UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion All Cap Insider Sentiment Shares

Direxion iBillionaire Index ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Zacks MLP High Income Index Shares
(formerly Direxion Zacks MLP High Income Shares)

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily Energy Bear 1X Shares

Direxion Daily European Financials Bear 1X Shares

Direxion Daily Financial Bear 1X Shares

Direxion Daily Gold Miners Index Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily S&P Biotech Bear 1X Shares

Direxion Daily Technology Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

1.25X BULL FUNDS

Direxion Daily S&P 500® Bull 1.25X Shares

Direxion Daily Small Cap Bull 1.25X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily Cyber Security & IT Bull 2X Shares	Direxion Daily Cyber Security & IT Bear 2X Shares
(formerly Direxion Daily Cyber Security Bull 2X Shares)	(formerly Direxion Daily Cyber Security Bear 2X Shares)
Direxion Daily European Financials Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Silver Miners Index Bull 2X Shares	Direxion Daily Silver Miners Index Bear 2X Shares
Direxion Daily Small Cap Bull 2X Shares

Table of Contents

Letter to Shareholders	4
Performance Summary (Unaudited)	16
Expense Example (Unaudited)	44
Allocation of Portfolio Holdings (Unaudited)	47
Schedules of Investments	48
Statements of Assets and Liabilities	78
Statements of Operations	85
Statements of Changes in Net Assets	92
Financial Highlights	104
Notes to the Financial Statements	107
Report of Independent Registered Public Accounting Firm	135
Supplemental Information (Unaudited)	136
Trustees and Officers	137
Board Review of Investment Advisory Agreement (Unaudited)	141

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2015 to October 31, 2016 (the "Annual Period").

Market Review:

The beginning of the Annual Period was characterized by weakness in equities, both domestically and abroad. An economic slowdown in China and Emerging Markets, coupled with speculation over a potential interest rate move by the U.S. Federal Reserve, led to market uncertainty and mixed performance. In mid-December, the U.S. Federal Reserve raised its key interest rate from .25% to .50%, ending an eight-year stretch of easy money. China's devaluation of the Yuan, along with falling commodity prices in the U.S. (energy, metals), was cause for a market selloff. A downtrend precipitated into mid-January leaving the S&P 500 Index with its worst ever four-day start to a year. Optimism surrounding potential stimulus measures by the European Central Bank was enough to temporarily bolster markets; however with crude oil prices dipping below $30 a barrel and U.S. banking stocks selling off, equity markets continued their slide. U.S. markets recovered in February with a rebound of crude oil prices as well as that of financial stocks, and persisted as the U.S. Federal Reserve opted to leave interest rates unchanged at its March meeting. Brexit was the dominating theme of the second quarter of 2016, causing volatility and confusion throughout the quarter, but ultimately leading to only a temporary pullback in equities as the United Kingdom voted to leave the European Union. At the same time, a sharp rise in the Yen caused considerable weakness in Japanese stocks, as the move was seen to negatively affect potential for earnings growth. During the summer, UK and U.S. equities experienced positive performance amid both a somewhat more stable idea of the implications of Brexit, and expectations that the U.S. Federal Reserve would raise rates again before the end of 2016. The calm in the U.S. was jolted in September as the S&P 500 sold off sharply after comments from the Boston Federal Reserve, citing the potential negative implications of any further delay in an additional rate hike by the U.S. Federal Reserve. Japanese equities rebounded into October on a weaker Yen, as Emerging Markets were mixed in advance of the coming U.S. Presidential Election. At home, U.S. equities finished the Annual Period giving back some gains amid a backdrop of political uncertainty.

The majority of the Annual Period was marked with steady bond appreciation. The strength in bonds, and the steepening of the curve, was a bit of a surprise given the lack of any notable returns in the Investment Grade fixed income space in 2015. Emerging Markets debt was also an outperformer. Longer duration treasuries and the lower-rated securities especially enjoyed the most upside during the Annual Period.

Factors Affecting Performance of Non-Leveraged ETFs:

The following exchange traded funds are considered (the "Non-Leveraged ETFs") – Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares.

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

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Non-Leveraged ETFs Performance Review:

The following discussion relates to the performance of the Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, which track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 4.46%, while the Direxion All Cap Insider Sentiment Shares returned 5.66%.

The Direxion All Cap Insider Sentiment Shares' three largest sector weightings at the start of the Annual Period were Consumer Discretionary, Financials and Healthcare. Fund performance was mixed through 2015 year-end, hindered by the U.S. Federal Reserve raising rates from .25% to .50% – the first raise since December 16, 2008. As 2015 turned to 2016, the Direxion All Cap Insider Sentiment Shares was hurt by its exposure to Consumer Discretionary stocks such as Target (TGT) and Kohl's Corp. (KSS) – both reported disappointing quarterly results in February. In the spring of 2016, the Fund benefitted from its exposure to Financial and Energy stocks, as both sectors coming off prior periods of weakness saw prolonged periods of upside performance. Through the summer and early autumn of 2016, the Direxion All Cap Insider Sentiment Shares' returns were mixed, potentially due to uncertainty surrounding the November elections.

The Direxion iBillionaire Index ETF seeks investment results, before fees and expenses, which track the iBillionaire Index. The iBillionaire Index is comprised of the 30 large-cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth, and portfolio size. The 30 stocks are equally weighted at a fixed weight of 3.33% each, and the Index is rebalanced quarterly. For the Annual Period, the iBillionaire Index returned 3.29%, while the Direxion iBillionaire Index ETF returned 2.55%.

The Direxion iBillionaire Index ETF rebounded sharply from being down 12.25% on February lows, partially due to the addition of American International Group (AIG), which gained 21.83% through the end of the Period. One reason for the Fund's underperformance when compared to the S&P 500 was its long-allocation of Allergan PLC (AGN) for the entire Period, returning a loss of 32.27%. Other underperformance contributors came during the May rebalance, when the Direxion iBillionaire Index ETF sold its entire General Motors (GM) and Apple Inc. (AAPL) positions.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, which track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ® , but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 2.87%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 3.68%. The NASDAQ-100® Index returned 4.62% for the Annual Period.

The Direxion NASDAQ-100® Equal Weighted Index Shares slight underperformance to the NASDAQ-100® Index was due to its equal-weight holding in Apple Inc. (AAPL), along with Microsoft Corp (MSFT), Amazon.com Inc. (AMZN) and Facebook Inc. (FB) – all larger companies outperforming the equally weighted smaller cap stocks.

The Direxion Zacks MLP High Income Index Shares seeks investment results, before fees and expenses, which track the price and yield performance of the Zacks MLP High Income Index, formerly called the Zacks MLP Index. The Zacks MLP High Income Index selects 25 Master Limited Partnerships ("MLPs")utilizing a methodology proprietary to Zacks. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk-adjusted basis the S&P 500®

DIREXION ANNUAL REPORT
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Index and other benchmark indices. The Zacks MLP High Income Index only comprises MLPs listed on at least one U.S. stock exchange with a minimum market capitalization of at least $300,000,000. Each MLP is ranked based on liquidity, short interest, dividend yield and other factors. The final index is comprised of the 25 highest-ranking securities. The constituents are equally weighted, to make up 4% of the portfolio each. The constituent selection process and rebalancing is repeated on a quarterly basis and the Zacks MLP High Income Index reconstitution occurs after the last business day of January, April, July and October. For the Annual Period, the Zacks MLP High Income Index returned -13.73%, while the Direxion Zacks MLP High Income Index Shares returned -15.11%.

The Direxion Zacks MLP High Income Index Shares remained heavily invested in midstream names, with a weighting in the range of 45% to 75% throughout the Annual Period. Downstream MLPs also ranged from 20% to 40% of the Fund's total. Upstream names remained the lowest weight in the Direxion Zacks MLP High Income Index Shares, as MLPs such as Suburban Propane Partners (SPH) and Williams Partners (WPZ) seldom carried more than 10% of the total index construction. While the first several months of the Annual Period was a performance struggle, the Fund produced gains from mid-February through the end of October. Much of this move can be attributed to the move in Crude Oil, as the price rallied from $32.90/barrel on February 11, 2016 to $55.46/barrel on June 8, 2016. Even as Crude Oil futures once again dropped to $40/barrel in August, MLP performance remained stable into the end of the Annual Period. With rig counts down dramatically and crude oil production starting to rollover, the stabilization in the balance of supply and demand structure for crude was overwhelmingly positive for MLPs.

Factors Affecting Performance of Bear ETFs:

The following exchange traded funds are considered (the "Bear ETFs") – Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily Energy Bear 1X Shares, Direxion Daily European Financials Bear 1X Shares, Direxion Daily Financial Bear 1X Shares, Direxion Daily Gold Miners Index Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily S&P Biotech Bear 1X Shares, Direxion Daily Technology Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares and Direxion Daily 20+ Year Treasury Bear 1X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

DIREXION ANNUAL REPORT
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Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite or inverse of the benchmark.

In seeking to achieve each Bear ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF's objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models do not take into account the size of a Bear ETF, the Bear ETF's expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of September 30, 2016, the companies included in the index have a median market capitalization of $6.21 billion and an average market capitalization of $14.05 billion. As of September 30, 2016, the Index was concentrated in the financial industry. For the Annual Period, the CSI 300 Index returned -5.60%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -8.91% for the same period. The model indicated an expected return of 1.28% for the Direxion Daily CSI 300 China A Share Bear 1X Shares.

The Direxion Daily Energy Bear 1X Shares seeks to provide -100% of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the energy industry. It is developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the "capitalization" methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Since Fund inception on April 7, 2016, the Energy

DIREXION ANNUAL REPORT
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Select Sector Index returned 13.20%. The Direxion Daily Energy Bear 1X Shares returned -13.72% for the same period. The model indicated an expected return of -13.75% for the Direxion Daily Energy Bear 1X Shares.

The Direxion Daily European Financials Bear 1X Shares seeks to provide -100% of the daily return of the MSCI Europe Financials Index. The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large capitalization and mid-capitalization companies across developed market countries in Europe. As of September 30, 2016, the Index consisted of 98 constituents with an average market capitalization of $20.50 billion and a median market capitalization of $12.911 billion. Since Fund inception on August 10, 2016, the MSCI Europe Financials Index returned 6.72%. The Direxion Daily European Financials Bear 1X Shares returned -7.64% for the same period. The model indicated an expected return of -7.37% for the Direxion Daily European Financials Bear 1X Shares.

The Direxion Daily Financial Bear 1X Shares seeks to provide -100% of the daily return of the Financial Select Sector Index. The Financial Select Sector Index is provided by Standard & Poor's and includes domestic companies from the financial industry. It is developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the "capitalization" methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Since Fund inception on April 7, 2016, the Financial Select Sector Index returned 9.81%. The Direxion Daily Financial Bear 1X Shares returned -10.36% for the same period. The model indicated an expected return of -10.25% for the Direxion Daily Financial Bear 1X Shares.

The Direxion Daily Gold Miners Index Bear 1X Shares seeks to provide -100% of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and, to a lesser extent, are also involved in mining for silver. The companies included in the index have an average market capitalization of more than $4.24 billion dollars and a median market capitalization of $2.20 billion dollars as of September 30, 2016. Since Fund inception on July 27, 2016, the NYSE Arca Gold Miners Index returned -14.13%. The Direxion Daily Gold Miners Index Bear 1X Shares returned 10.60% for the same period. The model indicated an expected return of 10.56% for the Direxion Daily Gold Miners Index Bear 1X Shares.

The Direxion Daily S&P 500 Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the Index have an average market capitalization of more than $40.77 billion dollars and a median market capitalization of $19.11 billion dollars as of September 30, 2016. Since Fund inception on June 8, 2016, the S&P 500® Index returned 1.45%. The Direxion Daily S&P 500 Bear 1X Shares returned -1.75% for the same period. The model indicated an expected return of -1.98% for the Direxion Daily S&P 500 Bear 1X Shares.

The Direxion Daily S&P Biotech Bear 1X Shares seeks to provide -100% of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. As of September 30, 2016, the companies included in the Index were concentrated in the healthcare sector and have a median market capitalization of $1.53 billion and an average market capitalization of $8.91 billion. The components of the Index and the percentages represented by certain industries in the Index may change over time. Since Fund inception on December 3, 2015 the S&P Biotechnology Select Industry Index returned -21.73%. The Direxion Daily S&P Biotech Bear 1X Shares returned 9.90% for the same period. The model indicated an expected return of 11.10% for the Direxion Daily S&P Biotech Bear 1X Shares.

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The Direxion Daily Technology Bear 1X Shares seeks to provide -100% of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the technology industry. It is developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the "capitalization" methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Since Fund inception on April 7, 2016, the Technology Select Sector Index returned 7.67%. The Direxion Daily Technology Bear 1X Shares returned -8.00% for the same period. The model indicated an expected return of -7.95% for the Direxion Daily Technology Bear 1X Shares.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Barclays Capital U.S. Aggregate Bond Index. The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, and fixed-rate taxable bond market; including Treasuries, government-related securities, corporate securities, Mortgage Backed Securities, Asset Backed Securities, and Commercial Mortgage Backed Securities. For the Annual Period, the Barclays Capital U.S. Aggregate Bond Index returned 4.37%. The Direxion Daily Total Bond Market Bear 1X Shares returned -4.61%. The model indicated an expected return of -4.28% for the Direxion Daily Total Bond Market Bear 1X Shares.

From November 1, 2015 through May 1, 2016, the Direxion Daily 7-10 Year Treasury Bear 1X Shares sought to provide -100% of the daily return of the NYSE 7-10 Year Treasury Bond Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For this Period, the NYSE 7-10 Year Treasury Bond Index returned 3.70%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned -4.45%. The model indicated an expected return of -3.70% for the Direxion Daily 7-10 Year Treasury Bear 1X Shares.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares now seeks to provide -100% of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. From May 2, 2016 through the end of the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 6.71%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned -7.43%. The model indicated an expected return of -6.99% for the Direxion Daily 7-10 Year Treasury Bear 1X Shares.

From November 1, 2015 through May 1, 2016, the Direxion Daily 20+ Year Treasury Bear 1X Shares sought to provide -100% of the daily return of the NYSE 20 Year Plus Treasury Bond Index. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 20+ year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For this Period, the NYSE 20 Year Plus Treasury Bond Index returned 0.86%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned -1.63%. The model indicated an expected return of -0.99% for the Direxion Daily 20+ Year Treasury Bear 1X Shares.

The Direxion Daily 20+ Year Treasury Bear 1X Shares now seeks to provide -100% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee.

DIREXION ANNUAL REPORT
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From May 2, 2016 through the end of the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 2.44%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned -3.57%. The model indicated an expected return of -3.14% for the Direxion Daily 20+ Year Treasury Bear 1X Shares.

Leveraged ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 125%, 200% or -200% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name attempt to provide investment results that correlate to 125% or 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETF's daily investment results, Rafferty relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the "Index"). The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

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Factors Affecting Leveraged ETF Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 125% or 200% (for the Bull ETFs) or -200% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create a drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's Annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Leveraged ETFs Performance Review:

The Direxion Daily S&P 500® Bull 1.25X Shares seeks to provide 125% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the Index have an average market capitalization of more than $40.77 billion dollars and a median market capitalization of $19.11 billion dollars as of September 30, 2016. For the Annual Period, the S&P 500® Index returned 4.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 1.25X Shares returned 4.74% for the stated period. The model indicated an expected return of 5.33% for the Direxion Daily S&P 500® Bull 1.25X Shares.

The Direxion Daily Small Cap Bull 1.25X Shares seeks to provide 125% of the daily return of the 125% of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is

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11

comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $1.19 billion dollars and a median market capitalization of $753 million dollars as of September 30, 2016. For the Annual Period, the Russell 2000® Index returned 4.11%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 1.25X Shares returned 4.23% for the stated period. The model indicated an expected return of 4.60% for the Direxion Daily Small Cap Bull 1.25X Shares.

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of September 30, 2016, the companies included in the index have a median market capitalization of $6.21 billion and an average market capitalization of $14.05 billion. As of September 30, 2016, the Index was concentrated in the financial industry. For the Annual Period, the CSI 300 Index returned -5.60%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned -14.65% for the stated period. The model indicated an expected return of -26.35% for the Direxion Daily CSI 300 China A Share Bull 2X Shares.

The Direxion Daily Cyber Security Bull 2X Shares and the Direxion Daily Cyber Security Bear 2X Shares seek to provide 200% and -200% of the daily return of the ISE Cyber Security® Index, respectively. The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. The Index had an average market capitalization of $8.80 billion and a median market capitalization of $1.75 billion as of September 30, 2016. Components of the Index include the technology and telecommunications industry as of September 30, 2016. For the Annual Period, the ISE Cyber Security® Index returned 0.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Cyber Security Bull 2X Shares returned -2.44% and the Direxion Daily Cyber Security Bear 2X Shares returned -19.33%. The model indicated an expected return of -5.43% for the Direxion Daily Cyber Security Bull 2X Shares and an expected return of -13.43% for the Direxion Daily Cyber Security Bear 2X Shares.

The Direxion Daily European Financials Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Europe Financials Index. The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. As of September 30, 2016, the Index consisted of 98 constituents with an average market capitalization of $20.50 billion and a median market capitalization of $12.91 billion. Since Fund inception on July 27, 2016, the MSCI Europe Financials Index returned 11.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily European Financials Bull 2X Shares returned 21.40% for the stated period. The model indicated an expected return of 21.67% for the Direxion Daily European Financials Bull 2X Shares.

The Direxion Daily High Yield Bear 2X Shares seeks to provide 200% of the daily return of the Barclays U.S. High Yield Very Liquid Index. Barclays designed the Barclays U.S. High Yield Very Liquid Index to be a more liquid version of the U.S. Corporate High Yield Index that measures the market of U.S. Dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Index follows the same index construction rules as the U.S. Corporate High Yield Index, but each issue must have been issued within the past five years, have a U.S. Dollar 500 million minimum amount outstanding and include only the three largest securities from each issuer. The Index is part of the U.S. Universal, Global High-Yield and U.S. Corporate High-Yield Indices. Since Fund inception on June 16, 2016, the Barclays U.S. High Yield Very Liquid Index returned 6.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily High

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Yield Bear 2X Shares returned -11.80% for the stated period. The model indicated an expected return of -11.63% for the Direxion Daily High Yield Bear 2X Shares.

The Direxion Daily Pharmaceutical & Medical Bull 2X Shares and the Direxion Daily Pharmaceutical & Medical Bear 2X Shares seek to provide 200% and -200% of the daily return of the Dynamic Pharmaceutical IntellidexSM Index, respectively. The Dynamic Pharmaceutical Intellidex Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. The companies included in the Index have an average market capitalization of $64.69 billion and a median market capitalization $25.89 billion as of September 30, 2016. Components of the Index include the health care sector which includes the pharmaceutical and biotechnology industries. For the Annual Period, the Dynamic Pharmaceutical IntellidexSM Index returned -14.99%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Pharmaceutical & Medical Bull 2X Shares returned -33.12% and the Direxion Daily Pharmaceutical & Medical Bear 2X Shares returned 17.91%. The model indicated an expected return of -31.32% for the Direxion Daily Pharmaceutical & Medical Bull 2X Shares and an expected return of 18.85% for the Direxion Daily Pharmaceutical & Medical Bear 2X Shares.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the Index have an average market capitalization of more than $40.77 billion dollars and a median market capitalization of $19.11 billion dollars as of September 30, 2016. For the Annual Period, the S&P 500® Index returned 4.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 5.29%. The model indicated an expected return of 7.07% for the Direxion Daily S&P 500® Bull 2X Shares.

The Direxion Daily Silver Miners Index Bull 2X Shares and the Direxion Daily Silver Miners Index Bear 2X Shares seek to provide 200% and -200% of the daily return of the Solactive Global Silver Miners Index, respectively. The Solactive Global Silver Miners Index is designed to measure broad based equity market performance of companies involved in the silver mining industry, as defined by Structured Solutions AG. The Index includes a minimum of 20 and a maximum of 40 stocks of US and foreign companies active in exploration, mining and/or refining of silver, including stocks of small- and medium-capitalization companies. Index adjustments are carried out semi-annually. Since Fund inception on September 8, 2016, the Solactive Global Silver Miners Index returned -17.27%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Silver Miners Index Bull 2X Shares returned -34.04% and the Direxion Daily Silver Miners Index Bear 2X Shares returned 31.56%. The model indicated an expected return of -34.22% for the Direxion Daily Silver Miners Index Bull 2X Shares and an expected return of 32.43% for the Direxion Daily Silver Miners Index Bear 2X Shares.

The Direxion Daily Small Cap Bull 2X Shares seeks to provide 200% of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the Index have an average market capitalization of more than $1.19 billion dollars and a median market capitalization of $753 million dollars as of September 30, 2016. For the Annual Period, the Russell 2000® Index returned 4.11%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned 3.79%. The model indicated an expected return of 4.76% for the Direxion Daily Small Cap Bull 2X Shares.

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Index Volatility:

The CBOE Volatility Index, which reflects a market estimate for future volatility, rose 13.21% over the Annual Period. The Index had an average of 16.37 for the Period, and a high of 28.14 on in February. This may be attributed to a fresh round of devaluation of the Yuan by China, with ensuing weakness spreading across sectors and asset classes. Sensing that some areas of the market may have been oversold, investors in February began buying some of the worst performers, including commodities and banks, as the VIX retreated from a five-month high. A level of calm prevailed through spring and into summer as the VIX traded largely between 13 and 17 into June. Mid-June saw a spike in volatility as polls showed that the UK was more likely to leave the EU than originally suspected. The VIX spiked further into late June on high trading volume, as the results of the Brexit vote and the ensuing uncertainty of its economic implications resonated across the globe. A return to normalcy prevailed into the end of the Annual Period as fear of Brexit contagion abated, witnessing the largest weekly decline in the history of the VIX Index and near all-time highs for the S&P 500.

Index	Return	Volatility
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	4.46%	15.75%
iBillionaire Index	3.29%	16.09%
NASDAQ-100® Equal Weighted Index	2.87%	17.54%
Zacks MLP High Income Index	-13.73%	39.50%
CSI 300 Index	-5.60%	39.33%
Energy Select Sector Index[1]	13.20%	20.21%
MSCI Europe Financials Index[2]	6.72%	20.99%
MSCI Europe Financials Index[3]	11.82%	23.72%
Financials Select Sector Index[1]	9.81%	15.71%
NYSE Arca Gold Miners Index[3]	-14.13%	44.46%
S&P 500® Index	4.51%	14.05%
S&P 500® Index[4]	1.45%	11.56%
S&P Biotechnology Select Industry Index[5]	-21.73%	39.26%
Technology Select Sector Index[1]	7.67%	12.36%
Barclays Capital U.S. Aggregate Bond Index	4.37%	3.07%
NYSE 7-10 Year Treasury Bond Index[6]	3.70%	5.30%
ICE U.S. Treasury 7-10 Year Bond Index[7]	6.71%	12.42%
NYSE 20 Year Plus Treasury Bond Index[6]	0.86%	5.13%
ICE U.S. Treasury 20+ Year Bond Index[7]	2.44%	12.39%
Russell 2000® Index	4.11%	18.39%
ISE Cyber Security® Index	0.49%	22.51%
Barclays U.S. High Yield Very Liquid Index[8]	6.13%	7.72%
Dynamic Pharmaceutical IntellidexSM Index	-14.99%	22.57%
Solactive Global Silver Miners Index[9]	-17.27%	49.08%

1  Reflects the period of April 7, 2016 to October 31, 2016

2  Reflects the period of August 10, 2016 to October 31, 2016

3  Reflects the period of July 27, 2016 to October 31, 2016

4  Reflects the period of June 8, 2016 to October 31, 2016

5  Reflects the period of December 3, 2015 to October 31, 2016

6  Reflects the period of November 1, 2015 to May 01, 2016

7  Reflects the period of May 2, 2016 to October 31, 2016

8  Reflects the period of June 16, 2016 to October 31, 2016

9  Reflects the period of September 8, 2016 to October 31, 2016

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14

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2016 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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15

Direxion All Cap Insider Sentiment Shares

Performance Summary (Unaudited)

December 8, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	5.66%	11.27%	15.47%
Direxion All Cap Insider Sentiment Shares (Market Price)	5.44%	11.18%	15.50%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	4.46%	9.86%	14.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.78%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

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Direxion iBillionaire Index ETF

Performance Summary (Unaudited)

August 1, 20141 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion iBillionaire Index ETF (NAV)	2.55%	0.38%
Direxion iBillionaire Index ETF (Market Price)	2.67%	0.47%
iBillionaire Index	3.29%	1.08%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The iBillionaire Index is comprised of the 30 mid and large cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth and portfolio size. Each of the 30 companies in the Index Is allocated an equal weight and the Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

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Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

March 21, 20121 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	3.68%	10.48%	12.94%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	3.57%	10.46%	12.98%
NASDAQ-100® Equal Weighted Index	2.87%	9.66%	12.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.52%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.35%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

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18

Direxion Zacks MLP High Income Index Shares

Performance Summary (Unaudited)

January 23, 20141 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Zacks MLP High Income Index Shares (NAV)	(15.11)%	(18.21)%
Direxion Zacks MLP High Income Index Shares (Market Price)	(14.89)%	(18.08)%
Zacks MLP High Income Index	(13.73)%	(16.60)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.89%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Zacks MLP High Income Index (formerly the Zacks MLP Index) selects 25 Master Limited Partnerships ("MLP") utilizing a methodology proprietary to Zacks. Potential Index constituents include all MLPs listed on at least one U.S. stock exchange and have a minimum market cap of $300,000,000. The 25 constituents are equally weighted within the Index. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
19

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary (Unaudited)

June 17, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	(8.91)%	2.38%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	(8.96)%	2.26%
CSI 300 Index	(5.60)%	(27.75)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.83%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's specified inverse multiple (-100%) will not generally equal a Fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
20

Direxion Daily Energy Bear 1X Shares

Performance Summary (Unaudited)

April 7, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Energy Bear 1X Shares (NAV)	(13.72)%
Direxion Daily Energy Bear 1X Shares (Market Price)	(14.68)%
Energy Select Sector Index	13.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.56%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
21

Direxion Daily European Financials Bear 1X Shares

Performance Summary (Unaudited)

August 10, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily European Financials Bear 1X Shares (NAV)	(7.64)%
Direxion Daily European Financials Bear 1X Shares (Market)	(7.72)%
MSCI Europe Financials Index	6.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large capitalization and mid-capitalization companies across developed market countries in Europe.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
22

Direxion Daily Financial Bear 1X Shares

Performance Summary (Unaudited)

April 7, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Financial Bear 1X Shares (NAV)	(10.36)%
Direxion Daily Financial Bear 1X Shares (Market Price)	(10.40)%
Financial Select Sector Index	9.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.56%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; real estate investment trusts ("REITs"); thrift & mortgage finance; consumer finance; and real estate management & development. The performance of Financials Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
23

Direxion Daily Gold Miners Index Bear 1X Shares

Performance Summary (Unaudited)

July 27, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Gold Miners Index Bear 1X Shares (NAV)	10.60%
Direxion Daily Gold Miners Index Bear 1X Shares (Market Price)	12.00%
NYSE Arca Gold Miners Index	(14.13)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
24

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	(1.75)%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	(1.75)%
S&P 500® Index	1.45%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
25

Direxion Daily S&P Biotech Bear 1X Shares

Performance Summary (Unaudited)

December 3, 20151 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily S&P Biotech Bear 1X Shares (NAV)	9.90%
Direxion Daily S&P Biotech Bear 1X Shares (Market Price)	4.80%
S&P Biotechnology Select Industry Index	(21.73)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.57%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
26

Direxion Daily Technology Bear 1X Shares

Performance Summary (Unaudited)

April 7, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Technology Bear 1X Shares (NAV)	(8.00)%
Direxion Daily Technology Bear 1X Shares (Market Price)	(11.64)%
Technology Select Sector Index	7.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.56%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
27

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(4.61)%	(4.18)%	(3.57)%	(4.30)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(5.17)%	(4.03)%	(3.66)%	(4.30)%
Barclays Capital U.S. Aggregate Bond Index	4.37%	3.48%	2.90%	3.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.25%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
28

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	(6.01)%	(5.89)%	(4.68)%	(6.27)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Price)	(5.60)%	(5.76)%	(4.92)%	(6.26)%
NYSE 7-10 Year Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 7-10 Year Bond Index[3]	4.66%	4.32%	3.28%	4.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3   Prior to May 2, 2016, the Direxion Daily 7-10 Year Treasury Bear 1X Shares tracked the NYSE 7-10 Year Treasury Bond Index. From March 23, 2011, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 7-10 Year Treasury Bond Index was 5.16%.

DIREXION ANNUAL REPORT
29

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	(10.73)%	(11.42)%	(7.90)%	(11.59)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	(10.64)%	(11.46)%	(8.62)%	(11.56)%
NYSE 20 Year Plus Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 20+ Year Bond Index[3]	9.54%	9.76%	5.62%	9.47%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.86%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3   Prior to May 2, 2016, the Direxion Daily 20+ Year Treasury Bear 1X Shares tracked the NYSE 20 Year Plus Treasury Bond Index. From March 23, 2011, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 20 Year Plus Treasury Bond Index was 9.88%.

DIREXION ANNUAL REPORT
30

Direxion Daily S&P 500® Bull 1.25X Shares

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P 500® Bull 1.25X Shares (NAV)	4.74%	6.05%
Direxion Daily S&P 500® Bull 1.25X Shares (Market Price)	4.48%	6.31%
S&P 500® Index	4.51%	5.56%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.42%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
31

Direxion Daily Small Cap Bull 1.25X Shares

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Small Cap Bull 1.25X Shares (NAV)	4.23%	2.69%
Direxion Daily Small Cap Bull 1.25X Shares (Market Price)	8.01%	4.82%
Russell 2000® Index	4.11%	2.86%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 4.56%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.35%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
32

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	(14.65)%	(39.17)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	(14.33)%	(39.17)%
CSI 300 Index	(5.60)%	(16.13)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months and must not be experiencing obvious abnormal fluctuations or market manipulations.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
33

Direxion Daily Cyber Security & IT Bull 2X Shares

Performance Summary (Unaudited)

September 16, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Cyber Security & IT Bull 2X Shares (NAV)	(2.44)%	(5.44)%
Direxion Daily Cyber Security & IT Bull 2X Shares (Market Price)	(9.60)%	(13.28)%
ISE Cyber Security® Index	0.49%	(0.57)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.79%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
34

Direxion Daily Cyber Security & IT Bear 2X Shares

Performance Summary (Unaudited)

September 16, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Cyber Security & IT Bear 2X Shares (NAV)	(19.33)%	(17.27)%
Direxion Daily Cyber Security & IT Bear 2X Shares (Market Price)	(17.21)%	(16.25)%
ISE Cyber Security® Index	0.49%	(0.57)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.25%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE Cyber Security® Index is comprised of domestic and foreign companies that are cyber security infrastructure providers (hardware/software developers) or that provide cyber security services, and for whom cyber security is a key driver of the company's business. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
35

Direxion Daily European Financials Bull 2X Shares

Performance Summary (Unaudited)

July 27, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily European Financials Bull 2X Shares (NAV)	21.40%
Direxion Daily European Financials Bull 2X Shares (Market Price)	23.08%
MSCI Europe Financials Index	11.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.95%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
36

Direxion Daily High Yield Bear 2X Shares

Performance Summary (Unaudited)

June 16, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily High Yield Bear 2X Shares (NAV)	(11.80)%
Direxion Daily High Yield Bear 2X Shares (Market Price)	(12.48)%
Barclays U.S. High Yield Very Liquid Index	6.13%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.83%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Barclays designed the Barclays' U.S. High Yield Very Liquid Index to be a more liquid version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. Dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Index follows the same index construction rules as the U.S. Corporate High Yield Index, but each issue must have been issued within the past five years, have a U.S. Dollar 500 million minimum amount outstanding and include only the three largest securities from each issuer. The Index is part of the U.S. Universal, Global High-Yield and U.S. Corporate High-Yield Indices.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
37

Direxion Daily Pharmaceutical & Medical Bull 2X Shares

Performance Summary (Unaudited)

September 16, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Pharmaceutical & Medical Bull 2X Shares (NAV)	(33.12)%	(40.51)%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares (Market Price)	(33.28)%	(40.13)%
Dynamic Pharmaceutical IntellidexSM Index	(14.99)%	(19.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 6.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. The Index provider, the NYSE Arca, Inc., begins with the 2,000 largest companies listed on both the NYSE MKT and NASDAQ exchanges and then uses a proprietary model that ranks the stocks for capital appreciation potential. The NYSE Arca, Inc. then divides these companies into two market capitalization groups, larger and smaller. The NYSE Arca, Inc. then identifies a specified number of companies from each group for inclusion in the Index. The larger market capitalization companies will represent 40% of the Index and the small market capitalization companies will represent 60% of the Index when the Index is rebalanced.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
38

Direxion Daily Pharmaceutical & Medical Bear 2X Shares

Performance Summary (Unaudited)

September 16, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Pharmaceutical & Medical Bear 2X Shares (NAV)	17.91%	27.43%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares (Market Price)	7.19%	23.97%
Dynamic Pharmaceutical IntellidexSM Index	(14.99)%	(19.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of U.S. pharmaceutical companies. These companies are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The Index may include companies that facilitate the testing or regulatory approval of drugs. The Index provider, the NYSE Arca, Inc., begins with the 2,000 largest companies listed on both the NYSE MKT and NASDAQ exchanges and then uses a proprietary model that ranks the stocks for capital appreciation potential. The NYSE Arca, Inc. then divides these companies into two market capitalization groups, larger and smaller. The NYSE Arca, Inc. then identifies a specified number of companies from each group for inclusion in the Index. The larger market capitalization companies will represent 40% of the Index and the small market capitalization companies will represent 60% of the Index when the Index is rebalanced.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
39

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	5.29%	9.93%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	5.64%	10.06%
S&P 500® Index	4.51%	6.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.95%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
40

Direxion Daily Silver Miners Index Bull 2X Shares

Performance Summary (Unaudited)

September 8, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Silver Miners Index Bull 2X Shares (NAV)	(34.04)%
Direxion Daily Silver Miners Index Bull 2X Shares (Market Price)	(34.60)%
Solactive Global Silver Miners Index	(17.27)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Global Silver Miners Index is designed to measure broad based equity market performance of companies involved in the silver mining industry, as defined by Structured Solutions AG. The Index includes a minimum of 20 and a maximum of 40 stocks of US and foreign companies active in exploration, mining and/or refining of silver, including stocks of small- and medium-capitalization companies. Index adjustments are carried out semi-annually.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
41

Direxion Daily Silver Miners Index Bear 2X Shares

Performance Summary (Unaudited)

September 8, 20161 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Silver Miners Index Bear 2X Shares (NAV)	31.56%
Direxion Daily Silver Miners Index Bear 2X Shares (Market Price)	32.32%
Solactive Global Silver Miners Index	(17.27)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Global Silver Miners Index is designed to measure broad based equity market performance of companies involved in the silver mining industry, as defined by Structured Solutions AG. The Index includes a minimum of 20 and a maximum of 40 stocks of US and foreign companies active in exploration, mining and/or refining of silver, including stocks of small- and medium-capitalization companies. Index adjustments are carried out semi-annually.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
42

Direxion Daily Small Cap Bull 2X Shares

Performance Summary (Unaudited)

July 29, 20141 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Small Cap Bull 2X Shares (NAV)	3.79%	3.03%
Direxion Daily Small Cap Bull 2X Shares (Market Price)	9.00%	4.57%
Russell 2000® Index	4.11%	3.44%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.53%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT
43

Expense Example (Unaudited)

October 31, 2016

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2016 to October 31, 2016" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016*
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.65%	$1,000.00	$1,022.20	$3.30
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion iBillionaire Index ETF
Based on actual fund return	0.65%	1,000.00	1,026.70	3.31
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,091.50	1.84
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78
Direxion Zacks MLP High Income Index Shares
Based on actual fund return	0.62%	1,000.00	1,043.00	3.18
Based on hypothetical 5% return	0.62%	1,000.00	1,022.02	3.15

DIREXION ANNUAL REPORT
44

Expense Example (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.80%	$1,000.00	$936.50	$3.89
Based on hypothetical 5% return	0.80%	1,000.00	1,021.11	4.06
Direxion Daily Energy Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	951.10	2.21
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion Daily European Financials Bear 1X Shares[4]
Based on actual fund return	0.45%	1,000.00	923.60	0.98
Based on hypothetical 5% return	0.45%	1,000.00	1,010.32	1.03
Direxion Daily Financial Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	933.70	2.19
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion Daily Gold Miners Index Bear 1X Shares[3]
Based on actual fund return	0.45%	1,000.00	1,106.00	1.26
Based on hypothetical 5% return	0.45%	1,000.00	1,012.06	1.20
Direxion Daily S&P 500® Bear 1X Shares[1]
Based on actual fund return	0.09%	1,000.00	982.50	0.36
Based on hypothetical 5% return	0.09%	1,000.00	1,019.59	0.36
Direxion Daily S&P Biotech Bear 1X Shares
Based on actual fund return	0.50%	1,000.00	905.50	2.39
Based on hypothetical 5% return	0.50%	1,000.00	1,022.62	2.54
Direxion Daily Technology Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	872.20	2.12
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.62%	1,000.00	983.00	3.09
Based on hypothetical 5% return	0.62%	1,000.00	1,022.02	3.15
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.62%	1,000.00	983.70	3.09
Based on hypothetical 5% return	0.62%	1,000.00	1,022.02	3.15
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.62%	1,000.00	964.40	3.06
Based on hypothetical 5% return	0.62%	1,000.00	1,022.02	3.15
Direxion Daily S&P 500® Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	1,047.60	1.80
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78
Direxion Daily Small Cap Bull 1.25X Shares
Based on actual fund return	0.35%	1,000.00	1,074.50	1.83
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.97%	1,000.00	1,061.30	5.03
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Cyber Security & IT Bull 2X Shares
Based on actual fund return	0.85%	1,000.00	1,274.50	4.86
Based on hypothetical 5% return	0.85%	1,000.00	1,020.86	4.32
Direxion Daily Cyber Security & IT Bear 2X Shares
Based on actual fund return	0.80%	1,000.00	716.60	3.45
Based on hypothetical 5% return	0.80%	1,000.00	1,021.12	4.06
Direxion Daily European Financials Bull 2X Shares[3]
Based on actual fund return	0.80%	1,000.00	1,214.00	2.35
Based on hypothetical 5% return	0.80%	1,000.00	1,011.13	2.13
Direxion Daily High Yield Bear 2X Shares[2]
Based on actual fund return	0.80%	1,000.00	882.00	2.84
Based on hypothetical 5% return	0.80%	1,000.00	1,015.84	3.04

DIREXION ANNUAL REPORT
45

Expense Example (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period May 1, 2016 to October 31, 2016*
Direxion Daily Pharmaceutical & Medical Bull 2X Shares
Based on actual fund return	0.80%	$1,000.00	$810.00	$3.64
Based on hypothetical 5% return	0.80%	1,000.00	1,021.12	4.06
Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Based on actual fund return	0.88%	1,000.00	1,132.80	4.72
Based on hypothetical 5% return	0.88%	1,000.00	1,020.71	4.47
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.66%	1,000.00	1,066.70	3.43
Based on hypothetical 5% return	0.66%	1,000.00	1,021.82	3.35
Direxion Daily Silver Miners Index Bull 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	659.60	0.98
Based on hypothetical 5% return	0.80%	1,000.00	1,006.20	1.18
Direxion Daily Silver Miners Index Bear 2X Shares[5]
Based on actual fund return	0.80%	1,000.00	1,315.60	1.37
Based on hypothetical 5% return	0.80%	1,000.00	1,006.20	1.18
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.65%	1,000.00	1,107.20	3.44
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2016 to October 31, 2016), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 8, 2016 (commencement of operations) to October 31, 2016, multiplied by 146 days (the number of days since commencement of operations to October 31, 2016), then divided by 366.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 16, 2016 (commencement of operations) to October 31 2016, multiplied by 138 days (the number of days since commencement of operations to October 31, 2016), then divided by 366.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from July 27, 2016 (commencement of operations) to October 31 2016, multiplied by 97 days (the number of days since commencement of operations to October 31, 2016), then divided by 366.

4  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from August 10, 2016 (commencement of operations) to October 31 2016, multiplied by 83 days (the number of days since commencement of operations to October 31, 2016), then divided by 366.

5  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from September 8, 2016 (commencement of operations) to October 31 2016, multiplied by 54 days (the number of days since commencement of operations to October 31, 2016), then divided by 366.

DIREXION ANNUAL REPORT
46

Allocation of Portfolio Holdings (Unaudited)

October 31, 2016

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0%**	100%	—	—	—	100%
Direxion iBillionaire Index ETF	0%**	100%	—	—	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—	—	—	100%
Direxion Zacks MLP High Income Index Shares	1%	—	99%	—	—	100%
Direxion Daily CSI 300 China A Share Bear 1X Shares	102%	—	—	—	(2)%	100%
Direxion Daily Energy Bear 1X Shares	100%	—	—	—	0%**	100%
Direxion Daily European Financials Bear 1X Shares	105%	—	—	—	(5)%	100%
Direxion Daily Financial Bear 1X Shares	106%	—	—	—	(6)%	100%
Direxion Daily Gold Miners Index Bear 1X Shares	97%	—	—	—	3%	100%
Direxion Daily S&P 500® Bear 1X Shares	99%	—	—	—	1%	100%
Direxion Daily S&P Biotech Bear 1X Shares	84%	—	—	—	16%	100%
Direxion Daily Technology Bear 1X Shares	105%	—	—	—	(5)%	100%
Direxion Daily Total Bond Market Bear 1X Shares	101%	—	—	—	(1)%	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	105%	—	—	—	(5)%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	101%	—	—	—	(1)%	100%
Direxion Daily S&P 500® Bull 1.25X Shares	2%	—	—	97%	1%	100%
Direxion Daily Small Cap Bull 1.25X Shares	1%	—	—	98%	1%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	97%	—	—	—	3%	100%
Direxion Daily Cyber Security & IT Bull 2X Shares	81%	—	—	—	19%	100%
Direxion Daily Cyber Security & IT Bear 2X Shares	136%	—	—	—	(36)%	100%
Direxion Daily European Financials Bull 2X Shares	98%	—	—	—	2%	100%
Direxion Daily High Yield Bear 2X Shares	109%	—	—	—	(9)%	100%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	109%	—	—	—	(9)%	100%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	72%	—	—	—	28%	100%
Direxion Daily S&P 500® Bull 2X Shares	60%	—	—	30%	10%	100%
Direxion Daily Silver Miners Index Bull 2X Shares	119%	—	—	—	(19)%	100%
Direxion Daily Silver Miners Index Bear 2X Shares	86%	—	—	—	14%	100%
Direxion Daily Small Cap Bull 2X Shares	28%	—	—	54%	18%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
47

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 0.7%
4,674	Equifax, Inc.	$579,436
15,263	PayPal Holdings, Inc. (a)	635,856
		1,215,292
Air Transportation - 1.6%
39,274	Alaska Air Group, Inc.	2,836,368
Amusement, Gambling, and Recreation Industries - 0.3%
7,809	Global Payments, Inc.	566,309
Apparel Manufacturing - 0.3%
5,564	Cintas Corp.	593,512
Beverage and Tobacco Product Manufacturing - 1.6%
25,829	PepsiCo, Inc.	2,768,869
Chemical Manufacturing - 1.7%
103,909	Avon Products, Inc.	680,604
8,459	Colgate-Palmolive Co.	603,634
7,550	Eli Lilly & Co.	557,492
1,573	Regeneron Pharmaceuticals, Inc. (a)	542,717
11,829	Zoetis, Inc.	565,426
		2,949,873
Clothing and Clothing Accessories Stores - 5.6%
204,079	American Eagle Outfitters, Inc.	3,477,506
24,195	Hanesbrands, Inc.	621,811
30,393	L Brands, Inc.	2,194,071
27,105	Ross Stores, Inc.	1,695,147
52,603	Urban Outfitters, Inc. (a)	1,759,570
		9,748,105
Computer and Electronic Product Manufacturing - 18.0%
13,861	Activision Blizzard, Inc.	598,379
22,194	ARRIS International PLC (a)	616,549
3,558	Broadcom Ltd.	605,856
339,339	Brocade Communications Systems, Inc.	3,596,993
113,011	Cisco Systems, Inc.	3,467,178
24,396	Cree, Inc. (a)	544,031
263,485	HP, Inc.	3,817,898
79,817	Intel Corp.	2,783,219
39,509	InterDigital, Inc.	2,791,311
28,158	Jabil Circuit, Inc.	600,892
15,008	Johnson Controls International PLC	605,123
81,631	NetApp, Inc.	2,770,556
9,046	NVIDIA Corp.	643,713
94,542	Seagate Technology PLC	3,243,736
3,900	Thermo Fisher Scientific, Inc.	573,417
68,114	Western Digital Corp.	3,980,582
		31,239,433
Couriers and Messengers - 0.4%
3,542	FedEx Corp.	617,441
Credit Intermediation and Related Activities - 11.8%
204,233	Bank of America Corp.	3,369,844
306,578	F.N.B. Corp.	4,006,974
162,911	Fulton Financial Corp.	2,427,374
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
43,892	JPMorgan Chase & Co.	$3,039,960
6,028	MasterCard, Inc. Class A	645,117
32,102	UMB Financial Corp.	1,991,929
75,219	Webster Financial Corp.	3,038,848
62,078	Zions Bancorporation	1,999,532
		20,519,578
Data Processing, Hosting and Related Services - 2.5%
83,902	CSRA, Inc.	2,105,101
5,312	DST Systems, Inc.	510,802
21,559	Red Hat, Inc. (a)	1,669,745
		4,285,648
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
12,134	A.O. Smith Corp.	548,093
Electronics and Appliance Stores - 3.8%
115,553	Best Buy Co., Inc.	4,496,167
85,502	GameStop Corp. Class A	2,056,323
		6,552,490
Food Manufacturing - 1.6%
13,090	ConAgra Foods, Inc.	630,676
23,548	The Kraft Heinz Co.	2,094,595
		2,725,271
Food Services and Drinking Places - 4.7%
89,140	Brinker International, Inc.	4,389,254
4,088	Domino's Pizza, Inc.	691,853
50,589	Dunkin' Brands Group, Inc.	2,446,484
16,247	Texas Roadhouse, Inc.	658,328
		8,185,919
General Merchandise Stores - 4.3%
25,053	Dollar General Corp.	1,730,912
8,217	Dollar Tree, Inc. (a)	620,794
68,504	J.C. Penney Co., Inc. (a)	588,449
102,880	Kohl's Corp.	4,501,000
		7,441,155
Health and Personal Care Stores - 0.4%
2,620	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	637,551
Insurance Carriers and Related Activities - 8.7%
9,972	Centene Corp. (a)	623,051
37,739	Cincinnati Financial Corp.	2,671,166
22,643	Everest Re Group Ltd.	4,608,303
79,944	First American Financial Corp.	3,122,613
9,036	RLI Corp.	503,667
32,880	Travelers Companies, Inc.	3,556,958
		15,085,758
Machinery Manufacturing - 0.3%
8,817	Zebra Technologies Corp. Class A (a)	580,511
Merchant Wholesalers, Durable Goods - 0.3%
18,359	LKQ Corp. (a)	592,628
Merchant Wholesalers, Nondurable Goods - 1.5%
26,352	Ralph Lauren Corp.	2,585,131

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued

October 31, 2016

Shares		Fair Value
Mining (except Oil and Gas) - 0.4%
8,962	Royal Gold, Inc.	$616,765
Miscellaneous Manufacturing - 0.7%
7,866	Cantel Medical Corp.	560,295
5,291	Stryker Corp.	610,317
		1,170,612
Motor Vehicle and Parts Dealers - 0.3%
4,145	Advance Auto Parts, Inc.	580,632
Nonstore Retailers - 0.7%
731	Amazon.com, Inc. (a)	577,359
11,539	Copart, Inc. (a)	605,451
		1,182,810
Oil and Gas Extraction - 0.6%
21,469	Gulfport Energy Corp. (a)	517,618
15,826	Range Resources Corp.	534,760
		1,052,378
Other Information Services - 0.4%
4,805	Facebook, Inc. (a)	629,407
Paper Manufacturing - 1.9%
73,373	International Paper Co.	3,303,986
Petroleum and Coal Products Manufacturing - 5.2%
6,037	Chevron Corp.	632,376
47,974	Tesoro Corp.	4,076,351
151,210	Western Refining, Inc.	4,362,408
		9,071,135
Primary Metal Manufacturing - 1.4%
53,137	Worthington Industries, Inc.	2,497,439
Professional, Scientific, and Technical Services - 3.8%
17,055	Accenture PLC Class A	1,982,473
79,630	Leidos Holdings, Inc.	3,310,219
9,021	Salesforce.com, Inc. (a)	678,019
5,511	SYNNEX Corp.	565,098
		6,535,809
Publishing Industries (except Internet) - 0.4%
5,673	Adobe Systems, Inc. (a)	609,904
Rail Transportation - 0.3%
6,264	Union Pacific Corp.	552,359
Real Estate - 1.8%
7,237	Life Storage, Inc.	583,664
53,591	UDR, Inc.	1,874,077
6,421	Vornado Realty Trust	595,741
		3,053,482
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
54,699	Charles Schwab Corp.	1,733,958
70,828	E*TRADE Financial Corp. (a)	1,994,517
58,118	Invesco Ltd. (a)	1,632,535
4,971	S&P Global, Inc.	605,716
		5,966,726
Support Activities for Mining - 0.4%
14,057	ConocoPhillips	610,777
Shares		Fair Value
Transportation Equipment Manufacturing - 4.9%
28,766	Boeing Co.	$4,097,142
14,148	Huntington Ingalls Industries, Inc.	2,282,921
26,545	Thor Industries, Inc.	2,105,284
		8,485,347
Utilities - 2.9%
33,414	Consolidated Edison, Inc.	2,524,428
47,042	Eversource Energy	2,590,132
		5,114,560
	TOTAL COMMON STOCKS (Cost $174,938,927)	$173,309,063
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
91	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	$91
	TOTAL MONEY MARKET FUNDS (Cost $91)	$91
	TOTAL INVESTMENTS - 99.9% (Cost $174,939,018)	$173,309,154
	Other Assets in Excess of Liabilities - 0.1%	241,672
	TOTAL NET ASSETS - 100.0%	$173,550,826

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion iBillionaire Index ETF

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 99.6%
Administrative and Support Services - 4.0%
14,378	PayPal Holdings, Inc. (a)	$598,988
Beverage and Tobacco Product Manufacturing - 3.8%
3,355	Constellation Brands, Inc.	560,688
Chemical Manufacturing - 19.8%
8,268	Abbvie, Inc.	461,189
3,907	Air Products and Chemicals, Inc.	521,272
2,180	Allergan, Inc. (a)	455,489
5,234	Monsanto Co.	527,430
11,371	Mylan N.V. (a)	415,041
10,539	The Dow Chemical Co.	567,104
		2,947,525
Computer and Electronic Product Manufacturing - 4.1%
14,038	Activision Blizzard, Inc.	606,020
Electrical Equipment, Appliance, and Component Manufacturing - 3.0%
3,015	Whirlpool Corp.	451,707
Food Services and Drinking Places - 3.6%
6,145	YUM! Brands, Inc.	530,191
General Merchandise Stores - 2.9%
5,778	Dollar Tree, Inc. (a)	436,528
Hospitals - 3.7%
7,250	HCA Holdings, Inc. (a)	554,843
Insurance Carriers and Related Activities - 14.4%
8,003	Allstate Corp.	543,404
9,304	American International Group, Inc.	574,057
4,186	Cigna Corp.	497,422
3,072	Humana, Inc.	526,940
		2,141,823
Leather and Allied Product Manufacturing - 3.3%
9,702	Nike, Inc. - Class B	486,846
Mining (except Oil and Gas) - 3.4%
45,681	Freeport-McMoRan Inc. (a)	510,714
Miscellaneous Manufacturing - 3.7%
11,439	Baxter International, Inc.	544,382
Nonstore Retailers - 3.8%
722	Amazon.com, Inc. (a)	570,250
Other Information Services - 11.4%
689	Alphabet, Inc. Class A (a)	558,021
710	Alphabet, Inc. Class C (a)	557,024
4,476	Facebook, Inc. (a)	586,311
		1,701,356
Professional, Scientific, and Technical Services - 3.9%
392	The Priceline Group Inc. (a)	577,898
Publishing Industries (except Internet) - 3.9%
9,607	Microsoft Corp.	575,651
Textile Product Mills - 3.3%
2,622	Mohawk Industries, Inc. (a)	483,235
Transportation Equipment Manufacturing - 3.6%
1,946	Transdigm Group, Inc.	530,207
	TOTAL COMMON STOCKS (Cost $14,501,432)	$14,808,852
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
22,384	Fidelity Investments Money Market Government Portfolio, 0.31% (b)	$22,384
	TOTAL SHORT TERM INVESTMENTS (Cost $22,384)	$22,384
	TOTAL INVESTMENTS - 99.7% (Cost $14,523,816)	$14,831,236
	Other Assets in Excess of Liabilities - 0.3%	43,276
	TOTAL NET ASSETS - 100.0%	$14,874,512

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 1.0%
12,147	Marriott International, Inc. Class A	$834,499
Administrative and Support Services - 6.4%
16,367	Akamai Technologies, Inc. (a)	1,137,015
19,105	Ctrip.com International Ltd. ADR (a)	843,486
14,330	Paychex, Inc.	791,016
20,501	PayPal Holdings, Inc. (a)	854,072
572	The Priceline Group, Inc. (a)	843,259
13,612	TripAdvisor, Inc. (a)	877,702
		5,346,550
Air Transportation - 1.2%
23,509	American Airlines Group, Inc.	954,465
Beverage and Tobacco Product Manufacturing - 1.0%
5,700	Monster Beverage Corp. (a)	822,738
Broadcasting (except Internet) - 6.0%
3,140	Charter Communications, Inc. (a)	784,655
12,658	Comcast Corp. Class A	782,518
17,132	Discovery Communications, Inc. Class A (a)	447,316
17,672	Discovery Communications, Inc. Class C (a)	443,744
22,525	Liberty Interactive Corp. Class A (a)	416,487
10,809	Liberty Ventures Series A (a)	431,279
203,009	Sirius XM Holdings, Inc. (a)	846,548
22,550	Viacom, Inc. Class B	846,978
		4,999,525
Building Material and Garden Equipment and Supplies Dealers - 1.0%
20,824	Fastenal Co.	811,720
Chemical Manufacturing - 7.1%
6,346	Alexion Pharmaceuticals, Inc. (a)	828,153
8,614	BioMarin Pharmaceutical, Inc. (a)	693,599
7,688	Celgene Corp. (a)	785,560
10,588	Gilead Sciences, Inc.	779,594
19,965	Mylan NV (a)	728,723
2,043	Regeneron Pharmaceuticals, Inc. (a)	704,876
4,445	SHIRE PLC ADR	749,605
8,997	Vertex Pharmaceuticals, Inc. (a)	682,512
		5,952,622
Clothing and Clothing Accessories Stores - 1.0%
13,472	Ross Stores, Inc.	842,539
Computer and Electronic Product Manufacturing - 20.0%
18,782	Activision Blizzard, Inc.	810,819
13,446	Analog Devices, Inc.	861,889
7,262	Apple, Inc.	824,528
27,766	Applied Materials, Inc.	807,435
4,872	Broadcom Ltd.	829,604
27,055	Cisco Systems, Inc.	830,047
4,823	Illumina, Inc. (a)	656,603
22,149	Intel Corp.	772,336
21,499	Maxim Integrated Products, Inc.	852,005
13,834	Microchip Technology, Inc.	837,649
47,732	Micron Technology, Inc. (a)	819,081
23,970	NetApp, Inc.	813,542
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
13,280	NVIDIA Corp.	$945,005
9,963	NXP Semiconductors NV (a)	996,300
13,246	QUALCOMM, Inc.	910,265
22,922	Seagate Technology PLC	786,454
10,967	Skyworks Solutions, Inc.	843,801
12,031	Texas Instruments, Inc.	852,396
15,186	Western Digital Corp.	887,470
15,635	Xilinx, Inc.	795,352
		16,732,581
Data Processing, Hosting and Related Services - 3.0%
9,617	Automatic Data Processing, Inc.	837,256
10,058	Citrix Systems, Inc. (a)	852,918
8,412	Fiserv, Inc. (a)	828,414
		2,518,588
Food and Beverage Stores - 1.0%
29,390	Whole Foods Market, Inc.	831,443
Food Manufacturing - 2.0%
19,447	Mondelez International, Inc.	873,948
9,383	The Kraft Heinz Co.	834,618
		1,708,566
Food Services and Drinking Places - 1.0%
15,528	Starbucks Corp.	824,071
Furniture and Home Furnishings Stores - 0.9%
19,314	Bed Bath & Beyond, Inc.	780,672
General Merchandise Stores - 2.8%
5,474	Costco Wholesale Corp.	809,440
10,288	Dollar Tree, Inc. (a)	777,259
12,241	Tractor Supply Co.	766,654
		2,353,353
Health and Personal Care Stores - 3.0%
11,884	Express Scripts Holding Co. (a)	800,982
3,569	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	868,480
10,239	Walgreens Boots Alliance Inc.	847,073
		2,516,535
Insurance Carriers and Related Activities - 1.0%
10,344	Verisk Analytics, Inc. Class A (a)	843,553
Machinery Manufacturing - 1.0%
8,972	Lam Research Corp.	869,028
Merchant Wholesalers, Durable Goods - 1.9%
5,087	Henry Schein, Inc. (a)	758,980
3,063	O'Reilly Automotive, Inc. (a)	809,980
		1,568,960
Miscellaneous Manufacturing - 3.0%
13,990	Dentsply Sirona, Inc.	805,404
1,218	Intuitive Surgical, Inc. (a)	818,593
26,707	Mattel, Inc.	842,072
		2,466,069
Motion Picture and Sound Recording Industries - 1.3%
8,388	Netflix, Inc. (a)	1,047,410
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2016

Shares		Fair Value
Nonstore Retailers - 1.9%
1,072	Amazon.com, Inc. (a)	$846,687
26,265	eBay, Inc. (a)	748,815
		1,595,502
Other Information Services - 6.0%
523	Alphabet, Inc. Class A (a)	423,578
544	Alphabet, Inc. Class C (a)	426,790
4,513	Baidu, Inc. ADR (a)	798,169
6,465	Facebook, Inc. (a)	846,850
12,830	Liberty Global PLC Class A (a)	418,258
13,204	Liberty Global PLC Class C (a)	419,887
3,503	NetEase.com, Inc. ADR	900,236
19,105	Yahoo!, Inc. (a)	793,813
		5,027,581
Professional, Scientific, and Technical Services - 4.7%
4,823	Amgen, Inc.	680,815
2,742	Biogen Inc. (a)	768,253
13,455	Cerner Corp. (a)	788,194
15,651	Cognizant Technology Solutions Corp. Class A (a)	803,679
10,158	Incyte Corp. (a)	883,441
		3,924,382
Publishing Industries (except Internet) - 9.3%
8,436	Adobe Systems, Inc. (a)	906,954
12,341	Autodesk, Inc. (a)	892,007
26,116	CA, Inc.	802,806
11,124	Check Point Software Technologies Ltd. (a)	940,645
10,065	Electronic Arts, Inc. (a)	790,304
7,658	Intuit, Inc.	832,731
14,577	Microsoft Corp.	873,454
33,097	Symantec Corp.	828,418
17,455	Twenty-First Century Fox, Inc. Class A	458,543
17,182	Twenty-First Century Fox, Inc. Class B	453,433
		7,779,295
Rail Transportation - 1.0%
28,446	CSX Corp.	867,887
Support Activities for Transportation - 1.2%
7,739	Expedia, Inc.	1,000,111
Telecommunications - 5.2%
16,026	Dish Network Corp. (a)	938,483
31,811	JD.com, Inc. ADR (a)	825,496
7,698	SBA Communications Corp. (a)	872,029
17,925	T-Mobile US, Inc. (a)	891,410
28,780	Vodafone Group PLC ADR	801,235
		4,328,653
Transportation Equipment Manufacturing - 1.9%
14,752	PACCAR, Inc.	810,180
4,064	Tesla Motors, Inc. (a)	803,575
		1,613,755
Waste Management and Remediation Services - 1.0%
10,268	Stericycle, Inc. (a)	822,364
Shares		Fair Value
Water Transportation - 1.1%
23,341	Norwegian Cruise Line Holdings Ltd. (a)	$907,265
	TOTAL COMMON STOCKS (Cost $84,065,745)	$83,492,282
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
777	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	$777
	TOTAL MONEY MARKET FUNDS (Cost $777)	$777
	TOTAL INVESTMENTS - 99.9% (Cost $84,066,522)	$83,493,059
	Other Assets in Excess of Liabilities - 0.1%	96,309
	TOTAL NET ASSETS - 100.0%	$83,589,368

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion Zacks MLP High Income Index Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 99.0%
Chemical Manufacturing - 4.2%
25,757	Terra Nitrogen Co. LP	$2,672,031
Gasoline Stations - 4.1%
55,515	Amerigas Partners LP	2,650,841
Merchant Wholesalers, Nondurable Goods - 3.8%
123,317	Martin Midstream Partners LP	2,410,847
Mining (except Oil and Gas) - 5.6%
143,880	Alliance Resource Partners LP	3,597,000
Nonstore Retailers - 6.0%
140,736	Ferrellgas Partners LP	1,228,625
81,269	Suburban Propane Partners LP	2,616,049
		3,844,674
Oil and Gas Extraction - 12.2%
162,064	Enlink Midstream Partners LP	2,688,642
97,285	Enterprise Products Partners LP	2,455,473
74,174	Williams Partners LP	2,656,913
		7,801,028
Petroleum and Coal Products Manufacturing - 8.5%
85,352	MPLX LP	2,903,675
111,636	Western Refining Logistics LP	2,545,301
		5,448,976
Pipeline Transportation - 37.7%
217,571	Enable Midstream Partners LP	3,202,645
70,118	Energy Transfer Partners LP	2,452,728
76,936	Holly Energy Partners LP	2,350,395
68,846	ONEOK Partners LP	2,735,940
99,415	Plains All American Pipeline LP	3,018,239
122,121	Summit Midstream Partners LP	2,711,086
95,903	Sunoco Logistics Partners LP	2,458,953
58,568	Tallgrass Energy Partners LP	2,649,031
49,733	TC Pipelines LP	2,594,073
		24,173,090
Real Estate - 3.9%
51,779	Icahn Enterprises LP	2,479,178
Support Activities for Mining - 4.4%
195,185	Archrock Partners LP	2,816,520
Utilities - 3.9%
166,949	Energy Transfer Equity LP	2,492,549
Water Transportation - 4.7%
145,010	Golar LNG Partners LP	2,981,406
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $62,312,070)	$63,368,140
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
21,728	Fidelity Investments Money Market Government Portfolio, 0.31% (a)	$21,728
	TOTAL SHORT TERM INVESTMENTS (Cost $21,728)	$21,728
	TOTAL INVESTMENTS (Cost $62,333,798) - 99.0%	$63,389,868
	Other Assets in Excess of Liabilities - 1.0%	648,984
	TOTAL NET ASSETS - 100.0%	$64,038,852

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Represents annualized seven-day yield at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 24.2%
Money Market Funds - 24.2%
487,509	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$487,509
4,444,945	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	4,444,945
10,380,845	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	10,380,845
5,643,333	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	5,643,333
	TOTAL SHORT TERM INVESTMENTS (Cost $20,956,632) (b)	$20,956,632
	TOTAL INVESTMENTS (Cost $20,956,632) - 24.2%	$20,956,632
	Other Assets in Excess of Liabilities - 75.8%	65,808,766
	TOTAL NET ASSETS - 100.0%	$86,765,398

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,956,632.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse	Deutsche X-trackers Harvest
International	CSI 300 China A-Shares ETF	596,715	$13,423,345	(2.475%)	10/30/2017	$(1,529,919)
	Deutsche X-trackers Harvest
Citibank N.A.	CSI 300 China A-Shares ETF	62,889	1,537,636	(2.475%)	1/22/2018	(22,766)
Bank of America	Deutsche X-trackers Harvest
Merrill Lynch	CSI 300 China A-Shares ETF	892,838	21,925,780	(2.476%)	12/27/2016	(134,697)
	Deutsche X-trackers Harvest
BNP Paribas	CSI 300 China A-Shares ETF	31,951	760,921	(0.975%)	7/18/2017	(34,995)
	Deutsche X-trackers Harvest
BNP Paribas	CSI 300 China A-Shares ETF	115,086	2,684,124	(0.975%)	1/17/2018	(202,122)
	Deutsche X-trackers Harvest
BNP Paribas	CSI 300 China A-Shares ETF	187,950	4,598,141	(0.975%)	2/21/2018	(69,931)
	Deutsche X-trackers Harvest
BNP Paribas	CSI 300 China A-Shares ETF	1,631,252	40,375,346	(0.975%)	5/16/2018	168,718
	Deutsche X-trackers Harvest
BNP Paribas	CSI 300 China A-Shares ETF	2,643	65,110	(0.975%)	5/16/2018	(13)
			$85,370,403			$(1,825,725)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion Daily Energy Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 101.1%
Money Market Funds - 101.1%
6	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$6
1,090,609	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	1,090,609
	TOTAL SHORT TERM INVESTMENTS (Cost $1,090,615) (b)	$1,090,615
	TOTAL INVESTMENTS (Cost $1,090,615) - 101.1%	$1,090,615
	Liabilities in Excess of Other Assets - (1.1)%	(12,130)
	TOTAL NET ASSETS - 100.0%	$1,078,485

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $250,156.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Energy Select Sector Index	1,567	$1,080,661	0.525%	9/18/2017	$1,206

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion Daily European Financials Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.9%
Money Market Funds - 104.9%
752,968	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$752,968
2,880,212	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	2,880,212
	TOTAL SHORT TERM INVESTMENTS (Cost $3,633,180) (b)	$3,633,180
	TOTAL INVESTMENTS - 104.9% (Cost $3,633,180)	$3,633,180
	Liabilities in Excess of Other Assets - (4.9)%	(170,143)
	TOTAL NET ASSETS - 100.0%	$3,463,037

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $752,968.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares MSCI European Financials ETF	195,101	$3,305,047	(0.975%)	4/9/2018	$(162,880)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Daily Financial Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.2%
Money Market Funds - 106.2%
2,380,698	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$2,380,698
	TOTAL SHORT TERM INVESTMENTS (Cost $2,380,698) (b)	$2,380,698
	TOTAL INVESTMENTS (Cost $2,380,698) - 106.2%	$2,380,698
	Liabilities in Excess of Other Assets - (6.2)%	(139,556)
	TOTAL NET ASSETS - 100.0%	$2,241,142

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $562,272.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG London	Financials Select Sector Index	8,671	$1,999,551	0.125%	5/9/2017	$(120,269)
Credit Suisse International	Financials Select Sector Index	554	129,488	0.125%	7/28/2017	(5,637)
			$2,129,039			$(125,906)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Daily Gold Miners Index Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.7%
Money Market Funds - 106.7%
232,510	Dreyfus Treasury Securities Cash Management, 0.20%(a)	$232,510
2,718,400	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	2,718,400
	TOTAL SHORT TERM INVESTMENTS (Cost $2,950,910) (b)	$2,950,910
	TOTAL INVESTMENTS (Cost $2,950,910) - 106.7%	$2,950,910
	Liabilities in Excess of Other Assets - (6.7%)	(186,215)
	TOTAL NET ASSETS - 100.0%	$2,764,695

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $636,523.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	VanEck Vectors Gold Miners ETF	7,888	$221,478	0.525%	9/22/2017	$28,243
Deutsche Bank AG London	VanEck Vectors Gold Miners ETF	64,743	1,687,105	0.375%	2/28/2018	100,555
Citibank N.A.	VanEck Vectors Gold Miners ETF	40,122	937,785	0.375%	3/30/2018	(45,856)
			$2,846,368			$82,942

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.0%
Money Market Funds - 100.0%
40,000,294	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$40,000,294
7,153,686	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18%(a)	7,153,686
	TOTAL SHORT TERM INVESTMENTS (Cost $47,153,980) (b)	$47,153,980
	TOTAL INVESTMENTS (Cost $47,153,980) - 100.0%	$47,153,980
	Liabilities in Excess of Other Assets - 0.0% (††)	(759)
	TOTAL NET ASSETS - 100.0%	$47,153,221

Percentages are stated as a percent of net assets.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,161,182.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	S&P 500® Index	22,178	$47,704,001	0.484%	11/24/2017	$548,064

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Direxion Daily S&P Biotech Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 21.9%
Money Market Funds - 21.9%
379,689	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$379,689
1,061,974	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	1,061,974
	TOTAL SHORT TERM INVESTMENTS (Cost $1,441,663) (b)	$1,441,663
	TOTAL INVESTMENTS (Cost $1,441,663) - 21.9%	$1,441,663
	Other Assets in Excess of Liabilities - 78.1%	5,152,221
	TOTAL NET ASSETS - 100.0%	$6,593,884

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,441,663.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P Biotechnology Select Industry Index	376	$1,781,602	(0.575%)	2/7/2017	$146,747
Credit Suisse International	S&P Biotechnology Select Industry Index	981	5,187,565	(0.475%)	6/12/2017	892,139
Deutsche Bank AG London	S&P Biotechnology Select Industry Index	160	711,680	(0.666%)	11/27/2017	16,238
			$7,680,847			$1,055,124

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Direxion Daily Technology Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.3%
Money Market Funds - 106.3%
1,222,771	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$1,222,771
	TOTAL SHORT TERM INVESTMENTS (Cost $1,222,771) (b)	$1,222,771
	TOTAL INVESTMENTS (Cost $1,222,771) - 106.3%	$1,222,771
	Liabilities in Excess of Other Assets - (6.3)%	(72,969)
	TOTAL NET ASSETS - 100.0%	$1,149,802

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $251,302.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG London	Technology Select Sector Index	1,834	$819,609	0.175%	5/9/2017	$(59,143)
Credit Suisse International	Technology Select Sector Index	582	277,058	0.275%	5/30/2017	(153)
			$1,096,667			$(59,296)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 30.5%
Money Market Funds - 30.5%
220,293	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	$220,293
280,047	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	280,047
451,291	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	451,291
	TOTAL SHORT TERM INVESTMENTS (Cost $951,631) (b)	$951,631
	TOTAL INVESTMENTS (Cost $951,631) - 30.5%	$951,631
	Other Assets in Excess of Liabilities - 69.5%	2,172,906
	TOTAL NET ASSETS - 100.0%	$3,124,537

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $951,631.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares® Core U.S. Aggregate Bond ETF	8,714	$964,514	0.175%	5/5/2017	$(15,294)
Bank of America Merrill Lynch	iShares® Core U.S. Aggregate Bond ETF	9,102	1,024,066	(0.126%)	10/26/2017	9,043
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	7,985	881,620	0.225%	12/20/2017	(15,104)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	40	4,471	0.225%	1/16/2018	(11)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	183	20,671	0.225%	1/17/2018	203
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	196	21,843	0.225%	1/17/2018	(117)
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	843	94,699	0.225%	2/21/2018	546
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	559	62,476	0.225%	4/18/2018	255
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	310	34,559	0.225%	5/16/2018	58
BNP Paribas	iShares® Core U.S. Aggregate Bond ETF	141	15,670	0.225%	5/16/2018	(23)
			$3,124,589			$(20,444)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 18.2%
Money Market Funds - 18.2%
252,997	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$252,997
	TOTAL SHORT TERM INVESTMENTS (Cost $252,997) (b)	$252,997
	TOTAL INVESTMENTS (Cost $252,997) - 18.2%	$252,997
	Other Assets in Excess of Liabilities - 81.8%	1,138,168
	TOTAL NET ASSETS - 100.0%	$1,391,165

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $252,997.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	6,453	$684,021	(1.325%)	3/17/2017	$(68,428)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	6,187	687,696	(0.225%)	11/17/2017	2,633
			$1,371,717			$(65,795)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 18.1%
Money Market Funds - 18.1%
2,176,005	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$2,176,005
	TOTAL SHORT TERM INVESTMENTS (Cost $2,176,005) (b)	$2,176,005
	TOTAL INVESTMENTS (Cost $2,176,005) - 18.1%	$2,176,005
	Other Assets in Excess of Liabilities - 81.9%	9,850,206
	TOTAL NET ASSETS - 100.0%	$12,026,211

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,176,005.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	53,687	$7,202,416	(0.125%)	2/27/2017	$115,354
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	37,941	4,833,734	(0.125%)	3/17/2017	(231,180)
			$12,036,150			$(115,826)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Direxion Daily S&P 500® Bull 1.25X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 97.8%
30,773	SPDR S&P 500 ETF Trust	$6,540,801
	TOTAL INVESTMENT COMPANIES (Cost $6,330,974)	$6,540,801
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
5,766	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$5,766
	TOTAL SHORT TERM INVESTMENTS (Cost $5,766) (b)	$5,766
	TOTAL INVESTMENTS (Cost $6,336,740) - 97.9%	$6,546,567
	Other Assets in Excess of Liabilities - 2.1%	143,173
	TOTAL NET ASSETS - 100.0%	$6,689,740

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,766.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	857	$1,796,434	(0.525%)	3/18/2017	$37,467

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Direxion Daily Small Cap Bull 1.25X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 98.0%
43,077	iShares Russell 2000 ETF	$5,104,625
	TOTAL INVESTMENT COMPANIES (Cost $4,870,884)	$5,104,625
SHORT TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
14,830	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$14,830
8,003	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,003
	TOTAL SHORT TERM INVESTMENTS (Cost $22,833) (b)	$22,833
	TOTAL INVESTMENTS (Cost $4,893,717) - 98.4%	$5,127,458
	Other Assets in Excess of Liabilities - 1.6%	83,437
	TOTAL NET ASSETS - 100.0%	$5,210,895

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,833.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	1,183	$1,383,372	(0.275%)	5/18/2017	$32,231

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 43.4%
Money Market Funds - 43.4%
1,024,567	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$1,024,567
2,974,908	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	2,974,908
16,574,790	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	16,574,790
5,541,863	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	5,541,863
	TOTAL SHORT TERM INVESTMENTS (Cost $26,116,128) (b)	$26,116,128
	TOTAL INVESTMENTS (Cost $26,116,128) - 43.4%	$26,116,128
	Other Assets in Excess of Liabilities - 56.6%	34,111,379
	TOTAL NET ASSETS - 100.0%	$60,227,507

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,116,128.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	892,838	$22,131,365	1.476%	3/28/2017	$(95,080)
Credit Suisse International	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	596,943	14,828,064	1.475%	4/28/2017	99,878
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	84,905	2,025,345	0.225%	6/21/2017	1,289,289
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	254,320	6,152,083	0.225%	7/19/2017	158,745
Citibank N.A.	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	217,433	5,120,569	1.475%	11/16/2017	266,729
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	192,584	4,577,335	0.225%	1/17/2018	196,143
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	37,286	912,818	0.225%	2/21/2018	10,556
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	32,863	825,684	0.225%	3/21/2018	(13,894)
BNP Paribas	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	2,579,427	63,865,070	0.225%	5/16/2018	(303,242)
			$120,438,333			$1,609,124

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Direxion Daily Cyber Security & IT Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 33.1%
Money Market Funds - 33.1%
280,715	Fidelity Investment Money Market Government Portfolio, 0.27% (a)	$280,715
340,057	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	340,057
	TOTAL SHORT TERM INVESTMENTS (Cost $620,772) (b)	$620,772
	TOTAL INVESTMENTS (Cost $620,772) - 33.1%	$620,772
	Other Assets in Excess of Liabilities - 66.9%	1,257,274
	TOTAL NET ASSETS - 100.0%	$1,878,046

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $620,772.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	PureFunds ISE Cyber Security ETF	68,929	$1,499,680	3.476%	3/28/2017	$371,867
Credit Suisse International	PureFunds ISE Cyber Security ETF	72,597	1,954,344	3.475%	9/22/2017	(10,171)
			$3,454,024			$361,696

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Direxion Daily Cyber Security & IT Bear 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 74.4%
Money Market Funds - 74.4%
700	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$700
150,907	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	150,907
1,050,191	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	1,050,191
	TOTAL SHORT TERM INVESTMENTS (Cost $1,201,798) (b)	$1,201,798
	TOTAL INVESTMENTS (Cost $1,201,798) - 74.4%	$1,201,798
	Other Assets in Excess of Liabilities - 25.6%	413,875
	TOTAL NET ASSETS - 100.0%	$1,615,673

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,201,798.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	PureFunds ISE Cyber Security ETF	32,975	$877,556	(4.475%)	2/28/2017	$784
Bank of America PureFunds ISE Merrill Lynch	Cyber Security ETF	88,779	1,831,674	(4.476%)	3/28/2017	(582,322)
			$2,709,230			$(581,538)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Direxion Daily European Financials Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 196.9%
Money Market Funds - 196.9%
1,238,108	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$1,238,108
4,730,654	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	4,730,654
7,367	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	7,367
	TOTAL SHORT TERM INVESTMENTS (Cost $5,976,129) (b)	$5,976,129
	TOTAL INVESTMENTS - 196.9% (Cost $5,976,129)	$5,976,129
	Liabilities in Excess of Other Assets - (96.9)%	(2,941,269)
	TOTAL NET ASSETS - 100.0%	$3,034,860

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,245,475.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
iShares MSCI Europe Citibank N.A.	Financials ETF	341,957	$5,995,455	(0.025%)	3/2/2018	$73,973

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Direxion Daily High Yield Bear 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 53.5%
Money Market Funds - 53.5%
2,951,666	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$2,951,666
	TOTAL SHORT TERM INVESTMENTS (Cost $2,951,666) (b)	$2,951,666
	TOTAL INVESTMENTS (Cost $2,951,666) - 53.5%	$2,951,666
	Other Assets in Excess of Liabilities - 46.5%	2,560,723
	TOTAL NET ASSETS - 100.0%	$5,512,389

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,951,666.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Deutsche Bank SPDR Bloomberg Barclays AG London	High Yield Bond ETF	304,049	$10,711,951	0.075%	6/16/2017	$(491,117)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Direxion Daily Pharmaceutical & Medical Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 41.5%
Money Market Funds - 41.5%
462,042	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$462,042
	TOTAL SHORT TERM INVESTMENTS (Cost $462,042) (b)	$462,042
	TOTAL INVESTMENTS (Cost $462,042) - 41.5%	$462,042
	Other Assets in Excess of Liabilities - 58.5%	652,567
	TOTAL NET ASSETS - 100.0%	$1,114,609

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $462,042.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	Dynamic Pharmaceutical IntellidexSM Index	42	$239,215	(0.775%)	11/14/2017	$(14,422)
Credit Suisse International	Dynamic Pharmaceutical IntellidexSM Index	374	2,088,401	(0.975%)	4/17/2018	(87,096)
			$2,327,616			$(101,518)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Direxion Daily Pharmaceutical & Medical Bear 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 38.1%
Money Market Funds - 38.1%
601,838	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$601,838
361,330	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	361,330
1,030	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	1,030
	TOTAL SHORT TERM INVESTMENTS (Cost $964,198) (b)	$964,198
	TOTAL INVESTMENTS (Cost $964,198) - 38.1%	$964,198
	Other Assets in Excess of Liabilities - 61.9%	1,565,162
	TOTAL NET ASSETS - 100.0%	$2,529,360

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $964,198.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Dynamic Pharmaceutical IntellidexSM Index	475	$2,846,598	0.225%	7/20/2017	$301,231
Deutsche Bank AG London	Dynamic Pharmaceutical IntellidexSM Index	223	1,228,243	0.125%	11/14/2017	34,482
Credit Suisse International	Dynamic Pharmaceutical IntellidexSM Index	247	1,707,738	0.075%	4/17/2018	366,287
			$5,782,579			$702,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 30.4%
4,284	SPDR® S&P 500® ETF Trust	$910,564
	TOTAL INVESTMENT COMPANIES (Cost $884,813)	$910,564
SHORT TERM INVESTMENTS - 28.1%
Money Market Funds - 28.1%
7,217	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$7,217
4,711	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	4,711
251,141	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	251,141
580,088	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	580,088
	TOTAL SHORT TERM INVESTMENTS (Cost $843,157) (b)	$843,157
	TOTAL INVESTMENTS (Cost $1,727,970) - 58.5%	$1,753,721
	Other Assets in Excess of Liabilities - 41.5%	1,242,648
	TOTAL NET ASSETS - 100.0%	$2,996,369

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $843,157.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	S&P 500® Index	368	$699,753	(0.775%)	4/19/2017	$94,131
Bank of America Merrill Lynch	S&P 500® Index	1,083	2,296,657	(0.724%)	4/25/2017	14,175
BNP Paribas	S&P 500® Index	3	5,773	(0.775%)	7/19/2017	680
Credit Suisse International	S&P 500® Index	917	1,787,952	(0.725%)	3/19/2018	180,210
BNP Paribas	S&P 500® Index	6	13,123	(0.775%)	3/21/2018	(344)
BNP Paribas	S&P 500® Index	13	27,970	(0.775%)	5/16/2018	(330)
			$4,831,228			$288,522

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Direxion Daily Silver Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 119.0%
Money Market Funds - 119.0%
2,943,063	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$2,943,063
	TOTAL SHORT TERM INVESTMENTS (Cost $2,943,063) (b)	$2,943,063
	TOTAL INVESTMENTS (Cost $2,943,063) - 119.0%	$2,943,063
	Liabilities in Excess of Other Assets - (19.0)%	(470,259)
	TOTAL NET ASSETS - 100.0%	$2,472,804

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,670,240.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank Global X AG London	Silver Miners ETF	19,812	$820,496	(0.936%)	11/7/2017	$(15,052)
Credit Suisse Global X International	Silver Miners ETF	101,822	4,596,025	1.205%	10/10/2017	(450,250)
			$5,416,521			$(465,302)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Direxion Daily Silver Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 205.0%
Money Market Funds - 205.0%
6,741,820	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$6,741,820
	TOTAL SHORT TERM INVESTMENTS (Cost $6,741,820) (b)	$6,741,820
	TOTAL INVESTMENTS (Cost $6,741,820) - 205.0%	$6,741,820
	Liabilities in Excess of Other Assets - (105.0)%	(3,453,158)
	TOTAL NET ASSETS - 100.0%	$3,288,662

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,895,374.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	Global X Silver Miners ETF	26,705	$1,071,508	(2.475%)	11/7/2017	$(14,650)
Credit Suisse International	Global X Silver Miners ETF	135,062	5,989,278	(1.755%)	3/14/2018	487,028
			$7,060,786			$472,378

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 54.1%
9,330	iShares Russell 2000 ETF	$1,105,605
	TOTAL INVESTMENT COMPANIES (Cost $1,034,436)	$1,105,605
SHORT TERM INVESTMENTS - 32.1%
Money Market Funds - 32.1%
651,040	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$651,040
3,213	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	3,213
1,542	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	1,542
	TOTAL SHORT TERM INVESTMENTS (Cost $655,795) (b)	$655,795
	TOTAL INVESTMENTS (Cost $1,690,231) - 86.2%	$1,761,400
	Other Assets in Excess of Liabilities - 13.8%	282,232
	TOTAL NET ASSETS - 100.0%	$2,043,632

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $655,795.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Russell 2000® Index	2,209	$2,279,393	(0.225%)	2/28/2017	$378,193
Credit Suisse International	Russell 2000® Index	294	365,962	(0.325%)	3/26/2018	(15,454)
			$2,645,355			$362,739

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Statements of Assets and Liabilities

October 31, 2016

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Assets:
Investments, at fair value (Note 2)	$173,309,154	$14,831,236	$83,493,059	$63,389,868
Cash equivalents	230,887	—	117,969	—
Receivable for investments sold	62,380	—	—	—
Dividend and interest receivable	132,821	57,915	12,856	32
Return of capital receivable	—	—	—	422,886
Other receivable	—	—	—	3,543
Prepaid expenses and other assets	6,994	3,841	10,335	3,404
Tax reclaim receivable	—	—	—	303,587
Total Assets	173,742,236	14,892,992	83,634,219	64,123,320
Liabilities:
Payable for Fund shares redeemed	1,315	—	—	—
Payable for investments purchased	63,518	—	—	—
Due to investment adviser, net	50,066	1,238	10,453	11,039
Current taxes payable	—	—	—	20,252
Accrued expenses and other liabilities	76,511	17,242	34,398	53,177
Total Liabilities	191,410	18,480	44,851	84,468
Net Assets	$173,550,826	$14,874,512	$83,589,368	$64,038,852
Net Assets Consist of:
Capital stock	$167,581,115	$16,620,274	$87,685,214	$110,258,364
Undistributed net investment income, net of income taxes	319,320	55,383	27,336	62,955
Undistributed (Accumulated) net realized gain (loss), net of income taxes	7,280,255	(2,108,565)	(3,549,719)	(50,123,466)
Net unrealized appreciation (depreciation), net of income taxes on: Investment securities	(1,629,864)	307,420	(573,463)	3,840,999
Net Assets	$173,550,826	$14,874,512	$83,589,368	$64,038,852
Calculation of Net Asset Value Per Share:
Net assets	$173,550,826	$14,874,512	$83,589,368	$64,038,852
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,350,109	600,000	1,250,001	3,550,000
Net assets value, redemption price and offering price per share	$73.85	$24.79	$66.87	$18.04
Cost of Investments	$174,939,018	$14,523,816	$84,066,522	$62,333,798

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily Energy Bear 1X Shares	Direxion Daily European Financials Bear 1X Shares	Direxion Daily Financial Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$20,956,632	$1,090,615	$3,633,180	$2,380,698
Cash equivalents	67,721,675	—	—	—
Due from investment adviser, net	—	2,443	3,005	1,960
Dividend and interest receivable	15,442	319	776	546
Unrealized appreciation on swaps	168,718	1,206	—	—
Prepaid expenses and other assets	7,042	1,943	202	1,947
Total Assets	88,869,509	1,096,526	3,637,163	2,385,151
Liabilities:
Unrealized depreciation on swaps	1,994,443	—	162,880	125,906
Due to investment adviser, net	45,072	—	—	—
Accrued expenses and other liabilities	64,596	18,041	11,246	18,103
Total Liabilities	2,104,111	18,041	174,126	144,009
Net Assets	$86,765,398	$1,078,485	$3,463,037	$2,241,142
Net Assets Consist of:
Capital stock	$94,125,970	$1,432,312	$3,728,680	$2,492,504
Undistributed (Accumulated) net investment income (loss)	(576,524)	4,987	513	4,553
Accumulated net realized loss	(4,958,323)	(360,020)	(103,276)	(130,009)
Net unrealized appreciation (depreciation) on: Swaps	(1,825,725)	1,206	(162,880)	(125,906)
Net Assets	$86,765,398	$1,078,485	$3,463,037	$2,241,142
Calculation of Net Asset Value Per Share:
Net assets	$86,765,398	$1,078,485	$3,463,037	$2,241,142
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,100,000	50,001	150,001	100,001
Net assets value, redemption price and offering price per share	$41.32	$21.57	$23.09	$22.41
Cost of Investments	$20,956,632	$1,090,615	$3,633,180	$2,380,698

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Gold Miners Index Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily S&P Biotech Bear 1X Shares	Direxion Daily Technology Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$2,950,910	$47,153,980	$1,441,663	$1,222,771
Cash equivalents	—	—	4,734,752	—
Due from investment adviser, net	1,961	293	—	2,134
Dividend and interest receivable	637	10,798	1,049	450
Due from brokers for swaps	6,544	—	—	—
Unrealized appreciation on swaps	128,798	548,064	1,055,124	—
Prepaid expenses and other assets	63	13,249	4,289	1,948
Total Assets	3,088,913	47,726,384	7,236,877	1,227,303
Liabilities:
Unrealized depreciation on swaps	45,856	—	—	59,296
Due to investment adviser, net	—	—	3,052	—
Due to brokers for swaps	265,226	550,000	630,000	—
Accrued expenses and other liabilities	13,136	23,163	9,941	18,205
Total Liabilities	324,218	573,163	642,993	77,501
Net Assets	$2,764,695	$47,153,221	$6,593,884	$1,149,802
Net Assets Consist of:
Capital stock	$2,497,766	$47,442,397	$6,339,086	$1,341,380
Undistributed net investment income	1,046	31,515	—	4,469
Undistributed (Accumulated) net realized gain (loss)	182,941	(868,755)	(800,326)	(136,751)
Net unrealized appreciation (depreciation) on: Swaps	82,942	548,064	1,055,124	(59,296)
Net Assets	$2,764,695	$47,153,221	$6,593,884	$1,149,802
Calculation of Net Asset Value Per Share:
Net assets	$2,764,695	$47,153,221	$6,593,884	$1,149,802
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	2,400,001[1]	150,001	50,001
Net assets value, redemption price and offering price per share	$27.65	$19.65	$43.96	$23.00
Cost of Investments	$2,950,910	$47,153,980	$1,441,663	$1,222,771

1  947,000 shares representing $18,608,550 of net assets are owned by the Direxion Daily S&P 500® Bear 3X Shares, an affiliated Fund managed by the Adviser.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily S&P 500® Bull 1.25X Shares
Assets:
Investments, at fair value (Note 2)	$951,631	$252,997	$2,176,005	$6,546,567
Cash equivalents	2,197,278	1,215,872	10,016,079	222,252
Due from investment adviser, net	—	1,434	—	2,111
Dividend and interest receivable	545	264	2,216	249
Unrealized appreciation on swaps	10,105	2,633	115,354	37,467
Prepaid expenses and other assets	5,431	2,271	2,327	2,185
Total Assets	3,164,990	1,475,471	12,311,981	6,810,831
Liabilities:
Unrealized depreciation on swaps	30,549	68,428	231,180	—
Due to investment adviser, net	461	—	2,022	—
Due to brokers for swaps	133	167	35,408	110,000
Accrued expenses and other liabilities	9,310	15,711	17,160	11,091
Total Liabilities	40,453	84,306	285,770	121,091
Net Assets	$3,124,537	$1,391,165	$12,026,211	$6,689,740
Net Assets Consist of:
Capital stock	$5,733,440	$2,308,197	$16,707,786	$7,032,164
Accumulated net investment loss	(11,775)	(5,199)	(47,158)	—
Accumulated net realized loss	(2,576,684)	(846,038)	(4,518,591)	(589,718)
Net unrealized appreciation (depreciation) on: Investment securities	—	—	—	209,827
Swaps	(20,444)	(65,795)	(115,826)	37,467
Net Assets	$3,124,537	$1,391,165	$12,026,211	$6,689,740
Calculation of Net Asset Value Per Share:
Net assets	$3,124,537	$1,391,165	$12,026,211	$6,689,740
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	50,001	600,001	250,000
Net assets value, redemption price and offering price per share	$31.25	$27.82	$20.04	$26.76
Cost of Investments	$951,631	$252,997	$2,176,005	$6,336,740

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Small Cap Bull 1.25X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily Cyber Security & IT Bull 2X Shares	Direxion Daily Cyber Security & IT Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$5,127,458	$26,116,128	$620,772	$1,201,798
Cash equivalents	56,843	34,585,307	1,295,295	992,525
Due from investment adviser, net	3,923	—	5,111	5,427
Dividend and interest receivable	15	10,831	344	394
Due from brokers for swaps	—	1,321	—	2,582
Unrealized appreciation on swaps	32,231	2,021,340	371,867	784
Prepaid expenses and other assets	2,625	3,345	4,539	4,523
Total Assets	5,223,095	62,738,272	2,297,928	2,208,033
Liabilities:
Unrealized depreciation on swaps	—	412,216	10,171	582,322
Due to investment adviser, net	—	34,489	—	—
Due to brokers for swaps	—	2,040,000	400,000	213
Accrued expenses and other liabilities	12,200	24,060	9,711	9,825
Total Liabilities	12,200	2,510,765	419,882	592,360
Net Assets	$5,210,895	$60,227,507	$1,878,046	$1,615,673
Net Assets Consist of:
Capital stock	$5,005,939	$110,473,722	$2,646,396	$2,156,049
Undistributed (Accumulated) net investment income (loss)	12,622	(387,938)	(10,705)	—
Undistributed (Accumulated) net realized gain (loss)	(73,638)	(51,467,401)	(1,119,341)	41,162
Net unrealized appreciation (depreciation) on: Investment securities	233,741	—	—	—
Swaps	32,231	1,609,124	361,696	(581,538)
Net Assets	$5,210,895	$60,227,507	$1,878,046	$1,615,673
Calculation of Net Asset Value Per Share:
Net assets	$5,210,895	$60,227,507	$1,878,046	$1,615,673
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,000	3,250,000	50,000	50,000
Net assets value, redemption price and offering price per share	$26.05	$18.53	$37.56	$32.31
Cost of Investments	$4,893,717	$26,116,128	$620,772	$1,201,798
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
82

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily European Financials Bull 2X Shares	Direxion Daily High Yield Bear 2X Shares	Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$5,976,129	$2,951,666	$462,042	$964,198
Cash equivalents	—	3,057,526	755,010	1,258,731
Due from investment adviser, net	—	4,347	6,546	5,928
Dividend and interest receivable	574	1,195	288	342
Due from brokers for swaps	55,398	—	—	4,749
Unrealized appreciation on swaps	73,973	—	—	702,000
Prepaid expenses and other assets	684	1,199	4,470	4,458
Total Assets	6,106,758	6,015,933	1,228,356	2,940,406
Liabilities:
Payable for Fund shares redeemed	3,059,310	—	—	—
Unrealized depreciation on swaps	—	491,117	101,518	—
Due to investment adviser, net	845	—	—	—
Due to brokers for swaps	1	—	1,168	400,000
Accrued expenses and other liabilities	11,742	12,427	11,061	11,046
Total Liabilities	3,071,898	503,544	113,747	411,046
Net Assets	$3,034,860	$5,512,389	$1,114,609	$2,529,360
Net Assets Consist of:
Capital stock	$2,720,834	$6,266,814	$2,538,061	$1,925,243
Accumulated net investment loss	—	—	(10,524)	(20,602)
Undistributed (Accumulated) net realized gain (loss)	240,053	(263,308)	(1,311,410)	(77,281)
Net unrealized appreciation (depreciation) on: Swaps	73,973	(491,117)	(101,518)	702,000
Net Assets	$3,034,860	$5,512,389	$1,114,609	$2,529,360
Calculation of Net Asset Value Per Share:
Net assets	$3,034,860	$5,512,389	$1,114,609	$2,529,360
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	250,001	50,000	50,000
Net assets value, redemption price and offering price per share	$30.35	$22.05	$22.29	$50.59
Cost of Investments	$5,976,129	$2,951,666	$462,042	$964,198

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
83

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Silver Miners Index Bull 2X Shares	Direxion Daily Silver Miners Index Bear 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$1,753,721	$2,943,063	$6,741,820	$1,761,400
Cash equivalents	1,392,389	—	—	424,876
Due from investment adviser, net	—	6,299	4,968	1,532
Dividend and interest receivable	379	2,300	2,332	174
Due from brokers for swaps	279	—	112,503	—
Unrealized appreciation on swaps	289,196	—	487,028	378,193
Prepaid expenses and other assets	2,512	1,289	1,146	3,868
Total Assets	3,438,476	2,952,951	7,349,797	2,570,043
Liabilities:
Payable for Fund shares redeemed	—	—	3,428,949	—
Unrealized depreciation on swaps	674	465,302	14,650	15,454
Due to investment adviser, net	1,177	—	—	—
Due to brokers for swaps	430,000	—	602,644	500,000
Accrued expenses and other liabilities	10,256	14,845	14,892	10,957
Total Liabilities	442,107	480,147	4,061,135	526,411
Net Assets	$2,996,369	$2,472,804	$3,288,662	$2,043,632
Net Assets Consist of:
Capital stock	$2,093,724	$3,511,612	$2,717,580	$1,910,480
Accumulated net investment loss	—	—	—	—
Undistributed (Accumulated) net realized gain (loss)	588,372	(573,506)	98,704	(300,756)
Net unrealized appreciation (depreciation) on: Investment securities	25,751	—	—	71,169
Swaps	288,522	(465,302)	472,378	362,739
Net Assets	$2,996,369	$2,472,804	$3,288,662	$2,043,632
Calculation of Net Asset Value Per Share:
Net assets	$2,996,369	$2,472,804	$3,288,662	$2,043,632
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	83,236	150,001	100,001	66,644
Net assets value, redemption price and offering price per share	$36.00	$16.49	$32.89	$30.66
Cost of Investments	$1,727,970	$2,943,063	$6,741,820	$1,690,231

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
84

Statements of Operations

For the Year Ended October 31, 2016

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Investment Income:
Dividend income	$3,547,123	$307,334	$1,056,726	$215,123
Interest income	536	137	190	1,249
Total investment income	3,547,659	307,471	1,056,916	216,372
Expenses:
Investment advisory fees (Note 6)	691,424	89,743	217,426	341,028
Licensing fees	245,952	40,986	38,514	56,838
Reports to shareholders	41,377	11,041	30,187	25,447
Professional fees	37,298	14,823	26,183	63,100
Administration fees	35,801	5,286	17,086	14,009
Management service fees (Note 6)	30,730	3,989	14,495	11,368
Accounting fees	26,304	8,553	12,657	13,183
Custody fees	25,908	3,851	12,432	8,102
Transfer agent fees	16,060	8,810	8,412	13,275
Exchange listing fees	9,856	4,888	7,587	4,888
Pricing fees	6,933	6,633	6,800	6,632
Insurance fees	4,307	927	2,527	2,701
Trustees' fees and expenses	4,300	604	2,090	1,583
Other	2,867	1,018	1,888	1,877
Total Expenses	1,179,117	201,152	398,284	564,031
Less: Reimbursement of expenses from Adviser (Note 6)	(180,393)	(71,524)	(144,620)	(194,584)
Net Expenses	998,724	129,628	253,664	369,447
Net investment income, before income taxes	2,548,935	177,843	803,252	(153,075)
Deferred tax benefit[1]	—	—	—	1,200,187
Current tax expense	—	—	—	(875,866)
Net investment income	2,548,935	177,843	803,252	171,246
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	10,807,436	(2,128,545)	(3,371,306)	(23,955,407)
In-kind redemptions	547,231	448,177	3,342,714	(3,974,968)
Deferred tax expense[1]	—	—	—	(777,943)
Net realized gain (loss) on investment securities and in-kind redemptions	11,354,667	(1,680,368)	(28,592)	(28,708,318)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,792,667)	1,984,462	(69,701)	16,944,228
Deferred tax expense[1]	—	—	—	(543,996)
Change in net unrealized appreciation (depreciation) on investment securities	(5,792,667)	1,984,462	(69,701)	16,400,232
Net realized and unrealized gain (loss) on investment securities and in-kind redemptions	5,562,000	304,094	(98,293)	(12,308,086)
Net increase (decrease) in net assets resulting from operations	$8,110,935	$481,937	$704,959	$(12,136,840)

1  This amount is presented net of valuation allowance for Direxion Zacks MLP High Income Index Shares. See Note 3.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
85

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily Energy Bear 1X Shares[1]	Direxion Daily European Financials Bear 1X Shares[2]	Direxion Daily Financial Bear 1X Shares[1]
Investment Income:
Interest income	$163,848	$2,672	$1,930	$3,034
Total investment income	163,848	2,672	1,930	3,034
Expenses:
Investment advisory fees (Note 6)	688,154	4,163	2,709	4,668
Licensing fees	57,679	8,524	—	8,524
Professional fees	36,654	13,635	13,197	13,634
Reports to shareholders	29,540	4,135	3,006	4,176
Administration fees	27,162	291	—	327
Management service fees (Note 6)	22,938	238	—	267
Accounting fees	21,465	230	—	251
Custody fees	16,622	1,377	—	1,387
Transfer agent fees	14,988	1,316	—	1,325
Exchange listing fees	10,159	2,849	—	2,849
Insurance fees	8,369	8	—	8
Pricing fees	6,608	3,410	1,361	3,410
Interest expense	5,933	—	—	—
Trustees' fees and expenses	3,463	65	—	68
Offering fees	—	8,563	3,269	8,416
Other	5,947	44	1,710	44
Total Expenses	955,681	48,848	25,252	49,354
Recoupment of expenses to Adviser (Note 6)	2,684	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(34,893)	(43,495)	(21,768)	(43,352)
Net Expenses	923,472	5,353	3,484	6,002
Net investment loss	(759,624)	(2,681)	(1,554)	(2,968)
Net realized and unrealized loss on investments:
Net realized loss on: Swaps	(3,240,649)	(360,020)	(103,276)	(130,009)
Futures	(1,416,085)	—	—	—
Net realized loss on swaps and futures	(4,656,734)	(360,020)	(103,276)	(130,009)
Change in net unrealized appreciation (depreciation) on: Swaps	690,833	1,206	(162,880)	(125,906)
Futures	(53,716)	—	—	—
Change in net unrealized appreciation (depreciation) on swaps and futures	637,117	1,206	(162,880)	(125,906)
Net realized and unrealized loss on swaps and futures	(4,019,617)	(358,814)	(266,156)	(255,915)
Net decrease in net assets resulting from operations	$(4,779,241)	$(361,495)	$(267,710)	$(258,883)

1  Represents the period from April 7, 2016 (commencement of operations) to October 31, 2016.

2  Represents the period from August 10, 2016 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
86

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Gold Miners Index Bear 1X Shares[1]	Direxion Daily S&P 500® Bear 1X Shares[2]	Direxion Daily S&P Biotech Bear 1X Shares[3]	Direxion Daily Technology Bear 1X Shares[4]
Investment Income:
Interest income	$1,880	$42,725	$9,789	$2,983
Total investment income	1,880	42,725	9,789	2,983
Expenses:
Professional fees	13,234	19,559	13,311	13,634
Licensing fees	5,359	8,044	3,289	8,525
Offering fees	3,461	3,721	1,454	8,416
Investment advisory fees (Note 6)	2,405	58,008	21,401	4,694
Pricing fees	1,590	2,393	5,609	3,410
Reports to shareholders	1,202	3,736	10,144	4,218
Transfer agent fees	551	1,221	2,379	1,326
Custody fees	365	2,167	1,778	1,387
Administration fees	167	3,929	1,540	329
Management service fees (Note 6)	137	3,315	1,223	268
Accounting fees	121	1,921	1,072	252
Trustees' fees and expenses	69	1,081	199	72
Insurance fees	9	160	21	8
Interest expense	—	75	2,917	—
Exchange listing fees	—	—	9,775	2,849
Other	9	403	802	45
Total Expenses	28,679	109,733	76,914	49,433
Less: Reimbursement of expenses from Adviser (Note 6)	(25,586)	(84,579)	(46,481)	(43,398)
Less: Investment advisory fees waived (Note 6)	—	(10,223)	—	—
Net Expenses	3,093	14,931	30,433	6,035
Net investment income (loss)	(1,213)	27,794	(20,644)	(3,052)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Swaps	182,941	(868,755)	(645,164)	(136,751)
Net realized gain (loss) on swaps	182,941	(868,755)	(645,164)	(136,751)
Change in net unrealized appreciation (depreciation) on: Swaps	82,942	548,064	1,055,124	(59,296)
Change in net unrealized appreciation (depreciation) on swaps	82,942	548,064	1,055,124	(59,296)
Net realized and unrealized gain (loss) on swaps	265,883	(320,691)	409,960	(196,047)
Net increase (decrease) in net assets resulting from operations	$264,670	$(292,897)	$389,316	$(199,099)

1  Represents the period from July 27, 2016 (commencement of operations) to October 31, 2016.

2  Represents the period from June 8, 2016 (commencement of operations) to October 31, 2016.

3  Represents the period from December 3, 2015 (commencement of operations) to October 31, 2016.

4  Represents the period from April 7, 2016 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
87

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily S&P 500® Bull 1.25X Shares
Investment Income:
Dividend income	$—	$—	$—	$142,585
Interest income	5,035	2,265	20,199	496
Total investment income	5,035	2,265	20,199	143,081
Expenses:
Licensing fees	27,219	20,000	20,000	2,743
Investment advisory fees (Note 6)	14,069	6,257	57,397	27,292
Professional fees	13,284	13,091	13,820	13,280
Pricing fees	7,085	6,504	7,085	6,616
Exchange listing fees	4,940	4,940	4,940	4,894
Reports to shareholders	2,887	2,928	5,406	4,149
Transfer agent fees	2,292	2,061	3,561	2,747
Custody fees	1,407	1,323	2,296	1,282
Administration fees	802	357	3,074	1,530
Management service fees (Note 6)	637	283	2,595	1,213
Accounting fees	298	220	2,238	849
Insurance fees	104	46	466	60
Trustees' fees and expenses	93	41	382	171
Interest expense	—	—	—	89
Excise tax	—	—	—	2,290
Other	708	691	807	705
Total Expenses	75,825	58,742	124,067	69,910
Recoupment of expenses to Adviser (Note 6)	—	—	—	260
Less: Reimbursement of expenses from Adviser (Note 6)	(55,654)	(49,772)	(41,780)	(37,466)
Less: Investment advisory fees waived (Note 6)	—	—	—	(9,098)
Net Expenses	20,171	8,970	82,287	23,606
Net investment income (loss)	(15,136)	(6,705)	(62,088)	119,475
Net realized and unrealized loss, on investments:
Net realized loss on: Investment securities	—	—	—	(479,807)
Swaps	(134,435)	(57,072)	(1,731,769)	(103,988)
Net realized loss on investment securities and swaps	(134,435)	(57,072)	(1,731,769)	(583,795)
Change in net unrealized appreciation (depreciation) on: Investment securities	—	—	—	196,321
Swaps	(1,932)	(25,173)	256,464	30,747
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,932)	(25,173)	256,464	227,068
Net realized and unrealized loss on investment securities and swaps	(136,367)	(82,245)	(1,475,305)	(356,727)
Net decrease in net assets resulting from operations	$(151,503)	$(88,950)	$(1,537,393)	$(237,252)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
88

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Small Cap Bull 1.25X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily Cyber Security & IT Bull 2X Shares	Direxion Daily Cyber Security & IT Bear 2X Shares
Investment Income:
Dividend income	$45,038	$—	$—	$—
Interest income	535	94,393	2,701	3,729
Total investment income	45,573	94,393	2,701	3,729
Expenses:
Licensing fees	25,000	30,199	3,899	4,407
Investment advisory fees (Note 6)	14,385	457,084	16,248	18,360
Professional fees	13,266	30,807	13,342	13,390
Pricing fees	6,616	6,616	6,436	6,436
Exchange listing fees	4,894	4,894	10,159	10,159
Reports to shareholders	2,791	19,917	3,454	3,510
Transfer agent fees	2,263	9,140	2,075	2,048
Custody fees	1,279	9,010	1,179	1,701
Administration fees	789	14,831	549	621
Management service fees (Note 6)	639	12,189	433	490
Accounting fees	261	10,791	375	427
Trustees' fees and expenses	79	1,753	66	77
Insurance fees	56	1,860	122	129
Interest expense	—	7,179	459	102
Offering fees	—	—	618	618
Other	702	2,334	716	721
Total Expenses	73,020	618,604	60,130	63,196
Recoupment of expenses to Adviser (Note 6)	—	3,185	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(57,037)	(35,637)	(39,091)	(39,837)
Less: Investment advisory fees waived (Note 6)	(4,795)	—	(3,249)	(3,672)
Net Expenses	11,188	586,152	17,790	19,687
Net investment income (loss)	34,385	(491,759)	(15,089)	(15,958)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(162,908)	(596,675)	—	—
In-kind redemptions	—	152,237	—	—
Swaps	95,390	(6,916,374)	(1,049,608)	352,135
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(67,518)	(7,360,812)	(1,049,608)	352,135
Change in net unrealized appreciation (depreciation) on: Investment securities	264,919	(3,605)	—	—
Swaps	50,816	1,802,316	438,516	(666,704)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	315,735	1,798,711	438,516	(666,704)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	248,217	(5,562,101)	(611,092)	(314,569)
Net increase (decrease) in net assets resulting from operations	$282,602	$(6,053,860)	$(626,181)	$(330,527)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
89

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily European Financials Bull 2X Shares[1]	Direxion Daily High Yield Bear 2X Shares[2]	Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Investment Income:
Interest income	$1,651	$4,962	$3,980	$4,955
Total investment income	1,651	4,962	3,980	4,955
Expenses:
Professional fees	13,234	13,332	13,304	13,437
Investment advisory fees (Note 6)	4,706	12,533	18,001	26,584
Offering fees	3,461	3,653	—	—
Pricing fees	1,590	2,262	6,436	6,436
Reports to shareholders	—	3,468	3,384	3,502
Transfer agent fees	—	867	2,067	2,143
Custody fees	—	1,437	1,197	1,658
Licensing fees	—	9,426	19,874	19,824
Administration fees	—	507	609	901
Management service fees (Note 6)	—	418	480	709
Accounting fees	—	321	416	630
Trustees' fees and expenses	—	162	77	112
Insurance fees	—	19	116	135
Interest expense	—	—	—	2,187
Exchange listing fees	—	—	10,159	10,159
Other	3,020	124	712	725
Total Expenses	26,011	48,529	76,832	89,142
Less: Reimbursement of expenses from Adviser (Note 6)	(19,735)	(31,818)	(54,046)	(53,282)
Less: Investment advisory fees waived (Note 6)	—	—	(3,585)	(5,317)
Net Expenses	6,276	16,711	19,201	30,543
Net investment loss	(4,625)	(11,749)	(15,221)	(25,588)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Swaps	521,390	(263,308)	(1,137,535)	123,253
Net realized gain (loss) on swaps	521,390	(263,308)	(1,137,535)	123,253
Change in net unrealized appreciation (depreciation) on: Swaps	73,973	(491,117)	387,977	191,525
Change in net unrealized appreciation (depreciation) on swaps	73,973	(491,117)	387,977	191,525
Net realized and unrealized gain (loss) on swaps	595,363	(754,425)	(749,558)	314,778
Net increase (decrease) in net assets resulting from operations	$590,738	$(766,174)	$(764,779)	$289,190

1  Represents the period from July 27, 2016 (commencement of operations) to October 31, 2016.

2  Represents the period from June 16, 2016 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
90

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Silver Miners Index Bull 2X Shares[1]	Direxion Daily Silver Miners Index Bear 2X Shares[1]	Direxion Daily Small Cap Bull 2X Shares
Investment Income:
Dividend income	$4,636	$—	$—	$9,001
Interest income	5,650	1,191	1,235	1,638
Total investment income	10,286	1,191	1,235	10,639
Expenses:
Investment advisory fees (Note 6)	26,184	2,801	3,746	9,834
Professional fees	14,645	13,121	13,121	13,472
Pricing fees	6,620	885	885	6,620
Exchange listing fees	4,894	—	—	4,894
Reports to shareholders	3,203	1,069	1,070	2,378
Licensing fees	3,142	1,289	436	25,000
Transfer agent fees	2,465	306	310	2,240
Custody fees	2,299	380	388	1,307
Interest expense	2,102	—	5	554
Administration fees	1,326	91	121	493
Management service fees (Note 6)	1,047	74	100	393
Accounting fees	569	53	72	264
Insurance fees	279	15	15	58
Trustees' fees and expenses	178	44	44	56
Offering fees	—	1,670	1,670	—
Other	867	11	11	733
Total Expenses	69,820	21,809	21,994	68,296
Less: Reimbursement of expenses from Adviser (Note 6)	(36,297)	(18,253)	(17,236)	(55,941)
Less: Investment advisory fees waived (Note 6)	—	(568)	(757)	—
Net Expenses	33,523	2,988	4,001	12,355
Net investment loss	(23,237)	(1,797)	(2,766)	(1,716)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	92,054	—	—	—
Swaps	1,823,650	(573,506)	411,594	(300,756)
Net realized gain (loss) on investment securities and swaps	1,915,704	(573,506)	411,594	(300,756)
Change in net unrealized appreciation (depreciation) on: Investment securities	25,751	—	—	71,169
Swaps	(1,718,162)	(465,302)	472,378	304,853
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,692,411)	(465,302)	472,378	376,022
Net realized and unrealized gain (loss) on investment securities and swaps	223,293	(1,038,808)	883,972	75,266
Net increase (decrease) in net assets resulting from operations	$200,056	$(1,040,605)	$881,206	$73,550

1  Represents the period from September 8, 2016 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
91

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion iBillionaire Index ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,548,935	$787,460	$177,843	$157,340
Net realized gain (loss) on investment securities and in-kind redemptions	11,354,667	(1,676,034)	(1,680,368)	689,358
Change in net unrealized appreciation (depreciation) on investment securities	(5,792,667)	4,358,426	1,984,462	(1,682,465)
Net increase (decrease) in net assets resulting from operations	8,110,935	3,469,852	481,937	(835,767)
Distributions to shareholders:
Net investment income	(2,272,540)	(704,441)	(169,193)	(128,886)
Net realized gains	—	—	(67,240)	(25,802)
Total distributions	(2,272,540)	(704,441)	(236,433)	(154,688)
Capital share transactions:
Proceeds from shares sold	86,659,416	102,013,335	—	3,802,500
Cost of shares redeemed	(53,746,988)	—	(12,250,995)	(10,210,165)
Transaction fees	2,586	(5,337)	—	—
Net increase (decrease) in net assets resulting from capital transactions	32,915,014	102,007,998	(12,250,995)	(6,407,665)
Total increase (decrease) in net assets	38,753,409	104,773,409	(12,005,491)	(7,398,120)
Net assets:
Beginning of year	134,797,417	30,024,008	26,880,003	34,278,123
End of year	$173,550,826	$134,797,417	$14,874,512	$26,880,003
Undistributed net investment income at end of year	$319,320	$61,896	$55,383	$46,300
Changes in shares outstanding
Shares outstanding, beginning of year	1,900,109	450,001	1,100,000	1,350,000
Shares sold	1,200,000	1,450,108	—	150,000
Shares repurchased	(750,000)	—	(500,000)	(400,000)
Shares outstanding, end of year	2,350,109	1,900,109	600,000	1,100,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
92

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Zacks MLP High Income Index Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income (loss)	$803,252	$647,457	$171,246	$(54,271)
Net realized gain (loss) on investment securities and in-kind redemptions	(28,592)	4,291,673	(28,708,318)	(22,120,006)
Change in net unrealized appreciation (depreciation) on investment securities	(69,701)	(2,058,897)	16,400,232	(12,235,688)
Net increase (decrease) in net assets resulting from operations	704,959	2,880,233	(12,136,840)	(34,409,965)
Distributions to shareholders:
Net investment income	(775,916)	(618,358)	—	—
Return of capital	—	—	(5,180,000)	(7,595,500)
Total distributions	(775,916)	(618,358)	(5,180,000)	(7,595,500)
Capital share transactions:
Proceeds from shares sold	30,316,107	74,052,740	25,623,195	84,129,020
Cost of shares redeemed	(31,400,198)	(25,325,167)	(18,763,400)	(21,956,255)
Transaction fees	—	—	—	804
Net increase (decrease) in net assets resulting from capital transactions	(1,084,091)	48,727,573	6,859,795	62,173,569
Total increase (decrease) in net assets	(1,155,048)	50,989,448	(10,457,045)	20,168,104
Net assets:
Beginning of year	84,744,416	33,754,968	74,495,897	54,327,793
End of year	$83,589,368	$84,744,416	$64,038,852	$74,495,897
Undistributed (Accumulated) net investment income (loss) at end of year	$27,336	$—	$62,955	$(108,291)
Changes in shares outstanding
Shares outstanding, beginning of year	1,300,001	550,001	3,200,000	1,350,000
Shares sold	450,000	1,150,000	1,400,000	2,700,000
Shares repurchased	(500,000)	(400,000)	(1,050,000)	(850,000)
Shares outstanding, end of year	1,250,001	1,300,001	3,550,000	3,200,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
93

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily Energy Bear 1X Shares	Direxion Daily European Financials Bear 1X Shares
	Year Ended October 31, 2016	For the Period June 17, 2015[1] through October 31, 2015	For the Period April 7, 2016[1] through October 31, 2016	For the Period August 10, 2016[1] through October 31, 2016
Operations:
Net investment loss	$(759,624)	$(642,509)	$(2,681)	$(1,554)
Net realized gain (loss) on swaps and futures	(4,656,734)	16,884,809	(360,020)	(103,276)
Change in net unrealized appreciation (depreciation) on swaps and futures	637,117	(2,462,842)	1,206	(162,880)
Net increase (decrease) in net assets resulting from operations	(4,779,241)	13,779,458	(361,495)	(267,710)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	111,360,970	428,661,914	2,500,025	3,730,747
Cost of shares redeemed	(167,311,349)	(295,897,418)	(1,060,151)	—
Transaction fees	86,226	864,838	106	—
Net increase (decrease) in net assets resulting from capital transactions	(55,864,153)	133,629,334	1,439,980	3,730,747
Total increase (decrease) in net assets	(60,643,394)	147,408,792	1,078,485	3,463,037
Net assets:
Beginning of year/period	147,408,792	—	—	—
End of year/period	$86,765,398	$147,408,792	$1,078,485	$3,463,037
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(576,524)	$—	$4,987	$513
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,250,000	—	—	—
Shares sold	2,500,000	9,150,000	100,001	150,001
Shares repurchased	(3,650,000)	(5,900,000)	(50,000)	—
Shares outstanding, end of year/period	2,100,000	3,250,000	50,001	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
94

Statements of Changes in Net Assets

	Direxion Daily Financial Bear 1X Shares	Direxion Daily Gold Miners Index Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares
	For the Period April 7, 2016[1] through October 31, 2016	For the Period July 27, 2016[1] through October 31, 2016	For the Period June 8, 2016[1] through October 31, 2016
Operations:
Net investment income (loss)	$(2,968)	$(1,213)	$27,794
Net realized gain (loss) on swaps	(130,009)	182,941	(868,755)
Change in net unrealized appreciation (depreciation) on swaps	(125,906)	82,942	548,064
Net increase (decrease) in net assets resulting from operations	(258,883)	264,670	(292,897)
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	2,500,025	2,500,025	53,406,513
Cost of shares redeemed	—	—	(5,960,991)
Transaction fees	—	—	596
Net increase in net assets resulting from capital transactions	2,500,025	2,500,025	47,446,118
Total increase in net assets	2,241,142	2,764,695	47,153,221
Net assets:
Beginning of period	—	—	—
End of period	$2,241,142	$2,764,695	$47,153,221
Undistributed net investment income at end of period	$4,553	$1,046	$31,515
Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—
Shares sold	100,001	100,001	2,700,001
Shares repurchased	—	—	(300,000)
Shares outstanding, end of period	100,001	100,001	2,400,001[2]

1  Commencement of investment operations.

2  947,000 shares representing $18,608,550 of net assets are owned by the Direxion Daily S&P 500® Bear 3X Shares, an affiliated Fund managed by the Adviser.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
95

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bear 1X Shares		Direxion Daily Technology Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
	For the Period December 3, 2015[1] through October 31, 2016	For the Period April 7, 2016[1] through October 31, 2016	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(20,644)	$(3,052)	$(15,136)	$(20,625)
Net realized (loss) on swaps	(645,164)	(136,751)	(134,435)	(155,990)
Change in net unrealized appreciation (depreciation) on swaps	1,055,124	(59,296)	(1,932)	79,734
Net increase (decrease) in net assets resulting from operations	389,316	(199,099)	(151,503)	(96,881)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	8,778,746	2,500,025	—	—
Cost of shares redeemed	(2,574,435)	(1,151,239)	—	—
Transaction fees	257	115	—	—
Net increase in net assets resulting from capital transactions	6,204,568	1,348,901	—	—
Total increase (decrease) in net assets	6,593,884	1,149,802	(151,503)	(96,881)
Net assets:
Beginning of year/period	—	—	3,276,040	3,372,921
End of year/period	$6,593,884	$1,149,802	$3,124,537	$3,276,040
Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$4,469	$(11,775)	$(16,995)
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	—	100,001	100,001
Shares sold	200,001	100,001	—	—
Shares repurchased	(50,000)	(50,000)	—	—
Shares outstanding, end of year/period	150,001	50,001	100,001	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
96

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bear 1X Shares		Direxion Daily 20+ Year Treasury Bear 1X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(6,705)	$(9,400)	$(62,088)	$(85,542)
Net realized loss on swaps	(57,072)	(102,194)	(1,731,769)	(1,208,290)
Change in net unrealized appreciation (depreciation) on swaps	(25,173)	20,815	256,464	181,458
Net decrease in net assets resulting from operations	(88,950)	(90,779)	(1,537,393)	(1,112,374)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	—	—	—	8,227,926
Cost of shares redeemed	—	—	(1,030,403)	(1,134,274)
Transaction fees	—	—	104	113
Net increase (decrease) in net assets resulting from capital transactions	—	—	(1,030,299)	7,093,765
Total increase (decrease) in net assets	(88,950)	(90,779)	(2,567,692)	5,981,391
Net assets:
Beginning of year	1,480,115	1,570,894	14,593,903	8,612,512
End of year	$1,391,165	$1,480,115	$12,026,211	$14,593,903
Accumulated net investment loss at end of year	$(5,199)	$(7,708)	$(47,158)	$(66,993)
Changes in shares outstanding
Shares outstanding, beginning of year	50,001	50,001	650,001	350,001
Shares sold	—	—	—	350,000
Shares repurchased	—	—	(50,000)	(50,000)
Shares outstanding, end of year	50,001	50,001	600,001	650,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
97

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 1.25X Shares		Direxion Daily Small Cap Bull 1.25X Shares
	Year Ended October 31, 2016	For the Period January 7, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period January 7, 2015[1] through October 31, 2015
Operations:
Net investment income	$119,475	$19,026	$34,385	$8,219
Net realized gain (loss) on investment securities and swaps	(583,795)	184,580	(67,518)	250,277
Change in net unrealized appreciation (depreciation) on investment securities and swaps	227,068	20,226	315,735	(49,763)
Net increase (decrease) in net assets resulting from operations	(237,252)	223,832	282,602	208,733
Distributions to shareholders:
Net investment income	(121,850)	(14,773)	(21,763)	—
Return of capital	(2,726)	—	—	—
Total distributions	(124,576)	(14,773)	(21,763)	—
Capital share transactions:
Proceeds from shares sold	14,194,413	3,793,280	3,691,510	3,795,156
Cost of shares redeemed	(8,466,648)	(2,679,517)	—	(2,745,480)
Transaction fees	847	134	—	137
Net increase in net assets resulting from capital transactions	5,728,612	1,113,897	3,691,510	1,049,813
Total increase in net assets	5,366,784	1,322,956	3,952,349	1,258,546
Net assets:
Beginning of year/period	1,322,956	—	1,258,546	—
End of year/period	$6,689,740	$1,322,956	$5,210,895	$1,258,546
Undistributed net investment income at end of year/period	$—	$—	$12,622	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	50,000	—	50,000	—
Shares sold	550,000	150,000	150,000	150,000
Shares repurchased	(350,000)	(100,000)	—	(100,000)
Shares outstanding, end of year/period	250,000	50,000	200,000	50,000

1  Commencement of investment operations.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
98

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily Cyber Security & IT Bull 2X Shares		Direxion Daily Cyber Security & IT Bear 2X Shares
	Year Ended October 31, 2016	For the Period April 16, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period September 16, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period September 16, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(491,759)	$(266,967)	$(15,089)	$(3,672)	$(15,958)	$(4,135)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(7,360,812)	(44,646,291)	(1,049,608)	(69,733)	352,135	(75,983)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	1,798,711	(189,587)	438,516	(76,820)	(666,704)	85,166
Net increase (decrease) in net assets resulting from operations	(6,053,860)	(45,102,845)	(626,181)	(150,225)	(330,527)	5,048
Distributions to shareholders:	—	—	—	—	—	—
Capital share transactions:
Proceeds from shares sold	63,897,710	231,452,330	—	4,000,000	—	4,000,000
Cost of shares redeemed	(60,594,501)	(123,507,575)	(1,345,817)	—	(2,059,260)	—
Transaction fees	9,869	126,379	269	—	412	—
Net increase (decrease) in net assets resulting from capital transactions	3,313,078	108,071,134	(1,345,548)	4,000,000	(2,058,848)	4,000,000
Total increase (decrease) in net assets	(2,740,782)	62,968,289	(1,971,729)	3,849,775	(2,389,375)	4,005,048
Net assets:
Beginning of year/period	62,968,289	—	3,849,775	—	4,005,048	—
End of year/period	$60,227,507	$62,968,289	$1,878,046	$3,849,775	$1,615,673	$4,005,048
Accumulated net investment loss at end of year/period	$(387,938)	$—	$(10,705)	$(111)	$—	$(574)
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,900,000	—	100,000	—	100,000	—
Shares sold	3,650,000	7,500,000	—	100,000	—	100,000
Shares repurchased	(3,300,000)	(4,600,000)	(50,000)	—	(50,000)	—
Shares outstanding, end of year/period	3,250,000	2,900,000	50,000	100,000	50,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
99

Statements of Changes in Net Assets

	Direxion Daily European Financials Bull 2X Shares	Direxion Daily High Yield Bear 2X Shares
	For the Period July 27, 2016[1] through October 31, 2016	For the Period June 16, 2016[1] through October 31, 2016
Operations:
Net investment loss	$(4,625)	$(11,749)
Net realized gain (loss) on swaps	521,390	(263,308)
Change in net unrealized appreciation (depreciation) on swaps	73,973	(491,117)
Net increase (decrease) in net assets resulting from operations	590,738	(766,174)
Distributions to shareholders:	—	—
Capital share transactions:
Proceeds from shares sold	5,502,819	6,278,563
Cost of shares redeemed	(3,059,309)	—
Transaction fees	612	—
Net increase in net assets resulting from capital transactions	2,444,122	6,278,563
Total increase in net assets	3,034,860	5,512,389
Net assets:
Beginning of period	—	—
End of period	$3,034,860	$5,512,389
Accumulated net investment loss at end of period	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	200,001	250,001
Shares repurchased	(100,000)	—
Shares outstanding, end of period	100,001	250,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
100

Statements of Changes in Net Assets

	Direxion Daily Pharmaceutical & Medical Bull 2X Shares		Direxion Daily Pharmaceutical & Medical Bear 2X Shares
	Year Ended October 31, 2016	For the Period September 16, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period September 16, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(15,221)	$(3,268)	$(25,588)	$(4,553)
Net realized gain (loss) on swaps	(1,137,535)	(173,875)	123,253	(49,340)
Change in net unrealized appreciation (depreciation) on swaps	387,977	(489,495)	191,525	510,475
Net increase (decrease) in net assets resulting from operations	(764,779)	(666,638)	289,190	456,582
Distributions to shareholders:
Net realized gains	—	—	(147,042)	—
Return of capital	—	—	(2,821)	—
Total distributions	—	—	(149,863)	—
Capital share transactions:
Proceeds from shares sold	—	4,000,000	—	4,000,000
Cost of shares redeemed	(1,454,265)	—	(2,066,962)	—
Transaction fees	291	—	413	—
Net increase (decrease) in net assets resulting from capital transactions	(1,453,974)	4,000,000	(2,066,549)	4,000,000
Total increase (decrease) in net assets	(2,218,753)	3,333,362	(1,927,222)	4,456,582
Net assets:
Beginning of year/period	3,333,362	—	4,456,582	—
End of year/period	$1,114,609	$3,333,362	$2,529,360	$4,456,582
Accumulated net investment loss at end of year/period	$(10,524)	$(46)	$(20,602)	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	100,000	—	100,000	—
Shares sold	—	100,000	—	100,000
Shares repurchased	(50,000)	—	(50,000)	—
Shares outstanding, end of year/period	50,000	100,000	50,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
101

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily Silver Miners Index Bull 2X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	For the Period September 8, 2016[1] through October 31, 2016
Operations:
Net investment loss	$(23,237)	$(110,784)	$(1,797)
Net realized gain (loss) on investment securities and swaps	1,915,704	2,096,875	(573,506)
Change in net unrealized depreciation on investment securities and swaps	(1,692,411)	(179,029)	(465,302)
Net increase (decrease) in net assets resulting from operations	200,056	1,807,062	(1,040,605)
Distributions to shareholders:
Net investment income	—	(167,345)	—
Net realized gains	—	(319,823)	—
Total distributions	—	(487,168)	—
Capital share transactions:
Proceeds from shares sold	1,395,537	—	3,513,409
Cost of shares redeemed	(9,995,483)	(21,265,065)	—
Transaction fees	1,999	3,348	—
Net increase (decrease) in net assets resulting from capital transactions	(8,597,947)	(21,261,717)	3,513,409
Total increase (decrease) in net assets	(8,397,891)	(19,941,823)	2,472,804
Net assets:
Beginning of year/period	11,394,260	31,336,083	—
End of year/period	$2,996,369	$11,394,260	$2,472,804
Accumulated net investment loss at end of year/period	$—	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	333,236	933,333	—
Shares sold	50,000	—	150,001
Shares repurchased	(300,000)	(600,097)	—
Shares outstanding, end of year/period	83,236	333,236	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
102

Statements of Changes in Net Assets

	Direxion Daily Silver Miners Index Bear 2X Shares	Direxion Daily Small Cap Bull 2X Shares
	For the Period September 8, 2016[1] through October 31, 2016	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(2,766)	$(1,716)	$(28,916)
Net realized gain (loss) on investment securities and swaps	411,594	(300,756)	1,520,047
Change in net unrealized appreciation (depreciation) on investment securities and swaps	472,378	376,022	(476,920)
Net increase in net assets resulting from operations	881,206	73,550	1,014,211
Distributions to shareholders:
Net realized gains	—	(63,165)	(26,561)
Total distributions	—	(63,165)	(26,561)
Capital share transactions:
Proceeds from shares sold	5,835,719	—	17,098,590
Cost of shares redeemed	(3,428,949)	—	(20,286,636)
Transaction fees	686	—	3,329
Net increase (decrease) in net assets resulting from capital transactions	2,407,456	—	(3,184,717)
Total increase (decrease) in net assets	3,288,662	10,385	(2,197,067)
Net assets:
Beginning of year/period	—	2,033,247	4,230,314
End of year/period	$3,288,662	$2,043,632	$2,033,247
Accumulated net investment loss at end of year/period	$—	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	66,644	133,333
Shares sold	200,001	—	550,000
Shares repurchased	(100,000)	—	(616,689)
Shares outstanding, end of year/period	100,001	66,644	66,644

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
103

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4,5]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion All Cap Insider Sentiment Shares
For the Year Ended October 31, 2016	$70.94	$1.19	$1.19	$2.79	$3.98	$(1.07)	$—	$—	$(1.07)	$73.85	5.66%	$173,551	0.65%	0.77%	1.66%	0.65%	0.77%	1.66%	890%
For the Year Ended October 31, 2015	$66.72	0.68	0.68	4.09	4.77	(0.55)	—	—	(0.55)	$70.94	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
For the Year Ended October 31, 2014	$55.45	0.81	0.82	11.12	11.93	(0.66)	—	—	(0.66)	$66.72	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
For the Year Ended October 31, 2013	$44.40	0.88	0.88	12.51	13.39	(0.80)	(1.54)	—	(2.34)	$55.45	31.35%	$5,545	0.65%	1.69%	1.77%	0.65%	1.69%	1.77%	920%
For the Period December 8, 2011[7] through October 31, 2012	$40.00	0.28	0.28	4.48	4.76	(0.36)	—	—	(0.36)	$44.40	11.94%	$4,440	0.65%	2.20%	0.72%	0.65%	2.19%	0.72%	620%
Direxion iBillionaire Index ETF
For the Year Ended October 31, 2016	$24.44	0.22	0.22	0.40	0.62	(0.20)	(0.07)	—	(0.27)	$24.79	2.55%	$14,875	0.65%	1.01%	0.89%	0.65%	1.01%	0.89%	120%
For the Year Ended October 31, 2015	$25.39	0.12	0.12	(0.95)	(0.83)	(0.10)	(0.02)	—	(0.12)	$24.44	(3.31)%	$26,880	0.65%	1.02%	0.46%	0.65%	1.02%	0.46%	162%
For the Period August 1, 2014[7] through October 31, 2014	$25.00	0.04	0.04	0.39	0.43	(0.04)	—	—	(0.04)	$25.39	1.71%	$34,278	0.65%	1.13%	0.67%	0.65%	1.13%	0.67%	18%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2016	$65.19	0.70	0.70	1.66	2.36	(0.68)	—	—	(0.68)	$66.87	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	$61.37	0.59	0.59	3.80	4.39	(0.57)	—	—	(0.57)	$65.19	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
For the Year Ended October 31, 2014	$51.15	0.65	0.65	10.21	10.86	(0.64)	—	—	(0.64)	$61.37	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
For the Year Ended October 31, 2013	$37.20	0.38	0.38	13.95	14.33	(0.38)	—	—	(0.38)	$51.15	38.72%	$7,672	0.35%	1.58%	0.84%	0.35%	1.58%	0.84%	34%
For the Period March 21, 2012[7] through October 31, 2012	$40.00	0.28	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%	$1,860	0.35%	2.88%	1.21%	0.35%	2.88%	1.21%	17%
Direxion Zacks MLP High Income Index Shares
For the Year Ended October 31, 2016	$23.28	0.05	(0.05)	(3.69)	(3.64)	—	—	(1.60)	(1.60)	$18.04	(15.11)%	$64,039	0.65%[8]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	—	—	(2.91)	(2.91)	$23.28	(36.20)%	$74,496	0.65%[8]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
For the Period January 23, 2014[7] through October 31, 2014	$40.00	(0.08)	(0.14)	2.39	2.31	—	—	(2.07)	(2.07)	$40.24	5.73%	$54,328	0.65%[8]	1.23%	(0.43)%	0.65%	1.23%	(0.43)%	92%
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	(8.91)%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[7] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily Energy Bear 1X Shares
For the Period April 7, 2016[7] through October 31, 2016	$25.00	(0.03)	(0.03)	(3.40)	(3.43)	—	—	—	—	$21.57	(13.72)%	$1,078	0.45%	4.11%	(0.23)%	0.45%	4.11%	(0.23)%	0%
Direxion Daily European Financials Bear 1X Shares
For the Period August 10, 2016[7] through October 31, 2016	$25.00	(0.01)	(0.01)	(1.90)	(1.91)	—	—	—	—	$23.09	(7.64)%	$3,463	0.45%	3.26%	(0.20)%	0.45%	3.26%	(0.20)%	0%
Direxion Daily Financial Bear 1X Shares
For the Period April 7, 2016[7] through October 31, 2016	$25.00	(0.03)	(0.03)	(2.56)	(2.59)	—	—	—	—	$22.41	(10.36)%	$2,241	0.45%	3.70%	(0.22)%	0.45%	3.70%	(0.22)%	0%
Direxion Daily Gold Miners Index Bear 1X Shares
For the Period July 27, 2016[7] through October 31, 2016	$25.00	(0.01)	(0.01)	2.66	2.65	—	—	—	—	$27.65	10.60%	$2,765	0.45%	4.17%	(0.18)%	0.45%	4.17%	(0.18)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Period June 8, 2016[7] through October 31, 2016	$20.00	0.01	0.01	(0.36)	(0.35)	—	—	—	—	$19.65	(1.75)%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily S&P Biotech Bear 1X Shares
For the Period December 3, 2015[7] through October 31, 2016	$40.00	(0.14)	(0.12)	4.10	3.96	—	—	—	—	$43.96	9.90%	$6,594	0.50%	1.26%	(0.34)%	0.45%	1.21%	(0.29)%	0%
Direxion Daily Technology Bear 1X Shares
For the Period April 7, 2016[7] through October 31, 2016	$25.00	(0.03)	(0.03)	(1.97)	(2.00)	—	—	—	—	$23.00	(8.00)%	$1,150	0.45%	3.69%	(0.23)%	0.45%	3.69%	(0.23)%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2016	$32.76	(0.15)	(0.15)	(1.36)	(1.51)	—	—	—	—	$31.25	(4.61)%	$3,125	0.63%	2.38%	(0.47)%	0.63%	2.38%	(0.47)%	0%
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	—	—	—	—	$32.76	(2.88)%	$3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
For the Year Ended October 31, 2014	$35.52	(0.22)	(0.22)	(1.57)	(1.79)	—	—	—	—	$33.73	(5.04)%	$3,373	0.65%	1.25%	(0.65)%	0.65%	1.25%	(0.65)%	0%
For the Year Ended October 31, 2013	$35.48	(0.23)	(0.23)	0.27	0.04	—	—	—	—	$35.52	0.11%	$8,879	0.65%	1.53%	(0.65)%	0.65%	1.53%	(0.65)%	0%
For the Year Ended October 31, 2012	$37.48	(0.24)	(0.24)	(1.76)	(2.00)	—	—	—	—	$35.48	(5.34)%	$8,869	0.65%	0.92%	(0.65)%	0.65%	0.92%	(0.65)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
104

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4,5]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2016	$29.60	$(0.13)	$(0.13)	$(1.65)	$(1.78)	$—	$—	$—	$—	$27.82	(6.01)%	$1,391	0.63%	4.14%	(0.47)%	0.63%	4.14%	(0.47)%	0%
For the Year Ended October 31, 2015	$31.42	(0.19)	(0.19)	(1.63)	(1.82)	—	—	—	—	$29.60	(5.79)%	$1,480	0.65%	3.24%	(0.62)%	0.65%	3.24%	(0.62)%	0%
For the Year Ended October 31, 2014	$33.38	(0.21)	(0.21)	(1.75)	(1.96)	—	—	—	—	$31.42	(5.87)%	$1,571	0.65%	3.85%	(0.65)%	0.65%	3.85%	(0.65)%	0%
For the Year Ended October 31, 2013	$32.80	(0.22)	(0.22)	0.80	0.58	—	—	—	—	$33.38	1.77%	$1,669	0.65%	4.34%	(0.65)%	0.65%	4.34%	(0.65)%	0%
For the Year Ended October 31, 2012	$35.36	(0.22)	(0.22)	(2.34)	(2.56)	—	—	—	—	$32.80	(7.24)%	$1,640	0.65%	2.76%	(0.65)%	0.65%	2.76%	(0.65)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	—	—	—	—	$20.04	(10.73)%	$12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	(8.78)%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
For the Year Ended October 31, 2014	$28.83	(0.18)	(0.18)	(4.04)	(4.22)	—	—	—	—	$24.61	(14.64)%	$8,613	0.65%	1.21%	(0.65)%	0.65%	1.21%	(0.65)%	0%
For the Year Ended October 31, 2013	$26.63	(0.18)	(0.18)	2.38	2.20	—	—	—	—	$28.83	8.26%	$8,648	0.65%	1.59%	(0.65)%	0.65%	1.59%	(0.65)%	0%
For the Year Ended October 31, 2012	$30.24	(0.18)	(0.18)	(3.43)	(3.61)	—	—	—	—	$26.63	(11.94)%	$2,663	0.65%	2.55%	(0.65)%	0.65%	2.55%	(0.65)%	0%
Direxion Daily S&P 500® Bull 1.25X Shares
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	—	(0.02)	(0.91)	$26.76	4.74%	$6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
Direxion Daily Small Cap Bull 1.25X Shares
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	—	—	(0.18)	$26.05	4.23%	$5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[7] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	(14.65)%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
For the Period April 16, 2015[7] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	(45.73)%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1,592%
Direxion Daily Cyber Security & IT Bull 2X Shares
For the Year Ended October 31, 2016	$38.50	(0.23)	(0.22)	(0.71)	(0.94)	—	—	—	—	$37.56	(2.44)%	$1,878	0.82%	2.78%	(0.70)%	0.80%	2.76%	(0.68)%	0%
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.04)	(0.04)	(1.46)	(1.50)	—	—	—	—	$38.50	(3.75)%	$3,850	0.80%	5.78%	(0.78)%	0.80%	5.78%	(0.78)%	0%
Direxion Daily Cyber Security & IT Bear 2X Shares
For the Year Ended October 31, 2016	$40.05	(0.28)	(0.28)	(7.46)	(7.74)	—	—	—	—	$32.31	(19.33)%	$1,616	0.80%	2.58%	(0.65)%	0.80%	2.58%	(0.65)%	0%
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.04)	(0.04)	0.09	0.05	—	—	—	—	$40.05	0.13%	$4,005	0.80%	5.24%	(0.78)%	0.80%	5.24%	(0.78)%	0%
Direxion Daily European Financials Bull 2X Shares
For the Period July 27, 2016[7] through October 31, 2016	$25.00	(0.04)	(0.04)	5.39	5.35	—	—	—	—	$30.35	21.40%	$3,035	0.80%	3.32%	(0.59)%	0.80%	3.32%	(0.59)%	0%
Direxion Daily High Yield Bear 2X Shares
For the Period June 16, 2016 through October 31, 2016	$25.00	(0.05)	(0.05)	(2.90)	(2.95)	—	—	—	—	$22.05	(11.80)%	$5,512	0.80%	2.32%	(0.56)%	0.80%	2.32%	(0.56)%	0%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares
For the Year Ended October 31, 2016	$33.33	(0.19)	(0.19)	(10.85)	(11.04)	—	—	—	—	$22.29	(33.12)%	$1,115	0.80%	3.20%	(0.63)%	0.80%	3.20%	(0.63)%	0%
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.03)	(0.03)	(6.64)	(6.67)	—	—	—	—	$33.33	(16.68)%	$3,333	0.80%	6.74%	(0.78)%	0.80%	6.74%	(0.78)%	300%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares
For the Year Ended October 31, 2016	$44.57	(0.32)	(0.29)	7.84	7.52	—	(1.47)	(0.03)	(1.50)	$50.59	17.91%	$2,529	0.86%	2.51%	(0.72)%	0.80%	2.45%	(0.66)%	0%
For the Period September 16, 2015[7] through October 31, 2015	$40.00	(0.05)	(0.05)	4.62	4.57	—	—	—	—	$44.57	11.43%	$4,457	0.80%	5.07%	(0.78)%	0.80%	5.07%	(0.78)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
For the Period May 28, 2014[7] through October 31, 2014	$30.00	0.18	0.18	3.40	3.58	—	—	—	—	$33.58	11.92%	$31,336	0.60%	0.93%	1.34%	0.60%	0.93%	1.34%	91%
Direxion Daily Silver Miners Index Bull 2X Shares
For the Period September 8, 2016[7] through October 31, 2016	$25.00	(0.01)	(0.01)	(8.50)	(8.51)	—	—	—	—	$16.49	(34.04)%	$2,473	0.80%	5.84%	(0.48)%	0.80%	5.84%	(0.48)%	0%
Direxion Daily Silver Miners Index Bear 2X Shares
For the Period September 8, 2016[7] through October 31, 2016	$25.00	(0.03)	(0.03)	7.92	7.89	—	—	—	—	$32.89	31.56%	$3,289	0.80%	4.40%	(0.55)%	0.80%	4.40%	(0.55)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
105

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[4,5]	Total Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement[4]	Net Expenses[2,4,5]	Total Expenses[2,4]	Net Investment Income (Loss) after Expense Reimbursement[2,4]	Portfolio Turnover Rate[6]
Direxion Daily Small Cap Bull 2X Shares
For the Year Ended October 31, 2016	$30.51	$(0.03)	$(0.02)	$1.13	$1.10	$—	$(0.95)	$—	$(0.95)	$30.66	3.79%	$2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	(2.54)%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
For the Period July 29, 2014[7] through October 31, 2014	$30.00	(0.05)	(0.05)	1.78	1.73	—	—	—	—	$31.73	5.76%	$4,230	0.60%	2.86%	(0.60)%	0.60%	2.86%	(0.60)%	503%

1  Net investment income (loss) per share represents net investment income dividend by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

4  For periods less than a year, these ratios are annualized.

5  Net expenses include effects of any reimbursement or recoupment.

6  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

7  Commencement of investment operations.

8  This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the years ended October 31, 2014, October 31, 2015 and October 31, 2016 would be 1.63%, 0.39% and 2.41%, respectively.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
106

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2016

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 79 separate series (each, a "Fund" and together the "Funds"). 28 of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion iBillionaire Index ETF	Direxion Daily Energy Bear 1X Shares
Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Daily European Financials Bear 1X Shares
Direxion Zacks MLP High Income Index Shares	Direxion Daily Financial Bear 1X Shares
Direxion Daily Gold Miners Index Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily S&P Biotech Bear 1X Shares
Direxion Daily Technology Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares
Bull Funds
Direxion Daily S&P 500® Bull 1.25X Shares
Direxion Daily Small Cap Bull 1.25X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily Cyber Security & IT Bull 2X Shares	Direxion Daily Cyber Security & IT Bear 2X Shares
Direxion Daily European Financials Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Direxion Daily Pharmaceutical & Medical Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Silver Miners Index Bull 2X Shares	Direxion Daily Silver Miners Index Bear 2X Shares
Direxion Daily Small Cap Bull 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds, with the exception of the Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 125% or 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

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Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion iBillionaire Index ETF	iBillionaire Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion Zacks MLP High Income Index Shares	Zacks MLP High Income Index	100%
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily Energy Bear 1X Shares	Energy Select Sector Index	-100%
Direxion Daily European Financials Bear 1 X Shares	MSCI Europe Financials Index	-100%
Direxion Daily Financial Bear 1X Shares	Financial Select Sector Index	-100%
Direxion Daily Gold Miners Index Bear 1X Shares	NYSE Acra Gold Miners Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily S&P Biotech Bear 1X Shares	S&P Biotechnology Select Industry Index	-100%
Direxion Daily Technology Bear 1X Shares	Technology Select Sector Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Barclays Capital U.S. Aggregate Bond Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	ICE U.S. Treasury 7-10 Year Bond Index(a)	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index(b)	-100%
Direxion Daily S&P 500® Bull 1.25X Shares	S&P 500® Index	125%
Direxion Daily Small Cap Bull 1.25X Shares	Russell 2000® Index	125%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily Cyber Security & IT Bull 2X Shares		200%
Direxion Daily Cyber Security & IT Bear 2X Shares	ISE Cyber Security® Index	-200%
Direxion Daily European Financials Bull 2X Shares	MSCI Europe Financials Index	200%
Direxion Daily High Yield Bear 2X Shares	Barclays U.S. High Yield Very Liquid Index	-200%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares		200%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	Dynamic Pharmaceutical IntellidexSM Index	-200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Silver Miners Index Bull 2X Shares		200%
Direxion Daily Silver Miners Index Bear 2X Shares	Solactive Global Silver Miners Index	-200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

(a)  Effective on May 2, 2016, the benchmark index for the Direxion Daily 7-10 Year Treasury Bear 1X Shares changed from the NYSE 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index.

(b)  Effective on May 2, 2016, the benchmark index for the Direxion Daily 20+ Year Treasury Bear 1X Shares changed from the NYSE 20 Year Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2016.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA")

DIREXION ANNUAL REPORT
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recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion Daily High Yield Bear 2X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

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Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities", as amended ASU 2013-01, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging), to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2016, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2016 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

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Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$134,697	$—	$134,697[1]	$—
Direxion Daily Total Bond Market Bear 1X Shares	9,043	—	—	9,043	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	95,080	—	95,080[1]	—
Direxion Daily Cyber Security & IT Bull 2X Shares	371,867	—	371,867[1]	—	—	—	—	—
Direxion Daily Cyber Security & IT Bear 2X Shares	—	—	—	—	582,322	—	582,322[1]	—
Direxion Daily S&P 500® Bull 2X Shares	14,175	—	—	14,175	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$168,718	$—	$—	$168,718	$307,061	$168,718	$138,343[1]	$—
Direxion Daily Total Bond Market Bear 1X Shares	1,062	—	—	1,062	15,255	1,062	14,193[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,654,733	317,136	1,337,597[1]	—	317,136	—	317,136[1]	—
Direxion Daily S&P 500® Bull 2X Shares	94,811	674	94,137[1]	—	674	—	674[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
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Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$22,766	$—	$22,766[1]	$—
Direxion Daily European Financials Bear 1X Shares	—	—	—	—	162,880	—	162,880[1]	—
Direxion Daily Gold Miners Index Bear 1X Shares	—	—	—	—	45,856	—	45,856[1]	—
Direxion Daily S&P Biotech Bear 1X Shares	146,747	—	—	146,747	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	266,729	—	266,729[1]	—	—	—	—	—
Direxion Daily European Financials Bull 2X Shares	73,973	—	—	73,973	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	301,231	—	270,000	31,231	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	378,193	—	378,193[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$1,529,919	$—	$1,529,919[1]	$—
Direxion Daily Energy Bear 1X Shares	1,206	—	—	1,206	—	—	—	—
Direxion Daily Financial Bear 1X Shares	—	—	—	—	5,637	—	—	5,637

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	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bear 1X Shares	$28,243	$—	$—	$28,243	$—	$—	$—	$—
Direxion Daily S&P Biotech Bear 1X Shares	892,139	—	630,000	262,139	—	—	—	—
Direxion Daily Technology Bear 1X Shares	—	—	—	—	153	—	—	153
Direxion Daily 7-10 Year Treasury Bear 1X Shares	2,633	—	—	2,633	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	115,354	—	—	115,354	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	37,467	—	37,467[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 1.25X Shares	32,231	—	—	32,231	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	99,878	—	99,878[1]	—	—	—	—	—
Direxion Daily Cyber Security & IT Bull 2X Shares	—	—	—	—	10,171	—	10,171[1]	—
Direxion Daily Cyber Security & IT Bear 2X Shares	784	—	—	784	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	—	—	—	87,096	—	87,096[1]	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	366,287	—	130,000	236,287	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	180,210	—	180,210[1]	—	—	—	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	—	—	—	450,250	—	450,250[1]	—
Direxion Daily Silver Miners Bear 2X Shares	487,028	—	487,028[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	—	—	—	15,454	—	3,213	12,241

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bear 1X Shares	$—	$—	$—	$—	$120,269	$—	$120,269[1]	$—
Direxion Daily Gold Miners Index Bear 1X Shares	100,555	—	100,555[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 1X Shares	16,238	—	—	16,238	—	—	—	—
Direxion Daily Technology Bear 1X Shares	—	—	—	—	59,143	—	59,143[1]	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	68,428	—	52,699	15,729
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	231,180	—	231,180[1]	—
Direxion Daily High Yield Bear 2X Shares	—	—	—	—	491,117	—	491,117[1]	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	—	—	—	14,422	—	—	14,422
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	34,482	—	—	34,482	—	—	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	—	—	—	15,052	—	—	15,052
Direxion Daily Silver Miners Bear 2X Shares	—	—	—	—	14,650	—	14,650[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
114

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Total Bond Market Bear 1X Shares	$—	$—	$—	$—	$15,294	$—	$15,294[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$548,064	$—	$548,064[1]	$—	$—	$—	$—	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. No Funds were invested in futures contracts as of the year ended October 31, 2016.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

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f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

g) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes. No provision for federal income taxes has been made by the Funds. Certain Funds paid excise taxes in the year ended October 31, 2016.

The Direxion Zacks MLP High Income Index Shares intends to invest primarily in Master Limited Partnerships ("MLPs"), which generally are treated as qualified publicly traded partnerships for federal income tax purposes. As such, the Direxion Zacks MLP High Income Index Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Fund from qualifying as a regulated investment company due to the Fund's concentration in MLPs. Currently, the maximum marginal regular federal income tax rate for a regular C-corporation is 35%. The Fund may be subject to a 20% Federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 37.80% tax rate for federal, state and local tax, which is composed of a 35% marginal federal tax rate and an assumed 2.80% rate attributable to state taxes.

The Direxion Zacks MLP High Income Index Shares deferred tax expense is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Index Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

h) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Direxion Zacks MLP High Income Index Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2016, the Fund has estimated approximately 96% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

i) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

j) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of

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specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

k) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2016 and October 31, 2015 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

	Period Ended October 31, 2016			Period Ended October 31, 2015
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$2,272,540	$—	$—	$704,441	$—	$—
Direxion iBillionaire Index ETF	215,628	20,805	—	154,688	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	775,916	—	—	618,358	—	—
Direxion Zacks MLP High Income Index Shares	—	—	5,180,000	—	—	7,595,500
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Energy Bear 1X Shares[2]	—	—	—	—	—	—
Direxion Daily European Financials Bear 1X Shares[6]	—	—	—	—	—	—
Direxion Daily Financial Bear 1X Shares[2]	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 1X Shares[5]	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 1X Shares[3]	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 1X Shares[1]	—	—	—	—	—	—
Direxion Daily Technology Bear 1X Shares[2]	—	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	121,850	—	2,726	14,773	—	—
Direxion Daily Small Cap Bull 1.25X Shares	21,763	—	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Cyber Security & IT Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Cyber Security & IT Bear 2X Shares	—	—	—	—	—	—

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117

	Period Ended October 31, 2016			Period Ended October 31, 2015
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily European Financials Bull 2X Shares[5]	$—	$—	$—	$—	$—	$—
Direxion Daily High Yield Bear 2X Shares[4]	—	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	147,042	—	2,821	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	487,168	—	—
Direxion Daily Silver Miners Index Bull 2X Shares[7]	—	—	—	—	—	—
Direxion Daily Silver Miners Index Bear 2X Shares[7]	—	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	63,165	—	—	26,561	—	—

1  Commenced operations on December 3, 2015.

2  Commenced operations on April 7, 2016.

3  Commenced operations on June 8, 2016.

4  Commenced operations on June 16, 2016.

5  Commenced operations on July 27, 2016.

6  Commenced operations on August 10, 2016.

7  Commenced operations on September 8, 2016.

At October 31, 2016, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$(2,421,419)	$8,391,130	$—	$—	$5,969,711
Direxion iBillionaire Index ETF	303,679	82,520	—	(2,131,961)	(1,745,762)
Direxion NASDAQ-100® Equal Weighted Index Shares	(1,743,127)	27,336	—	(2,380,055)	(4,095,846)
Direxion Daily CSI 300 China A Share Bear 1X Shares	(1,825,725)	—	—	(5,534,847)	(7,360,572)
Direxion Daily Energy Bear 1X Shares	1,206	4,987	—	(360,020)	(353,827)
Direxion Daily European Financials Bear 1X Shares	(162,880)	513	—	(103,276)	(265,643)
Direxion Daily Financial Bear 1X Shares	(125,906)	4,553	—	(130,009)	(251,362)
Direxion Daily Gold Miners Index Bear 1X Shares	82,942	276,786	—	(92,799)	266,929
Direxion Daily S&P 500® Bear 1X Shares	548,064	31,515	—	(868,755)	(289,176)
Direxion Daily S&P Biotech Bear 1X Shares	1,055,124	432,326	—	(1,232,652)	254,798
Direxion Daily Technology Bear 1X Shares	(59,296)	4,469	—	(136,751)	(191,578)
Direxion Daily Total Bond Market Bear 1X Shares	(20,444)	—	—	(2,588,459)	(2,608,903)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(65,795)	—	—	(851,237)	(917,032)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(115,826)	—	—	(4,565,749)	(4,681,575)

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bull 1.25X Shares	$247,294	$—	$—	$(589,718)	$(342,424)
Direxion Daily Small Cap Bull 1.25X Shares	265,972	12,622	—	(73,638)	204,956
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,609,124	—	—	(51,855,339)	(50,246,215)
Direxion Daily Cyber Security & IT Bull 2X Shares	361,696	—	—	(1,130,046)	(768,350)
Direxion Daily Cyber Security & IT Bear 2X Shares	(581,538)	216,217	—	(175,055)	(540,376)
Direxion Daily European Financials Bull 2X Shares	73,973	278,920	—	(38,867)	314,026
Direxion Daily High Yield Bear 2X Shares	(491,117)	—	—	(263,308)	(754,425)
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	(101,518)	—	—	(1,321,934)	(1,423,452)
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	702,000	—	—	(97,883)	604,117
Direxion Daily S&P 500® Bull 2X Shares	314,273	644,928	—	(56,556)	902,645
Direxion Daily Silver Miners Index Bull 2X Shares	(465,302)	—	—	(573,506)	(1,038,808)
Direxion Daily Silver Miners Index Bear 2X Shares	472,378	314,299	—	(215,595)	571,082
Direxion Daily Small Cap Bull 2X Shares	433,908	—	—	(300,756)	133,152

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and wash sales on swap contracts.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$175,730,573	$—	$(2,421,419)	$(2,421,419)
Direxion iBillionaire Index ETF	14,527,557	1,019,126	(715,447)	303,679
Direxion NASDAQ-100® Equal Weighted Index Shares	85,236,186		(1,743,127)	(1,743,127)
Direxion Daily CSI 300 China A Share Bear 1X Shares	20,956,632	—	—	—
Direxion Daily Energy Bear 1X Shares	1,090,615	—	—	—
Direxion Daily European Financials Bear 1X Shares	3,633,180	—	—	—
Direxion Daily Financial Bear 1X Shares	2,380,698	—	—	—
Direxion Daily Gold Miners Index Bear 1X Shares	2,950,910	—	—	—
Direxion Daily S&P 500® Bear 1X Shares	47,153,980	—	—	—
Direxion Daily S&P Biotech Bear 1X Shares	1,441,663	—	—	—
Direxion Daily Technology Bear 1X Shares	1,222,771	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	951,631	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	252,997	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	2,176,005	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	6,336,740	209,827	—	209,827
Direxion Daily Small Cap Bull 1.25X Shares	4,893,717	233,741	—	233,741
Direxion Daily CSI 300 China A Share Bull 2X Shares	26,116,128	—	—	—
Direxion Daily Cyber Security & IT Bull 2X Shares	620,772	—	—	—
Direxion Daily Cyber Security & IT Bear 2X Shares	1,201,798	—	—	—
Direxion Daily European Financials Bull 2X Shares	5,976,129	—	—	—

DIREXION ANNUAL REPORT
119

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily High Yield Bear 2X Shares	$2,951,666	$—	$—	$—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	462,042	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	964,198	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	1,727,970	25,751	—	25,751
Direxion Daily Silver Miners Index Bull 2X Shares	2,943,063	—	—	—
Direxion Daily Silver Miners Index Bear 2X Shares	6,741,820	—	—	—
Direxion Daily Small Cap Bull 2X Shares	1,690,231	71,169	—	71,169

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$(18,971)	$(2,402,463)	$2,421,434
Direxion iBillionaire Index ETF	433	(425,516)	425,083
Direxion NASDAQ-100® Equal Weighted Index Shares	—	(2,681,992)	2,681,992
Direxion Daily CSI 300 China A Share Bear 1X Shares	183,100	—	(183,100)
Direxion Daily Energy Bear 1X Shares	7,668	—	(7,668)
Direxion Daily European Financials Bear 1X Shares	2,067	—	(2,067)
Direxion Daily Financial Bear 1X Shares	7,521	—	(7,521)
Direxion Daily Gold Miners Index Bear 1X Shares	2,259	—	(2,259)
Direxion Daily S&P 500® Bear 1X Shares	3,721	—	(3,721)
Direxion Daily S&P Biotech Bear 1X Shares	20,644	(155,162)	134,518
Direxion Daily Technology Bear 1X Shares	7,521	—	(7,521)
Direxion Daily Total Bond Market Bear 1X Shares	20,356	—	(20,356)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	9,214	—	(9,214)
Direxion Daily 20+ Year Treasury Bear 1X Shares	81,923	—	(81,923)
Direxion Daily S&P 500® Bull 1.25X Shares	2,375	—	(2,375)
Direxion Daily Small Cap Bull 1.25X Shares	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	103,821	466,070	(569,891)
Direxion Daily Cyber Security & IT Bull 2X Shares	4,495	—	(4,495)
Direxion Daily Cyber Security & IT Bear 2X Shares	16,532	(234,990)	218,458
Direxion Daily European Financials Bull 2X Shares	4,625	(281,337)	276,712
Direxion Daily High Yield Bear 2X Shares	11,749	—	(11,749)
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	4,743	—	(4,743)
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	4,986	—	(4,986)
Direxion Daily S&P 500® Bull 2X Shares	23,237	(1,289,339)	1,266,102
Direxion Daily Silver Miners Index Bull 2X Shares	1,797	—	(1,797)
Direxion Daily Silver Miners Index Bear 2X Shares	2,766	(312,890)	310,124
Direxion Daily Small Cap Bull 2X Shares	1,716	—	(1,716)

In order to meet certain excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection

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120

with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2016.

At October 31, 2016, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion iBillionaire Index ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion Daily CSI 300 China A Share Bear 1X Shares	(576,524)
Direxion Daily Energy Bear 1X Shares	—
Direxion Daily European Financials Bear 1X Shares	—
Direxion Daily Financial Bear 1X Shares	—
Direxion Daily Gold Miners Index Bear 1X Shares	—
Direxion Daily S&P 500® Bear 1X Shares	—
Direxion Daily S&P Biotech Bear 1X Shares	—
Direxion Daily Technology Bear 1X Shares	—
Direxion Daily Total Bond Market Bear 1X Shares	(11,775)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(5,199)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(47,158)
Direxion Daily S&P 500® Bull 1.25X Shares	—
Direxion Daily Small Cap Bull 1.25X Shares	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	(387,938)
Direxion Daily Cyber Security & IT Bull 2X Shares	(10,705)
Direxion Daily Cyber Security & IT Bear 2X Shares	—
Direxion Daily European Financials Bull 2X Shares	—
Direxion Daily High Yield Bear 2X Shares	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	(10,524)
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	(20,602)
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Silver Miners Index Bull 2X Shares	—
Direxion Daily Silver Miners Index Bear 2X Shares	—
Direxion Daily Small Cap Bull 2X Shares	—

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2016, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—
Direxion iBillionaire Index ETF	—	(1,642,085)	(462,739)
Direxion NASDAQ-100® Equal Weighted Index Shares	—	(1,202,859)	(1,177,196)
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	(1,152,347)	—
Direxion Daily Energy Bear 1X Shares	—	(348,088)	—
Direxion Daily European Financials Bear 1X Shares	—	(2,670)	—
Direxion Daily Financial Bear 1X Shares	—	(44,741)	—
Direxion Daily Gold Miners Index Bear 1X Shares	—	—	—
Direxion Daily S&P 500® Bear 1X Shares	—	(868,755)	—

DIREXION ANNUAL REPORT
121

Funds	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion Daily S&P Biotech Bear 1X Shares	$—	$—	$—
Direxion Daily Technology Bear 1X Shares	—	(95,677)	—
Direxion Daily Total Bond Market Bear 1X Shares	(72,234)	(2,405,997)	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(67,332)	(643,115)	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	(282,257)	(2,394,675)	—
Direxion Daily S&P 500® Bull 1.25X Shares	—	(502,740)	(63,509)
Direxion Daily Small Cap Bull 1.25X Shares	—	—	(37,207)
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	(24,974,540)	—
Direxion Daily Cyber Security & IT Bull 2X Shares	—	(1,040,100)	—
Direxion Daily Cyber Security & IT Bear 2X Shares	—	—	—
Direxion Daily European Financials Bull 2X Shares	—	—	—
Direxion Daily High Yield Bear 2X Shares	—	(54,077)	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	(752,289)	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	(45,112)	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	(11,601)	—
Direxion Daily Silver Miners Index Bear 2X Shares	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	259,461	—

During the year ended October 31, 2016, the Direxion All Cap Insider Sentiment Shares and Direxion Daily Cyber Security & IT Bear 2X Shares utilized $646,693 and $74,270 of prior year capital loss carryover, respectively.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2016, open Federal and state income tax years include the tax years ended October 31, 2014 through October 31, 2016. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Index Shares deferred tax asset as of October 31, 2016 are as follows:

Deferred tax assets:
Capital loss carryforward	$17,750,386
Total deferred tax assets before valuation allowance	17,750,386
Valuation allowance	(16,113,386)
Total deferred tax assets after valuation allowance	1,637,000
Less: Deferred tax liability on net unrealized appreciation on investments	(1,637,000)
Net deferred tax asset	$—

As of October 31, 2016 a valuation allowance of $16,113,386 was deemed necessary, as Direxion Zacks MLP High Income Index Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The capital loss carryforward is available to offset future taxable income. The Direxion Zacks MLP High Income Index Shares has the following capital loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended October 31, 2016	$24,975,649	October 31, 2021
Fiscal year ended October 31, 2015	$22,098,027	October 31, 2020

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122

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2020.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the period ended October 31, 2016 is as follows:

Income tax provision (benefit) at the federal statutory rate of 35%	$3,898,727
State income tax (benefit), net of federal benefit	311,975
Total current tax expense	(404,598)
Tax expense on permanent items	(1,502,565)
Change in valuation allowance	3,301,157
Total tax expense	$997,618

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Direxion Zacks MLP High Income Index Shares re-evaluated its blended state income tax rate, increasing the overall rate from 37.60% to 37.80% due to anticipated state apportionment of income and gains.

At October 31, 2016, the tax cost of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes of the Direxion Zacks MLP High Income Index Shares were as follows:

Tax cost of investments	$60,933,105
Gross unrealized appreciation	5,729,927
Gross unrealized depreciation	(3,273,164)
Net unrealized appreciation	$2,456,763

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Benchmark Funds and Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2016. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$1,370,681,587	$1,396,367,396	$86,636,218	$27,875,914
Direxion iBillionaire Index ETF	24,245,484	24,303,525	—	12,222,420

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Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion NASDAQ-100® Equal Weighted Index Shares	$26,158,108	$26,078,424	$30,323,902	$31,403,460
Direxion Zacks MLP High Income Index Shares	86,776,699	87,011,734	25,599,558	18,761,154
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	—	—	—
Direxion Daily Energy Bear 1X Shares[2]	—	—	—	—
Direxion Daily European Financials Bear 1X Shares[6]	—	—	—	—
Direxion Daily Financial Bear 1X Shares[2]	—	—	—	—
Direxion Daily Gold Miners Index Bear 1X Shares[5]	—	—	—	—
Direxion Daily S&P 500® Bear 1X Shares[3]	—	—	—	—
Direxion Daily S&P Biotech Bear 1X Shares[1]	—	—	—	—
Direxion Daily Technology Bear 1X Shares[2]	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	2,797,232	8,736,110	11,635,353	—
Direxion Daily Small Cap Bull 1.25X Shares	3,727,411	1,038,726	1,234,000	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	48,337,273	15,579,021	21,601,935	54,979,165
Direxion Daily Cyber Security & IT Bull 2X Shares	—	—	—	—
Direxion Daily Cyber Security & IT Bear 2X Shares	—	—	—	—
Direxion Daily European Financials Bull 2X Shares[5]	—	—	—	—
Direxion Daily High Yield Bear 2X Shares[4]	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	2,945,626	2,152,867	—	—
Direxion Daily Silver Miners Index Bull 2X Shares[7]	—	—	—	—
Direxion Daily Silver Miners Index Bear 2X Shares[7]	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	1,034,436		—	—

1  Represents the period from December 3, 2015 (commencement of operations) to October 31, 2016.

2  Represents the period from April 7, 2016 (commencement of operations) to October 31, 2016.

3  Represents the period from June 8, 2016 (commencement of operations) to October 31, 2016.

4  Represents the period from June 16, 2016 (commencement of operations) to October 31, 2016.

5  Represents the period from July 27, 2016 (commencement of operations) to October 31, 2016.

6  Represents the period from August 10, 2016 (commencement of operations) to October 31, 2016.

7  Represents the period from September 8, 2016 (commencement of operations) to October 31, 2016.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2016.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion All Cap Insider Sentiment Shares	0.45%
Direxion iBillionaire Index ETF	0.45%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Zacks MLP High Income Index Shares	0.60%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily Energy Bear 1X Shares	0.35%
Direxion Daily European Financials Bear 1X Shares	0.35%
Direxion Daily Financial Bear 1X Shares	0.35%
Direxion Daily Gold Miners Index Bear 1X Shares	0.35%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily S&P Biotech Bear 1X Shares	0.35%

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Direxion Daily Technology Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily S&P 500® Bull 1.25X Shares	0.45%
Direxion Daily Small Cap Bull 1.25X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily Cyber Security & IT Bull 2X Shares	0.75%
Direxion Daily Cyber Security & IT Bear 2X Shares	0.75%
Direxion Daily European Financials Bull 2X Shares	0.60%
Direxion Daily High Yield Bear 2X Shares	0.60%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Silver Miners Index Bull 2X Shares	0.75%
Direxion Daily Silver Miners Index Bear 2X Shares	0.75%
Direxion Daily Small Cap Bull 2X Shares	0.50%

The Adviser has agreed to waive the investment advisory fee for certain Funds at least until September 1, 2018. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

Direxion Daily S&P 500® Bull 1.25X Shares	0.15%
Direxion Daily Small Cap Bull 1.25X Shares	0.15%
Direxion Daily Cyber Security & IT Bull 2X Shares	0.15%
Direxion Daily Cyber Security & IT Bear 2X Shares	0.15%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.15%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.15%
Direxion Daily Silver Miners Index Bull 2X Shares	0.15%
Direxion Daily Silver Miners Index Bear 2X Shares	0.15%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, each Fund pays the Adviser management service fees of 0.02% of its average daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2018. Any expense waiver is subject to recoupment by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion All Cap Insider Sentiment Shares	0.65%
Direxion iBillionaire Index ETF	0.65%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion Zacks MLP High Income Index Shares	0.65%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily Energy Bear 1X Shares	0.45%
Direxion Daily European Financials Bear 1X Shares	0.45%
Direxion Daily Financial Bear 1X Shares	0.45%
Direxion Daily Gold Miners Index Bear 1X Shares	0.45%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily S&P Biotech Bear 1X Shares	0.45%
Direxion Daily Technology Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily S&P 500® Bull 1.25X Shares	0.35%
Direxion Daily Small Cap Bull 1.25X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily Cyber Security & IT Bull 2X Shares	0.80%
Direxion Daily Cyber Security & IT Bear 2X Shares	0.80%

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Direxion Daily European Financials Bull 2X Shares	0.80%
Direxion Daily High Yield Bear 2X Shares	0.80%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.80%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	0.80%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Silver Miners Index Bull 2X Shares	0.80%
Direxion Daily Silver Miners Index Bear 2X Shares	0.80%
Direxion Daily Small Cap Bull 2X Shares	0.60%

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2017	October 31, 2018	October 31, 2019	Recoupment Amount
Direxion All Cap Insider Sentiment Shares	$—	$180,393	$59,039	$102,586	$180,393	$342,018
Direxion iBillionaire Index ETF	—	71,524	37,316	125,027	71,524	233,867
Direxion NASDAQ-100® Equal Weighted Index Shares	—	144,620	69,093	120,583	144,620	334,296
Direxion Zacks MLP High Income Index Shares	—	194,584	117,292	185,339	194,584	497,215
Direxion Daily CSI 300 China A Share Bear 1X Shares	2,684	34,893	—	17,587	34,893	52,480
Direxion Daily Energy Bear 1X Shares	—	43,495	—	—	43,495	43,495
Direxion Daily European Financials Bear 1X Shares	—	21,768	—	—	21,768	21,768
Direxion Daily Financial Bear 1X Shares	—	43,352	—	—	43,352	43,352
Direxion Daily Gold Miners Index Bear 1X Shares	—	25,586	—	—	25,586	25,586
Direxion Daily S&P 500® Bear 1X Shares	—	84,579	—	—	84,579	84,579
Direxion Daily S&P Biotech Bear 1X Shares	—	46,481	—	—	46,481	46,481
Direxion Daily Technology Bear 1X Shares	—	43,398	—	—	43,398	43,398
Direxion Daily Total Bond Market Bear 1X Shares	—	55,654	56,138	56,052	55,654	167,844
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	49,772	52,505	39,171	49,772	141,448
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	41,780	47,464	41,268	41,780	130,512
Direxion Daily S&P 500® Bull 1.25X Shares	260	37,466	—	38,184	37,466	75,650
Direxion Daily Small Cap Bull 1.25X Shares	—	57,037	—	69,044	57,037	126,081
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,185	35,637	—	35,678	35,637	71,315
Direxion Daily Cyber Security & IT Bull 2X Shares	—	39,091	—	22,806	39,091	61,897
Direxion Daily Cyber Security & IT Bear 2X Shares	—	39,837	—	22,841	39,837	62,678
Direxion Daily European Financials Bull 2X Shares	—	19,735	—	—	19,735	19,735
Direxion Daily High Yield Bear 2X Shares	—	31,818	—	—	31,818	31,818
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	—	54,046	—	24,328	54,046	78,374
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	53,282	—	24,174	53,282	77,456
Direxion Daily S&P 500® Bull 2X Shares	—	36,297	39,422	59,660	36,297	135,379

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			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2017	October 31, 2018	October 31, 2019	Recoupment Amount
Direxion Daily Silver Miners Index Bull 2X Shares	$—	$18,253	$—	$—	$18,253	$18,253
Direxion Daily Silver Miners Index Bear 2X Shares	—	17,236	—	—	17,236	17,236
Direxion Daily Small Cap Bull 2X Shares	—	55,941	36,551	53,526	55,941	146,018

For the period from June 8, 2016 to October 31, 2016, the Adviser waived $10,223 of investment advisory fees in Direxion Daily S&P 500® Bear 1X Shares. These waived fees related to Direxion Daily S&P 500® Bear 3X Shares' investment in Direxion Daily S&P 500® Bear 1X Shares, an affiliated Fund managed by the Adviser. These waived fees are not subject to recoupment and not presented on the preceding table.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2016:

	Direxion All Cap Insider Sentiment Shares				Direxion iBillionaire Index ETF
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$173,309,063	$—	$—	$173,309,063	$14,808,852	$—	$—	$14,808,852
Short Term Investments	91	—	—	91	22,384	—	—	22,384
Cash Equivalents	230,887	—	—	230,887	—	—	—	—
	Direxion NASDAQ-100® Equal Weighted Index Shares				Direxion Zacks MLP High Income Index Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$83,492,282	$—	$—	$83,492,282	$—	$—	$—	$—
Master Limited Partnerships	—	—	—	—	63,368,140	—	—	63,368,140
Short Term Investments	777	—	—	777	21,728	—	—	21,728
Cash Equivalents	117,969	—	—	117,969	—	—	—	—

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	Direxion Daily CSI 300 China A Share Bear 1X Shares				Direxion Daily Energy Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$20,956,632	$—	$—	$20,956,632	$1,090,615	$—	$—	$1,090,615
Other Financial Instruments*	—	(1,825,725)	—	(1,825,725)	—	1,206	—	1,206
Cash Equivalents	67,721,675	—	—	67,721,675	—	—	—	—
	Direxion Daily European Financials Bear 1X Shares				Direxion Daily Financial Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$3,633,180	$—	$—	$3,633,180	$2,380,698	$—	$—	$2,380,698
Other Financial Instruments*	—	(162,880)	—	(162,880)	—	(125,906)	—	(125,906)
	Direxion Daily Gold Miners Index Bear 1X Shares				Direxion Daily S&P 500® Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$2,950,910	$—	$—	$2,950,910	$47,153,980	$—	$—	$47,153,980
Other Financial Instruments*	—	82,942	—	82,942	—	548,064	—	548,064
	Direxion Daily S&P Biotech Bear 1X Shares				Direxion Daily Technology Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$1,441,663	$—	$—	$1,441,663	$1,222,771	$—	$—	$1,222,771
Other Financial Instruments*	—	1,055,124	—	1,055,124	—	(59,296)	—	(59,296)
Cash Equivalents	4,734,752	—	—	4,734,752	—	—	—	—
	Direxion Daily Total Bond Market Bear 1X Shares				Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$951,631	$—	$—	$951,631	$252,997	$—	$—	$252,997
Other Financial Instruments*	—	(20,444)	—	(20,444)	—	(65,795)	—	(65,795)
Cash Equivalents	2,197,278	—	—	2,197,278	1,215,872	—	—	1,215,872
	Direxion Daily 20+ Year Treasury Bear 1X Shares				Direxion Daily S&P 500® Bull 1.25X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$6,540,801	$—	$—	$6,540,801
Short Term Investments	2,176,005	—	—	2,176,005	5,766	—	—	5,766
Other Financial Instruments*	—	(115,826)	—	(115,826)	—	37,467	—	37,467
Cash Equivalents	10,016,079	—	—	10,016,079	222,252	—	—	222,252
	Direxion Daily Small Cap Bull 1.25X Shares				Direxion Daily CSI 300 China A Share Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$5,104,625	$—	$—	$5,104,625	$—	$—	$—	$—
Short Term Investments	22,833	—	—	22,833	26,116,128	—	—	26,116,128
Other Financial Instruments*	—	32,231	—	32,231	—	1,609,124	—	1,609,124
Cash Equivalents	56,843	—	—	56,843	34,585,307		—	34,585,307
	Direxion Daily Cyber Security & IT Bull 2X Shares				Direxion Daily Cyber Security & IT Bear 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$620,772	$—	$—	$620,772	$1,201,798	$—	$—	$1,201,798
Other Financial Instruments*	—	361,696	—	361,696	—	(581,538)	—	(581,538)
Cash Equivalents	1,295,295	—	—	1,295,295	992,525	—	—	992,525

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	Direxion Daily European Financials Bull 2X Shares				Direxion Daily High Yield Bear 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$5,976,129	$—	$—	$5,976,129	$2,951,666	$—	$—	$2,951,666
Other Financial Instruments*	—	73,973	—	73,973	—	(491,117)	—	(491,117)
Cash Equivalents	—	—	—	—	3,057,526	—	—	3,057,526
	Direxion Daily Pharmaceutical & Medical Bull 2X Shares				Direxion Daily Pharmaceutical & Medical Bear 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$462,042	$—	$—	$462,042	$964,198	$—	$—	$964,198
Other Financial Instruments*	—	(101,518)	—	(101,518)	—	702,000	—	702,000
Cash Equivalents	755,010	—	—	755,010	1,258,731	—	—	1,258,731
	Direxion Daily S&P 500® Bull 2X Shares				Direxion Daily Silver Miners Index Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$910,564	$—	$—	$910,564	$—	$—	$—	$—
Short Term Investments	843,157	—	—	843,157	2,943,063	—	—	2,943,063
Other Financial Instruments*	—	288,522	—	288,522	—	(465,302)	—	(465,302)
Cash Equivalents	1,392,389	—	—	1,392,389	—	—	—	—
	Direxion Daily Silver Miners Index Bear 2X Shares				Direxion Daily Small Cap Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$6,741,820	$—	$—	$6,741,820	$655,795	$—	$—	$655,795
Other Financial Instruments*	—	472,378	—	472,378	—	362,739	—	362,739
Cash Equivalents	—	—	—	—	424,876	—	—	424,876

For further detail on each asset class, see Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2016. There were no Level 3 securities held by the Funds during the period ended October 31, 2016. It is the Funds' policy to recognize transfers between levels at their fair values as of the beginning of the period.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.
DIREXION ANNUAL REPORT
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Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2016, certain Funds were invested in swap contracts. At October 31, 2016, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$168,718	$—	$168,718
Direxion Daily Energy Bear 1X Shares	1,206	—	1,206
Direxion Daily Gold Miners Index Bear 1X Shares	128,798	—	128,798
Direxion Daily S&P 500® Bear 1X Shares	548,064	—	548,064
Direxion Daily S&P Biotech Bear 1X Shares	1,055,124	—	1,055,124
Direxion Daily Total Bond Market Bear 1X Shares	—	10,105	10,105
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	2,633	2,633
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	115,354	115,354
Direxion Daily S&P 500® Bull 1.25X Shares	37,467	—	37,467
Direxion Daily Small Cap Bull 1.25X Shares	32,231	—	32,231
Direxion Daily CSI 300 China A Share Bull 2X Shares	2,021,340	—	2,021,340
Direxion Daily Cyber Security & IT Bull 2X Shares	371,867	—	371,867
Direxion Daily Cyber Security & IT Bear 2X Shares	784	—	784
Direxion Daily European Financials Bull 2X Shares	73,973	—	73,973
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	702,000	—	702,000
Direxion Daily S&P 500® Bull 2X Shares	289,196	—	289,196
Direxion Daily Silver Miners Index Bear 2X Shares	487,028	—	487,028
Direxion Daily Small Cap Bull 2X Shares	378,193	—	378,193
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$1,994,443	$—	$1,994,443
Direxion Daily European Financials Bear 1X Shares	162,880	—	162,880
Direxion Daily Financial Bear 1X Shares	125,906	—	125,906
Direxion Daily Gold Miners Index Bear 1X Shares	45,856	—	45,856
Direxion Daily Technology Bear 1X Shares	59,296	—	59,296
Direxion Daily Total Bond Market Bear 1X Shares	—	30,549	30,549
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	68,428	68,428
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	231,180	231,180
Direxion Daily CSI 300 China A Share Bull 2X Shares	412,216	—	412,216
Direxion Daily Cyber Security & IT Bull 2X Shares	10,171	—	10,171
Direxion Daily Cyber Security & IT Bear 2X Shares	582,322	—	582,322
Direxion Daily High Yield Bear 2X Shares	491,117	—	491,117
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	101,518	—	101,518
Direxion Daily S&P 500® Bull 2X Shares	674	—	674
Direxion Daily Silver Miners Index Bull 2X Shares	465,302	—	465,302
Direxion Daily Silver Miners Index Bear 2X Shares	14,650	—	14,650
Direxion Daily Small Cap Bull 2X Shares	15,454	—	15,454

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

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Transactions in derivative instruments during the period ended October 31, 2016, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(3,240,649)	$—	$690,833	$—
Direxion Daily CSI 300 China A Share Bear 1X Shares	Futures Contracts	(1,416,085)	—	(53,716)	—
Direxion Daily Energy Bear 1X Shares	Swap Contracts	(360,020)	—	1,206	—
Direxion Daily European Financials Bear 1X Shares	Swap Contracts	(103,276)	—	(162,880)	—
Direxion Daily Financial Bear 1X Shares	Swap Contracts	(130,009)	—	(125,906)	—
Direxion Daily Gold Miners Index Bear 1X Shares	Swap Contracts	182,941	—	82,942	—
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(868,755)	—	548,064	—
Direxion Daily S&P Biotech Bear 1X Shares	Swap Contracts	(645,164)	—	1,055,124	—
Direxion Daily Technology Bear 1X Shares	Swap Contracts	(136,751)	—	(59,296)	—
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(134,435)	—	(1,932)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(57,072)	—	(25,173)
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(1,731,769)	—	256,464
Direxion Daily S&P 500® Bull 1.25X Shares	Swap Contracts	(103,988)	—	30,747	—
Direxion Daily Small Cap Bull 1.25X Shares	Swap Contracts	95,390	—	50,816	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(6,916,374)	—	1,802,316	—
Direxion Daily Cyber Security & IT Bull 2X Shares	Swap Contracts	(1,049,608)	—	438,516	—
Direxion Daily Cyber Security & IT Bear 2X Shares	Swap Contracts	352,135	—	(666,704)	—
Direxion Daily European Financials Bull 2X Shares	Swap Contracts	521,390	—	73,973	—
Direxion Daily High Yield Bear 2X Shares	Swap Contracts	(263,308)	—	(491,117)	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	Swap Contracts	(1,137,535)	—	387,977	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	Swap Contracts	123,253	—	191,525	—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	1,823,650	—	(1,718,162)	—

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		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Silver Miners Index Bull 2X Shares	Swap Contracts	$(573,506)	$—	$(465,302)	$—
Direxion Daily Silver Miners Index Bear 2X Shares	Swap Contracts	411,594	—	472,378	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	(300,756)	—	304,853	—

1  Statements of Operations location: Net realized gain (loss) on futures and swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended October 31, 2016, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts	Short Futures Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$98,734,243	$31,614,466
Direxion Daily Energy Bear 1X Shares	—	1,373,698	—
Direxion Daily European Financials Bear 1X Shares	—	1,652,524	—
Direxion Daily Financial Bear 1X Shares	—	1,666,514	—
Direxion Daily Gold Miners Index Bear 1X Shares	—	1,670,187	—
Direxion Daily S&P 500® Bear 1X Shares	—	29,312,538	—
Direxion Daily S&P Biotech Bear 1X Shares	—	6,506,832	—
Direxion Daily Technology Bear 1X Shares	—	1,531,004	—
Direxion Daily Total Bond Market Bear 1X Shares	—	3,162,838	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	1,381,897	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	12,518,410	—
Direxion Daily S&P 500® Bull 1.25X Shares	1,811,186	—	—
Direxion Daily Small Cap Bull 1.25X Shares	946,722	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	129,191,143	—	—
Direxion Daily Cyber Security & IT Bull 2X Shares	4,642,940	—	—
Direxion Daily Cyber Security & IT Bear 2X Shares	—	4,652,367	—
Direxion Daily European Financials Bull 2X Shares	3,695,913	—	—
Direxion Daily High Yield Bear 2X Shares	—	7,291,993	—
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	5,111,706	—	—
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	—	7,910,468	—
Direxion Daily S&P 500® Bull 2X Shares	9,302,504	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	2,708,261	—	—
Direxion Daily Silver Miners Index Bear 2X Shares	—	3,530,393	—
Direxion Daily Small Cap Bull 2X Shares	3,022,006	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 125%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default

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or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Correlation Risk – A number of factors may affect certain Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  OTHER INFORMATION

In December 2015, the Securities and Exchange Commission issued proposed Rule 18f-4 under the Investment Company Act of 1940, Use of Derivatives by Registered Investment Companies and Business Development Companies. This proposed rule would apply portfolio limitations designed to impose a limit on the amount of leverage a fund may obtain through derivatives transactions and other senior securities transactions; manage the risks associated with a fund's derivatives transactions by maintaining an amount of certain assets as defined as "qualifying coverage assets," which is designed to enable a fund to meet its obligations under its derivatives transactions; and, depending on the extent of its derivatives usage, establish a formalized derivatives risk management program. At this time, the proposed rule has not been adopted by the Securities and Exchange Commission; however, management is evaluating the implications of this proposed rule and the impact it will have on the Funds' portfolios.

11.  SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

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The Board of Trustees of the Trust appointed Kent Barnes to serve as the Chief Compliance Officer ("CCO") of the Trust effective December 1, 2016. All references to Angela Brickl as CCO of the Trust appearing in this report are hereby replaced with Mr. Barnes to reflect this change.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016)	N/A	N/A

On December 19, 2016, certain Funds declared income, capital gain and return of capital dividends with an ex-date of December 20, 2016 and payable date of December 28, 2016. The income, capital gain and return of capital dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short-Term Capital Gain Distribution	Per Share Return of Capital Distribution
Direxion All Cap Insider Sentiment Shares	$0.37960	$2.98944	$—
Direxion iBillionaire Index ETF	0.24604	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	0.14378	—	—
Direxion Zacks MLP High Income Index Shares	—	—	0.40000
Direxion Daily Gold Miners Index Bear 1X Shares		1.83826
Direxion Daily S&P Biotech Bear 1X Shares		1.72930
Direxion Daily Cyber Security & IT Bear 2X Shares	—	2.16217	—
Direxion Daily European Financials Bull 2X Shares	—	2.78918	—
Direxion Daily S&P 500® Bull 2X Shares	—	3.00220	—
Direxion Daily Silver Miners Index Bear 2X Shares	—	3.14296	—

The Trust has evaluated subsequent events through the issuance of the Funds' financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds' financial statements.

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares (formerly Direxion Zacks MLP High Income Shares), Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily Energy Bear 1X Shares, Direxion Daily European Financials Bear 1X Shares, Direxion Daily Financial Bear 1X Shares, Direxion Daily Gold Miners Index Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily S&P Biotech Bear 1X Shares, Direxion Daily Technology Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily Cyber Security & IT Bull 2X Shares (formerly Direxion Daily Cyber Security Bull 2X Shares, Direxion Daily Cyber Security & IT Bear 2X Shares (formerly Direxion Daily Cyber Security 2X Shares), Direxion Daily European Financials Bull 2X Shares, Direxion Daily High Yield Bear 2X Shares, Direxion Daily Pharmaceutical & Medical Bull 2X Shares, Direxion Daily Pharmaceutical & Medical Bear 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Silver Miners Index Bull 2X Shares, Direxion Daily Silver Miners Index Bear 2X Shares, and Direxion Daily Small Cap Bull 2X Shares (28 of the series constituting the Direxion Shares ETF Trust (the "Funds")) as of October 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2016, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	24.74%	24.74%	0.00%	0.00%
Direxion iBillionaire Index ETF	91.38%	100.00%	0.00%	21.53%
Direxion NASDAQ-100® Equal Weighted Index Shares	100.00%	100.00%	0.00%	0.00%
Direxion Zacks MLP High Income Index Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily European Financials Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 1.25X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 1.25X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Cyber Security & IT Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Cyber Security & IT Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily European Financials Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily High Yield Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bear 2X Shares	5.99%	5.99%	0.00%	100.00%
Direxion Daily S&P 500® Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Silver Miners Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Silver Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 2X Shares	0.00%	0.00%	0.00%	100.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	142	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	142	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999 – 2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management LLC.	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust"), including the trustees who are not "interested persons" as defined in the 1940 Act, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Rafferty") and the ETF Trust, on behalf of the Direxion Daily High Yield Bear 2X Shares and Direxion Daily S&P 500® Bear 1X Shares at is November 23, 2010 meeting, Direxion Daily Silver Miners Index Bull 2X Shares and Direxion Daily Silver Miners Index Bear 2X Shares at its August 15, 2012 meeting, Direxion Daily S&P Biotech Bear 1X Shares at its August 13, 2015 meeting, and the Direxion Daily European Financials Bear 1X Shares, Direxion Daily Gold Miners Index Bear 1X Shares and Direxion Daily European Financials Bull 2X Shares at its May 18, 2016 meeting, each a series of the ETF Trust. Each series of the ETF Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." In evaluating the Agreement, the Board reviewed materials furnished by Rafferty in response to inquiries circulated on behalf of the Board prior to the meeting.

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board evaluated all of the information provided, was advised by legal counsel regarding its duties, and considered the best interests of each Fund separately.

The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, including information on the investment performance of similar leveraged and inverse strategies managed by Rafferty for other series of the ETF Trust; the costs of the services provided and the projected profitability of Rafferty from its relationship with each Fund; the advisory fee rates to be paid to Rafferty; the total expense ratio of each Fund; and other benefits to be received by Rafferty from its relationship with each Fund.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided by Rafferty under the Agreement. Because the Funds had not commenced operations, they did not have any prior performance history. The Board noted, however, that Rafferty has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with leveraged and inverse investment strategies. The Board considered that Rafferty, as for other series of the ETF Trust, will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and will provide compliance resources to the Funds. The Board also considered Rafferty's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waivers and/or expense reimbursement obligations under the Agreement. Based on these and other considerations, the Board determined, in the exercise of its business judgment, that the nature, extent and quality of the services to be provided by Rafferty to the Funds under the Agreement would be fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fees to be paid to Rafferty on an annualized basis, inclusive of contractual fee waivers pursuant to the operating expense limitation agreement between the Trust and Rafferty. In this regard, Rafferty advised the Board that the combined advisory fee rate and expense limitations for the Funds are similar to (i) the advisory fee rates for comparable third-party exchange-traded funds; and (ii) the advisory fee rates charged by Rafferty to most comparable series of the ETF Trust. The Board considered Rafferty's representation that the total projected expense ratios for each Fund is commensurate with or less than third party exchange-traded funds, or other products, with investment strategies similar to the Funds. The Board also considered that Rafferty agreed to limit the total expenses for each Fund under the operating expense limitation agreement. The Board further considered the overall profitability of Rafferty's investment business and noted that because the Funds had not commenced operations, Rafferty did not have any prior profit data related to the Funds. The Board did, however, consider a break-even analysis provided by Rafferty for each Fund. Based on these considerations, the Board determined, in the exercise of its business judgment, that the costs of the services to be provided and profits that may be realized under the Agreement would be fair and reasonable.

Economies of Scale.  The Board considered whether economies of scale may be realized by Rafferty as each Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Funds had not yet commenced operations and did not yet have any assets. Accordingly, the Board determined that it was premature to consider economies of scale related to the Funds

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141

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

Other Benefits.  The Board considered Rafferty's representation that it believes that its relationship with the Funds may help to enable Rafferty to attract business to its other funds, and vice versa, which may result in Rafferty earning more in overall investment advisory fees. The Board also considered that Rafferty's overall business with brokerage firms may lower commission rates and provide better execution for Funds' and other portfolio transactions. Based on these and other considerations, the Board determined, in the exercise of its business judgment, that other benefits to Rafferty under the Agreement would not be material and not a significant factor for the Board to consider in approving the Agreement.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds is fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted to approve the Agreement.

DIREXION ANNUAL REPORT
142

Direxion Shares ETF Trust

Investment Advisory Agreement Approval

October 31, 2016

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, (collectively, the "Non-Leveraged Index Funds"), and the Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily Cyber Security & IT Bull 2X Shares, Direxion Daily Cyber Security & IT Bear 2X Shares, Direxion Daily Pharmaceutical & Medical Bull 2X Shares, Direxion Daily Pharmaceutical & Medical Bear 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares, (collectively, the "Leveraged Index Funds"), each a series of the ETF Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 22-23, 2016, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 9, 2016 and August 22, 2016. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor;

•  The investment objectives of the Leveraged Index Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange traded funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Leveraged Index Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees paid to the Advisor and an evaluation of the Operating Expense Limitation Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor;

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that that they had also received information relevant to their consideration throughout the year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients

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143

Direxion Shares ETF Trust

Investment Advisory Agreement Approval

October 31, 2016

(such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Leveraged Index Fund's daily leveraged investment objective and each Non-Leveraged Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which includes development of investment strategies and specialized skills trading complex financial instruments required to achieve each Fund's investment objective and minimize counterparty risk; (3) information regarding the selection of swap counterparties and the favorable terms of derivatives transactions that the Advisor is able to negotiate with swap counterparties on behalf of the Leveraged Funds; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement were fair and reasonable and could benefit shareholders.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to independently achieve the investment objective of all of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be extremely difficult for an investor to independently implement any Leveraged Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by USBancorp Fund Services, LLC ("USBFS") at the direction of the Advisor, using data provided by Morningstar, Inc. ("Morningstar"), to compare the Funds' actual advisory fees, operating service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor and USBFS used the same methodology as in 2015, when the methodology was recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board reviewed shareholder report disclosures related to approval of investment advisory agreements from Peer Group funds to evaluate the extent to which those funds' fee rates appeared to be the result of arm's-length negotiations and therefore could provide the Board a useful basis for comparison. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

DIREXION ANNUAL REPORT
144

Direxion Shares ETF Trust

Investment Advisory Agreement Approval

October 31, 2016

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in relation to the nature and quality of the services provided by the Advisor.

Performance of the Funds.  The Board focused on the correlation of each Fund's return to the model performance return information for the periods ending June 30, 2016 and June 30, 2015 or since inception if a Fund did not have two full years of operations. The Board also reviewed the total return of each Fund for one-year or since inception period ended June 30, 2016. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's target benchmark return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Leveraged Index Funds, the correlation of each Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor.  The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, daily portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of the nature and quality of the services provided by the Advisor.

Economies of Scale.  The Board considered the asset levels of the other Funds that have no breakpoints in their contractual advisory fees and determined that it would not be necessary to consider the implementation of breakpoints at this time given the relatively small size of many of the these Funds and the fact that the size of these individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by the Funds.

Other Benefits.  The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT
145

ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent and Index Receipt Agent	Administrator, Transfer Agent and Index Receipt Agent
(Direxion iBillionaire Index ETF and Direxion Zacks MLP High Income Index Shares, only)	The Bank of New York Mellon 101 Barclay Street
U.S. Bancorp Fund Services, LLC P.O. Box 1993 Milwaukee, WI 53201-1993	New York, New York 10286
Custodian	Custodian
(Direxion iBillionaire Index ETF and Direxion Zacks MLP High Income Index Shares, only)	The Bank of New York Mellon 101 Barclay Street
U.S. Bank, N.A. 1555 RiverCenter Dr., Suite 302 Milwaukee, WI 53212	New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Healthcare Bear 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

Table of Contents

Letter to Shareholders	4
Performance Summary (Unaudited)	16
Expense Example (Unaudited)	67
Allocation of Portfolio Holdings (Unaudited)	71
Schedules of Investments	72
Statements of Assets and Liabilities	128
Statements of Operations	142
Statements of Changes in Net Assets	156
Financial Highlights	183
Notes to the Financial Statements	190
Report of Independent Registered Public Accounting Firm	237
Supplemental Information (Unaudited)	238
Trustees and Officers	240
Board Review of Investment Advisory Agreement (Unaudited)	244

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2015 to October 31, 2016 (the "Annual Period").

Market Review:

The beginning of the Annual Period was characterized by weakness in equities, both domestically and abroad. An economic slowdown in China and Emerging Markets, coupled with speculation over a potential interest rate move by the U.S. Federal Reserve, led to market uncertainty and mixed performance. In mid-December, the U.S. Federal Reserve raised its key interest rate from .25% to .50%, ending an eight-year stretch of easy money. China's devaluation of the Yuan, along with falling commodity prices in the U.S. (energy, metals), was cause for a market selloff. A downtrend precipitated into mid-January leaving the S&P 500 Index with its worst ever four-day start to a year. Optimism surrounding potential stimulus measures by the European Central Bank was enough to temporarily bolster markets; however with crude oil prices dipping below $30 a barrel and U.S. banking stocks selling off, equity markets continued their slide. U.S. markets recovered in February with a rebound of crude oil prices as well as that of financial stocks, and persisted as the U.S. Federal Reserve opted to leave interest rates unchanged at its March meeting. Brexit was the dominating theme of the second quarter of 2016, causing volatility and confusion throughout the quarter, but ultimately leading to only a temporary pullback in equities as the United Kingdom voted to leave the European Union. At the same time, a sharp rise in the Yen caused considerable weakness in Japanese stocks, as the move was seen to negatively affect potential for earnings growth. During the summer, UK and U.S. equities experienced positive performance amid both a somewhat more stable idea of the implications of Brexit, and expectations that the U.S. Federal Reserve would raise rates again before the end of 2016. The calm in the U.S. was jolted in September as the S&P 500 sold off sharply after comments from the Boston Federal Reserve, citing the potential negative implications of any further delay in an additional rate hike by the U.S. Federal Reserve. Japanese equities rebounded into October on a weaker Yen, as Emerging Markets were mixed in advance of the coming U.S. Presidential Election. At home, U.S. equities finished the Annual Period giving back some gains amid a backdrop of political uncertainty.

The majority of the Annual Period was marked with steady bond appreciation. The strength in bonds, and the steepening of the curve, was a bit of a surprise given the lack of any notable returns in the Investment Grade fixed income space in 2015. Emerging Markets debt was also an outperformer. Longer duration treasuries and the lower-rated securities especially enjoyed the most upside during the Annual Period.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name attempt to provide investment results that correlate to 300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

DIREXION ANNUAL REPORT

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant index. The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Exposure Level. The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark Indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

DIREXION ANNUAL REPORT

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying Index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Mid Cap 400® Index, respectively. The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor's® selects the 400 stocks comprising the index on the basis of market values and industry diversification. The index represents approximately 7% of the U.S. equities market. The companies included in the index have an average market capitalization of more than $3.99 billion dollars and a median market capitalization of $3.54 billion dollars as of September 30, 2016. For the Annual Period, the S&P Mid Cap 400® Index returned 6.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 7.78% and the Direxion Daily Mid Cap Bear 3X Shares returned -29.30%. The model indicated an expected return of 10.94% for the Direxion Daily Mid Cap Bull 3X Shares and an expected return of -28.59% for the Direxion Daily Mid Cap Bear 3X Shares.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Shares seek to provide 300% and -300% of the daily return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $40.77 billion dollars and a median market capitalization of $19.11 billion dollars as of September 30, 2016. For the Annual Period, the S&P 500® Index returned 4.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 4.56% and Direxion Daily S&P 500® Bear 3X Shares returned -22.53%. The model indicated an expected return of 7.54% for the Direxion Daily S&P 500® Bull 3X Shares and an expected return of -22.08% for the Direxion Daily S&P 500® Bear 3X Shares.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $1.19 billion dollars and a median market capitalization of $753 million dollars as of September 30, 2016. For the Annual Period, the Russell 2000® Index returned 4.11%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X

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Shares returned -0.09% and the Direxion Daily Small Cap Bear 3X Shares returned -29.79%. The model indicated an expected return of 1.86% for the Direxion Daily Small Cap Bull 3X Shares and an expected return of -27.51% for the Direxion Daily Small Cap Bear 3X Shares.

The Direxion Daily Brazil Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The companies included in the index have an average market capitalization of more than $13.14 billion dollars and a median market capitalization of $5.84 billion dollars as of September 30, 2016. Additionally, as of September 30, 2016, the index is concentrated in the financial sector, but this concentration may change in the future based on the index's methodology and the varying nature of Brazil's economy. For the Annual Period, the MSCI Brazil 25/50 Index returned 70.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Brazil Bull 3X Shares returned 187.92%. The model indicated an expected return of 195.79% for the Direxion Daily Brazil Bull 3X Shares.

The Direxion Daily Developed Markets Bull 3X Shares and the Direxion Daily Developed Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI EAFE® Index, respectively. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index consisted of 29 developed market country indices. The companies included in the index have an average market capitalization of more than $17.82 billion dollars and a median market capitalization of $8.88 billion dollars as of September 30, 2016. For the Annual Period, the MSCI EAFE® Index returned -3.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Developed Markets Bull 3X Shares returned -19.74% and the Direxion Daily Developed Markets Bear 3X Shares returned -12.31%. The model indicated an expected return of -17.28% for the Direxion Daily Developed Markets Bull 3X Shares and an expected return of -11.84% for the Direxion Daily Developed Markets Bear 3X Shares.

The Direxion Daily Emerging Markets Bull 3X Shares and the Direxion Daily Emerging Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Emerging Markets IndexSM, respectively. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2016 the index consisted of 25 emerging market countries. For the Annual Period, the MSCI Emerging Market IndexSM returned 9.27%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets Bull 3X Shares returned 9.27% and the Direxion Daily Emerging Markets Bear 3X Shares returned -43.35%. The model indicated an expected return of 11.83% for the Direxion Daily Emerging Markets Bull 3X Shares and an expected return of -42.10% for the Direxion Daily Emerging Markets Bear 3X Shares.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300% of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange (SEHK). Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. As of September 30, 2016, the index is concentrated in the financial, energy, technology and telecommunication sectors, but this concentration may change in the future based on the index's methodology and the varying nature of China's economy. For the Annual Period, the FTSE China 50 Index returned 0.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -20.62% and the Direxion Daily FTSE China Bear 3X Shares returned -28.64%. The model indicated an expected return of -18.28% for the Direxion Daily FTSE China Bull 3X Shares and an expected return of -27.32% for the Direxion Daily FTSE China Bear 3X Shares.

DIREXION ANNUAL REPORT

From November 1, 2015 through August 21, 2016, the Direxion Daily FTSE Europe Bull 3X Shares sought to provide 300% of the daily return of the FTSE Developed Europe Index. The FTSE Developed Europe Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the large- and mid-cap segments of the developed markets in Europe. As of June 30, 2016, the index consists of 32 developed market countries and has an average market capitalization of $10.89 billion and a median market capitalization of $3.32 billion. For this Period, the FTSE Developed Europe Index returned -3.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -23.22%. The model indicated an expected return of -21.16% for the Direxion Daily FTSE Europe Bull 3X Shares.

The Direxion Daily FTSE Europe Bull 3X Shares seek to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. As of September 30, 2016, the index had an average market capitalization of $11.73 billion and a median market capitalization of $3.70 billion. From August 22, 2016 through the end of the Annual Period, the FTSE Developed Europe Index returned -3.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -11.48%. The model indicated an expected return of -10.88% for the Direxion Daily FTSE Europe Bull 3X Shares.

The Direxion Daily India Bull 3X Shares seeks to provide 300% of the daily return of the Indus India Index. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The India Index has 50 constituents and is supervised by an index committee, comprised of representatives of the index provider and members of academia specializing in emerging markets. For the Annual Period, the Indus India Index returned 5.09%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3X Shares returned -0.86%. The model indicated an expected return of 3.01% for the Direxion Daily India Bull 3X Shares.

The Direxion Daily Japan Bull 3X Shares seeks to provide 300% of the MSCI Japan Index. The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI Japan Index takes into account both price performance and income from dividend payments. For the Annual Period, the MSCI Japan Index returned 3.19%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Japan Bull 3X Shares returned -2.20%. The model indicated an expected return of 1.12% for the Direxion Daily Japan Bull 3X Shares.

The Direxion Daily Latin America Bull 3X Shares seeks to provide 300% of the daily return of the S&P Latin America 40 Index. The S&P Latin America 40 Index is an equity index drawn from five major Latin American markets: Brazil, Mexico, Chile, Colombia, and Peru. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $19.65 billion and a median market capitalization of $12.18 billion as of September 30, 2016. For the Annual Period, the S&P Latin America 40 Index returned 34.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned 74.70%. The model indicated an expected return of 80.36% for the Direxion Daily Latin America Bull 3X Shares.

DIREXION ANNUAL REPORT

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the MVIS Russia Index (formerly called the Market Vectors Russia Index), respectively. The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the index and issuers of such stocks must have traded at least 250,000 shares each month over the previous six months. The index rebalances quarterly. For the Annual Period, the MVIS Russia Index returned 15.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned 5.81% and the Direxion Daily Russia Bear 3X Shares returned -67.18%. The model indicated an expected return of 9.75% for the Direxion Daily Russia Bull 3X Shares and an expected return of -66.41% for the Direxion Daily Russia Bear 3X Shares.

The Direxion Daily South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The companies included in the index have an average market capitalization of more than $9.38 billion dollars and a median market capitalization of $4.52 billion dollars as of September 30, 2016. Additionally, as of September 30, 2016, the index is concentrated in the information technology sector, but this concentration may change in the future based on the index's methodology and the varying nature of South Korea's economy. For the Annual Period, the MSCI Korea 25/50 Index returned 4.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily South Korea Bull 3X Shares returned -5.91%. The model indicated an expected return of -2.71% for the Direxion Daily South Korea Bull 3X Shares.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300% of the daily return of the Energy Select Sector Index, respectively. The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the energy sector. It is developed and maintained in accordance with the following criteria: (1) each of the component securities in the index is a constituent company of the S&P 500® Index; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the index is calculated by using a modified "market capitalization" methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. For the Annual Period, the Energy Select Sector Index returned 0.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -11.78% and the Direxion Daily Energy Bear 3X Shares returned -41.48%. The model indicated an expected return of -8.99% for the Direxion Daily Energy Bull 3X Shares and an expected return of -41.17% for the Direxion Daily Energy Bear 3X Shares.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 1000® Financial Services Index, respectively. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-cap U.S. equity market. As of September 30, 2016, the index had an average market capitalization of over $18.25 billion dollars and a median market capitalization of $7.20 billion dollars. For the Annual Period, the Russell 1000® Financial Services Index returned 3.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned -2.88% and the Direxion Daily Financial Bear 3X Shares returned -25.01%. The model indicated an expected return of 0.16% for the Direxion Daily Financial Bull 3X Shares and an expected return of -24.10% for the Direxion Daily Financial Bear 3X Shares.

DIREXION ANNUAL REPORT

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE Arca Gold Miners Index, respectively. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. The companies included in the index have an average market capitalization of more than $4.24 billion dollars and a median market capitalization of $2.20 billion dollars as of September 30, 2016. For the Annual Period, the NYSE Arca Gold Miners Index returned 64.40%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned 103.91% and the Direxion Daily Gold Miners Index Bear 3X Shares returned -95.22%. The model indicated an expected return of 111.48% for the Direxion Daily Gold Miners Index Bull 3X Shares and an expected return of -95.15% for the Direxion Daily Gold Miners Index Bear 3X Shares.

The Direxion Daily Healthcare Bull 3X Shares and the Direxion Daily Healthcare Bear 3X Shares seek to provide 300% and -300% of the daily return of the Health Care Select Sector Index, respectively. The Health Care Select Sector Index is provided by Standard & Poor's and includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Health Care Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Health Care Select Sector Index returned -4.01%; and since inception of the Direxion Daily Healthcare Bear 3X Shares on December 3, 2015, -4.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned -20.82% and, since inception on December 3, 2015, the Direxion Daily Healthcare Bear 3X Shares returned -0.38%. The model indicated an expected return of -17.91% for the Direxion Daily Healthcare Bull 3X Shares and an expected return of 0.19% for the Direxion Daily Healthcare Bear 3X Shares.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares and the Direxion Daily Homebuilders & Supplies 3X Bear Shares seek to provide 300% and -300% of the daily return of the Dow Jones U.S. Select Home Construction Index, respectively. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. As of September 30, 2016, the index was comprised of 40 stocks and the companies included in the index have a median market capitalization of $2.12 billion and an average market capitalization of $9.05 billion. For the Annual Period, the Dow Jones U.S. Select Home Construction Index returned -4.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares returned -26.83% and the Direxion Daily Homebuilders & Supplies 3X Bear Shares returned -15.20%. The model indicated an expected return of -24.33% for the Direxion Daily Homebuilders & Supplies 3X Bull Shares and an expected return of -13.72% for the Direxion Daily Homebuilders & Supplies 3X Bear Shares.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the MVIS Junior Gold Miners Index (formerly called the Market Vectors Junior Gold Miners Index), respectively. The MVIS Global Junior Gold Miners Index is a cap-weighted total return index. It covers the largest and most liquid small-cap companies that derive 50%+ from Gold or Silver mining or have properties to do so. Companies must have $1 million ADTV, $250,000 shares/month and $150+ million market cap. The cap weight is limited to a maximum of 8% per company; the index is reviewed quarterly. As of September 30, 2016 the average market cap of the index was $1.02 billion and the median market cap was $2.04 billion. For the Annual Period, the MVIS Junior Gold Miners Index returned 97.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned 207.07% and the Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -98.15%. The model indicated an expected return of 218.46% for

DIREXION ANNUAL REPORT

the Direxion Daily Junior Gold Miners Index Bull 3X Shares and an expected return of -98.11% for the Direxion Daily Junior Gold Miners Index Bear 3X Shares.

The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares seek to provide 300% and -300% of the daily return of the ISE-Revere Natural Gas IndexTM, respectively. The ISE-Revere Natural Gas IndexTM is designed and managed by ISE to objectively identify and select stocks from the universe of stocks of companies that are involved in the exploration and production of natural gas, screened by stock performance variables as well as statistical factors to optimize Index performance and ensure the index has significant correlation to the price of natural gas. The index uses an optimized multi-factor weighting mechanism which optimizes each component's weighting based on the component's liquidity and market capitalization. The index is comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned -19.62%; and since inception of the Direxion Daily Natural Gas Related Bear 3X Shares on December 3, 2015, -10.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -81.67% and, since inception on December 3, 2015, the Direxion Daily Natural Gas Related Bear 3X Shares returned -78.87%. The model indicated an expected return of -81.06% for the Direxion Daily Natural Gas Related Bull 3X Shares and an expected return of -77.96% for the Direxion Daily Natural Gas Related Bear 3X Shares.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI U.S. REIT IndexSM, respectively. The MSCI US REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The MSCI US REIT IndexSM includes only REIT securities that are of reasonable size in terms of full and free float adjusted market capitalization to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes. For the Annual Period, the MSCI U.S. REIT IndexSM returned 6.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Real Estate Bull 3X Shares returned 7.98% and the Direxion Daily Real Estate Bear 3X Shares returned -32.13%. The model indicated an expected return of 11.80% for the Direxion Daily Real Estate Bull 3X Shares and an expected return of -30.89% for the Direxion Daily Real Estate Bear 3X Shares.

The Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares seek to provide 300% and -300% of the daily return of the Solactive Regional Bank Index, respectively. The Solactive Regional Bank Index attempts to include the 50 largest regional banks in the United States. The index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted. As of September 30, 2016 the index had a median market capitalization of $3.31 billion and an average market capitalization of $5.18 billion. For the Annual Period, the Solactive Regional Bank Index returned 6.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned -1.67% and the Direxion Daily Regional Banks Bear 3X Shares returned -43.20%. The model indicated an expected return of 1.46% for the Direxion Daily Regional Banks Bull 3X Shares and an expected return of -42.57% for the Direxion Daily Regional Banks Bear 3X Shares.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the Russell 1000® Retail Index. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The index does not include retailers selling consumer staples, such as supermarkets, drugstores, and liquor stores. For the Annual Period, the Russell 1000® Retail Index returned 5.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 5.58%. The model indicated an expected return of 8.63% for the Direxion Daily Retail Bull 3X Shares.

DIREXION ANNUAL REPORT

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Biotechnology Select Industry Index, respectively. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. As of September 30, 2016, the companies included in the index were concentrated in the healthcare sector and have a median market capitalization of $1.53 billion and an average market capitalization of $8.91 billion. The components of the index and the percentages represented by certain industries in the index may change over time. For the Annual Period, the S&P Biotechnology Select Industry Index returned -16.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -62.53% and the Direxion Daily S&P Biotech Bear 3X Shares returned -33.06%. The model indicated an expected return of -62.34% for the Direxion Daily S&P Biotech Bull 3X Shares and an expected return of -30.24% for the Direxion Daily S&P Biotech Bear 3X Shares.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index, respectively. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. As of September 30, 2016, the index was comprised of 60 stocks concentrated in the energy and oil and gas sectors. As of September 30, 2016, the companies included in the index have a median market capitalization of $5.18 billion and an average market capitalization of $20.39 billion. The components of the index and the percentages represented by certain industries in the index may change over time. For the Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -3.74%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -48.81% and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned -64.83%. The model indicated an expected return of -48.03% for the Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and an expected return of -62.83% for the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300% of the daily return of the PHLX Semiconductor Sector Index, respectively. The PHLX Semiconductor Sector Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. As of September 30, 2016, the index included companies with a median market capitalization of $12.35 billion. The average capitalization of the companies comprising the index was approximately $29.80 billion. For the Annual Period, the PHLX Semiconductor Index returned 26.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 70.06% and the Direxion Daily Semiconductor Bear 3X Shares returned -63.80%. The model indicated an expected return of 75.36% for the Direxion Daily Semiconductor Bull 3X Shares and an expected return of -63.33% for the Direxion Daily Semiconductor Bear 3X Shares.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300% of the daily return of the Technology Select Sector Index, respectively. The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the technology industry. The index is developed and maintained in accordance with the following criteria: (1) each of the component securities in the index is a constituent company of the S&P 500® ; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the index is calculated by the using a modified "market capitalization" methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. For the Annual Period, the Technology Select Sector Index returned 8.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 22.72% and the Direxion Daily Technology Bear 3X Shares returned -37.49%. The model indicated an expected return of 26.81% for the

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares and an expected return of -36.87% for the Direxion Daily Technology Bear 3X Shares.

From November 1, 2015 through May 1, 2016, the Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares sought to provide 300% and -300% of the daily return of the NYSE 7-10 Year Treasury Bond Index, respectively. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income Index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The Index constituent bonds are weighted by their relative amounts outstanding. For this Period, the NYSE 7-10 Year Treasury Bond Index returned 3.70%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 9.97% and Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -12.98%. The model indicated an expected return of 11.05% for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and an expected return of -11.06% for the Direxion Daily 7-10 Year Treasury Bear 3X Shares.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. From May 2, 2016 through the end of the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 6.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the Index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 17.76% and Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -22.44%. The model indicated an expected return of 18.81% for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and an expected return of -21.35% for the Direxion Daily 7-10 Year Treasury Bear 3X Shares.

From November 1, 2015 through May 1, 2016, the Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares sought to provide 300% and -300% of the daily return of the NYSE 20 Year Plus Treasury Bond Index, respectively. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income Index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The NYSE 20 Year Plus Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For this Period, the NYSE 20 Year Plus Treasury Bond Index returned 0.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 1.31% and the Direxion Daily 20+ Year Treasury Bear 3X Shares returned -5.03%. The model indicated an expected return of 2.21% for the Direxion Daily 20+ Year Treasury Bull 3X Shares and an expected return of -3.33% for the Direxion Daily 20+ Year Treasury Bear 3X Shares.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index, respectively. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. From May 2, 2016 through the end of the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 2.44%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 4.55% and the Direxion Daily 20+ Year Treasury Bear 3X Shares returned -12.19%. The model indicated an expected return of 5.07% for the Direxion Daily 20+ Year Treasury Bull 3X Shares and an expected return of -11.23% for the Direxion Daily 20+ Year Treasury Bear 3X Shares.

DIREXION ANNUAL REPORT

Index Volatility:

The CBOE Volatility Index, which reflects a market estimate for future volatility, rose 13.21% over the Annual Period. The Index had an average of 16.37 for the Period, and a high of 28.14 on in February. This may be attributed to a fresh round of devaluation of the Yuan by China, with ensuing weakness spreading across sectors and asset classes. Sensing that some areas of the market may have been oversold, investors in February began buying some of the worst performers, including commodities and banks, as the VIX retreated from a five-month high. A level of calm prevailed through spring and into summer as the VIX traded largely between 13 and 17 into June. Mid-June saw a spike in volatility as polls showed that the UK was more likely to leave the EU than originally suspected. The VIX spiked further into late June on high trading volume, as the results of the Brexit vote and the ensuing uncertainty of its economic implications resonated across the globe. A return to normalcy prevailed into the end of the Annual Period as fear of Brexit contagion abated, witnessing the largest weekly decline in the history of the VIX Index and near all-time highs for the S&P 500.

Index	Return	Volatility
S&P Mid Cap 400® Index	6.26%	16.12%
S&P 500® Index	4.51%	14.05%
Russell 2000® Index	4.11%	18.39%
MSCI Brazil 25/50 Index	70.43%	39.99%
MSCI EAFE® Index	-3.23%	18.99%
MSCI Emerging Markets IndexSM	9.27%	22.04%
FTSE China 50 Index	0.14%	24.09%
FTSE Developed Europe Index[1]	-3.16%	23.63%
FTSE Developed Europe All Cap Index[2]	-3.43%	13.65%
Indus India Index	5.09%	20.98%
MSCI Japan Index	3.19%	19.11%
S&P Latin America 40 Index	34.45%	31.30%
MVIS Russia Index	15.49%	33.40%
MSCI Korea 25/50 Index	4.63%	22.25%
Energy Select Sector Index	0.95%	26.34%
Russell 1000® Financial Services Index	3.20%	17.48%
NYSE Arca Gold Miners Index	64.40%	49.90%
Health Care Select Sector Index	-4.01%	15.77%
Health Care Select Sector Index[3]	-4.41%	15.67%
Dow Jones U.S. Select Home Construction Index	-4.41%	21.82%
MVIS Junior Gold Miners Index	97.78%	55.17%
ISE-Revere Natural Gas IndexTM	-19.62%	56.92%
ISE-Revere Natural Gas IndexTM3	-10.22%	57.35%
MSCI U.S. REIT IndexSM	6.81%	16.93%
Solactive Regional Bank Index	6.81%	24.50%
Russell 1000® Retail Index	5.48%	15.88%
S&P Biotechnology Select Industry Index	-16.06%	38.58%
S&P Oil & Gas Exploration & Production Select Industry Index	-3.74%	42.65%
PHLX Semiconductor Sector Index	26.72%	22.18%
Technology Select Sector Index	8.81%	15.74%
NYSE 7-10 Year Treasury Bond Index[4]	3.70%	5.30%
ICE U.S. Treasury 7-10 Year Bond Index[5]	6.71%	12.42%
NYSE 20 Year Plus Treasury Bond Index[4]	0.86%	5.13%
ICE U.S. Treasury 20+ Year Bond Index[5]	2.44%	12.39%

1 Reflects the period of November 1, 2015 to August 21, 2016

2 Reflects the period of August 22, 2016 to October 31, 2016

3 Reflects the period of December 3, 2015 to October 31, 2016

4 Reflects the period of November 1, 2015 to May 1, 2016

5 Reflects the period of May 2, 2016 to October 31, 2016

DIREXION ANNUAL REPORT

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an Index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2016 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

January 8, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	7.78%	12.17%	31.25%	34.18%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	7.93%	12.11%	31.44%	34.36%
S&P Mid Cap 400® Index	6.26%	7.06%	12.92%	15.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap 400® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap 400® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary (Unaudited)

January 8, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(29.30)%	(29.18)%	(40.40)%	(50.41)%
Direxion Daily Mid Cap Bear 3X Shares (Market Price)	(29.75)%	(29.32)%	(40.47)%	(50.44)%
S&P Mid Cap 400® Index	6.26%	7.06%	12.92%	15.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.26%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap 400® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap 400® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	4.56%	18.96%	34.66%	23.50%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	4.78%	18.96%	34.70%	23.49%
S&P 500® Index	4.51%	8.84%	13.57%	12.24%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(22.53)%	(31.20)%	(39.59)%	(44.84)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(22.57)%	(31.17)%	(39.59)%	(44.84)%
S&P 500® Index	4.51%	8.84%	13.57%	12.24%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	(0.09)%	1.77%	24.29%	13.13%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	0.17%	1.80%	24.30%	13.17%
Russell 2000® Index	4.11%	4.12%	11.51%	11.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(29.79)%	(28.18)%	(42.50)%	(53.68)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(30.02)%	(28.21)%	(42.55)%	(53.70)%
Russell 2000® Index	4.11%	4.12%	11.51%	11.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Brazil Bull 3X Shares (NAV)	187.92%	(44.94)%	(45.01)%
Direxion Daily Brazil Bull 3X Shares (Market Price)	189.10%	(45.04)%	(45.01)%
MSCI Brazil 25/50 Index	70.43%	(5.81)%	(6.70)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The MSCI Brazil 25/50 Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bull 3X Shares (NAV)	(19.74)%	(13.76)%	4.15%	1.70%
Direxion Daily Developed Markets Bull 3X Shares (Market Price)	(19.99)%	(13.80)%	4.05%	1.72%
MSCI EAFE® Index	(3.23)%	(1.31)%	4.99%	7.10%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bear 3X Shares (NAV)	(12.31)%	(11.39)%	(28.54)%	(38.75)%
Direxion Daily Developed Markets Bear 3X Shares (Market Price)	(12.21)%	(11.31)%	(28.51)%	(38.74)%
MSCI EAFE® Index	(3.23)%	(1.31)%	4.99%	7.10%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.85%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bull 3X Shares (NAV)	9.27%	(19.39)%	(13.54)%	(3.23)%
Direxion Daily Emerging Markets Bull 3X Shares (Market Price)	9.15%	(19.37)%	(13.56)%	(3.21)%
MSCI Emerging Markets IndexSM	9.27%	(2.05)%	0.55%	8.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bear 3X Shares (NAV)	(43.35)%	(17.26)%	(24.65)%	(46.16)%
Direxion Daily Emerging Markets Bear 3X Shares (Market Price)	(43.41)%	(17.27)%	(24.67)%	(46.17)%
MSCI Emerging Markets IndexSM	9.27%	(2.05)%	0.55%	8.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bull 3X Shares (NAV)	(20.62)%	(16.80)%	(5.47)%	(10.98)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	(20.50)%	(16.77)%	(5.56)%	(10.97)%
FTSE China 50 Index	0.14%	2.50%	3.48%	0.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bear 3X Shares (NAV)	(28.64)%	(35.23)%	(40.28)%	(39.53)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(28.61)%	(35.23)%	(40.23)%	(39.54)%
FTSE China 50 Index	0.14%	2.50%	3.48%	0.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	(32.04)%	(23.52)%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	(32.58)%	(23.50)%
FTSE Developed Europe Index[3]	(7.18)%	(4.25)%
FTSE Developed Europe All Cap Index[3]	(7.02)%	(4.12)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Prior to August 22, 2016, the Direxion Daily FTSE Europe Bull 3X Shares Fund tracked the FTSE Developed Europe Index. From January 22, 2014, the inception of the Fund, through August 21, 2016, the average annual return for the FTSE Developed Europe Index was -3.37%.

DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily India Bull 3X Shares (NAV)	(0.86)%	2.58%	(12.61)%	(14.12)%
Direxion Daily India Bull 3X Shares (Market Price)	(1.18)%	2.46%	(12.77)%	(14.16)%
Indus India Index	5.09%	7.89%	3.05%	1.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The performance of the Indus India Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Performance Summary (Unaudited)

June 26, 20131 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Japan Bull 3X Shares (NAV)	(2.20)%	(2.11)%	4.64%
Direxion Daily Japan Bull 3X Shares (Market Price)	(2.38)%	(2.24)%	4.66%
MSCI Japan Index	3.19%	3.78%	6.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.48%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	74.70%	(34.89)%	(30.47)%	(29.77)%
Direxion Daily Latin America Bull 3X Shares (Market Price)	75.97%	(34.76)%	(30.32)%	(29.69)%
S&P Latin America 40 Index	34.45%	(5.36)%	(4.43)%	(3.49)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	5.81%	(54.63)%	(43.63)%	(49.83)%
Direxion Daily Russia Bull 3X Shares (Market Price)	5.95%	(54.73)%	(43.66)%	(49.87)%
MVIS Russia Index[3]	15.49%	(10.67)%	(6.60)%	(9.39)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the MVIS Russia Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The MVIS Russia Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Formerly called the Market Vectors Russia Index.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(67.18)%	(40.23)%	(40.69)%	(39.54)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(67.28)%	(40.21)%	(40.70)%	(39.55)%
MVIS Russia Index[3]	15.49%	(10.67)%	(6.60)%	(9.39)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the MVIS Russia Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The MVIS Russia Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Formerly called the Market Vectors Russia Index.

DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily South Korea Bull 3X Shares (NAV)	(5.91)%	(20.70)%	(10.27)%
Direxion Daily South Korea Bull 3X Shares (Market Price)	(5.99)%	(20.82)%	(10.30)%
MSCI Korea 25/50 Index	4.63%	(2.73)%	1.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.89%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The MSCI Korea 25/50 Index applies certain screens and weightings to take into account the investment limits placed on RICs under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The MSCI Korea 25/50 Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	(11.78)%	(28.52)%	(8.84)%	(6.64)%
Direxion Daily Energy Bull 3X Shares (Market Price)	(11.85)%	(28.55)%	(8.88)%	(6.63)%
Energy Select Sector Index	0.95%	(7.38)%	(0.30)%	3.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Energy Select Sector Index is a constituent company of the S&P 500 Index. The performance of the Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	(41.48)%	(15.61)%	(29.68)%	(45.86)%
Direxion Daily Energy Bear 3X Shares (Market Price)	(41.50)%	(15.61)%	(29.65)%	(45.87)%
Energy Select Sector Index	0.95%	(7.38)%	(0.30)%	3.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Energy Select Sector Index is a constituent company of the S&P 500 Index. The performance of the Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	(2.88)%	15.68%	36.89%	(4.17)%
Direxion Daily Financial Bull 3X Shares (Market Price)	(2.81)%	15.61%	36.87%	(4.15)%
Russell 1000® Financial Services Index	3.20%	8.44%	15.05%	9.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(25.01)%	(33.22)%	(45.25)%	(60.08)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(25.19)%	(33.19)%	(45.24)%	(60.09)%
Russell 1000® Financial Services Index	3.20%	8.44%	15.05%	9.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bull 3X Shares (NAV)	103.91%	(47.36)%	(66.04)%	(61.35)%
Direxion Daily Gold Miners Index Bull 3X Shares (Market Price)	102.65%	(47.38)%	(66.01)%	(61.33)%
NYSE Arca Gold Miners Index	64.40%	(0.59)%	(16.02)%	(14.53)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bear 3X Shares (NAV)	(95.22)%	(70.82)%	(45.43)%	(42.01)%
Direxion Daily Gold Miners Index Bear 3X Shares (Market Price)	(95.19)%	(70.81)%	(45.48)%	(42.03)%
NYSE Arca Gold Miners Index	64.40%	(0.59)%	(16.02)%	(14.53)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

June 15, 20111 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	(20.82)%	20.41%	45.75%	36.67%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	(20.77)%	20.18%	44.82%	36.66%
Health Care Select Sector Index	(4.01)%	10.28%	17.10%	14.96%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20151 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Healthcare Bear 3X Shares (NAV)	(0.38)%
Direxion Daily Healthcare Bear 3X Shares (Market Price)	(1.25)%
Health Care Select Sector Index	(4.41)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	(26.83)%	(40.92)%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	(27.70)%	(41.38)%
Dow Jones U.S. Select Home Construction Index	(4.41)%	(10.35)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.47%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bear 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Homebuilders & Supplies Bear 3X Shares (NAV)	(15.20)%	(1.17)%
Direxion Daily Homebuilders & Supplies Bear 3X Shares (Market Price)	(18.81)%	(1.79)%
Dow Jones U.S. Select Home Construction Index	(4.41)%	(10.35)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.89%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	207.07%	(56.35)%	(59.12)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	205.14%	(56.56)%	(59.18)%
MVIS Global Junior Gold Miners Index[3]	97.78%	2.85%	1.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Formerly called the Market Vectors Junior Gold Miners Index.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	(98.15)%	(85.10)%	(84.01)%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	(98.15)%	(85.03)%	(83.97)%
MVIS Global Junior Gold Miners Index[3]	97.78%	2.85%	1.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Formerly called the Market Vectors Junior Gold Miners Index.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(81.67)%	(87.30)%	(72.84)%	(63.36)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market Price)	(81.60)%	(87.27)%	(72.85)%	(63.36)%
ISE-Revere Natural Gas IndexTM	(19.62)%	(36.55)%	(23.06)%	(16.55)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20151 - October 31, 2016

Total Return[2]
Since Inception
Direxion Daily Natural Gas Related Bear 3X Shares (NAV)	(78.87)%
Direxion Daily Natural Gas Related Bear 3X Shares (Market Price)	(78.89)%
ISE-Revere Natural Gas IndexTM	(10.22)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Performance Summary (Unaudited)

July 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bull 3X Shares (NAV)	7.98%	21.60%	24.91%	41.29%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	7.94%	21.51%	24.75%	41.15%
MSCI U.S. REIT IndexSM	6.81%	10.27%	11.39%	18.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Performance Summary (Unaudited)

July 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bear 3X Shares (NAV)	(32.13)%	(36.77)%	(39.46)%	(56.28)%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	(32.15)%	(36.73)%	(39.44)%	(56.28)%
MSCI U.S. REIT IndexSM	6.81%	10.27%	11.39%	18.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.53%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	(1.67)%	(11.15)%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	(1.33)%	(10.66)%
Solactive U.S. Regional Bank Index	6.81%	3.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.79%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive U.S. Regional Bank Index attempts to include the 50 largest regional banks in the United States. The Solactive U.S. Regional Bank Index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Regional Banks Bear 3X Shares (NAV)	(43.20)%	(39.29)%
Direxion Daily Regional Banks Bear 3X Shares (Market Price)	(41.92)%	(38.37)%
Solactive U.S. Regional Banks Index	6.81%	3.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive U.S. Regional Bank Index attempts to include the 50 largest regional banks in the United States. The Solactive U.S. Regional Bank Index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	5.58%	29.56%	52.83%	50.33%
Direxion Daily Retail Bull 3X Shares (Market Price)	5.59%	29.21%	52.74%	50.31%
Russell 1000® Retail Index	5.48%	12.41%	18.48%	19.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. The performance of the Russell 1000® Retail Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	(62.53)%	(69.84)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	(62.40)%	(69.74)%
S&P Biotechnology Select Industry Index	(16.06)%	(21.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	(33.06)%	(23.05)%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	(33.58)%	(23.32)%
S&P Biotechnology Select Industry Index	(16.06)%	(21.21)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.55%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (NAV)	(48.81)%	(70.72)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (Market Price)	(48.62)%	(70.72)%
S&P Oil & Gas Exploration & Production Select Industry Index	(3.74)%	(20.23)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.47%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (NAV)	(64.83)%	(38.48)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (Market Price)	(64.87)%	(38.51)%
S&P Oil & Gas Exploration & Production Select Industry Index	(3.74)%	(20.23)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	70.06%	46.28%	40.97%	25.74%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	69.83%	46.26%	40.98%	25.73%
PHLX Semiconductor Sector Index	26.72%	19.72%	18.43%	15.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(63.80)%	(56.13)%	(55.46)%	(54.85)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(63.72)%	(56.12)%	(55.45)%	(54.83)%
PHLX Semiconductor Sector Index	26.72%	19.72%	18.43%	15.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	22.72%	35.85%	35.30%	42.01%
Direxion Daily Technology Bull 3X Shares (Market Price)	22.56%	35.70%	35.28%	42.06%
Technology Select Sector Index	8.81%	12.22%	12.82%	15.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(37.49)%	(42.91)%	(43.01)%	(51.77)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(37.37)%	(42.84)%	(42.99)%	(51.77)%
Technology Select Sector Index	8.81%	12.22%	12.82%	15.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	11.42%	10.58%	7.50%	9.34%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	9.64%	10.58%	7.52%	9.32%
NYSE 7-10 Year Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 7-10 Year Bond Index[3]	4.66%	4.32%	3.28%	4.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.49%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Prior to May 2, 2016, the Direxion Daily 7-10 Year Treasury Bull 3X Shares Fund tracked the NYSE 7-10 Year Treasury Bond Index. From April 16, 2009, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 7-10 Year Treasury Bond Index was 4.49%.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(17.32)%	(17.07)%	(14.52)%	(16.86)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	(14.88)%	(16.42)%	(14.16)%	(16.57)%
NYSE 7-10 Year Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 7-10 Year Bond Index[3]	4.66%	4.32%	3.28%	4.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Prior to May 2, 2016, the Direxion Daily 7-10 Year Treasury Bear 3X Shares Fund tracked the NYSE 7-10 Year Treasury Bond Index. From April 16, 2009, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 7-10 Year Treasury Bond Index was 4.49%.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	23.01%	23.97%	9.22%	9.17%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	22.84%	23.87%	9.18%	9.03%
NYSE 20 Year Plus Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 20+ Year Bond Index[3]	9.54%	9.76%	5.62%	6.52%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Prior to May 2, 2016, the Direxion Daily 20+ Year Treasury Bull 3X Shares Fund tracked the NYSE 20 Year Plus Treasury Bond Index. From April 16, 2009, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 20 Year Plus Treasury Bond Index was 6.66%.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2016

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(31.87)%	(33.74)%	(25.75)%	(29.63)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	(31.89)%	(33.73)%	(25.76)%	(29.57)%
NYSE 20 Year Plus Treasury Bond Index[3]	N/A	N/A	N/A	N/A
ICE U.S. Treasury 20+ Year Bond Index[3]	9.54%	9.76%	5.62%	6.52%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.92%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2018 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds' inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2016.

3  Prior to May 2, 2016, the Direxion Daily 20+ Year Treasury Bear 3X Shares Fund tracked the NYSE 20 Year Plus Treasury Bond Index. From April 16, 2009, the inception of the Fund, through May 1, 2016, the average annual return for the NYSE 20 Year Plus Treasury Bond Index was 6.66%.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2016

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2016 to October 31, 2016" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.01%	$1,000.00	$1,077.30	$5.27
Based on hypothetical 5% return	1.01%	1,000.00	1,020.06	5.13
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	830.40	4.37
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	1,087.70	5.56
Based on hypothetical 5% return	1.06%	1,000.00	1,019.81	5.38
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	852.30	4.42
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,136.60	5.48
Based on hypothetical 5% return	1.02%	1,000.00	1,020.01	5.18
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	762.20	4.21
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*
Direxion Daily Brazil Bull 3X Shares
Based on actual fund return	1.18%	$1,000.00	$1,808.00	$8.33
Based on hypothetical 5% return	1.18%	1,000.00	1,019.20	5.99
Direxion Daily Developed Markets Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	954.50	4.77
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Developed Markets Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	872.60	4.66
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily Emerging Markets Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,193.80	5.62
Based on hypothetical 5% return	1.02%	1,000.00	1,020.01	5.18
Direxion Daily Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	680.40	4.01
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	1,247.30	5.71
Based on hypothetical 5% return	1.01%	1,000.00	1,020.06	5.13
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	638.70	4.08
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	805.80	4.45
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily India Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,207.10	5.44
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Japan Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,314.40	5.64
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	1,334.00	6.51
Based on hypothetical 5% return	1.11%	1,000.00	1,019.56	5.63
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	1.15%	1,000.00	1,020.60	5.84
Based on hypothetical 5% return	1.15%	1,000.00	1,019.36	5.84
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	710.30	4.08
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily South Korea Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,084.90	5.08
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	1,014.30	5.37
Based on hypothetical 5% return	1.06%	1,000.00	1,019.81	5.38
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	1.01%	1,000.00	808.20	4.59
Based on hypothetical 5% return	1.01%	1,000.00	1,020.06	5.13
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,098.50	5.27
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	811.90	4.33
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*
Direxion Daily Gold Miners Index Bull 3X Shares
Based on actual fund return	0.99%	$1,000.00	$589.60	$3.96
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily Gold Miners Index Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	581.70	3.82
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	881.10	4.68
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily Healthcare Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,028.90	4.90
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	858.90	4.58
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Homebuilders & Supplies Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	974.10	4.96
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	684.30	4.49
Based on hypothetical 5% return	1.06%	1,000.00	1,019.81	5.38
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	300.10	3.14
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	865.70	4.78
Based on hypothetical 5% return	1.02%	1,000.00	1,020.01	5.18
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	748.00	4.31
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	996.80	5.12
Based on hypothetical 5% return	1.02%	1,000.00	1,020.01	5.18
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	879.90	4.49
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,143.00	5.17
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Regional Banks Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	668.80	4.07
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,045.20	5.14
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	950.50	4.90
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	628.40	4.05
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	828.40	4.50
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2016

	Annualized Expense Ratio	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Based on actual fund return	0.95%	$1,000.00	$710.10	$4.08
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,976.70	7.26
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	409.90	3.37
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,410.00	6.00
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	647.20	3.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,013.00	5.01
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	949.90	4.66
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,045.50	4.99
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.91%	1,000.00	878.20	4.30
Based on hypothetical 5% return	0.91%	1,000.00	1,020.56	4.62

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2016 to October 31, 2016), then divided by 366.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2016

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	81%	—	15%	—	4%	100%
Direxion Daily Mid Cap Bear 3X Shares	97%	—	—	—	3%	100%
Direxion Daily S&P 500® Bull 3X Shares	59%	—	13%	—	28%	100%
Direxion Daily S&P 500® Bear 3X Shares	98%	—	3%	—	(1)%	100%
Direxion Daily Small Cap Bull 3X Shares	81%	—	9%	—	10%	100%
Direxion Daily Small Cap Bear 3X Shares	99%	—	—	—	1%	100%
Direxion Daily Brazil Bull 3X Shares	35%	—	1%	—	64%	100%
Direxion Daily Developed Markets Bull 3X Shares	61%	—	38%	—	1%	100%
Direxion Daily Developed Markets Bear 3X Shares	91%	—	—	—	9%	100%
Direxion Daily Emerging Markets Bull 3X Shares	62%	—	17%	—	21%	100%
Direxion Daily Emerging Markets Bear 3X Shares	111%	—	—	—	(11)%	100%
Direxion Daily FTSE China Bull 3X Shares	43%	—	47%	—	10%	100%
Direxion Daily FTSE China Bear 3X Shares	96%	—	—	—	4%	100%
Direxion Daily FTSE Europe Bull 3X Shares	101%	—	2%	—	(3)%	100%
Direxion Daily India Bull 3X Shares	71%	—	17%	—	12%	100%
Direxion Daily Japan Bull 3X Shares	74%	—	16%	—	10%	100%
Direxion Daily Latin America Bull 3X Shares	32%	—	3%	—	65%	100%
Direxion Daily Russia Bull 3X Shares	27%	—	13%	—	60%	100%
Direxion Daily Russia Bear 3X Shares	118%	—	—	—	(18)%	100%
Direxion Daily South Korea Bull 3X Shares	70%	—	44%	—	(14)%	100%
Direxion Daily Energy Bull 3X Shares	44%	—	45%	—	11%	100%
Direxion Daily Energy Bear 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily Financial Bull 3X Shares	60%	29%	—	—	11%	100%
Direxion Daily Financial Bear 3X Shares	102%	—	—	—	(2)%	100%
Direxion Daily Gold Miners Index Bull 3X Shares	61%	—	49%	—	(10)%	100%
Direxion Daily Gold Miners Index Bear 3X Shares	89%	—	—	—	11%	100%
Direxion Daily Healthcare Bull 3X Shares	87%	—	24%	—	(11)%	100%
Direxion Daily Healthcare Bear 3X Shares	82%	—	—	—	18%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	89%	—	30%	—	(19)%	100%
Direxion Daily Homebuilders & Supplies Bear 3X Shares	76%	—	—	—	24%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	42%	—	40%	—	18%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	77%	—	—	—	23%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	76%	23%	—	2%	(1)%	100%
Direxion Daily Natural Gas Related Bear 3X Shares	77%	—	—	—	23%	100%
Direxion Daily Real Estate Bull 3X Shares	77%	—	25%	—	(2)%	100%
Direxion Daily Real Estate Bear 3X Shares	90%	—	—	—	10%	100%
Direxion Daily Regional Banks Bull 3X Shares	43%	49%	—	—	8%	100%
Direxion Daily Regional Banks Bear 3X Shares	115%	—	—	—	(15)%	100%
Direxion Daily Retail Bull 3X Shares	75%	6%	—	—	19%	100%
Direxion Daily S&P Biotech Bull 3X Shares	105%	—	9%	—	(14)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	62%	—	—	—	38%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	67%	—	9%	—	24%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	84%	—	—	—	16%	100%
Direxion Daily Semiconductor Bull 3X Shares	72%	10%	—	—	18%	100%
Direxion Daily Semiconductor Bear 3X Shares	123%	—	—	—	(23)%	100%
Direxion Daily Technology Bull 3X Shares	88%	—	4%	—	8%	100%
Direxion Daily Technology Bear 3X Shares	129%	—	—	—	(29)%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	96%	—	—	—	4%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	110%	—	—	—	(10)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	83%	—	22%	—	(5)%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	92%	—	—	—	8%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.05%.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 15.3%
25,731	SPDR S&P MidCap 400® ETF Trust	$7,070,107
	TOTAL INVESTMENT COMPANIES (Cost $7,059,686)	$7,070,107
SHORT TERM INVESTMENTS - 87.5%
Money Market Funds - 87.5%
16,620,633	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$16,620,633
14,319,222	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	14,319,222
4,666,761	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	4,666,761
4,770,716	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	4,770,716
	TOTAL SHORT TERM INVESTMENTS (Cost $40,377,332) (b)	$40,377,332
	TOTAL INVESTMENTS (Cost $47,437,018) - 102.8%	$47,447,439
	Liabilities in Excess of Other Assets - (2.8)%	(1,277,934)
	TOTAL NET ASSETS - 100.0%	$46,169,505

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,377,332.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P MidCap 400® Index	59,793	$89,068,148	(0.675%)	2/7/2017	$1,361,670
BNP Paribas	S&P MidCap 400® Index	1,017	1,310,029	(0.775%)	8/16/2017	235,992
BNP Paribas	S&P MidCap 400® Index	1,800	2,564,027	(0.775%)	10/18/2017	167,224
BNP Paribas	S&P MidCap 400® Index	905	1,314,988	(0.775%)	11/15/2017	57,390
BNP Paribas	S&P MidCap 400® Index	3,324	4,881,273	(0.775%)	1/17/2018	148,689
BNP Paribas	S&P MidCap 400® Index	15	23,443	(0.775%)	2/21/2018	(755)
BNP Paribas	S&P MidCap 400® Index	269	420,567	(0.775%)	3/21/2018	(13,939)
BNP Paribas	S&P MidCap 400® Index	6,194	9,600,750	(0.775%)	4/18/2018	(248,917)
BNP Paribas	S&P MidCap 400® Index	13,763	20,796,216	(0.775%)	5/16/2018	(21,429)
			$129,979,441			$1,685,925

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.3%
Money Market Funds - 68.3%
945,946	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$945,946
2,860,490	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	2,860,490
661,366	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	661,366
3,000,277	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	3,000,277
	TOTAL SHORT TERM INVESTMENTS (Cost $7,468,079) (b)	$7,468,079
	TOTAL INVESTMENTS (Cost $7,468,079) - 68.3%	$7,468,079
	Other Assets in Excess of Liabilities - 31.7%	3,472,719
	TOTAL NET ASSETS - 100.0%	$10,940,798

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,468,079.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	S&P MidCap 400® Index	7,853	$11,984,455	0.224%	10/26/2017	$122,551
Credit Suisse International	S&P MidCap 400® Index	4,985	7,622,953	0.125%	11/30/2017	78,666
BNP Paribas	S&P MidCap 400® Index	626	972,478	0.125%	2/21/2018	24,724
BNP Paribas	S&P MidCap 400® Index	515	787,593	0.125%	3/21/2018	8,817
Citibank N.A.	S&P MidCap 400® Index	2,633	4,060,541	0.125%	3/22/2018	81,985
BNP Paribas	S&P MidCap 400® Index	776	1,190,895	0.125%	4/18/2018	18,390
BNP Paribas	S&P MidCap 400® Index	90	136,610	0.125%	5/16/2018	704
Deutsche Bank AG London	S&P MidCap 400® Index	4,267	6,468,452	0.275%	7/24/2018	15,721
			$33,223,977			$351,558

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 13.0%
279,173	SPDR® S&P 500® ETF Trust	$59,338,221
	TOTAL INVESTMENT COMPANIES (Cost $60,130,842)	$59,338,221
SHORT TERM INVESTMENTS - 45.5%
Money Market Funds - 45.5%
18,640,966	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$18,640,966
26,101,282	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	26,101,282
164,009,902	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	164,009,902
5,213	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	5,213
	TOTAL SHORT TERM INVESTMENTS (Cost $208,757,363) (b)	$208,757,363
	TOTAL INVESTMENTS (Cost $268,888,205) - 58.5%	$268,095,584
	Other Assets in Excess of Liabilities - 41.5%	190,311,522
	TOTAL NET ASSETS - 100.0%	$458,407,106

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $208,757,363.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	S&P 500® Index	183,724	$361,399,350	(0.875%)	11/18/2016	$32,998,229
Credit Suisse International	S&P 500® Index	152,811	242,082,108	(0.825%)	12/19/2016	100,178,818
Citibank N.A.	S&P 500® Index	42,988	91,710,883	(0.725%)	2/28/2018	(303,518)
BNP Paribas	S&P 500® Index	3,775	8,077,020	(0.775%)	4/17/2018	(49,954)
BNP Paribas	S&P 500® Index	45,992	98,095,839	(0.775%)	4/18/2018	(309,424)
BNP Paribas	S&P 500® Index	189,615	405,533,089	(0.775%)	5/16/2018	(2,386,740)
			$1,206,898,289			$130,127,411

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 3.3%
947,000	Direxion Daily S&P 500® Bear 1X Shares (a)(b)	$18,608,550
	TOTAL INVESTMENT COMPANIES (Cost $18,445,753)	$18,608,550
SHORT TERM INVESTMENTS - 65.9%
Money Market Funds - 65.9%
51,961,704	Dreyfus Treasury Securities Cash Management, 0.20% (c)	$51,961,704
85,908,740	Fidelity Investments Money Market Government Portfolio, 0.27% (c)	85,908,740
96,059,005	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (c)	96,059,005
136,676,842	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (c)	136,676,842
	TOTAL SHORT TERM INVESTMENTS (Cost $370,606,291) (d)	$370,606,291
	TOTAL INVESTMENTS (Cost $389,052,044) - 69.2%	$389,214,841
	Other Assets in Excess of Liabilities - 30.8%	172,810,244
	TOTAL NET ASSETS - 100.0%	$562,025,085

Percentages are stated as a percent of net assets.

(a)  Affiliate of the Adviser, Rafferty Asset Management, LLC.

(b)  Non-income producing security.

(c)  Represents annualized seven-day yield at October 31, 2016.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $370,606,291.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	S&P 500® Index	252,563	$546,594,912	0.574%	1/26/2017	$8,494,438
UBS Securities LLC	S&P 500® Index	88,133	185,381,455	0.375%	3/3/2017	(2,997,305)
BNP Paribas	S&P 500® Index	44,569	89,753,463	0.275%	3/15/2017	(7,185,344)
Citibank N.A.	S&P 500® Index	120,962	259,808,523	0.175%	3/24/2017	2,036,491
BNP Paribas	S&P 500® Index	4,988	9,925,132	0.275%	4/19/2017	(902,496)
Credit Suisse International	S&P 500® Index	192,639	406,878,740	0.275%	11/30/2017	(4,471,736)
BNP Paribas	S&P 500® Index	10,000	21,613,077	0.275%	2/20/2018	246,543
BNP Paribas	S&P 500® Index	10,000	21,565,986	0.275%	2/21/2018	206,134
BNP Paribas	S&P 500® Index	9,417	20,082,223	0.275%	4/18/2018	55,140
BNP Paribas	S&P 500® Index	49,947	106,800,219	0.275%	5/16/2018	599,260
BNP Paribas	S&P 500® Index	1,048	2,227,933	0.275%	5/16/2018	(266)
			$1,670,631,663			$(3,919,141)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 9.1%
563,100	iShares Russell 2000 ETF	$66,727,350
	TOTAL INVESTMENT COMPANIES (Cost $66,770,389)	$66,727,350
SHORT TERM INVESTMENTS - 60.1%
Money Market Funds - 60.1%
66,939,625	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$66,939,625
107,525,587	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	107,525,587
160,774,452	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	160,774,452
93,948,941	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	93,948,941
9,100,272	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	9,100,272
	TOTAL SHORT TERM INVESTMENTS (Cost $438,288,877) (b)	$438,288,877
	TOTAL INVESTMENTS (Cost $505,059,266) - 69.2%	$505,016,227
	Other Assets in Excess of Liabilities - 30.8%	224,416,739
	TOTAL NET ASSETS - 100.0%	$729,432,966

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $438,288,877.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell 2000® Index	40,082	$40,403,662	(0.375%	12/5/2016	$7,754,675
Citibank N.A.	Russell 2000® Index	232,878	284,666,795	(0.275%)	3/24/2017	(7,074,252)
Bank of America Merrill Lynch	Russell 2000® Index	367,602	375,717,549	(0.374%)	3/28/2017	65,837,824
UBS Securities LLC	Russell 2000® Index	250,312	302,118,639	(0.425%)	11/16/2017	(3,882,102)
Credit Suisse International	Russell 2000® Index	479,093	546,323,525	(0.355%)	12/29/2017	26,406,351
BNP Paribas	Russell 2000® Index	25,377	30,723,592	(0.325%)	2/21/2018	(419,939)
BNP Paribas	Russell 2000® Index	50,000	61,318,531	(0.325%)	3/21/2018	(1,685,119)
BNP Paribas	Russell 2000® Index	232,528	288,237,662	(0.325%)	4/18/2018	(11,120,680)
BNP Paribas	Russell 2000® Index	102,925	125,323,745	(0.325%)	5/16/2018	(2,684,671)
			$2,054,833,700			$73,132,087

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.6%
Money Market Funds - 68.6%
98,722,055	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$98,722,055
76,958,127	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	76,958,127
107,025,493	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	107,025,493
119,500,360	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	119,500,360
	TOTAL SHORT TERM INVESTMENTS (Cost $402,206,035) (b)	$402,206,035
	TOTAL INVESTMENTS (Cost $402,206,035) - 68.6%	$402,206,035
	Other Assets in Excess of Liabilities - 31.4%	183,805,435
	TOTAL NET ASSETS - 100.0%	$586,011,470

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $402,206,035.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Russell 2000® Index	98,308	$118,765,882	(0.425%)	1/23/2017	$1,223,732
Citibank N.A.	Russell 2000® Index	388,408	474,157,172	(0.325%)	4/4/2017	10,703,316
BNP Paribas	Russell 2000® Index	12,223	13,708,481	(0.225%)	11/15/2017	(1,008,055)
Bank of America Merrill Lynch	Russell 2000® Index	367,602	426,113,114	(0.076%)	11/27/2017	(14,339,012)
Credit Suisse International	Russell 2000® Index	288,611	348,830,911	(0.725%)	12/7/2017	3,586,882
BNP Paribas	Russell 2000® Index	40,000	43,898,259	(0.225%)	12/20/2017	(4,216,134)
BNP Paribas	Russell 2000® Index	20,000	22,546,250	(0.225%)	1/16/2018	(1,451,213)
BNP Paribas	Russell 2000® Index	5,000	6,004,604	(0.225%)	2/21/2018	13,164
BNP Paribas	Russell 2000® Index	255,477	316,409,551	(0.225%)	4/18/2018	11,761,778
			$1,770,434,224			$6,274,458

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 1.5%
30,788	iShares MSCI Brazil Capped ETF	$1,162,555
	TOTAL INVESTMENT COMPANIES (Cost $1,123,063)	$1,162,555
SHORT TERM INVESTMENTS - 49.4%
Money Market Funds - 49.4%
6,383,768	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$6,383,768
9,346,336	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	9,346,336
14,338,563	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	14,338,563
6,481,055	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	6,481,055
2,224,122	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	2,224,122
	TOTAL SHORT TERM INVESTMENTS (Cost $38,773,844) (b)	$38,773,844
	TOTAL INVESTMENTS (Cost $39,896,907) - 50.9%	$39,936,399
	Other Assets in Excess of Liabilities - 49.1%	38,533,996
	TOTAL NET ASSETS - 100.0%	$78,470,395

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,773,844.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares MSCI Brazil Capped ETF	1,680,359	$31,884,538	(0.525%)	2/7/2017	$31,761,285
Morgan Stanley Capital Services	iShares MSCI Brazil Capped ETF	453,845	9,854,452	(0.625%)	3/23/2017	7,367,453
Bank of America Merrill Lynch	iShares MSCI Brazil Capped ETF	756,624	25,906,602	(0.624%)	4/25/2017	2,649,313
UBS Securities LLC	iShares MSCI Brazil Capped ETF	869,485	32,845,921	(0.525%)	5/11/2017	(17,152)
Credit Suisse International	iShares MSCI Brazil Capped ETF	1,450,181	49,638,314	(0.525%)	9/11/2017	5,072,392
BNP Paribas	iShares MSCI Brazil Capped ETF	209,573	6,900,523	(0.525%)	3/20/2018	1,008,224
BNP Paribas	iShares MSCI Brazil Capped ETF	715,735	24,976,479	(0.525%)	4/18/2018	2,039,967
BNP Paribas	iShares MSCI Brazil Capped ETF	67,869	2,447,166	(0.525%)	5/16/2018	115,027
			$184,453,995			$49,996,509

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 37.9%
116,658	iShares MSCI EAFE ETF	$6,745,166
	TOTAL INVESTMENT COMPANIES (Cost $6,720,783)	$6,745,166
SHORT TERM INVESTMENTS - 36.9%
Money Market Funds - 36.9%
3,397,356	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$3,397,356
1,693,447	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	1,693,447
1,480,315	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	1,480,315
	TOTAL SHORT TERM INVESTMENTS (Cost $6,571,118) (b)	$6,571,118
	TOTAL INVESTMENTS (Cost $13,291,901) - 74.8%	$13,316,284
	Other Assets in Excess of Liabilities - 25.2%	4,490,058
	TOTAL NET ASSETS - 100.0%	$17,806,342

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,571,118.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	98,548	$5,847,801	(0.924%)	5/25/2017	$(69,282)
Deutsche Bank AG London	iShares MSCI EAFE ETF	111,792	6,564,857	(0.725%)	5/30/2017	(106,316)
Citibank N.A.	iShares MSCI EAFE ETF	281,342	16,256,869	(0.775%)	11/17/2017	229,379
Credit Suisse International	iShares MSCI EAFE ETF	315,545	18,129,428	(0.725%)	11/21/2017	83,035
			$46,798,955			$136,816

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 69.7%
Money Market Funds - 69.7%
415,496	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$415,496
3,118,991	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	3,118,991
2,370,409	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	2,370,409
	TOTAL SHORT TERM INVESTMENTS (Cost $5,904,896) (b)	$5,904,896
	TOTAL INVESTMENTS (Cost $5,904,896) - 69.7%	$5,904,896
	Other Assets in Excess of Liabilities - 30.3%	2,562,922
	TOTAL NET ASSETS - 100.0%	$8,467,818

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,904,896.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	149,779	$9,470,441	0.624%	1/26/2017	$615,276
Citibank N.A.	iShares MSCI EAFE ETF	10,887	584,080	0.075%	2/7/2017	(45,337)
Credit Suisse International	iShares MSCI EAFE ETF	191,548	11,231,578	0.275%	11/8/2017	160,072
Deutsche Bank AG London	iShares MSCI EAFE ETF	87,141	5,045,911	0.225%	11/17/2017	8,247
			$26,332,010			$738,258

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 17.1%
899,167	iShares MSCI Emerging Markets ETF	$33,395,062
	TOTAL INVESTMENT COMPANIES (Cost $34,041,563)	$33,395,062
SHORT TERM INVESTMENTS - 51.8%
Money Market Funds - 51.8%
13,867,022	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$13,867,022
18,548,162	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	18,548,162
46,630,275	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	46,630,275
22,542,919	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	22,542,919
	TOTAL SHORT TERM INVESTMENTS (Cost $101,588,378) (b)	$101,588,378
	TOTAL INVESTMENTS (Cost $135,629,941) - 68.9%	$134,983,440
	Other Assets in Excess of Liabilities - 31.1%	61,013,023
	TOTAL NET ASSETS - 100.0%	$195,996,463

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $101,588,378.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Emerging Markets ETF	4,196,096	$157,095,621	(0.325%)	12/19/2016	$(1,306,772)
UBS Securities LLC	iShares MSCI Emerging Markets ETF	2,340,200	79,679,333	(0.525%)	1/20/2017	7,433,233
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	3,006,922	90,117,452	(0.674%)	3/28/2017	22,062,392
Citibank N.A.	iShares MSCI Emerging Markets ETF	1,823,045	68,091,676	(0.575%)	7/10/2017	(428,379)
BNP Paribas	iShares MSCI Emerging Markets ETF	1,982,140	65,093,031	(0.525%)	12/20/2017	8,384,887
BNP Paribas	iShares MSCI Emerging Markets ETF	568,344	19,247,977	(0.525%)	1/16/2018	1,824,671
BNP Paribas	iShares MSCI Emerging Markets ETF	1,015,895	33,539,921	(0.525%)	1/17/2018	4,130,338
			$512,865,011			$42,100,370

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.5%
Money Market Funds - 78.5%
16,747,178	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$16,747,178
35,156,274	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	35,156,274
47,956,377	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	47,956,377
3,730,000	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	3,730,000
9,300,190	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	9,300,190
	TOTAL SHORT TERM INVESTMENTS (Cost $112,890,019) (b)	$112,890,019
	TOTAL INVESTMENTS (Cost $112,890,019) - 78.5%	$112,890,019
	Other Assets in Excess of Liabilities - 21.5%	30,939,805
	TOTAL NET ASSETS - 100.0%	$143,829,824

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $112,890,019.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares MSCI Emerging Markets ETF	2,159,994	$80,737,447	(0.125%)	2/24/2017	$511,507
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	880,113	31,126,954	(0.125%)	4/10/2017	(1,566,202)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	400,000	14,885,022	0.274%	11/27/2017	31,310
BNP Paribas	iShares MSCI Emerging Markets ETF	205,856	6,903,029	0.025%	12/19/2017	(743,985)
Credit Suisse International	iShares MSCI Emerging Markets ETF	4,724,588	175,717,103	(0.075%)	12/19/2017	234,222
BNP Paribas	iShares MSCI Emerging Markets ETF	2,963,954	96,729,068	0.025%	1/17/2018	(13,363,903)
BNP Paribas	iShares MSCI Emerging Markets ETF	100,000	3,750,250	0.025%	2/21/2018	36,463
BNP Paribas	iShares MSCI Emerging Markets ETF	183,575	6,537,442	0.025%	2/21/2018	(280,278)
			$416,386,315			$(15,140,866)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 46.7%
1,912,846	iShares China Large-Cap ETF	$70,507,504
	TOTAL INVESTMENT COMPANIES (Cost $70,862,640)	$70,507,504
SHORT TERM INVESTMENTS - 39.5%
Money Market Funds - 39.5%
20,097,202	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$20,097,202
13,900,063	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	13,900,063
12,999,061	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	12,999,061
12,591,039	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	12,591,039
	TOTAL SHORT TERM INVESTMENTS (Cost $59,587,365) (b)	$59,587,365
	TOTAL INVESTMENTS (Cost $130,450,005) - 86.2%	$130,094,869
	Other Assets in Excess of Liabilities - 13.8%	20,859,993
	TOTAL NET ASSETS - 100.0%	$150,954,862

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $59,587,365.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares China Large-Cap ETF	3,301,916	$100,373,228	(0.725%)	11/23/2016	$21,630,398
Credit Suisse International	iShares China Large-Cap ETF	3,016,719	114,534,010	(0.645%)	12/12/2016	(3,446,920)
Bank of America Merrill Lynch	iShares China Large-Cap ETF	1,367,346	50,554,207	(0.724%)	1/26/2017	(8,531)
BNP Paribas	iShares China Large-Cap ETF	305,009	10,820,833	(0.775%)	4/19/2017	343,533
Deutsche Bank AG London	iShares China Large-Cap ETF	1,475,858	56,898,134	(0.575%)	2/21/2018	(2,543,219)
BNP Paribas	iShares China Large-Cap ETF	300,000	11,600,320	(0.775%)	4/17/2018	(548,907)
BNP Paribas	iShares China Large-Cap ETF	370,930	14,484,004	(0.775%)	4/18/2018	(818,147)
BNP Paribas	iShares China Large-Cap ETF	235,453	8,852,448	(0.775%)	5/16/2018	(176,524)
			$368,117,184			$14,431,683

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.4%
Money Market Funds - 67.4%
3,787,724	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$3,787,724
30,075,287	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	30,075,287
8,922,465	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,922,465
2,761,217	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	2,761,217
	TOTAL SHORT TERM INVESTMENTS (Cost $45,546,693) (b)	$45,546,693
	TOTAL INVESTMENTS (Cost $45,546,693) - 67.4%	$45,546,693
	Other Assets in Excess of Liabilities - 32.6%	22,066,631
	TOTAL NET ASSETS - 100.0%	$67,613,324

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,546,693.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares China Large-Cap ETF	500,000	$18,936,212	(0.125%)	11/21/2016	$504,918
Deutsche Bank AG London	iShares China Large-Cap ETF	1,797,297	66,940,351	(0.025%)	2/27/2017	691,309
BNP Paribas	iShares China Large-Cap ETF	50,150	1,844,649	(0.025%)	6/21/2017	(7,921)
BNP Paribas	iShares China Large-Cap ETF	308,141	11,050,807	(0.025%)	7/19/2017	(328,542)
Bank of America Merrill Lynch	iShares China Large-Cap ETF	93,495	3,563,023	0.024%	11/27/2017	116,884
UBS Securities LLC	iShares China Large-Cap ETF	494,346	17,605,203	0.125%	2/2/2018	(611,147)
Credit Suisse International	iShares China Large-Cap ETF	2,172,518	82,500,236	0.525%	3/26/2018	2,466,914
BNP Paribas	iShares China Large-Cap ETF	11,160	422,098	(0.025%)	5/15/2018	10,739
BNP Paribas	iShares China Large-Cap ETF	75,937	2,882,751	(0.025%)	5/16/2018	83,701
			$205,745,330			$2,926,855

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 2.3%
13,145	Vanguard FTSE Europe ETF	$617,947
	TOTAL INVESTMENT COMPANIES (Cost $640,699)	$617,947
SHORT TERM INVESTMENTS - 68.4%
Money Market Funds - 68.4%
8,264	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$8,264
7,239,611	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	7,239,611
994,434	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	994,434
9,828,826	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	9,828,826
	TOTAL SHORT TERM INVESTMENTS (Cost $18,071,135) (b)	$18,071,135
	TOTAL INVESTMENTS (Cost $18,711,834) - 70.7%	$18,689,082
	Other Assets in Excess of Liabilities - 29.3%	7,743,662
	TOTAL NET ASSETS - 100.0%	$26,432,744

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,071,135.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Vanguard FTSE Europe ETF	704,176	$34,077,918	(0.925%)	1/23/2017	$(709,745)
UBS Securities LLC	Vanguard FTSE Europe ETF	125,944	5,987,030	(0.875%)	11/13/2017	(68,332)
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	843,575	39,690,204	(1.034%)	11/27/2017	(39,445)
			$79,755,152			$(817,522)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 16.6%
105,847	iShares MSCI India ETF	$3,073,797
362,669	PowerShares India Portfolio	7,532,635
86,767	WisdomTree India Earnings Fund	1,884,579
	TOTAL INVESTMENT COMPANIES (Cost $12,534,723)	$12,491,011
SHORT TERM INVESTMENTS - 62.3%
Money Market Funds - 62.3%
9,561,881	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$9,561,881
7,250,412	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	7,250,412
29,973,175	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	29,973,175
6	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	6
	TOTAL SHORT TERM INVESTMENTS (Cost $46,785,474) (b)	$46,785,474
	TOTAL INVESTMENTS (Cost $59,320,197) - 78.9%	$59,276,485
	Other Assets in Excess of Liabilities - 21.1%	15,870,281
	TOTAL NET ASSETS - 100.0%	$75,146,766

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $46,785,474.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	PowerShares India Portfolio	2,331,556	$47,807,230	(0.875%)	1/27/2017	$641,602
Deutsche Bank AG London	PowerShares India Portfolio	1,733,787	36,279,833	(0.775%)	2/28/2017	(274,033)
BNP Paribas	PowerShares India Portfolio	80,852	1,568,034	(0.875%)	10/18/2017	176,867
BNP Paribas	PowerShares India Portfolio	1,271,194	24,630,774	(0.875%)	11/15/2017	1,815,601
UBS Securities LLC	iShares MSCI India ETF	1,728,000	47,243,520	(1.075%)	12/13/2017	3,044,362
BNP Paribas	PowerShares India Portfolio	24,266	462,117	(0.875%)	12/19/2017	43,173
BNP Paribas	PowerShares India Portfolio	2,207,762	42,358,793	(0.875%)	12/20/2017	3,632,353
BNP Paribas	PowerShares India Portfolio	187,313	3,609,351	(0.875%)	1/17/2018	277,494
			$203,959,652			$9,357,419

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 15.9%
145,781	iShares MSCI Japan ETF	$1,841,214
	TOTAL INVESTMENT COMPANIES (Cost $1,813,370)	$1,841,214
SHORT TERM INVESTMENTS - 49.8%
Money Market Funds - 49.8%
4,433,137	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$4,433,137
1,331,181	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	1,331,181
2	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	2
	TOTAL SHORT TERM INVESTMENTS (Cost $5,764,320) (b)	$5,764,320
	TOTAL INVESTMENTS (Cost $7,577,690) - 65.7%	$7,605,534
	Other Assets in Excess of Liabilities - 34.3%	3,963,485
	TOTAL NET ASSETS - 100.0%	$11,569,019

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,764,320.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Japan ETF	942,331	$11,127,337	(0.825%)	2/27/2017	$772,909
BNP Paribas	iShares MSCI Japan ETF	317,597	3,711,798	(0.775%)	12/20/2017	287,098
Deutsche Bank AG London	iShares MSCI Japan ETF	1,202,225	15,097,207	(0.725%)	2/16/2018	79,700
BNP Paribas	iShares MSCI Japan ETF	59,810	757,944	(0.775%)	4/17/2018	(3,108)
BNP Paribas	iShares MSCI Japan ETF	33,925	424,487	(0.775%)	4/18/2018	3,745
BNP Paribas	iShares MSCI Japan ETF	46,320	576,084	(0.775%)	5/16/2018	8,781
			$31,694,857			$1,149,125

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 3.1%
18,164	iShares Latin America 40 ETF	$564,355
	TOTAL INVESTMENT COMPANIES (Cost $568,696)	$564,355
SHORT TERM INVESTMENTS - 58.3%
Money Market Funds - 58.3%
3,310,912	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$3,310,912
3,841,313	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	3,841,313
1,741,872	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	1,741,872
1,491,077	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	1,491,077
	TOTAL SHORT TERM INVESTMENTS (Cost $10,385,174) (b)	$10,385,174
	TOTAL INVESTMENTS (Cost $10,953,870) - 61.4%	$10,949,529
	Other Assets in Excess of Liabilities - 38.6%	6,873,550
	TOTAL NET ASSETS - 100.0%	$17,823,079

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,385,174.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares Latin America 40 ETF	610,029	$15,517,297	(0.775%)	1/9/2017	$3,394,778
BNP Paribas	iShares Latin America 40 ETF	9,055	242,994	(0.775%)	2/15/2017	36,432
Deutsche Bank AG London	iShares Latin America 40 ETF	465,218	8,750,751	(0.775%)	2/20/2017	5,724,661
BNP Paribas	iShares Latin America 40 ETF	54,152	1,302,574	(0.775%)	3/15/2017	370,066
Morgan Stanley Capital Services	iShares Latin America 40 ETF	219,641	6,349,995	(1.075%)	8/2/2017	458,534
Credit Suisse International	iShares Latin America 40 ETF	190,079	5,861,389	(0.725%)	9/18/2017	43,226
BNP Paribas	iShares Latin America 40 ETF	154,605	3,245,317	(0.775%)	9/20/2017	1,541,733
			$41,270,317			$11,569,430

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 12.8%
1,104,200	Market Vectors® Russia ETF	$20,516,036
	TOTAL INVESTMENT COMPANIES (Cost $20,825,333)	$20,516,036
SHORT TERM INVESTMENTS - 51.5%
Money Market Funds - 51.5%
22,431,664	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$22,431,664
37,007,701	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	37,007,701
16,447,181	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	16,447,181
6,820,872	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	6,820,872
	TOTAL SHORT TERM INVESTMENTS (Cost $82,707,418) (b)	$82,707,418
	TOTAL INVESTMENTS (Cost $103,532,751) - 64.3%	$103,223,454
	Other Assets in Excess of Liabilities - 35.7%	57,407,904
	TOTAL NET ASSETS - 100.0%	$160,631,358

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $82,707,418.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	VanEck VectorsTM Russia ETF	10,192,194	$143,779,608	(0.975%)	11/15/2016	$44,635,734
Citibank N.A.	VanEck VectorsTM Russia ETF	8,280,441	112,053,788	(1.025%)	3/17/2017	40,973,971
Bank of America Merrill Lynch	VanEck VectorsTM Russia ETF	1,908,859	35,568,937	(0.974%)	3/28/2017	(108,331)
BNP Paribas	VanEck VectorsTM Russia ETF	3,385,088	52,564,869	(0.875%)	9/20/2017	10,060,541
Deutsche Bank AG London	VanEck VectorsTM Russia ETF	1,065,716	19,672,308	(1.025%)	11/20/2017	104,429
			$363,639,510			$95,666,344

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 86.5%
Money Market Funds - 86.5%
14,048,788	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$14,048,788
17,343,668	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	17,343,668
3,442,740	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	3,442,740
12,511,206	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	12,511,206
	TOTAL SHORT TERM INVESTMENTS (Cost $47,346,402) (b)	$47,346,402
	TOTAL INVESTMENTS (Cost $47,346,402) - 86.5%	$47,346,402
	Other Assets in Excess of Liabilities - 13.5%	7,362,298
	TOTAL NET ASSETS - 100.0%	$54,708,700

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $47,346,402.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	VanEck VectorsTM Russia ETF	1,637,690	$27,111,549	0.375%	2/14/2017	$(3,281,438)
Deutsche Bank AG London	VanEck VectorsTM Russia ETF	1,632,679	30,176,363	0.025%	3/1/2017	(157,666)
Citibank N.A.	VanEck VectorsTM Russia ETF	2,708,803	44,884,405	0.025%	3/17/2017	(5,448,313)
BNP Paribas	VanEck VectorsTM Russia ETF	554,300	9,515,428	0.125%	12/19/2017	(779,829)
Bank of America Merrill Lynch	VanEck VectorsTM Russia ETF	2,300,251	42,555,627	0.224%	12/20/2017	(180,320)
			$154,243,372			$(9,847,566)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 44.2%
31,793	iShares MSCI South Korea Capped ETF	$1,759,742
	TOTAL INVESTMENT COMPANIES (Cost $1,643,030)	$1,759,742
SHORT TERM INVESTMENTS - 42.9%
Money Market Funds - 42.9%
85	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$85
1,710,333	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	1,710,333
	TOTAL SHORT TERM INVESTMENTS (Cost $1,710,418) (b)	$1,710,418
	TOTAL INVESTMENTS (Cost $3,353,448) - 87.1%	$3,470,160
	Other Assets in Excess of Liabilities - 12.9%	515,000
	TOTAL NET ASSETS - 100.0%	$3,985,160

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,710,418.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI South Korea Capped ETF	184,205	$10,732,393	(0.825%)	10/10/2017	$(547,796)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 44.7%
2,949,858	Energy Select Sector SPDR® Fund	$202,419,256
	TOTAL INVESTMENT COMPANIES (Cost $206,474,159)	$202,419,256
SHORT TERM INVESTMENTS - 32.2%
Money Market Funds - 32.2%
34,739,832	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$34,739,832
31,304,407	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	31,304,407
52,493,716	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	52,493,716
27,283,078	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	27,283,078
	TOTAL SHORT TERM INVESTMENTS (Cost $145,821,033) (b)	$145,821,033
	TOTAL INVESTMENTS (Cost $352,295,192) - 76.9%	$348,240,289
	Other Assets in Excess of Liabilities - 23.1%	104,646,044
	TOTAL NET ASSETS - 100.0%	$452,886,333

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $145,821,033.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Energy Select Sector Index	250,000	$173,699,160	(0.775%)	3/24/2017	$(1,309,821)
Deutsche Bank AG London	Energy Select Sector Index	200,000	134,515,766	(0.825%)	5/23/2017	3,732,099
Bank of America Merrill Lynch	Energy Select Sector Index	160,000	109,085,056	(0.924%)	5/26/2017	1,446,691
BNP Paribas	Energy Select Sector Index	265,152	145,527,628	(0.775%)	8/16/2017	39,829,591
Credit Suisse International	Energy Select Sector Index	709,795	494,680,487	(0.775%)	9/18/2017	(5,584,629)
BNP Paribas	Energy Select Sector Index	84,848	46,898,080	(0.775%)	9/20/2017	12,243,497
UBS Securities LLC	Energy Select Sector Index	10,000	7,118,568	(0.775%)	11/3/2017	(235,115)
			$1,111,524,745			$50,122,313

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 60.9%
Money Market Funds - 60.9%
4,476	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$4,476
41,457,682	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	41,457,682
6,793	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	6,793
	TOTAL SHORT TERM INVESTMENTS (Cost $41,468,951) (b)	$41,468,951
	TOTAL INVESTMENTS (Cost $41,468,951) - 60.9%	$41,468,951
	Other Assets in Excess of Liabilities - 39.1%	26,677,591
	TOTAL NET ASSETS - 100.0%	$68,146,542

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,468,951.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Energy Select Sector Index	297,014	$204,281,877	0.525%	10/16/2017	$(173,267)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 28.9%
Accommodation - 0.1%
54,362	Host Hotels & Resorts, Inc.	$841,524
Administrative and Support Services - 1.8%
1,927	Donnelley Financial Solutions, Inc. (a)	41,334
2,686	Dun & Bradstreet Corp.	335,347
8,749	Equifax, Inc.	1,084,614
19,222	Iron Mountain, Inc.	648,358
12,519	Moody's Corp.	1,258,410
24,278	Navient Corp.	310,273
83,717	PayPal Holdings, Inc. (a)	3,487,650
3,913	TransUnion (a)	122,242
141,058	Visa, Inc. Class A	11,638,696
		18,926,924
Amusement, Gambling, and Recreation Industries - 0.1%
11,320	Global Payments, Inc.	820,926
Computer and Electronic Product Manufacturing - 0.0% (†)
6,520	CoreLogic, Inc. (a)	277,491
Credit Intermediation and Related Activities - 11.2%
32,772	Ally Financial, Inc.	592,190
59,180	American Express Co.	3,930,736
11,593	Ameriprise Financial, Inc.	1,024,705
11,003	Associated Banc-Corp	223,361
760,882	Bank of America Corp.	12,554,553
3,133	Bank of Hawaii Corp.	235,445
77,459	Bank of New York Mellon Corp.	3,351,651
7,321	BankUnited, Inc.	213,334
60,146	BB&T Corp.	2,357,723
1,895	BOK Financial Corp.	134,583
37,759	Capital One Financial Corp.	2,795,676
14,697	CIT Group, Inc.	533,942
217,365	Citigroup, Inc.	10,683,490
39,128	Citizens Financial Group, Inc.	1,030,631
12,890	Comerica, Inc.	671,440
6,132	Commerce Bancshares, Inc.	305,496
609	Credit Acceptance Corp. (a)	112,117
3,921	Cullen/Frost Bankers, Inc.	297,957
30,341	Discover Financial Services	1,709,109
10,586	East West Bancorp, Inc.	418,253
3,679	Euronet Worldwide, Inc. (a)	292,664
23,985	Fidelity National Information Services, Inc.	1,772,971
56,472	Fifth Third Bancorp	1,228,831
1,796	First Hawaiian, Inc. (a)	48,995
17,006	First Horizon National Corp.	262,062
10,763	First Republic Bank	801,090
6,765	FleetCor Technologies, Inc. (a)	1,185,904
79,418	Huntington Bancshares, Inc.	841,831
269,492	JPMorgan Chase & Co.	18,665,016
79,644	KeyCorp	1,124,573
11,049	M&T Bank Corp.	1,356,044
71,336	MasterCard, Inc. Class A	7,634,379
35,030	New York Community Bancorp, Inc.	503,031
15,293	Northern Trust Corp.	1,107,519
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
3,907	OneMain Holdings, Inc. (a)	$110,724
8,754	PacWest Bancorp	379,836
22,812	People's United Financial, Inc.	370,467
36,951	PNC Financial Services Group, Inc.	3,532,516
7,555	Popular, Inc.	274,246
93,687	Regions Financial Corp.	1,003,388
7,785	Santander Consumer USA Holdings, Inc. (a)	94,977
3,900	Signature Bank (a)	470,184
31,436	SLM Corp. (a)	221,624
29,163	State Street Corp.	2,047,534
37,070	SunTrust Banks, Inc.	1,676,676
3,816	SVB Financial Group (a)	466,582
61,793	Synchrony Financial	1,766,662
9,181	Synovus Financial Corp.	303,616
11,582	TCF Financial Corp.	165,623
4,207	TFS Financial Corp.	74,969
120,165	U.S. Bancorp	5,378,585
338,291	Wells Fargo & Co.	15,564,769
6,882	Western Alliance Bancorp (a)	257,112
36,346	Western Union Co.	729,464
14,854	Zions Bancorporation	478,447
		115,369,303
Data Processing, Hosting and Related Services - 0.3%
23,097	First Data Corp. (a)	323,127
16,390	Fiserv, Inc. (a)	1,614,087
12,266	Total System Services, Inc.	611,828
		2,549,042
Funds, Trusts, and Other Financial Vehicles - 0.1%
24,486	AGNC INVT Corp.	491,189
13,827	Chimera Investment Corp.	216,669
13,244	Northstar Reality Financial Corp.	192,303
		900,161
Insurance Carriers and Related Activities - 6.3%
29,725	Aflac, Inc.	2,047,161
1,102	Alleghany Corp. (a)	568,863
6,450	Allied World Assurance Co. Holdings AG	277,221
27,652	Allstate Corp.	1,877,571
5,041	American Financial Group, Inc.	375,554
82,078	American International Group, Inc.	5,064,213
537	American National Insurance Co.	62,915
6,510	Amtrust Financial Services, Inc.	171,799
19,451	Aon PLC	2,155,754
8,457	Arch Capital Group Ltd. (a)	659,392
12,946	Arthur J. Gallagher & Co.	624,386
4,430	Aspen Insurance Holdings Ltd.	213,747
4,564	Assurant, Inc.	367,493
9,819	Assured Guaranty Ltd.	293,490
6,747	Axis Capital Holdings Ltd.	384,377
139,991	Berkshire Hathaway, Inc. Class B (a)	20,200,701
8,590	Brown & Brown, Inc.	316,627

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2016

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
34,199	Chubb Limited	$4,343,273
11,074	Cincinnati Financial Corp.	783,818
1,994	CNA Financial Corp.	72,921
4,718	Endurance Specialty Holdings Ltd.	433,820
1,797	Erie Indemnity Co. Class A	183,995
3,095	Everest Re Group Ltd.	629,894
7,859	First American Financial Corp.	306,972
19,385	FNF Group	696,115
3,123	Hanover Insurance Group, Inc.	237,941
28,920	Hartford Financial Services Group, Inc.	1,275,661
17,631	Lincoln National Corp.	865,506
20,678	Loews Corp.	889,774
1,008	Markel Corp. (a)	884,449
38,562	Marsh & McLennan Companies, Inc.	2,444,445
2,006	Mercury General Corp.	109,267
68,809	MetLife, Inc.	3,231,271
17,828	Old Republic International Corp.	300,580
19,763	Principal Financial Group, Inc.	1,079,060
3,877	ProAssurance Corp.	206,644
42,975	Progressive Corp.	1,354,142
32,685	Prudential Financial, Inc.	2,771,361
4,717	Reinsurance Group of America, Inc.	508,776
3,123	RenaissanceRe Holdings Ltd.	388,158
8,770	Torchmark Corp.	556,106
21,584	Travelers Companies, Inc.	2,334,957
17,574	Unum Group	622,120
5,548	Validus Holdings Ltd.	283,503
15,094	Voya Financial, Inc.	461,122
7,066	W.R. Berkley Corp.	403,469
343	White Mountains Insurance Group Ltd.	284,594
20,467	XL Group Ltd.	710,205
		65,315,183
Professional, Scientific, and Technical Services - 0.3%
4,260	Alliance Data Systems Corp.	871,042
8,687	Broadridge Financial Solutions, Inc.	561,702
2,961	FactSet Research System, Inc.	458,126
5,805	Jack Henry & Associates, Inc.	470,321
6,341	LPL Investment Holdings, Inc.	196,317
6,048	Lamar Advertising Co.	383,746
10,187	Outfront Media, Inc.	219,122
2,845	WEX, Inc. (a)	310,389
		3,470,765
Publishing Industries (except Internet) - 0.1%
3,811	Square, Inc. (a)	42,683
22,164	Thomson Reuters Corp.	873,484
		916,167
Real Estate - 5.2%
5,686	Alexandria Real Estate Equities, Inc.	613,008
9,646	American Campus Communities, Inc.	502,653
Shares		Fair Value
Real Estate (continued)
12,284	American Homes 4 Rent	$259,315
31,176	American Tower Corp.	3,653,515
75,141	Annaly Capital Management, Inc.	778,461
11,506	Apartment Investment & Management Co. Class A	507,069
12,116	Apple Hospitality REIT, Inc.	218,451
10,128	AvalonBay Communities, Inc.	1,733,711
11,301	Boston Properties, Inc.	1,361,544
12,693	Brandywine Realty Trust	196,741
14,119	Brixmor Property Group, Inc.	358,905
6,193	Care Capital Properties, Inc.	164,548
22,138	CBRE Group, Inc. Class A (a)	570,275
6,304	Camden Property Trust	513,398
9,122	Columbia Property Trust, Inc.	192,292
9,014	Communications Sales & Leasing, Inc.	256,268
6,967	Corporate Office Properties Trust	185,949
8,624	Corrections Corporation of America	124,617
13,097	Cubesmart	341,439
6,639	DCT Industrial Trust, Inc.	310,373
22,697	DDR Corp.	347,037
10,855	Digital Realty Trust, Inc.	1,014,183
10,311	Douglas Emmett, Inc.	376,352
25,553	Duke Realty Corp.	668,211
4,650	EPR Properties	338,148
8,951	Empire State Realty Trust, Inc.	175,171
9,008	Equity Commonwealth (a)	272,132
5,633	Equity Lifestyle Properties, Inc.	427,207
6,752	Equity One, Inc.	192,432
26,341	Equity Residential	1,626,557
4,809	Essex Property Trust, Inc.	1,029,559
8,893	Extra Space Storage, Inc.	650,523
5,210	Federal Realty Investment Trust	756,648
16,853	Forest City Realty Trust, Inc.	363,856
13,810	Gaming & Leisure Properties, Inc.	453,382
42,539	General Growth Properties, Inc.	1,061,348
34,543	HCP, Inc.	1,183,098
9,976	Healthcare Trust of America, Inc. Class A	305,266
7,064	Highwoods Properties, Inc.	350,586
11,850	Hospitality Properties Trust	324,216
2,669	Howard Hughes Corp. (a)	293,136
3,326	Jones Lang LaSalle, Inc.	322,123
6,676	Kilroy Realty Corp.	479,537
29,812	Kimco Realty Corp.	793,297
10,783	Liberty Property Trust	435,957
3,365	Life Storage, Inc.	271,387
10,593	Macerich Co.	749,773
27,294	MFA Financial, Inc.	199,519
5,563	Mid-America Apartment Communities, Inc.	515,968
10,540	National Retail Properties, Inc.	480,835

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2016

Shares		Fair Value
Real Estate (continued)
13,606	Northstar Asset Management Group, Inc.	$186,402
13,580	Omega Healthcare Investors, Inc.	432,251
13,296	Paramount Group, Inc.	206,753
10,690	Piedmont Office Realty Trust, Inc. Class A	218,931
3,887	Post Properties, Inc.	255,726
38,588	Prologis, Inc.	2,012,750
10,904	Public Storage	2,330,403
9,059	Rayonier, Inc.	242,962
10,673	Realogy Holdings Corp.	244,305
19,034	Realty Income Corp.	1,127,574
7,612	Regency Centers Corp.	548,597
17,522	Retail Properties of America, Inc. Class A	272,818
7,207	SL Green Realty Corp.	707,872
17,374	Senior Housing Properties Trust	369,545
22,768	Simon Property Group, Inc.	4,233,937
35,382	Spirit Reality Capital, Inc.	421,400
17,106	Starwood Property Trust, Inc.	380,437
4,605	Sun Communities, Inc.	354,263
6,875	Tanger Factory Outlet Centers, Inc.	239,250
4,319	Taubman Centers, Inc.	312,955
25,520	Two Harbors Investment Corp.	212,582
19,573	UDR, Inc.	684,468
24,965	Ventas, Inc.	1,691,379
71,483	VEREIT, Inc.	671,940
12,685	Vornado Realty Trust	1,176,914
8,594	Weingarten Realty Investors	311,189
26,391	Welltower, Inc.	1,808,575
54,797	Weyerhaeuser Co.	1,640,074
7,636	WP Carey Inc.	463,811
3,771	Zillow Group, Inc. Class A (a)	124,556
7,564	Zillow Group, Inc. Class C (a)	252,335
		53,436,930
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.0%
3,965	Affiliated Managers Group (a)	525,997
2,753	Artisan Partners Asset Management, Inc.	71,578
9,249	BlackRock, Inc.	3,156,129
5,982	CBOE Holdings, Inc.	378,122
86,190	Charles Schwab Corp.	2,732,223
24,979	CME Group, Inc.	2,500,398
20,612	E*TRADE Financial Corp. (a)	580,434
8,090	Eaton Vance Corp.	283,635
6,890	Federated Investors, Inc. Class B	186,030
26,648	Franklin Resources, Inc.	896,972
28,547	Goldman Sachs Group, Inc.	5,088,217
4,661	Interactive Brokers Group, Inc. Class A	154,699
8,697	Intercontinental Exchange, Inc.	2,351,582
30,379	Invesco Ltd. (b)	853,346
9,403	Lazard Ltd. Class A	342,833
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
7,759	Legg Mason, Inc.	$222,839
2,708	Marketaxess Holdings, Inc.	408,258
105,583	Morgan Stanley	3,544,421
1,327	Morningstar, Inc.	93,726
6,718	MSCI, Inc. Class A	538,717
8,269	NASDAQ OMX Group, Inc.	528,968
9,327	Raymond James Financial, Inc.	560,739
19,487	S&P Global, Inc.	2,374,491
11,124	Store Cap Corp.	303,574
9,427	SEI Investments Co.	417,899
17,931	T. Rowe Price Group, Inc.	1,147,763
18,359	TD Ameritrade Holding Corp.	628,061
11,438	Vantiv, Inc. Class A (a)	667,522
		31,539,173
Telecommunications - 0.4%
24,840	Crown Castle International Corp.	2,260,192
5,209	Cyrusone, Inc.	232,374
5,116	Equinix, Inc.	1,827,844
		4,320,410
Wood Product Manufacturing - 0.0% (†)
24,266	Leucadia National Corp.	453,046
	TOTAL COMMON STOCKS (Cost $313,077,342)	$299,137,045
SHORT TERM INVESTMENTS - 43.6%
Money Market Funds - 43.6%
89,117,510	Dreyfus Treasury Prime Cash Management, 0.20% (b)	$89,117,510
105,236,700	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	105,236,700
122,549,279	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (b)	122,549,279
133,816,582	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (b)	133,816,582
	TOTAL SHORT TERM INVESTMENTS (Cost $450,720,071) (c)	$450,720,071
	TOTAL INVESTMENTS (Cost $763,797,413) - 72.5%	$749,857,116
	Other Assets in Excess of Liabilities - 27.5%	284,348,122
	TOTAL NET ASSETS - 100.0%	$1,034,205,238

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $450,720,071.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	445,523	$535,170,619	(0.974%)	1/26/2017	$69,174,073
Citibank N.A.	Russell 1000® Financial Services Index	324,459	420,112,359	(0.925%)	2/21/2017	17,609,403
Deutsche Bank AG London	Russell 1000® Financial Services Index	66,776	89,527,616	(0.825%)	4/18/2017	318,585
BNP Paribas	Russell 1000® Financial Services Index	60,793	73,215,213	(0.875%)	9/20/2017	9,259,385
UBS Securities LLC	Russell 1000® Financial Services Index	25,000	33,504,850	(0.875%)	11/3/2017	102,975
BNP Paribas	Russell 1000® Financial Services Index	86,840	113,398,155	(0.875%)	11/15/2017	4,143,039
BNP Paribas	Russell 1000® Financial Services Index	107,355	139,225,648	(0.875%)	12/20/2017	5,917,146
Credit Suisse International	Russell 1000® Financial Services Index	890,558	1,194,561,047	(0.715%)	3/13/2018	6,670,761
BNP Paribas	Russell 1000® Financial Services Index	1,160	1,591,465	(0.875%)	3/20/2018	(29,222)
BNP Paribas	Russell 1000® Financial Services Index	39,615	53,411,225	(0.875%)	4/18/2018	(89,170)
BNP Paribas	Russell 1000® Financial Services Index	3,875	5,209,349	(0.875%)	5/16/2018	549
BNP Paribas	Russell 1000® Financial Services Index	33,404	45,001,046	(0.875%)	5/16/2018	(90,827)
			$2,703,928,592			$112,986,697

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 63.4%
Money Market Funds - 63.4%
29,891,086	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$29,891,086
132,554,790	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	132,554,790
18,480,727	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	18,480,727
17,844,684	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	17,844,684
	TOTAL SHORT TERM INVESTMENTS (Cost $198,771,287) (b)	$198,771,287
	TOTAL INVESTMENTS (Cost $198,771,287) - 63.4%	$198,771,287
	Other Assets in Excess of Liabilities - 36.6%	114,520,431
	TOTAL NET ASSETS - 100.0%	$313,291,718

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $198,771,287.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Citibank N.A.	Russell 1000® Financial Services Index	111,196	$148,745,428	0.175%	2/21/2017	$(1,240,099)
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	47,016	60,868,912	0.374%	3/28/2017	(2,718,246)
Deutsche Bank AG London	Russell 1000® Financial Services Index	45,413	60,553,726	0.125%	8/21/2017	(547,525)
UBS Securities LLC	Russell 1000® Financial Services Index	25,000	33,284,082	0.525%	11/10/2017	(333,300)
BNP Paribas	Russell 1000® Financial Services Index	5,508	7,311,217	(0.075%)	2/21/2018	(138,509)
Credit Suisse International	Russell 1000® Financial Services Index	434,281	583,064,875	0.525%	3/13/2018	(2,349,245)
BNP Paribas	Russell 1000® Financial Services Index	3,790	5,190,424	(0.075%)	3/21/2018	78,627
BNP Paribas	Russell 1000® Financial Services Index	21,610	28,794,849	(0.075%)	4/18/2018	(290,879)
BNP Paribas	Russell 1000® Financial Services Index	5,312	7,140,790	(0.075%)	5/16/2018	(3,213)
			$934,954,303			$(7,542,389)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 49.5%
31,930,641	Market Vectors® Gold Miners ETF	$782,939,318
	TOTAL INVESTMENT COMPANIES (Cost $829,924,079)	$782,939,318
SHORT TERM INVESTMENTS - 57.9%
Money Market Funds - 57.9%
303,692,909	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$303,692,909
384,176,863	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	384,176,863
188,709,327	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	188,709,327
38,975,258	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	38,975,258
	TOTAL SHORT TERM INVESTMENTS (Cost $915,554,357) (b)	$915,554,357
	TOTAL INVESTMENTS (Cost $1,745,478,436) - 107.4%	$1,698,493,675
	Liabilities in Excess of Other Assets - (7.4)%	(116,275,685)
	TOTAL NET ASSETS - 100.0%	$1,582,217,990

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $915,554,357.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Market Vectors® Gold Miners ETF	36,739,345	$980,985,903	(0.975%)	3/16/2017	$(81,422,841)
Bank of America Merrill Lynch	Market Vectors® Gold Miners ETF	4,500,000	116,733,342	(0.974%)	3/28/2017	(6,583,462)
BNP Paribas	Market Vectors® Gold Miners ETF	6,689,071	124,718,768	(0.875%)	9/20/2017	38,624,394
UBS Securities LLC	Market Vectors® Gold Miners ETF	9,000,000	221,308,191	(0.975%)	11/17/2017	(685,706)
Credit Suisse International	Market Vectors® Gold Miners ETF	48,302,360	1,338,881,965	(0.915%)	1/29/2018	(156,645,907)
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	39,427,356	944,580,823	(0.975%)	1/30/2018	21,814,872
BNP Paribas	Market Vectors® Gold Miners ETF	13,000,000	302,520,492	(0.875%)	4/18/2018	16,078,040
BNP Paribas	Market Vectors® Gold Miners ETF	4,000,000	93,378,672	(0.875%)	5/16/2018	4,669,456
			$4,123,108,156			$(164,151,154)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 82.1%
Money Market Funds - 82.1%
36,483,281	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$36,483,281
124,225,906	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	124,225,906
36,445,710	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	36,445,710
15,384,627	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	15,384,627
	TOTAL SHORT TERM INVESTMENTS (Cost $212,593,524) (b)	$212,539,524
	TOTAL INVESTMENTS (Cost $212,539,524) - 82.1%	$212,539,524
	Other Assets in Excess of Liabilities - 17.9%	46,171,393
	TOTAL NET ASSETS - 100.0%	$258,710,917

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $212,539,524.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Market Vectors® Gold Miners ETF	2,500,000	$58,763,245	0.474%	3/28/2017	$(2,452,876)
Credit Suisse International	Market Vectors® Gold Miners ETF	14,310,320	375,014,235	0.525%	9/22/2017	24,434,263
UBS Securities LLC	Market Vectors® Gold Miners ETF	278,011	6,896,418	0.524%	11/20/2017	80,693
Citibank N.A.	Market Vectors® Gold Miners ETF	6,918,048	182,403,157	0.375%	3/12/2018	12,831,447
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	2,106,991	49,991,397	0.375%	3/13/2018	(1,669,938)
BNP Paribas	Market Vectors® Gold Miners ETF	500,000	11,417,716	0.275%	4/18/2018	(839,981)
BNP Paribas	Market Vectors® Gold Miners ETF	5,041,530	119,838,146	0.275%	5/16/2018	(3,772,209)
			$804,324,314			$28,611,399
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 24.0%
585,606	Health Care Select Sector SPDR® Fund	$39,446,420
	TOTAL INVESTMENT COMPANIES (Cost $41,756,423)	$39,446,420
SHORT TERM INVESTMENTS - 64.8%
Money Market Funds - 64.8%
19,560	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$19,560
11,860,002	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	11,860,002
7,706,011	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	7,706,011
86,781,984	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	86,781,984
	TOTAL SHORT TERM INVESTMENTS (Cost $106,367,557) (b)	$106,367,557
	TOTAL INVESTMENTS (Cost $148,123,980) - 88.8%	$145,813,977
	Other Assets in Excess of Liabilities - 11.2%	18,371,872
	TOTAL NET ASSETS - 100.0%	$164,185,849

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $106,367,557.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Health Care Select Sector Index	146,945	$102,621,081	(0.875%)	8/7/2017	$(3,294,522)
UBS Securities LLC	Health Care Select Sector Index	101,699	70,099,848	(0.884%)	11/24/2017	(1,357,510)
Bank of America Merrill Lynch	Health Care Select Sector Index	421,673	298,662,961	(0.924%)	1/26/2018	(13,681,731)
			$471,383,890			$(18,333,763)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.1%
Money Market Funds - 80.1%
274,504	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$274,504
851,533	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	851,533
470,005	Goldman Sachs Financial Square Treasury Obligations Fund, 0.18% (a)	470,005
	TOTAL SHORT TERM INVESTMENTS (Cost $1,596,042) (b)	$1,596,042
	TOTAL INVESTMENTS (Cost $1,596,042) - 80.1%	$1,596,042
	Other Assets in Excess of Liabilities - 19.9%	396,279
	TOTAL NET ASSETS - 100.0%	$1,992,321

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,596,042.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Health Care Select Sector Index	849	$608,575	0.325%	7/6/2017	$33,983
Credit Suisse International	Health Care Select Sector Index	4,271	3,140,184	0.175%	8/7/2017	241,349
UBS Securities LLC	Health Care Select Sector Index	191	129,118	0.484%	11/30/2017	—
Bank of AmericaMerrill Lynch	Health Care Select Sector Index	3,531	2,478,874	0.424%	1/26/2018	91,412
			$6,356,751			$366,744

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 29.7%
24,500	iShares U.S. Home Construction ETF	$631,610
	TOTAL INVESTMENT COMPANIES (Cost $702,321)	$631,610
SHORT TERM INVESTMENTS - 66.6%
Money Market Funds - 66.6%
632,948	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$632,948
780,158	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	780,158
	TOTAL SHORT TERM INVESTMENTS (Cost $1,413,106) (b)	$1,413,106
	TOTAL INVESTMENTS (Cost $2,115,427) - 96.3%	$2,044,716
	Other Assets in Excess of Liabilities - 3.7%	78,949
	TOTAL NET ASSETS - 100.0%	$2,123,665

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,413,106.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	Dow Jones U.S. Select Home Construction Index	181	$881,903	(0.725%)	5/19/2017	$(49,680)
Bank of America Merrill Lynch	Dow Jones U.S. Select Home Construction Index	434	2,231,254	(0.774%)	1/26/2018	(235,809)
Credit Suisse International	Dow Jones U.S. Select Home Construction Index	633	3,031,627	(0.925%)	3/19/2018	(122,631)
			$6,144,784			$(408,120)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 51.6%
Money Market Funds - 51.6%
182,928	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$182,928
972,698	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	972,698
773	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	773
880,103	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	880,103
	TOTAL SHORT TERM INVESTMENTS (Cost $2,036,502) (b)	$2,036,502
	TOTAL INVESTMENTS (Cost $2,036,502) - 51.6%	$2,036,502
	Other Assets in Excess of Liabilities - 48.4%	1,907,330
	TOTAL NET ASSETS - 100.0%	$3,943,832

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,036,502.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Dow Jones U.S. Select Home Construction Index	634	$3,195,887	0.074%	7/26/2017	$277,546
Deutsche Bank AG London	Dow Jones U.S. Select Home Construction Index	908	4,311,780	0.025%	10/12/2017	135,604
Citibank N.A.	Dow Jones U.S. Select Home Construction Index	194	878,441	0.284%	12/1/2017	(13,641)
Credit Suisse International	Dow Jones U.S. Select Home Construction Index	813	4,304,130	(0.025%)	3/19/2018	519,878
Bank of America Merrill Lynch	Dow Jones U.S. Select Home Construction Index	24	124,349	0.074%	3/26/2018	13,865
			$12,814,587			$933,252

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 40.2%
7,037,325	VanEck VectorsTM Junior Gold Miners ETF	$286,278,381
	TOTAL INVESTMENT COMPANIES (Cost $295,909,584)	$286,278,381
SHORT TERM INVESTMENTS - 40.1%
Money Market Funds - 40.1%
104,933,111	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$104,933,111
42,573,165	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	42,573,165
120,250,976	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	120,250,976
17,895,968	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.22% (a)	17,895,968
	TOTAL SHORT TERM INVESTMENTS (Cost $285,653,220) (b)	$285,653,220
	TOTAL INVESTMENTS - 80.3% (Cost $581,562,804)	$571,931,601
	Other Assets in Excess of Liabilities - 19.7%	140,749,828
	TOTAL NET ASSETS - 100.0%	$712,681,429

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $285,653,220.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital VanEck VectorsTM Junior Services	Gold Miners ETF	2,725,659	$79,446,827	(1.275%)	1/3/2017	$30,864,895
BNP Paribas	VanEck VectorsTM Junior Gold Miners ETF	8,158,302	295,563,784	(0.875%)	7/19/2017	35,284,216
UBS Securities, LLC	VanEck VectorsTM Junior Gold Miners ETF	5,434,667	226,005,626	(0.975%)	11/17/2017	(4,971,474)
Citibank N.A.	VanEck VectorsTM Junior Gold Miners ETF	6,239,510	293,168,833	(0.825%)	1/5/2018	(39,622,565)
Deutsche Bank AG London	VanEck VectorsTM Junior Gold Miners ETF	19,000,831	746,509,287	(1.025%)	1/9/2018	26,094,236
Credit Suisse International	VanEck VectorsTM Junior Gold Miners ETF	3,963,789	76,941,799	(0.975%)	2/22/2018	83,751,332
			$1,717,636,156			$131,400,640

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 77.6%
Money Market Funds - 77.6%
15,100,708	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$15,100,708
39,902,087	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	39,902,087
8,705,319	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,705,319
	TOTAL SHORT TERM INVESTMENTS (Cost $63,708,114) (b)	$63,708,114
	TOTAL INVESTMENTS (Cost $63,708,114) - 77.6%	$63,708,114
	Other Assets in Excess of Liabilities - 22.4%	18,387,906
	TOTAL NET ASSETS - 100.0%	$82,096,020

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $63,708,114.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	VanEck VectorsTM Junior Gold Miners ETF	1,496,936	$75,455,002	0.175%	7/10/2017	$14,587,859
Credit Suisse International	VanEck VectorsTM Junior Gold Miners ETF	2,043,394	89,111,716	0.175%	12/18/2017	6,010,264
Deutsche Bank AG London	VanEck VectorsTM Junior Gold Miners ETF	1,683,123	67,521,688	0.125%	4/4/2018	(946,823)
BNP Paribas	VanEck VectorsTM Junior Gold Miners ETF	131,204	4,913,919	0.275%	4/18/2018	(422,486)
BNP Paribas	VanEck VectorsTM Junior Gold Miners ETF	500,000	20,400,919	0.275%	5/16/2018	61,697
BNP Paribas	VanEck VectorsTM Junior Gold Miners ETF	200,000	8,130,374	0.275%	5/16/2018	(5,193)
			$265,533,618			$19,285,318

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 23.2%
Oil and Gas Extraction - 18.2%
18,496	Anadarko Petroleum Corp.	$1,099,402
29,550	Cabot Oil & Gas Corp.	617,004
106,655	Chesapeake Energy Corp. (a)	587,669
4,918	Cimarex Energy Co.	635,061
7,535	Concho Resources, Inc. (a)	956,493
11,147	Continental Resources, Inc. (a)	545,200
23,660	Devon Energy Corp.	896,477
50,114	Encana Corp.	478,088
10,166	Gulfport Energy Corp. (a)	245,102
7,571	Matador Resources Co. (a)	165,123
16,336	Newfield Exploration Co. (a)	663,078
26,070	Noble Energy, Inc.	898,633
3,882	PDC Energy, Inc. (a)	238,083
21,295	QEP Resources, Inc.	342,211
16,211	Range Resources Corp.	547,770
7,936	Rice Energy, Inc. (a)	175,306
9,520	SM Energy Co.	320,158
61,006	Southwestern Energy Co. (a)	633,852
2,570	Unit Corp. (a)	44,024
33,536	WPX Energy, Inc. (a)	364,201
		10,452,935
Petroleum and Coal Products Manufacturing - 1.0%
34,490	Statoil ASA ADR	560,118
Support Activities for Mining - 1.0%
17,396	Antero Resources Corp. (a)	460,472
12,812	Synergy Resources Corp. (a)	87,634
		548,106
Utilities - 2.7%
11,792	EQT Corp.	778,272
19,930	Kinder Morgan, Inc.	407,170
9,270	Spectra Energy Corp.	387,579
		1,573,021
Water Transportation - 0.3%
8,175	Golar LNG Ltd.	178,951
	TOTAL COMMON STOCKS (Cost $12,198,685)	$13,313,131
MASTER LIMITED PARTNERSHIPS - 2.4%
Oil and Gas Extraction - 2.4%
10,764	Enbridge Energy Partners LP	$265,333
2,812	EQT Midstream Partners LP	210,534
956	NuStar Energy LP	45,114
7,936	ONEOK Partners LP	315,377
2,037	Spectra Energy Partners LP	86,858
2,723	Western Gas Partners LP	150,173
9,269	Williams Partners LP	332,015
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,358,994)	$1,405,404
Shares		Fair Value
SHORT TERM INVESTMENTS - 57.9%
Money Market Funds - 57.9%
7,155,801	Dreyfus Treasury Securities Cash Management, 0.20% (b)	$7,155,801
14,572,289	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	14,572,289
10,276,834	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (b)	10,276,834
1,143,109	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (b)	1,143,109
	TOTAL SHORT TERM INVESTMENTS (Cost $33,148,033) (c)	$33,148,033
	TOTAL INVESTMENTS - 83.5% (Cost $48,705,712)	$47,866,568
	Other Assets in Excess of Liabilities - 16.5%	9,426,634
	TOTAL NET ASSETS - 100.0%	$57,293,202

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $33,148,033.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	804,763	$19,868,905	(0.675%)	1/17/2017	$3,767,704
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	165,440	5,043,114	(0.875%)	4/18/2017	(209,904)
Citibank N.A.	ISE-Revere Natural Gas IndexTM	1,445,067	41,445,204	(0.725%)	5/19/2017	877,340
Credit Suisse International	ISE-Revere Natural Gas IndexTM	1,751,583	54,835,992	(0.825%)	9/25/2017	(3,653,525)
BNP Paribas	ISE-Revere Natural Gas IndexTM	273,681	8,053,853	(0.775%)	1/16/2018	(48,441)
BNP Paribas	ISE-Revere Natural Gas IndexTM	353,259	10,543,731	(0.775%)	1/17/2018	(203,293)
BNP Paribas	ISE-Revere Natural Gas IndexTM	584,833	18,324,142	(0.775%)	4/18/2018	(1,235,169)
			$158,114,941			$(705,288)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 60.8%
Money Market Funds - 60.8%
309,071	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$309,071
4,311,309	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	4,311,309
	TOTAL SHORT TERM INVESTMENTS (Cost $4,620,380) (b)	$4,620,380
	TOTAL INVESTMENTS (Cost $4,620,380) - 60.8%	$4,620,380
	Other Assets in Excess of Liabilities - 39.2%	2,981,979
	TOTAL NET ASSETS - 100.0%	$7,602,359

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,620,380.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	61,790	$1,843,542	0.025%	12/7/2016	$37,945
Citibank N.A.	ISE-Revere Natural Gas IndexTM	106,368	3,216,481	(0.525%)	3/10/2017	106,917
Credit Suisse International	ISE-Revere Natural Gas IndexTM	612,372	19,514,255	0.025%	6/5/2017	1,605,156
			$24,574,278			$1,750,018

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 25.3%
230,106	Vanguard REIT ETF	$18,813,467
	TOTAL INVESTMENT COMPANIES (Cost $20,297,413)	$18,813,467
SHORT TERM INVESTMENTS - 56.6%
Money Market Funds - 56.6%
6,039	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$6,039
40,278,636	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	40,278,636
1,751,912	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	1,751,912
	TOTAL SHORT TERM INVESTMENTS (Cost $42,036,587) (b)	$42,036,587
	TOTAL INVESTMENTS (Cost $62,334,000) - 81.9%	$60,850,054
	Other Assets in Excess of Liabilities - 18.1%	13,481,192
	TOTAL NET ASSETS - 100.0%	$74,331,246

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $42,036,587.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	MSCI US REIT IndexSM	140,723	$160,921,615	(0.875%)	2/13/2017	$(1,393,517)
Deutsche Bank AG London	MSCI US REIT IndexSM	34,912	40,218,612	(0.725%)	3/17/2017	(362,899)
Bank of America Merrill Lynch	MSCI US REIT IndexSM	5,771	6,507,411	(1.024%)	1/26/2018	(8,097)
			$207,647,638			$(1,764,513)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.4%
Money Market Funds - 71.4%
8,050,355	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$8,050,355
3,751,531	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	3,751,531
2,036,878	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	2,036,878
2,550,259	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	2,550,259
	TOTAL SHORT TERM INVESTMENTS (Cost $16,389,023) (b)	$16,389,023
	TOTAL INVESTMENTS (Cost $16,389,023) - 71.4%	$16,389,023
	Other Assets in Excess of Liabilities - 28.6%	6,577,523
	TOTAL NET ASSETS - 100.0%	$22,966,546

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $16,389,023.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	MSCI US REIT IndexSM	4,411	$5,007,291	(0.375%)	3/17/2017	$35,631
Bank of America Merrill Lynch	MSCI US REIT IndexSM	8,809	10,192,384	(0.176%)	3/28/2017	261,807
Citibank N.A.	MSCI US REIT IndexSM	34,038	40,245,462	0.275%	4/7/2017	1,544,560
Credit Suisse International	MSCI US REIT IndexSM	6,985	7,723,897	(0.425%)	11/8/2017	(139,438)
BNP Paribas	MSCI US REIT IndexSM	3,616	4,465,170	(0.125%)	2/21/2018	348,954
BNP Paribas	MSCI US REIT IndexSM	587	720,938	(0.125%)	3/21/2018	54,954
BNP Paribas	MSCI US REIT IndexSM	2,770	3,332,391	(0.125%)	4/18/2018	208,808
			$71,687,533			$2,315,276

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 49.0%
Credit Intermediation and Related Activities - 49.0%
856	Associated Banc-Corp	$17,377
716	BancorpSouth, Inc.	16,826
231	Bank of Hawaii Corp.	17,360
438	Bank of the Ozarks, Inc.	16,188
554	BankUnited, Inc.	16,144
543	Cathay General Bancorp	16,263
687	Citizens Financial Group, Inc.	18,096
510	Columbia Banking System, Inc.	16,840
341	Commerce Bancshares, Inc.	16,989
349	Community Bank System, Inc.	16,441
109	Credicorp Ltd.	16,206
238	Cullen/Frost Bankers, Inc.	18,086
458	East West Bancorp, Inc.	18,096
866	EVERBANK FINL Corp.	16,722
1,360	F.N.B. Corp.	17,775
816	Fifth Third Bancorp	17,756
58	First Citizens BancShares, Inc. Class A	16,878
463	First Financial Bankshares, Inc.	16,761
1,105	First Horizon National Corp.	17,028
215	First Republic Bank	16,002
1,155	Fulton Financial Corp.	17,209
586	Glacier Bancorp, Inc.	16,560
500	Great Western Bancorp, Inc.	16,120
523	Hancock Holding Co.	17,547
798	Home Bancshares, Inc.	17,165
972	HOPE BANCORP, Inc.	15,688
1,690	Huntington Bancshares, Inc.	17,914
1,398	Investors Bancorp, Inc.	17,139
145	M&T Bank Corp.	17,796
248	Northern Trust Corp.	17,960
389	PacWest Bancorp	16,879
308	Pinnacle Financial Partners, Inc.	15,893
434	Popular, Inc.	15,754
365	PrivateBancorp, Inc.	16,513
307	Prosperity Bancshares, Inc.	17,029
141	Signature Bank (a)	16,999
961	Sterling Bancorp	17,298
385	SunTrust Banks, Inc.	17,413
153	SVB Financial Group (a)	18,707
518	Synovus Financial Corp.	17,130
1,159	TCF Financial Corp.	16,574
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
309	Texas Capital Bancshares, Inc. (a)	$18,324
606	Trustmark Corp.	16,774
283	UMB Financial Corp.	17,560
1,113	Umpqua Holdings Corp.	17,007
445	United Bankshares, Inc.	16,776
1,723	Valley National Bancorp	16,989
447	Western Alliance Bancorp (a)	16,700
304	Wintrust Financial Corp.	16,401
543	Zions Bancorporation	17,490
	TOTAL COMMON STOCKS (Cost $822,408)	$851,142
SHORT TERM INVESTMENTS - 43.8%
Money Market Funds - 43.8%
166,710	Dreyfus Treasury Securities Cash Management, 0.20% (b)	$166,710
7,819	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	7,819
305,146	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (b)	305,146
280,048	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (b)	280,048
	TOTAL SHORT TERM INVESTMENTS (Cost $759,723) (c)	$759,723
	TOTAL INVESTMENTS (Cost $1,582,131) - 92.8%	$1,610,865
	Other Assets in Excess of Liabilities - 7.2%	124,130
	TOTAL NET ASSETS - 100.0%	$1,734,995

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $759,723.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Solactive US Regional Banks Index	4,923	$771,981	(1.075%)	2/28/2017	$3,603
Bank of America Merrill Lynch	Solactive US Regional Banks Index	9,129	1,382,935	(0.724%)	8/28/2017	58,952
UBS Securities LLC	Solactive US Regional Banks Index	7,581	1,188,322	(0.734%)	11/22/2017	6,327
Credit Suisse International	Solactive US Regional Banks Index	6,002	874,997	(0.775%)	3/19/2018	73,822
			$4,218,235			$142,704

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.1%
Money Market Funds - 71.1%
313,047	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$313,047
20,626	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	20,626
68,443	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	68,443
340,176	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	340,176
	TOTAL SHORT TERM INVESTMENTS (Cost $742,292) (b)	$742,292
	TOTAL INVESTMENTS (Cost $742,292) - 71.1%	$742,292
	Other Assets in Excess of Liabilities - 28.9%	301,734
	TOTAL NET ASSETS - 100.0%	$1,044,026

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $742,292.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Solactive Regional Bank Index	3,003	$456,288	0.325%	2/3/2017	$(17,756)
Citibank N.A.	Solactive Regional Bank Index	8,049	1,239,914	0.275%	2/13/2017	(29,950)
Morgan Stanley Capital Services	Solactive Regional Bank Index	5,013	699,637	0.275%	7/28/2017	(93,916)
Credit Suisse International	Solactive Regional Bank Index	3,815	588,220	0.075%	3/19/2018	(13,276)
			$2,984,059			$(154,898)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 6.4%
Broadcasting (except Internet) - 0.0%(†)
937	Liberty Interactive Corp. Class A (a)	$17,325
Building Material and Garden Equipment and Supplies Dealers - 1.2%
2,633	Home Depot, Inc.	321,253
1,891	Lowe's Companies, Inc.	126,035
		447,288
Clothing and Clothing Accessories Stores - 0.7%
148	Burlington Stores, Inc. (a)	11,091
40	Dillard's, Inc. Class A	2,452
285	Foot Locker, Inc.	19,029
469	Gap, Inc.	12,940
512	L Brands, Inc.	36,961
260	Nordstrom, Inc.	13,520
832	Ross Stores, Inc.	52,033
1,397	TJX Companies, Inc.	103,029
188	Urban Outfitters, Inc. (a)	6,289
		257,344
Electronics and Appliance Stores - 0.1%
585	Best Buy Co., Inc.	22,762
216	GameStop Corp. Class A	5,195
		27,957
Furniture and Home Furnishings Stores - 0.1%
314	Bed Bath & Beyond, Inc.	12,692
186	Williams-Sonoma, Inc.	8,597
		21,289
General Merchandise Stores - 1.6%
921	Costco Wholesale Corp.	136,188
601	Dollar General Corp.	41,523
478	Dollar Tree, Inc. (a)	36,113
649	J.C. Penney Co., Inc. (a)	5,575
390	Kohl's Corp.	17,062
651	Macy's, Inc.	23,755
1,248	Target Corp.	85,775
282	Tractor Supply Co.	17,662
3,201	Wal-Mart Stores, Inc.	224,134
		587,787
Health and Personal Care Stores - 0.1%
308	Sally Beauty Holdings, Inc. (a)	7,990
124	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	30,174
		38,164
Merchant Wholesalers, Durable Goods - 0.1%
200	O'Reilly Automotive, Inc. (a)	52,888
Merchant Wholesalers, Nondurable Goods - 0.0%(†)
157	CST Brands, Inc.	7,539
Miscellaneous Store Retailers - 0.0%(†)
1,360	Staples, Inc.	10,064
Motion Picture and Sound Recording Industries - 0.3%
862	Netflix, Inc. (a)	107,638
Shares		Fair Value
Motor Vehicle and Parts Dealers - 0.3%
149	Advance Auto Parts, Inc.	$20,872
137	AutoNation, Inc. (a)	6,010
62	AutoZone, Inc. (a)	46,014
408	CarMax, Inc. (a)	20,375
81	Penske Automotive Group, Inc.	3,625
		96,896
Nonstore Retailers - 1.8%
823	Amazon.com, Inc. (a)	650,022
Petroleum and Coal Products Manufacturing - 0.0%(†)
78	Murphy USA, Inc. (a)	5,365
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.1%
106	Cabela's, Inc. (a)	6,531
184	Dick's Sporting Goods, Inc.	10,239
196	The Michaels Companies, Inc. (a)	4,557
		21,327
	TOTAL COMMON STOCKS (Cost $2,436,739)	$2,348,893
SHORT TERM INVESTMENTS - 55.0%
Money Market Funds - 55.0%
6,669,286	Dreyfus Treasury Securities Cash Management, 0.20% (b)	$6,669,286
4,048,140	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	4,048,140
1,272,960	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (b)	1,272,960
8,188,064	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (b)	8,188,064
	TOTAL SHORT TERM INVESTMENTS (Cost $20,178,450) (c)	$20,178,450
	TOTAL INVESTMENTS (Cost $22,615,189) - 61.4%	$22,527,343
	Other Assets in Excess of Liabilities - 38.6%	14,161,358
	TOTAL NET ASSETS - 100.0%	$36,688,701

Percentages are stated as a percent of net assets.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,178,450.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Russell Retail 1000® Index	12,592	$33,270,340	(0.775%)	11/2/2016	$3,747,079
Credit Suisse International	Russell Retail 1000® Index	7,774	23,114,031	(0.675%)	2/13/2017	(370,036)
Morgan Stanley Capital Services	Russell Retail 1000® Index	13,630	36,352,148	(0.975%)	3/23/2017	3,673,635
UBS Securities LLC	Russell Retail 1000® Index	2,820	8,421,837	(0.734%)	11/22/2017	(172,218)
			$101,158,356			$6,878,460

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 8.8%
439,599	SPDR® S&P Biotech ETF	$24,683,484
	TOTAL INVESTMENT COMPANIES (Cost $25,521,474)	$24,683,484
SHORT TERM INVESTMENTS - 80.9%
Money Market Funds - 80.9%
76,871,068	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$76,871,068
105,192,142	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	105,192,142
20,174,064	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	20,174,064
24,194,095	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	24,194,095
	TOTAL SHORT TERM INVESTMENTS (Cost $226,431,369) (b)	$226,431,369
	TOTAL INVESTMENTS (Cost $251,952,843) - 89.7%	$251,114,853
	Other Assets in Excess of Liabilities - 10.3%	28,768,027
	TOTAL NET ASSETS - 100.0%	$279,882,880

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $226,431,369.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	S&P Biotechnology Select Industry Index	25,047	$96,730,857	0.276%	3/28/2017	$12,498,701
UBS Securities LLC	S&P Biotechnology Select Industry Index	33,065	134,492,291	0.225%	5/12/2017	9,511,780
Deutsche Bank AG London	S&P Biotechnology Select Industry Index	82,608	389,202,253	0.325%	2/15/2018	(30,022,599)
Citibank N.A.	S&P Biotechnology Select Industry Index	46,793	235,911,814	0.225%	3/20/2018	(32,458,297)
			$856,337,215			$(40,470,415)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.6%
Money Market Funds - 67.6%
26,722,425	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$26,722,425
9,017,628	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	9,017,628
8,905,945	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,905,945
11,093,249	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	11,093,249
	TOTAL SHORT TERM INVESTMENTS (Cost $55,739,247) (b)	$55,739,247
	TOTAL INVESTMENTS (Cost $55,739,247) - 67.6%	$55,739,247
	Other Assets in Excess of Liabilities - 32.4%	26,750,511
	TOTAL NET ASSETS - 100.0%	$82,489,758

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $55,739,247.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	S&P Biotechnology Select Industry Index	12,919	$57,490,353	(0.675%)	2/28/2017	$1,338,148
Bank of America Merrill Lynch	S&P Biotechnology Select Industry Index	9,404	44,337,641	(0.776%)	5/25/2017	3,385,320
Citibank N.A.	S&P Biotechnology Select Industry Index	26,294	133,596,323	(0.575%)	3/2/2018	19,223,535
UBS Securities LLC	S&P Biotechnology Select Industry Index	8,323	43,632,495	(0.725%)	3/20/2018	7,414,833
			$279,056,812			$31,361,836

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 9.1%
151,040	SPDR® S&P® Oil & Gas Exploration & Production ETF	$5,339,264
	TOTAL INVESTMENT COMPANIES (Cost $5,699,826)	$5,339,264
SHORT TERM INVESTMENTS - 53.4%
Money Market Funds - 53.4%
4,446	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$4,446
20,508,968	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	20,508,968
3,424,207	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	3,424,207
7,582,796	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	7,582,796
	TOTAL SHORT TERM INVESTMENTS (Cost $31,520,417) (b)	$31,520,417
	TOTAL INVESTMENTS (Cost $37,220,243) - 62.5%	$36,859,681
	Other Assets in Excess of Liabilities - 37.5%	22,163,965
	TOTAL NET ASSETS - 100.0%	$59,023,646

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,520,417.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse S&P Oil & Gas Exploration & Production International	Select Industry Index	18,292	$98,867,492	(0.625%)	11/28/2016	$(278,971)
Morgan Stanley S&P Oil & Gas Exploration & Production Capital Services	Select Industry Index	8,974	33,645,405	(0.675%)	3/10/2017	14,992,368
UBS Securities LLC	S&P Oil & Gas Exploration & Production Select Industry Index	4,133	22,741,413	(0.075%)	1/19/2018	(440,946)
Deutsche Bank S&P Oil & Gas Exploration & Production AG London	Select Industry Index	483	2,701,921	(0.225%)	2/6/2018	(100,135)
			$157,956,231			$14,172,316

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 57.8%
Money Market Funds - 57.8%
7,483,088	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$7,483,088
8,082,897	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	8,082,897
8,778	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,778
	TOTAL SHORT TERM INVESTMENTS (Cost $15,574,763) (b)	$15,574,763
	TOTAL INVESTMENTS (Cost $15,574,763) - 57.8%	$15,574,763
	Other Assets in Excess of Liabilities - 42.2%	11,375,077
	TOTAL NET ASSETS - 100.0%	$26,949,840

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,574,763.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank S&P Oil & Gas Exploration & Production AG London	Select Industry Index	5,144	$29,604,812	(0.275%)	1/25/2017	$1,876,984
Credit Suisse S&P Oil & Gas Exploration & Production International	Select Industry Index	3,367	18,560,498	(1.475%)	2/6/2017	388,203
Citibank N.A.	S&P Oil & Gas Exploration & Production Select Industry Index	6,497	37,171,585	(0.225%)	7/31/2017	2,135,242
			$85,336,895			$4,400,429

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
COMMON STOCKS - 9.7%
Computer and Electronic Product Manufacturing - 9.1%
32,184	Advanced Micro Devices, Inc. (a)	$232,691
6,740	Analog Devices, Inc.	432,034
14,128	Applied Materials, Inc.	410,842
4,778	Broadcom Ltd.	813,598
2,012	Cavium, Inc. (a)	113,577
2,172	Cirrus Logic, Inc (a)	117,245
3,505	Cree, Inc (a)	78,162
11,155	Cypress Semiconductor Corp.	111,215
4,667	Integrated Device Technology, Inc. (a)	96,654
23,495	Intel Corp.	819,271
17,757	Marvell Technology Group Ltd.	231,374
9,846	Maxim Integrated Products, Inc.	390,197
6,810	Microchip Technology, Inc.	412,346
25,568	Micron Technology, Inc. (a)	438,747
3,933	Microsemi Corp. (a)	165,697
1,860	MKS Instruments, Inc.	93,837
1,409	Monolithic Power Systems, Inc.	111,043
13,129	NVIDIA Corp.	934,260
4,790	NXP Semiconductors NV (a)	479,000
14,435	ON Semiconductor Corp. (a)	168,456
4,442	Qorvo, Inc. (a)	247,197
13,367	QUALCOMM, Inc.	918,580
1,223	Silicon Motion Technology, Corp. ADR	49,666
5,632	Skyworks Solutions, Inc.	433,326
14,671	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	456,268
7,029	Teradyne, Inc.	163,705
12,126	Texas Instruments, Inc.	859,127
7,778	Xilinx, Inc.	395,667
		10,173,782
Machinery Manufacturing - 0.6%
2,183	ASML Holding NV ADR	230,568
4,520	Lam Research Corp.	437,807
		668,375
	TOTAL COMMON STOCKS (Cost $10,462,794)	$10,842,157
Shares		Fair Value
SHORT TERM INVESTMENTS - 56.5%
Money Market Funds - 56.5%
16,685,850	Dreyfus Treasury Securities Cash Management, 0.20% (b)	$16,685,850
11,597,065	Fidelity Investments Money Market Government Portfolio, 0.27% (b)	11,597,065
25,720,980	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (b)	25,720,980
15	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (b)	15
9,399,808	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (b)	9,399,808
	TOTAL SHORT TERM INVESTMENTS (Cost $63,403,718) (c)	$63,403,718
	TOTAL INVESTMENTS (Cost $73,866,512) - 66.2%	$74,245,875
	Other Assets in Excess of Liabilities - 33.8%	37,903,332
	TOTAL NET ASSETS - 100.0%	$112,149,207

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2016.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $63,403,718.

ADR - American Depository Receipt

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	61,606	$41,734,935	(0.725%)	4/4/2017	$9,093,524
Citibank N.A.	PHLX Semiconductor Sector Index	113,669	83,406,808	(0.775%)	5/22/2017	10,394,890
Deutsche Bank AG London	PHLX Semiconductor Sector Index	69,565	56,598,382	(0.775%)	9/8/2017	651,021
UBS Securities LLC	PHLX Semiconductor Sector Index	19,178	15,445,088	(0.775%)	11/10/2017	343,752
BNP Paribas	PHLX Semiconductor Sector Index	9,968	8,120,823	(0.775%)	5/16/2018	86,627
BNP Paribas	PHLX Semiconductor Sector Index	121,400	100,623,972	(0.775%)	5/16/2018	(661,583)
			$305,930,008			$19,908,231

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 79.9%
Money Market Funds - 79.9%
920,787	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$920,787
7,133,612	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	7,133,612
14,583,618	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	14,583,618
18,483,481	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	18,483,481
	TOTAL SHORT TERM INVESTMENTS (Cost $41,121,498) (b)	$41,121,498
	TOTAL INVESTMENTS (Cost $41,121,498) - 79.9%	$41,121,498
	Other Assets in Excess of Liabilities - 20.1%	10,338,671
	TOTAL NET ASSETS - 100.0%	$51,460,169

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,121,498.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	36,982	$30,365,208	0.125%	3/8/2017	$(88,323)
UBS Securities LLC	PHLX Semiconductor Sector Index	68,202	50,025,903	0.275%	5/19/2017	(6,225,405)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	71,152	53,276,030	0.275%	6/27/2017	(5,487,231)
Citibank N.A.	PHLX Semiconductor Sector Index	5,409	4,346,152	0.125%	3/27/2018	(108,279)
BNP Paribas	PHLX Semiconductor Sector Index	1,280	1,058,840	0.275%	5/15/2018	4,773
BNP Paribas	PHLX Semiconductor Sector Index	4,441	3,635,919	0.275%	5/16/2018	(21,305)
			$142,708,052			$(11,925,770)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 4.4%
161,209	Technology Select Sector SPDR Fund	$7,644,531
	TOTAL INVESTMENT COMPANIES (Cost $7,353,204)	$7,644,531
SHORT TERM INVESTMENTS - 62.4%
Money Market Funds - 62.4%
39,049,962	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$39,049,962
31,054,915	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	31,054,915
522,948	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	522,948
25,472,290	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	25,472,290
11,682,268	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.22% (a)	11,682,268
	TOTAL SHORT TERM INVESTMENTS (Cost $107,782,383) (b)	$107,782,383
	TOTAL INVESTMENTS - 66.8% (Cost $115,135,587)	$115,426,914
	Other Assets in Excess of Liabilities - 33.2%	57,300,829
	TOTAL NET ASSETS - 100.0%	$172,727,743

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $107,782,383.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Technology Select Sector Index	235,049	$101,841,447	(1.024%)	1/26/2017	$10,554,954
Citibank N.A.	Technology Select Sector Index	419,448	195,249,818	(0.825%)	2/13/2017	4,680,020
Deutsche Bank AG London	Technology Select Sector Index	317,309	151,088,756	(1.025%)	11/7/2017	(83,688)
Morgan Stanley Capital Services	Technology Select Sector Index	101,049	48,630,305	(0.975%)	11/21/2017	(551,639)
			$496,810,326			$14,599,647

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 82.9%
Money Market Funds - 82.9%
506,790	Dreyfus Treasury Prime Cash Management, 0.20% (a)	$506,790
3,775,698	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	3,775,698
8,477,335	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	8,477,335
1,990,323	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	1,990,323
1,492,942	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.22% (a)	1,492,942
	TOTAL SHORT TERM INVESTMENTS (Cost $16,243,088) (b)	$16,243,088
	TOTAL INVESTMENTS (Cost $16,243,088) - 82.9%	$16,243,088
	Other Assets in Excess of Liabilities - 17.1%	3,354,535
	TOTAL NET ASSETS - 100.0%	$19,597,623

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,243,088.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	Technology Select Sector Index	50,917	$20,504,061	0.175%	11/4/2016	$(4,010,427)
Bank of America Merrill Lynch	Technology Select Sector Index	10,042	3,971,511	0.324%	1/26/2017	(873,608)
Deutsche Bank AG London	Technology Select Sector Index	12,142	5,649,355	0.175%	1/27/2017	(136,583)
Citibank N.A.	Technology Select Sector Index	5,678	2,516,673	0.025%	4/7/2017	(214,444)
BNP Paribas	Technology Select Sector Index	6,029	2,348,609	(0.025%)	8/16/2017	(558,181)
Morgan Stanley Capital Services	Technology Select Sector Index	12,451	5,942,240	0.425%	11/21/2017	16,877
Credit Suisse International	Technology Select Sector Index	26,289	12,524,977	0.275%	3/26/2018	6,587
			$53,457,426			$(5,769,779)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 63.5%
Money Market Funds - 63.5%
1,868,837	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$1,868,837
1,752,194	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	1,752,194
1,262,699	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	1,262,699
	TOTAL SHORT TERM INVESTMENTS (Cost $4,883,730) (b)	$4,883,730
	TOTAL INVESTMENTS (Cost $4,883,730) - 63.5%	$4,883,730
	Other Assets in Excess of Liabilities - 36.5%	2,803,972
	TOTAL NET ASSETS - 100.0%	$7,687,702

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,883,730.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	39,629	$4,191,560	(0.275%)	12/21/2016	$196,542
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,135	119,481	(0.275%)	1/18/2017	6,241
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,467	154,424	(0.275%)	2/15/2017	8,131
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,353	144,676	(0.275%)	3/15/2017	5,292
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	541	57,243	(0.275%)	4/19/2017	2,745
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,423	151,128	(0.275%)	5/17/2017	6,755
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	6,664	708,520	(0.275%)	6/21/2017	31,010
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,174	124,516	(0.275%)	7/19/2017	5,844
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	9,727	1,064,993	(0.275%)	8/16/2017	15,515
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	4,209	462,920	(0.275%)	9/20/2017	4,501
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,908	212,651	(0.275%)	9/20/2017	(672)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	79,030	8,741,513	0.325%	10/2/2017	(42,676)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	2,135	237,118	(0.275%)	10/18/2017	(433)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	2,733	300,936	(0.275%)	10/18/2017	2,492
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	55,160	6,047,742	(0.525%)	11/28/2017	59,442
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,262	138,608	(0.275%)	12/20/2017	1,130
			$22,858,029			$301,859

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 73.1%
Money Market Funds - 73.1%
8,297,322	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	$8,297,322
4,227,448	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	4,227,448
6,936,918	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.22% (a)	6,936,918
	TOTAL SHORT TERM INVESTMENTS (Cost $19,461,688) (b)	$19,461,688
	TOTAL INVESTMENTS (Cost $19,461,688) - 73.1%	$19,461,688
	Other Assets in Excess of Liabilities - 26.9%	7,150,154
	TOTAL NET ASSETS - 100.0%	$26,611,842

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,461,688.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	203,699	$21,646,624	(0.375%)	2/7/2017	$(1,438,798)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	206,224	21,909,220	(1.325%)	3/17/2017	(1,502,431)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	135,111	15,012,982	(0.225%)	11/21/2017	122,056
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	180,349	20,195,481	(0.875%)	12/19/2017	164,480
			$78,764,307			$(2,654,693)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
INVESTMENT COMPANIES - 22.3%
114,157	iShares 20+ Year Treasury Bond ETF	$14,983,106
	TOTAL INVESTMENT COMPANIES (Cost $15,388,341)	$14,983,106
SHORT TERM INVESTMENTS - 70.8%
Money Market Funds - 70.8%
22,481,337	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	$22,481,337
25,260,666	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	25,260,666
	TOTAL SHORT TERM INVESTMENTS (Cost $47,742,003) (b)	$47,742,003
	TOTAL INVESTMENTS (Cost $63,130,344) - 93.1%	$62,725,109
	Other Assets in Excess of Liabilities - 6.9%	4,671,385
	TOTAL NET ASSETS - 100.0%	$67,396,494

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $47,742,002.

Long Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	701,498	$93,886,431	(0.524%)	9/26/2017	$(1,791,982)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	58,222	8,036,593	(0.275%)	2/21/2018	(341,887)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	81,741	11,062,966	(0.275%)	4/18/2018	(324,819)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	584,884	77,823,609	(0.275%)	5/16/2018	(1,040,359)
			$190,809,599			$(3,499,047)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2016

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.4%
Money Market Funds - 62.4%
56,658,441	Dreyfus Treasury Securities Cash Management, 0.20% (a)	$56,658,441
69,840,378	Fidelity Investments Money Market Government Portfolio, 0.27% (a)	69,840,378
55,505,038	Goldman Sachs Financial Square Treasury Instruments Fund, 0.18% (a)	55,505,038
54,617,168	Goldman Sachs Financial Square Treasury Obligations Fund, 0.19% (a)	54,617,168
	TOTAL SHORT TERM INVESTMENTS (Cost $236,621,025) (b)	$236,621,025
	TOTAL INVESTMENTS (Cost $236,621,025) - 62.4%	$236,621,025
	Other Assets in Excess of Liabilities - 37.6%	142,324,856
	TOTAL NET ASSETS - 100.0%	$378,945,881

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at October 31, 2016.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $236,621,025.

Short Equity Swap Contracts

October 31, 2016

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	2,084,110	$283,249,109	(0.125%)	3/16/2017	$8,031,704
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	954,127	131,348,348	0.075%	3/17/2017	5,819,181
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1,416,268	190,053,357	(0.076%)	4/25/2017	3,250,186
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	2,185,338	295,774,221	(0.125%)	12/7/2017	7,545,902
BNP Paribas	iShares 20+ Year Treasury Bond ETF	254,779	35,154,817	(0.125%)	2/21/2018	1,515,056
BNP Paribas	iShares 20+ Year Treasury Bond ETF	725,524	98,026,141	(0.125%)	4/18/2018	2,720,106
BNP Paribas	iShares 20+ Year Treasury Bond ETF	774,988	102,094,431	(0.125%)	5/16/2018	342,092
BNP Paribas	iShares 20+ Year Treasury Bond ETF	266,599	34,848,182	(0.125%)	5/16/2018	(154,086)
			$1,170,548,606			$29,070,141

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$47,447,439	$7,468,079	$268,095,584	$370,606,291
Investments in affiliates, at fair value (Note 2)	—	—	—	18,608,550
Cash equivalents	1,901,980	3,385,138	194,351,826	187,682,106
Dividend and interest receivable	7,699	1,890	17,894	99,993
Due from brokers for swaps	95,300	—	8	—
Unrealized appreciation on swaps	1,970,965	351,558	133,177,047	11,638,006
Prepaid expenses and other assets	4,307	2,187	15,890	22,372
Total Assets	51,427,690	11,208,852	595,658,249	588,657,318
Liabilities:
Payable for Fund shares redeemed	3,671,746	—	—	—
Payable for investments purchased	—	—	—	23,572
Unrealized depreciation on swaps	285,040	—	3,049,636	15,557,147
Due to investment adviser, net	38,102	6,720	336,708	337,394
Due to brokers for swaps	1,226,466	248,076	133,618,144	10,430,000
Accrued expenses and other liabilities	36,831	13,258	246,655	284,120
Total Liabilities	5,258,185	268,054	137,251,143	26,632,233
Net Assets	$46,169,505	$10,940,798	$458,407,106	$562,025,085
Net Assets Consist of:
Capital stock	$44,175,389	$83,112,726	$335,489,243	$1,666,505,908
Accumulated net investment loss	—	(74,338)	(43,132)	(2,869,307)
Undistributed (Accumulated) net realized gain (loss)	297,770	(72,449,148)	(6,373,795)	(1,097,855,172)
Net unrealized appreciation (depreciation) on:
Investment securities	10,421	—	(792,621)	—
Investments in affiliates	—	—	—	162,797
Swaps	1,685,925	351,558	130,127,411	(3,919,141)
Net Assets	$46,169,505	$10,940,798	$458,407,106	$562,025,085
Calculation of Net Asset Value Per Share:
Net assets	$46,169,505	$10,940,798	$458,407,106	$562,025,085
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,850,132	364,407	5,001,251	43,475,675
Net assets value, redemption price and offering price per share	$24.95	$30.02	$91.66	$12.93
Cost of Investments	$47,437,018	$7,468,079	$268,888,205	$370,606,291
Cost of Investments in affiliates	$—	$—	$—	$18,445,753

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$505,016,227	$402,206,035	$39,936,399
Cash equivalents	269,658,652	237,449,880	36,716,845
Receivable for Fund shares sold	41,327,157	1,383	—
Dividend and interest receivable	108,829	115,590	11,650
Due from brokers for swaps	110,988	712,559	—
Unrealized appreciation on swaps	99,998,850	27,288,872	50,013,661
Prepaid expenses and other assets	20,266	26,460	3,440
Total Assets	916,240,969	667,800,779	126,681,995
Liabilities:
Payable for Fund shares redeemed	—	35,521,544	—
Payable for investments purchased	59,254,500	—	—
Unrealized depreciation on swaps	26,866,763	21,014,414	17,152
Due to investment adviser, net	446,953	390,208	43,302
Due to brokers for swaps	100,016,906	24,649,209	48,110,000
Accrued expenses and other liabilities	222,881	213,934	41,146
Total Liabilities	186,808,003	81,789,309	48,211,600
Net Assets	$729,432,966	$586,011,470	$78,470,395
Net Assets Consist of:
Capital stock	$732,939,377	$3,400,169,832	$74,007,747
Accumulated net investment loss	(13,174)	(3,392,720)	(361,690)
Accumulated net realized loss	(76,582,285)	(2,817,040,100)	(45,211,663)
Net unrealized appreciation (depreciation) on:
Investment securities	(43,039)	—	39,492
Swaps	73,132,087	6,274,458	49,996,509
Net Assets	$729,432,966	$586,011,470	$78,470,395
Calculation of Net Asset Value Per Share:
Net assets	$729,432,966	$586,011,470	$78,470,395
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	10,600,034	19,070,375	1,653,728
Net assets value, redemption price and offering price per share	$68.81	$30.73	$47.45
Cost of Investments	$505,059,266	$402,206,035	$39,896,907

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$13,316,284	$5,904,896	$134,983,440	$112,890,019
Cash equivalents	4,743,081	2,414,522	61,119,117	53,181,838
Dividend and interest receivable	2,038	1,551	29,055	29,338
Due from brokers for swaps	—	9,386	3	—
Foreign tax reclaims	170	—	—	—
Unrealized appreciation on swaps	312,414	783,595	43,835,521	813,502
Prepaid expenses and other assets	10,754	10,602	7,833	7,371
Total Assets	18,384,741	9,124,552	239,974,969	166,922,068
Liabilities:
Payable for Fund shares redeemed	—	—	—	4,606,338
Unrealized depreciation on swaps	175,598	45,337	1,735,151	15,954,368
Due to investment adviser, net	10,228	985	149,212	92,669
Due to brokers for swaps	379,937	600,000	41,990,000	2,364,817
Accrued expenses and other liabilities	12,636	10,412	104,143	74,052
Total Liabilities	578,399	656,734	43,978,506	23,092,244
Net Assets	$17,806,342	$8,467,818	$195,996,463	$143,829,824
Net Assets Consist of:
Capital stock	$27,248,380	$51,165,832	$379,740,101	$501,812,377
Accumulated net investment loss	—	(62,405)	(1,232,747)	(762,905)
Accumulated net realized loss	(9,603,237)	(43,373,867)	(223,964,760)	(342,078,782)
Net unrealized appreciation (depreciation) on:
Investment securities	24,383	—	(646,501)	—
Swaps	136,816	738,258	42,100,370	(15,140,866)
Net Assets	$17,806,342	$8,467,818	$195,996,463	$143,829,824
Calculation of Net Asset Value Per Share:
Net assets	$17,806,342	$8,467,818	$195,996,463	$143,829,824
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	400,001	334,916	3,131,598	6,277,763
Net assets value, redemption price and offering price per share	$44.52	$25.28	$62.59	$22.91
Cost of Investments	$13,291,901	$5,904,896	$135,629,941	$112,890,019

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$130,094,869	$45,546,693	$18,689,082
Cash equivalents	28,166,959	27,417,851	8,630,969
Receivable for Fund shares sold	—	695	—
Dividend and interest receivable	16,849	13,139	5,089
Due from brokers for swaps	—	264,301	8,623
Unrealized appreciation on swaps	21,973,931	3,874,465	—
Prepaid expenses and other assets	5,705	4,487	2,599
Total Assets	180,258,313	77,121,631	27,336,362
Liabilities:
Payable for Fund shares redeemed	—	4,561,836	—
Unrealized depreciation on swaps	7,542,248	947,610	817,522
Due to investment adviser, net	105,770	39,359	18,059
Due to brokers for swaps	21,600,000	3,930,000	50,000
Accrued expenses and other liabilities	55,433	29,502	18,037
Total Liabilities	29,303,451	9,508,307	903,618
Net Assets	$150,954,862	$67,613,324	$26,432,744
Net Assets Consist of:
Capital stock	$230,596,818	$101,469,386	$49,465,146
Accumulated net investment loss	(688,158)	(491,474)	(160,228)
Accumulated net realized loss	(93,030,345)	(36,291,443)	(22,031,900)
Net unrealized appreciation (depreciation) on:
Investment securities	(355,136)	—	(22,752)
Swaps	14,431,683	2,926,855	(817,522)
Net Assets	$150,954,862	$67,613,324	$26,432,744
Calculation of Net Asset Value Per Share:
Net assets	$150,954,862	$67,613,324	$26,432,744
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,750,013	4,377,260	1,400,001
Net assets value, redemption price and offering price per share	$17.25	$15.45	$18.88
Cost of Investments	$130,450,005	$45,546,693	$18,711,834

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$59,276,485	$7,605,534	$10,949,529
Cash equivalents	15,446,140	3,493,095	6,758,678
Dividend and interest receivable	11,167	1,365	2,880
Due from brokers for swaps	40,259	77,761	—
Unrealized appreciation on swaps	9,631,452	1,152,233	11,569,430
Prepaid expenses and other assets	4,155	18,287	2,746
Total Assets	84,409,658	12,348,275	29,283,263
Liabilities:
Unrealized depreciation on swaps	274,033	3,108	—
Due to investment adviser, net	56,833	5,806	12,908
Due to brokers for swaps	8,900,000	760,000	11,430,000
Accrued expenses and other liabilities	32,026	10,342	17,276
Total Liabilities	9,262,892	779,256	11,460,184
Net Assets	$75,146,766	$11,569,019	$17,823,079
Net Assets Consist of:
Capital stock	$95,893,048	$13,965,055	$59,150,884
Accumulated net investment loss	(371,220)	(30,113)	(93,506)
Accumulated net realized loss	(29,688,769)	(3,542,892)	(52,799,388)
Net unrealized appreciation (depreciation) on:
Investment securities	(43,712)	27,844	(4,341)
Swaps	9,357,419	1,149,125	11,569,430
Net Assets	$75,146,766	$11,569,019	$17,823,079
Calculation of Net Asset Value Per Share:
Net assets	$75,146,766	$11,569,019	$17,823,079
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,299,686	250,001	154,773
Net assets value, redemption price and offering price per share	$57.82	$46.28	$115.16
Cost of Investments	$59,320,197	$7,577,690	$10,953,870

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$103,223,454	$47,346,402	$3,470,160
Cash equivalents	53,376,412	17,616,472	1,071,822
Dividend and interest receivable	25,903	11,715	587
Due from brokers for swaps	—	89,347	—
Unrealized appreciation on swaps	95,774,675	—	—
Prepaid expenses and other assets	6,659	3,375	2,146
Total Assets	252,407,103	65,067,311	4,544,715
Liabilities:
Unrealized depreciation on swaps	108,331	9,847,566	547,796
Due to investment adviser, net	77,718	37,006	1,023
Due to brokers for swaps	91,490,686	450,000	—
Accrued expenses and other liabilities	99,010	24,039	10,736
Total Liabilities	91,775,745	10,358,611	559,555
Net Assets	$160,631,358	$54,708,700	$3,985,160
Net Assets Consist of:
Capital stock	$321,669,484	$169,669,787	$5,090,905
Accumulated net investment loss	(1,292,554)	(313,803)	(32,015)
Accumulated net realized loss	(255,102,619)	(104,799,718)	(642,646)
Net unrealized appreciation (depreciation) on:
Investment securities	(309,297)	—	116,712
Swaps	95,666,344	(9,847,566)	(547,796)
Net Assets	$160,631,358	$54,708,700	$3,985,160
Calculation of Net Asset Value Per Share:
Net assets	$160,631,358	$54,708,700	$3,985,160
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,384,001	5,274,417	150,001
Net assets value, redemption price and offering price per share	$67.38	$10.37	$26.57
Cost of Investments	$103,532,751	$47,346,402	$3,353,448

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$348,240,289	$41,468,951	$749,857,116	$198,771,287
Cash equivalents	118,333,268	26,943,872	288,726,132	122,444,631
Dividend and interest receivable	53,860	15,626	331,036	63,228
Due from brokers for swaps	58,248	—	—	—
Foreign tax reclaims	—	—	166	—
Unrealized appreciation on swaps	57,251,878	—	113,195,916	78,627
Prepaid expenses and other assets	19,000	5,474	36,232	11,191
Total Assets	523,956,543	68,433,923	1,152,146,598	321,368,964
Liabilities:
Payable for Fund shares redeemed	—	—	7,274,758	—
Unrealized depreciation on swaps	7,129,565	173,267	209,219	7,621,016
Due to investment adviser, net	338,169	67,301	751,220	205,110
Due to brokers for swaps	63,315,709	—	109,328,642	128,407
Accrued expenses and other liabilities	286,767	46,813	377,521	122,713
Total Liabilities	71,070,210	287,381	117,941,360	8,077,246
Net Assets	$452,886,333	$68,146,542	$1,034,205,238	$313,291,718
Net Assets Consist of:
Capital stock	$620,131,013	$273,599,281	$969,500,638	$4,955,672,903
Accumulated net investment loss	(1,167,397)	(565,211)	161,223	(2,140,989)
Undistributed (Accumulated) net realized gain (loss)	(212,144,693)	(204,714,261)	(34,503,023)	(4,632,697,807)
Net unrealized appreciation (depreciation) on:
Investment securities	(4,054,903)	—	(13,940,297)	—
Swaps	50,122,313	(173,267)	112,986,697	(7,542,389)
Net Assets	$452,886,333	$68,146,542	$1,034,205,238	$313,291,718
Calculation of Net Asset Value Per Share:
Net assets	$452,886,333	$68,146,542	$1,034,205,238	$313,291,718
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,900,017	5,087,220	35,249,888	9,982,055
Net assets value, redemption price and offering price per share	$30.40	$13.40	$29.34	$31.39
Cost of Investments	$352,295,192	$41,468,951	$763,797,413	$198,771,287

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Healthcare Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,698,493,675	$212,539,524	$145,813,977	$1,596,042
Cash equivalents	170,592,410	72,774,527	38,139,579	37,395
Dividend and interest receivable	205,673	62,580	26,605	323
Due from brokers for swaps	—	12,967	—	—
Unrealized appreciation on swaps	81,186,762	37,346,403	—	366,744
Prepaid expenses and other assets	51,960	15,666	8,544	4,212
Total Assets	1,950,530,480	322,751,667	183,988,705	2,004,716
Liabilities:
Payable for Fund shares redeemed	5,499,437	—	—	—
Payable for investments purchased	98,116,000	—	—	—
Unrealized depreciation on swaps	245,337,916	8,735,004	18,333,763	—
Due to investment adviser, net	924,001	154,000	144,042	3,494
Due to brokers for swaps	18,080,000	55,026,626	1,192,001	—
Accrued expenses and other liabilities	355,136	125,120	133,050	8,901
Total Liabilities	368,312,490	64,040,750	19,802,856	12,395
Net Assets	$1,582,217,990	$258,710,917	$164,185,849	$1,992,321
Net Assets Consist of:
Capital stock	$3,026,469,862	$783,778,787	$187,028,564	$2,088,899
Accumulated net investment loss	(9,052,761)	(1,965,927)	—	(13,120)
Undistributed (Accumulated) net realized gain (loss)	(1,224,063,196)	(551,713,342)	(2,198,949)	(450,202)
Net unrealized appreciation (depreciation) on:
Investment securities	(46,984,761)	—	(2,310,003)	—
Swaps	(164,151,154)	28,611,399	(18,333,763)	366,744
Net Assets	$1,582,217,990	$258,710,917	$164,185,849	$1,992,321
Calculation of Net Asset Value Per Share:
Net assets	$1,582,217,990	$258,710,917	$164,185,849	$1,992,321
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	112,488,735	6,768,705	6,350,008	50,001
Net assets value, redemption price and offering price per share	$14.07	$38.22	$25.86	$39.85
Cost of Investments	$1,745,478,436	$212,539,524	$148,123,980	$1,596,042

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,044,716	$2,036,502	$571,931,601	$63,708,114
Cash equivalents	496,461	1,543,469	142,817,754	30,088,080
Receivable for Fund shares sold	—	—	9,062,823	1,209
Due from investment adviser, net	3,598	2,995	—	—
Dividend and interest receivable	398	644	79,656	16,851
Due from brokers for swaps	—	63,280	—	1,271
Unrealized appreciation on swaps	—	946,893	175,994,679	20,659,820
Prepaid expenses and other assets	4,654	4,654	19,967	4,936
Total Assets	2,549,827	4,598,437	899,906,480	114,480,281
Liabilities:
Payable for Fund shares redeemed	—	—	—	4,029,638
Unrealized depreciation on swaps	408,120	13,641	44,594,039	1,374,502
Due to investment adviser, net	—	—	451,455	33,592
Due to brokers for swaps	7,499	630,105	142,022,331	26,887,977
Accrued expenses and other liabilities	10,543	10,859	157,226	58,552
Total Liabilities	426,162	654,605	187,225,051	32,384,261
Net Assets	$2,123,665	$3,943,832	$712,681,429	$82,096,020
Net Assets Consist of:
Capital stock	$3,990,906	$3,984,052	$1,173,062,976	$226,318,123
Accumulated net investment loss	(14,617)	(28,604)	(3,007,381)	(336,558)
Accumulated net realized loss	(1,373,793)	(944,868)	(579,143,603)	(163,170,863)
Net unrealized appreciation (depreciation) on:
Investment securities	(70,711)	—	(9,631,203)	—
Swaps	(408,120)	933,252	131,400,640	19,285,318
Net Assets	$2,123,665	$3,943,832	$712,681,429	$82,096,020
Calculation of Net Asset Value Per Share:
Net assets	$2,123,665	$3,943,832	$712,681,429	$82,096,020
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,000	100,000	58,214,660	3,056,150
Net assets value, redemption price and offering price per share	$21.24	$39.44	$12.24	$26.86
Cost of Investments	$2,115,427	$2,036,502	$581,562,804	$63,708,114

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$47,866,568	$4,620,380	$60,850,054	$16,389,023
Cash equivalents	14,398,663	3,727,965	15,316,412	7,919,421
Receivable for Fund shares sold	1,629,924	—	—	—
Receivable for investments sold	6,406	—	—	—
Dividend and interest receivable	12,237	1,444	12,231	3,918
Due from brokers for swaps	—	1,642	—	200,548
Foreign tax reclaims	12,173	—	—	—
Unrealized appreciation on swaps	4,645,044	1,750,018	—	2,454,714
Prepaid expenses and other assets	3,975	4,862	4,356	10,947
Total Assets	68,574,990	10,106,311	76,183,053	26,978,571
Liabilities:
Payable for Fund shares redeemed	—	1,499,754	—	—
Unrealized depreciation on swaps	5,350,332	—	1,764,513	139,438
Due to investment adviser, net	34,751	3,264	43,097	12,721
Due to brokers for swaps	5,868,429	990,000	—	3,847,452
Accrued expenses and other liabilities	28,276	10,934	44,197	12,414
Total Liabilities	11,281,788	2,503,952	1,851,807	4,012,025
Net Assets	$57,293,202	$7,602,359	$74,331,246	$22,966,546
Net Assets Consist of:
Capital stock	$259,733,871	$16,691,876	$78,337,673	$200,501,872
Accumulated net investment loss	(434,697)	(51,124)	14,322	(105,285)
Undistributed (Accumulated) net realized gain (loss)	(200,461,540)	(10,788,411)	(772,290)	(179,745,317)
Net unrealized appreciation (depreciation) on:
Investment securities	(839,144)	—	(1,483,946)	—
Swaps	(705,288)	1,750,018	(1,764,513)	2,315,276
Net Assets	$57,293,202	$7,602,359	$74,331,246	$22,966,546
Calculation of Net Asset Value Per Share:
Net assets	$57,293,202	$7,602,359	$74,331,246	$22,966,546
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,607,521	224,855	3,700,000	1,608,309
Net assets value, redemption price and offering price per share	$35.64	$33.81	$20.09	$14.28
Cost of Investments	$48,705,712	$4,620,380	$62,334,000	$16,389,023

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,610,865	$742,292	$22,527,343
Cash equivalents	213,653	462,563	14,583,217
Due from investment adviser, net	1,711	2,060	—
Dividend and interest receivable	366	211	7,637
Unrealized appreciation on swaps	142,704	—	7,420,714
Prepaid expenses and other assets	4,887	4,897	2,972
Total Assets	1,974,186	1,212,023	44,541,883
Liabilities:
Unrealized depreciation on swaps	—	154,898	542,254
Due to investment adviser, net	—	—	26,918
Due to brokers for swaps	230,000	3,399	7,260,000
Accrued expenses and other liabilities	9,191	9,700	24,010
Total Liabilities	239,191	167,997	7,853,182
Net Assets	$1,734,995	$1,044,026	$36,688,701
Net Assets Consist of:
Capital stock	$2,354,814	$2,250,950	$34,003,356
Accumulated net investment loss	—	(11,454)	—
Undistributed (Accumulated) net realized gain (loss)	(791,257)	(1,040,572)	(4,105,269)
Net unrealized appreciation (depreciation) on:
Investment securities	28,734	—	(87,846)
Swaps	142,704	(154,898)	6,878,460
Net Assets	$1,734,995	$1,044,026	$36,688,701
Calculation of Net Asset Value Per Share:
Net assets	$1,734,995	$1,044,026	$36,688,701
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,000	50,000	950,012
Net assets value, redemption price and offering price per share	$34.70	$20.88	$38.62
Cost of Investments	$1,582,131	$742,292	$22,615,189

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$251,114,853	$55,739,247	$36,859,681	$15,574,763
Cash equivalents	76,929,653	32,335,927	27,254,072	10,822,166
Receivable for investments sold	19,962,915	—	—	—
Dividend and interest receivable	42,196	16,367	11,316	5,806
Due from brokers for swaps	18,937	—	—	—
Unrealized appreciation on swaps	22,010,481	31,361,836	14,992,368	4,400,429
Prepaid expenses and other assets	8,064	7,218	3,528	3,334
Total Assets	370,087,099	119,460,595	79,120,965	30,806,498
Liabilities:
Payable for Fund shares redeemed	149,941	9,076,792	—	1,171,609
Unrealized depreciation on swaps	62,480,896	—	820,052	—
Due to investment adviser, net	145,424	42,702	31,643	8,720
Due to brokers for swaps	27,288,623	27,792,124	19,204,560	2,650,000
Accrued expenses and other liabilities	139,335	59,219	41,064	26,329
Total Liabilities	90,204,219	36,970,837	20,097,319	3,856,658
Net Assets	$279,882,880	$82,489,758	$59,023,646	$26,949,840
Net Assets Consist of:
Capital stock	$395,687,716	$87,215,727	$45,677,662	$53,188,764
Accumulated net investment loss	(1,387,551)	(430,918)	—	(161,777)
Undistributed (Accumulated) net realized gain (loss)	(73,108,880)	(35,656,887)	(465,770)	(30,477,576)
Net unrealized appreciation (depreciation) on:
Investment securities	(837,990)	—	(360,562)	—
Swaps	(40,470,415)	31,361,836	14,172,316	4,400,429
Net Assets	$279,882,880	$82,489,758	$59,023,646	$26,949,840
Calculation of Net Asset Value Per Share:
Net assets	$279,882,880	$82,489,758	$59,023,646	$26,949,840
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,711,600	3,000,000	854,738	1,079,803
Net assets value, redemption price and offering price per share	$28.82	$27.50	$69.05	$24.96
Cost of Investments	$251,952,843	$55,739,247	$37,220,243	$15,574,763

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$74,245,875	$41,121,498	$115,426,914	$16,243,088
Cash equivalents	55,362,740	22,403,057	101,221,365	9,363,262
Receivable for Fund shares sold	—	—	—	—
Dividend and interest receivable	18,812	12,376	31,775	4,641
Due from brokers for swaps	—	—	—	56
Unrealized appreciation on swaps	20,569,814	4,773	15,234,974	23,464
Prepaid expenses and other assets	10,028	3,146	19,216	2,844
Total Assets	150,207,269	63,544,850	231,934,244	25,637,355
Liabilities:
Payable for Fund shares redeemed	18,006,598	—	42,604,314	—
Unrealized depreciation on swaps	661,583	11,930,543	635,327	5,793,243
Due to investment adviser, net	84,049	39,200	130,746	11,315
Due to brokers for swaps	19,240,000	83,280	15,735,858	217,786
Accrued expenses and other liabilities	65,832	31,658	100,256	17,388
Total Liabilities	38,058,062	12,084,681	59,206,501	6,039,732
Net Assets	$112,149,207	$51,460,169	$172,727,743	$19,597,623
Net Assets Consist of:
Capital stock	$88,208,946	$183,212,038	$159,109,139	$159,471,250
Accumulated net investment loss	—	(285,620)	—	(120,328)
Undistributed (Accumulated) net realized gain (loss)	3,652,667	(119,540,479)	(1,272,370)	(133,983,520)
Net unrealized appreciation (depreciation) on:
Investment securities	379,363	—	291,327	—
Swaps	19,908,231	(11,925,770)	14,599,647	(5,769,779)
Net Assets	$112,149,207	$51,460,169	$172,727,743	$19,597,623
Calculation of Net Asset Value Per Share:
Net assets	$112,149,207	$51,460,169	$172,727,743	$19,597,623
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,450,004	3,349,748	3,650,000	1,017,738
Net assets value, redemption price and offering price per share	$45.78	$15.36	$47.32	$19.26
Cost of Investments	$73,866,512	$41,121,498	$115,135,587	$16,243,088

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2016

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$4,883,730	$19,461,688	$62,725,109	$236,621,025
Cash equivalents	3,057,871	10,150,495	8,238,134	154,286,822
Dividend and interest receivable	1,464	5,590	10,271	65,015
Unrealized appreciation on swaps	345,640	286,536	—	29,224,227
Prepaid expenses and other assets	2,381	2,655	4,054	12,823
Total Assets	8,291,086	29,906,964	70,977,568	420,209,912
Liabilities:
Payable for Fund shares redeemed	—	—	—	4,758,739
Unrealized depreciation on swaps	43,781	2,941,229	3,499,047	154,086
Due to investment adviser, net	3,078	16,633	46,721	258,180
Due to brokers for swaps	540,000	313,069	—	35,971,074
Accrued expenses and other liabilities	16,525	24,191	35,306	121,952
Total Liabilities	603,384	3,295,122	3,581,074	41,264,031
Net Assets	$7,687,702	$26,611,842	$67,396,494	$378,945,881
Net Assets Consist of:
Capital stock	$7,108,026	$101,126,769	$72,470,485	$1,459,062,629
Accumulated net investment loss	—	(172,503)	—	(2,155,957)
Undistributed (Accumulated) net realized gain (loss)	277,817	(71,687,731)	(1,169,709)	(1,107,030,932)
Net unrealized appreciation (depreciation) on:
Investment securities	—	—	(405,235)	—
Swaps	301,859	(2,654,693)	(3,499,047)	29,070,141
Net Assets	$7,687,702	$26,611,842	$67,396,494	$378,945,881
Calculation of Net Asset Value Per Share:
Net assets	$7,687,702	$26,611,842	$67,396,494	$378,945,881
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,000	1,950,000	2,800,000	20,149,789
Net assets value, redemption price and offering price per share	$51.25	$13.65	$24.07	$18.81
Cost of Investments	$4,883,730	$19,461,688	$63,130,344	$236,621,025

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$31,161	$—	$181,292	$—
Interest income	71,841	20,626	724,973	759,620
Total investment income	103,002	20,626	906,265	759,620
Expenses:
Investment advisory fees (Note 6)	371,692	89,635	4,001,776	3,228,141
Licensing fees	39,806	9,561	427,199	344,335
Professional fees	25,579	13,956	104,831	81,335
Interest expense	18,208	2,493	398,007	23,043
Administration fees	12,035	2,734	130,628	100,722
Reports to shareholders	11,115	4,074	64,032	87,328
Management service fees (Note 6)	9,912	2,390	106,714	86,084
Transfer agent fees	8,431	3,099	46,204	56,698
Pricing fees	7,297	7,297	6,909	7,297
Custody fees	7,054	3,868	51,130	38,928
Accounting fees	6,255	1,909	90,862	67,638
Exchange listing fees	5,012	5,318	5,393	5,484
Insurance fees	1,617	506	17,864	11,601
Trustees' fees and expenses	1,425	359	15,825	11,751
Excise tax	—	—	252	—
Other	1,555	276	15,977	23,227
Total Expenses	526,993	147,475	5,483,603	4,173,612
Recoupment of expenses to Adviser (Note 6)	—	—	8,677	18,899
Less: Reimbursement of expenses from Adviser (Note 6)	(37,975)	(31,444)	(25,105)	(83,176)
Less: Investment advisory fees waived (Note 6)	—	—	—	(9,801)
Net Expenses	489,018	116,031	5,467,175	4,099,534
Net investment loss	(386,016)	(95,405)	(4,560,910)	(3,339,914)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(722,628)	—	(300,102)	—
In-kind redemptions	(34,828)	—	2,055,185	—
Swaps	7,309,481	(3,085,229)	100,597,556	(133,757,914)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	6,552,025	(3,085,229)	102,352,639	(133,757,914)
Change in net unrealized appreciation (depreciation) on:
Investment securities	331,531	—	(755,064)	—
Investments in affiliates	—	—	—	162,797
Swaps	(4,093,743)	370,258	(38,793,066)	44,844,972
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,762,212)	370,258	(39,548,130)	45,007,769
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	2,789,813	(2,714,971)	62,804,509	(88,750,145)
Net increase (decrease) in net assets resulting from operations	$2,403,797	$(2,810,376)	$58,243,599	$(92,090,059)
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Investment Income:
Dividend income	$448,324	$—	$100,880
Interest income	1,126,211	926,235	83,681
Total investment income	1,574,535	926,235	184,561
Expenses:
Investment advisory fees (Note 6)	5,682,680	3,867,827	421,194
Licensing fees	746,123	505,325	44,362
Interest expense	275,887	89,181	84,644
Administration fees	183,705	128,687	13,443
Management service fees (Note 6)	151,538	103,142	11,232
Professional fees	132,753	106,576	25,946
Accounting fees	119,814	71,627	9,424
Reports to shareholders	96,523	125,174	15,470
Transfer agent fees	70,496	50,239	9,592
Custody fees	69,088	50,882	8,497
Insurance fees	26,902	15,262	1,209
Trustees' fees and expenses	22,644	14,413	1,557
Pricing fees	7,297	7,296	6,906
Exchange listing fees	5,012	5,784	5,110
Other	22,836	32,017	1,113
Total Expenses	7,613,298	5,173,432	659,699
Recoupment of expenses to Adviser (Note 6)	—	4,076	38
Less: Reimbursement of expenses from Adviser (Note 6)	(139,350)	(189,079)	(41,581)
Net Expenses	7,473,948	4,988,429	618,156
Net investment loss	(5,899,413)	(4,062,194)	(433,595)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	37,225	—	(375,306)
In-kind redemptions	14,251,321	—	3,562,409
Swaps	16,893,868	(153,964,604)	21,059,806
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	31,182,414	(153,964,604)	24,246,909
Change in net unrealized appreciation on:
Investment securities	892,164	—	397,301
Swaps	44,556,424	4,124,393	61,847,771
Change in net unrealized appreciation on investment securities and swaps	45,448,588	4,124,393	62,245,072
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	76,631,002	(149,840,211)	86,491,981
Net increase (decrease) in net assets resulting from operations	$70,731,589	$(153,902,405)	$86,058,386

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Investment Income:
Dividend income	$185,653	$—	$21,341	$—
Interest income	20,894	14,517	279,033	213,217
Total investment income	206,547	14,517	300,374	213,217
Expenses:
Investment advisory fees (Note 6)	181,028	71,013	1,362,902	895,446
Licensing fees	50,000	50,000	160,618	104,853
Professional fees	16,029	13,791	55,689	40,180
Pricing fees	7,296	7,296	7,296	7,296
Reports to shareholders	6,540	4,950	32,794	21,384
Administration fees	5,892	2,197	44,298	26,868
Exchange listing fees	5,012	5,116	8,661	7,396
Management service fees (Note 6)	4,827	1,894	36,344	23,879
Transfer agent fees	4,393	3,024	29,654	15,452
Custody fees	4,301	3,351	17,886	16,743
Accounting fees	3,572	1,472	23,704	17,513
Interest expense	3,424	4,340	76,906	25,691
Trustees' fees and expenses	723	285	5,099	3,284
Insurance fees	714	352	5,204	5,479
Other	992	753	5,057	2,770
Total Expenses	294,743	169,834	1,872,112	1,214,234
Recoupment of expenses to Adviser (Note 6)	—	—	104	3,334
Less: Reimbursement of expenses from Adviser (Note 6)	(62,016)	(75,544)	(68,967)	(57,645)
Net Expenses	232,727	94,290	1,803,249	1,159,923
Net investment loss	(26,180)	(79,773)	(1,502,875)	(946,706)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(571,162)	—	(1,485,846)	—
In-kind redemptions	239,291	—	6,457,721	—
Swaps	(6,106,427)	(2,202,246)	(13,250,899)	(52,862,834)
Net realized loss on investment securities, in-kind redemptions and swaps	(6,438,298)	(2,202,246)	(8,279,024)	(52,862,834)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,800)	—	236,740	—
Swaps	(2,128,146)	842,636	52,896,337	143,010
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(2,131,946)	842,636	53,133,077	143,010
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(8,570,244)	(1,359,610)	44,854,053	(52,719,824)
Net increase (decrease) in net assets resulting from operations	$(8,596,424)	$(1,439,383)	$43,351,178	$(53,666,530)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$288,526	$—	$40,695
Interest income	142,935	123,352	51,289
Total investment income	431,461	123,352	91,984
Expenses:
Investment advisory fees (Note 6)	1,034,891	540,503	252,472
Licensing fees	135,674	71,213	11,571
Interest expense	51,340	41,273	5,164
Professional fees	44,596	27,971	22,817
Administration fees	32,925	15,860	7,684
Reports to shareholders	28,415	20,273	9,817
Management service fees (Note 6)	27,597	14,414	6,733
Accounting fees	22,171	12,655	5,998
Transfer agent fees	20,175	8,249	6,279
Custody fees	15,197	15,209	4,998
Pricing fees	7,296	7,296	6,620
Exchange listing fees	5,467	5,777	4,894
Insurance fees	4,175	3,322	1,589
Trustees' fees and expenses	3,826	2,133	1,000
Other	3,478	1,557	1,027
Total Expenses	1,437,223	787,705	348,663
Less: Reimbursement of expenses from Adviser (Note 6)	(75,021)	(61,794)	(23,550)
Net Expenses	1,362,202	725,911	325,113
Net investment loss	(930,741)	(602,559)	(233,129)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(4,573,491)	—	(221,263)
In-kind redemptions	7,081,009	—	86,760
Swaps	(42,748,040)	(17,031,453)	(6,265,619)
Net realized loss on investment securities, in-kind redemptions and swaps	(40,240,522)	(17,031,453)	(6,400,122)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,637,058	—	111,743
Swaps	13,518,379	(2,309,835)	(5,706,107)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	17,155,437	(2,309,835)	(5,594,364)
Net realized and unrealized loss on investment securities, in-kind redemptions and swaps	(23,085,085)	(19,341,288)	(11,994,486)
Net decrease in net assets resulting from operations	$(24,015,826)	$(19,943,847)	$(12,227,615)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Investment Income:
Dividend income	$183,247	$36,781	$5,197
Interest income	106,032	12,657	18,964
Total investment income	289,279	49,438	24,161
Expenses:
Investment advisory fees (Note 6)	588,531	79,371	93,239
Licensing fees	62,777	25,000	12,432
Professional fees	31,624	14,052	14,615
Reports to shareholders	18,984	4,152	6,635
Administration fees	18,697	2,566	3,090
Management service fees (Note 6)	15,694	2,116	2,486
Transfer agent fees	14,055	3,178	3,848
Accounting fees	13,036	1,824	1,457
Interest expense	12,655	1,359	14,344
Custody fees	8,572	2,977	2,917
Pricing fees	7,296	6,537	7,296
Exchange listing fees	5,195	4,894	6,157
Insurance fees	2,850	356	336
Trustees' fees and expenses	2,253	305	322
Other	2,432	784	344
Total Expenses	804,651	149,471	169,518
Less: Reimbursement of expenses from Adviser (Note 6)	(46,522)	(47,576)	(37,072)
Net Expenses	758,129	101,895	132,446
Net investment loss	(468,850)	(52,457)	(108,285)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(982,150)	(354,308)	(297,931)
In-kind redemptions	1,083,199	480,443	639,284
Swaps	(17,025,427)	(427,671)	(2,700,614)
Net realized loss on investment securities, in-kind redemptions and swaps	(16,924,378)	(301,536)	(2,359,261)
Change in net unrealized appreciation (depreciation) on:
Investment securities	573,008	280,458	237,855
Swaps	17,659,560	(633,307)	12,877,980
Change in net unrealized appreciation (depreciation) on investment securities and swaps	18,232,568	(352,849)	13,115,835
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	1,308,190	(654,385)	10,756,574
Net increase (decrease) in net assets resulting from operations	$839,340	$(706,842)	$10,648,289

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Investment Income:
Interest income	$262,636	$94,437	$4,101
Total investment income	262,636	94,437	4,101
Expenses:
Investment advisory fees (Note 6)	1,313,785	363,608	32,714
Interest expense	194,798	16,683	687
Professional fees	49,402	24,067	13,353
Reports to shareholders	42,890	15,982	—
Administration fees	41,442	11,638	—
Licensing fees	38,982	10,896	—
Management service fees (Note 6)	35,034	9,696	—
Transfer agent fees	30,249	6,886	—
Accounting fees	30,104	8,218	—
Custody fees	18,968	10,176	—
Pricing fees	7,552	7,553	6,906
Insurance fees	6,192	1,454	—
Exchange listing fees	5,946	5,132	4,894
Trustees' fees and expenses	5,121	1,376	—
Other	4,917	1,302	14,214
Total Expenses	1,825,382	494,667	72,768
Recoupment of expenses to Adviser (Note 6)	62,892	1,280	—
Less: Reimbursement of expenses from Adviser (Note 6)	(29,349)	(18,693)	(30,643)
Net Expenses	1,858,925	477,254	42,125
Net investment loss	(1,596,289)	(382,817)	(38,024)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(952,149)	—	98,687
In-kind redemptions	6,157,444	—	249,576
Swaps	(63,496,716)	(18,290,016)	1,096,283
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(58,291,421)	(18,290,016)	1,444,546
Change in net unrealized appreciation (depreciation) on:
Investment securities	273,771	—	142,561
Swaps	93,504,576	(17,084,807)	(1,197,946)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	93,778,347	(17,084,807)	(1,055,385)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	35,486,926	(35,374,823)	389,161
Net increase (decrease) in net assets resulting from operations	$33,890,637	$(35,757,640)	$351,137

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Investment Income:
Dividend income	$3,014,585	$—	$8,824,985	$—
(net of foreign withholding tax of $—,$—, $6,512 and $—, respectively)
Interest income	640,290	137,887	1,243,263	615,138
Total investment income	3,654,875	137,887	10,068,248	615,138
Expenses:
Investment advisory fees (Note 6)	3,861,665	587,541	8,798,822	2,525,282
Licensing fees	411,911	62,671	978,775	279,021
Interest expense	333,080	65,871	381,397	22,615
Administration fees	122,743	18,592	289,676	79,950
Management service fees (Note 6)	102,978	15,668	234,635	67,341
Professional fees	93,211	24,837	201,792	74,563
Accounting fees	84,997	11,006	182,195	45,098
Reports to shareholders	81,302	25,492	133,656	106,956
Transfer agent fees	58,267	10,665	139,168	34,209
Custody fees	47,776	12,664	128,822	33,592
Trustees' fees and expenses	14,903	2,292	34,491	9,807
Insurance fees	14,332	2,320	37,071	9,722
Pricing fees	7,296	7,296	7,297	7,296
Exchange listing fees	5,012	5,132	8,818	6,210
Other	18,041	1,907	43,866	17,827
Total Expenses	5,257,514	853,954	11,600,481	3,319,489
Recoupment of expenses to Adviser (Note 6)	9,820	—	14,755	1,237
Less: Reimbursement of expenses from Adviser (Note 6)	(42,811)	(43,863)	(88,665)	(99,421)
Net Expenses	5,224,523	810,091	11,526,571	3,221,305
Net investment loss	(1,569,648)	(672,204)	(1,458,323)	(2,606,167)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(8,694,618)	—	(8,906,289)	—
In-kind redemptions	38,679,599	—	37,452,351	—
Swaps	7,646,017	(20,435,143)	34,632,770	(138,446,494)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	37,630,998	(20,435,143)	63,178,832	(138,446,494)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,709,948)	—	(7,215,174)	—
Swaps	30,699,753	(12,656,116)	(79,193,011)	32,244,127
Change in net unrealized appreciation (depreciation) on investment securities and swaps	26,989,805	(12,656,116)	(86,408,185)	32,244,127
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	64,620,803	(33,091,259)	(23,229,353)	(106,202,367)
Net increase (decrease) in net assets resulting from operations	$63,051,155	$(33,763,463)	$(24,687,676)	$(108,808,534)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Healthcare Bear 3X Shares[1]
Investment Income:
Dividend income	$216,619	$—	$349,872	$—
Interest income	1,576,681	633,789	296,599	2,908
Total investment income	1,793,300	633,789	646,471	2,908
Expenses:
Investment advisory fees (Note 6)	8,837,549	2,279,192	1,869,294	14,150
Interest expense	1,041,141	64,296	98,642	342
Licensing fees	396,044	124,329	205,896	1,509
Administration fees	287,559	73,247	58,705	477
Management service fees (Note 6)	235,668	60,778	49,848	377
Reports to shareholders	233,608	106,957	36,892	10,257
Accounting fees	182,479	49,881	44,826	349
Professional fees	166,830	59,866	65,787	13,457
Transfer agent fees	115,504	45,006	29,209	2,009
Custody fees	99,235	30,084	27,929	1,281
Trustees' fees and expenses	31,985	8,532	7,432	68
Insurance fees	22,918	5,044	10,871	6
Exchange listing fees	9,150	5,056	4,904	9,775
Pricing fees	7,161	7,161	7,515	5,609
Offering fees	—	—	—	1,345
Other	25,466	17,504	8,342	799
Total Expenses	11,692,297	2,936,933	2,526,092	61,810
Recoupment of expenses to Adviser (Note 6)	8,991	90,418	6,575	—
Less: Reimbursement of expenses from Adviser (Note 6)	(23,704)	(76,078)	(66,252)	(43,545)
Less: Investment advisory fees waived (Note 6)	(25,220)	—	—	—
Net Expenses	11,652,364	2,951,273	2,466,415	18,265
Net investment loss	(9,859,064)	(2,317,484)	(1,819,944)	(15,357)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(181,581,739)	—	—	—
In-kind redemptions	222,199,023	—	2,277,455	—
Swaps	1,228,834,503	(535,844,823)	41,169,361	(450,202)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	1,269,451,787	(535,844,823)	43,446,816	(450,202)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(44,149,918)	—	(2,310,003)	—
Swaps	(245,942,180)	(76,628,781)	(96,034,464)	366,744
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(290,092,098)	(76,628,781)	(98,344,467)	366,744
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	979,359,689	(612,473,604)	(54,897,651)	(83,458)
Net increase (decrease) in net assets resulting from operations	$969,500,625	$(614,791,088)	$(56,717,595)	$(98,815)

1  Represents the period from December 3, 2015 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Investment Income:
Dividend income	$4,173	$—	$25,085	$—
Interest income	2,736	6,632	415,659	124,435
Total investment income	6,909	6,632	440,744	124,435
Expenses:
Investment advisory fees (Note 6)	19,597	31,028	2,577,807	416,791
Professional fees	13,275	13,420	81,849	31,744
Exchange listing fees	10,159	10,159	4,894	4,894
Pricing fees	6,543	6,543	6,620	6,620
Licensing fees	2,090	3,310	135,563	19,093
Transfer agent fees	1,986	2,076	33,166	7,881
Reports to shareholders	1,548	1,910	74,532	29,588
Custody fees	1,300	2,109	31,832	10,053
Administration fees	655	1,051	82,303	13,357
Management service fees (Note 6)	523	827	68,741	11,114
Interest expense	474	2,932	354,563	9,588
Accounting fees	401	712	51,925	9,259
Insurance fees	105	149	6,107	1,758
Trustees' fees and expenses	76	124	8,024	1,463
Other	710	725	11,657	3,126
Total Expenses	59,442	77,075	3,529,583	576,329
Recoupment of expenses to Adviser (Note 6)	567	576	90,301	23,672
Less: Reimbursement of expenses from Adviser (Note 6)	(34,712)	(35,417)	(22,583)	(62,477)
Net Expenses	25,297	42,234	3,597,301	537,524
Net investment loss	(18,388)	(35,602)	(3,156,557)	(413,089)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(12,462)	—	(66,637,495)	—
In-kind redemptions	—	—	74,189,665	—
Swaps	(624,758)	(628,094)	(16,769,859)	(138,412,679)
Net realized loss on investment securities, in-kind redemptions and swaps	(637,220)	(628,094)	(9,217,689)	(138,412,679)
Change in net unrealized appreciation (depreciation) on:
Investment securities	18,154	—	(9,104,571)	—
Swaps	(142,326)	(43,094)	140,077,774	(2,779,542)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(124,172)	(43,094)	130,973,203	(2,779,542)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(761,392)	(671,188)	121,755,514	(141,192,221)
Net increase (decrease) in net assets resulting from operations	$(779,780)	$(706,790)	$118,598,957	$(141,605,310)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares[1]	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income	$58,205	$—	$215,041	$—
(net of foreign withholding tax of $808,$—, $— and $—, respectively)
Interest income	80,184	12,871	133,412	29,026
Total investment income	138,389	12,871	348,453	29,026
Expenses:
Investment advisory fees (Note 6)	393,282	50,920	689,613	119,682
Reports to shareholders	36,021	13,484	16,843	8,099
Licensing fees	34,413	4,752	73,551	50,000
Professional fees	28,521	13,661	36,225	13,382
Interest expense	27,769	4,024	41,519	492
Custody fees	13,772	3,955	13,431	3,261
Administration fees	12,891	1,702	22,416	3,786
Management service fees (Note 6)	10,488	1,358	18,390	3,192
Transfer agent fees	9,556	2,421	9,553	3,767
Accounting fees	8,412	1,163	13,915	2,311
Pricing fees	7,296	5,609	7,296	7,296
Exchange listing fees	5,303	9,775	5,012	5,935
Trustees' fees and expenses	1,461	216	2,711	425
Insurance fees	1,380	24	2,792	419
Offering fees	—	1,345	—	—
Other	1,796	810	2,688	294
Total Expenses	592,361	115,219	955,955	222,341
Recoupment of expenses to Adviser (Note 6)	—	—	7,743	—
Less: Reimbursement of expenses from Adviser (Note 6)	(66,435)	(46,696)	(48,669)	(70,252)
Net Expenses	525,926	68,523	915,029	152,089
Net investment loss	(387,537)	(55,652)	(566,576)	(123,063)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(9,363,635)	—	(1,461,340)	—
In-kind redemptions	6,612,104	—	269,208	—
Swaps	(28,836,640)	(10,788,411)	26,051,086	(7,848,303)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(31,588,171)	(10,788,411)	24,858,954	(7,848,303)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(100,023)	—	125,048	—
Swaps	2,982,524	1,750,018	(13,201,129)	3,888,281
Change in net unrealized appreciation (depreciation) on investment securities and swaps	2,882,501	1,750,018	(13,076,081)	3,888,281
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(28,705,670)	(9,038,393)	11,782,873	(3,960,022)
Net increase (decrease) in net assets resulting from operations	$(29,093,207)	$(9,094,045)	$11,216,297	$(4,083,085)

1  Represents the period from December 3, 2015 (commencement of operations) to October 31, 2016.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Investment Income:
Dividend income	$19,684	$—	$79,821
(net of foreign withholding tax of $—,$— and $37, respectively)
Interest income	1,722	2,412	63,662
Total investment income	21,406	2,412	143,483
Expenses:
Investment advisory fees (Note 6)	17,630	13,262	356,010
Professional fees	13,290	13,392	22,736
Exchange listing fees	10,159	10,159	5,087
Pricing fees	6,544	6,543	7,296
Licensing fees	6,054	5,996	37,906
Reports to shareholders	2,359	2,474	10,498
Custody fees	2,350	1,511	11,070
Transfer agent fees	1,935	1,892	7,270
Administration fees	594	449	11,167
Management service fees (Note 6)	470	354	9,494
Accounting fees	380	274	8,109
Interest expense	117	598	20,513
Insurance fees	99	143	1,548
Trustees' fees and expenses	73	56	1,404
Other	736	723	1,185
Total Expenses	62,790	57,826	511,293
Less: Reimbursement of expenses from Adviser (Note 6)	(40,319)	(40,429)	(39,834)
Net Expenses	22,471	17,397	471,459
Net investment loss	(1,065)	(14,985)	(327,976)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(32,892)	—	(400,869)
In-kind redemptions	—	—	(475,643)
Swaps	(315,031)	(635,966)	8,300,380
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(347,923)	(635,966)	7,423,868
Change in net unrealized appreciation (depreciation) on:
Investment securities	50,754	—	336,625
Swaps	145,966	(331,507)	(9,290,899)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	196,720	(331,507)	(8,954,274)
Net realized and unrealized loss on investment securities, in-kind redemptions and swaps	(151,203)	(967,473)	(1,530,406)
Net decrease in net assets resulting from operations	$(152,268)	$(982,458)	$(1,858,382)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Investment Income:
Dividend income	$50,062	$—	$9,546	$—
Interest income	348,845	113,698	84,762	49,105
Total investment income	398,907	113,698	94,308	49,105
Expenses:
Investment advisory fees (Note 6)	1,546,515	449,452	347,769	172,890
Licensing fees	164,199	47,674	36,857	18,203
Interest expense	70,566	34,897	12,839	3,113
Administration fees	49,143	14,367	11,211	5,539
Professional fees	48,994	28,644	25,056	20,392
Reports to shareholders	41,923	14,889	12,711	7,948
Management service fees (Note 6)	41,240	11,985	9,274	4,610
Accounting fees	34,759	9,704	7,382	3,638
Transfer agent fees	24,568	9,055	7,811	4,158
Custody fees	19,621	9,003	6,922	5,175
Pricing fees	6,617	6,617	6,617	6,617
Trustees' fees and expenses	5,745	1,546	1,241	629
Exchange listing fees	4,888	4,888	4,888	4,888
Insurance fees	3,828	863	442	344
Other	8,264	2,112	826	741
Total Expenses	2,070,870	645,696	491,846	258,885
Recoupment of expenses to Adviser (Note 6)	7,336	1,451	495	351
Less: Reimbursement of expenses from Adviser (Note 6)	(48,721)	(42,944)	(38,994)	(37,128)
Net Expenses	2,029,485	604,203	453,347	222,108
Net investment loss	(1,630,578)	(490,505)	(359,039)	(173,003)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(11,446,338)	—	(198,214)	—
In-kind redemptions	1,046,958	—	2,326,788	—
Swaps	(15,417,109)	(31,283,770)	18,390,285	(28,721,851)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(25,816,489)	(31,283,770)	20,518,859	(28,721,851)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(837,990)	—	(360,562)	—
Swaps	(26,314,363)	22,161,242	12,643,080	2,029,986
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(27,152,353)	22,161,242	12,282,518	2,029,986
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(52,968,842)	(9,122,528)	32,801,377	(26,691,865)
Net increase (decrease) in net assets resulting from operations	$(54,599,420)	$(9,613,033)	$32,442,338	$(26,864,868)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Investment Income:
Dividend income	$423,010	$—	$429,480	$—
(net of foreign withholding tax of $11,538,$—, $— and $—, respectively)
Interest income	119,010	85,472	227,554	37,214
Total investment income	542,020	85,472	657,034	37,214
Expenses:
Investment advisory fees (Note 6)	766,198	337,012	1,272,557	145,002
Licensing fees	69,665	29,632	135,862	15,467
Professional fees	41,955	21,526	48,849	13,923
Administration fees	24,770	10,341	40,861	4,464
Management service fees (Note 6)	20,432	8,987	33,935	3,867
Interest expense	19,504	6,529	39,759	1,150
Reports to shareholders	17,471	10,123	23,769	12,995
Custody fees	17,029	8,022	20,391	4,035
Accounting fees	16,682	7,027	26,605	2,912
Transfer agent fees	13,993	6,462	19,350	4,142
Pricing fees	7,296	7,296	7,296	7,296
Exchange listing fees	5,012	5,332	5,012	5,348
Insurance fees	3,459	1,534	5,009	795
Trustees' fees and expenses	2,889	1,256	4,851	557
Other	3,346	944	4,433	834
Total Expenses	1,029,701	462,023	1,688,539	222,787
Recoupment of expenses to Adviser (Note 6)	1,613	137	1,431	—
Less: Reimbursement of expenses from Adviser (Note 6)	(41,292)	(28,749)	(38,305)	(37,968)
Net Expenses	990,022	433,411	1,651,665	184,819
Net investment loss	(448,002)	(347,939)	(994,631)	(147,605)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	19,947	—	1,734,929	—
In-kind redemptions	6,808,515	—	1,984,096	—
Swaps	52,847,584	(33,422,363)	62,111,716	(7,802,948)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	59,676,046	(33,422,363)	65,830,741	(7,802,948)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,669,916	—	122,997	—
Swaps	(4,527,949)	(11,169,062)	(30,994,473)	(1,494,844)
Change in net unrealized depreciation on investment securities and swaps	(2,858,033)	(11,169,062)	(30,871,476)	(1,494,844)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	56,818,013	(44,591,425)	34,959,265	(9,297,792)
Net increase (decrease) in net assets resulting from operations	$56,370,011	$(44,939,364)	$33,964,634	$(9,445,397)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2016

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$—	$—	$325,172	$—
Interest income	12,663	50,601	95,511	581,691
Total investment income	12,663	50,601	420,683	581,691
Expenses:
Investment advisory fees (Note 6)	56,866	224,071	553,629	2,879,404
Licensing fees	20,000	20,000	22,404	114,618
Professional fees	13,573	23,408	29,717	87,729
Pricing fees	6,716	7,296	7,296	7,296
Reports to shareholders	6,420	11,277	17,959	75,909
Exchange listing fees	5,051	5,038	5,037	5,936
Transfer agent fees	2,613	6,321	8,215	47,595
Interest expense	1,969	725	13,567	10,895
Administration fees	1,805	7,241	17,952	91,436
Custody fees	1,790	4,122	10,783	35,538
Management service fees (Note 6)	1,516	5,975	14,763	76,784
Accounting fees	1,237	4,315	12,164	59,876
Insurance fees	228	1,230	1,940	18,143
Trustees' fees and expenses	217	885	2,160	11,280
Other	733	721	1,856	12,714
Total Expenses	120,734	322,625	719,442	3,535,153
Recoupment of expenses to Adviser (Note 6)	—	—	4,849	17,438
Less: Reimbursement of expenses from Adviser (Note 6)	(46,735)	(38,077)	(9,461)	—
Net Expenses	73,999	284,548	714,830	3,552,591
Net investment loss	(61,336)	(233,947)	(294,147)	(2,970,900)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(1,683,302)	—
In-kind redemptions	—	—	551,557	—
Swaps	551,876	(5,139,786)	24,021,871	(197,162,830)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	551,876	(5,139,786)	22,890,126	(197,162,830)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	429,798	—
Swaps	294,981	(318,001)	(5,906,729)	53,871,678
Change in net unrealized appreciation (depreciation) on investment securities and swaps	294,981	(318,001)	(5,476,931)	53,871,678
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	846,857	(5,457,787)	17,413,195	(143,291,152)
Net increase (decrease) in net assets resulting from operations	$785,521	$(5,691,734)	$17,119,048	$(146,262,052)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(386,016)	$(614,639)	$(95,405)	$(91,189)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	6,552,025	28,360,867	(3,085,229)	(3,279,694)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,762,212)	(22,099,489)	370,258	1,516,505
Net increase (decrease) in net assets resulting from operations	2,403,797	5,646,739	(2,810,376)	(1,854,378)
Capital share transactions:
Proceeds from shares sold	55,188,783	112,368,162	16,610,149	12,002,977
Cost of shares redeemed	(80,911,403)	(140,020,613)	(14,090,533)	(7,152,540)
Transaction fees	22,487	32,519	4,227	2,144
Net increase (decrease) in net assets resulting from capital transactions	(25,700,133)	(27,619,932)	2,523,843	4,852,581
Total increase (decrease) in net assets	(23,296,336)	(21,973,193)	(286,533)	2,998,203
Net assets:
Beginning of year	69,465,841	91,439,034	11,227,331	8,229,128
End of year	$46,169,505	$69,465,841	$10,940,798	$11,227,331
Accumulated net investment loss at end of year	$—	$—	$(74,338)	$(77,184)
Changes in shares outstanding
Shares outstanding, beginning of year	3,000,132	4,000,132	264,407	152,040
Shares sold	2,250,000	4,400,000	400,000	275,000
Shares repurchased	(3,400,000)	(5,400,000)	(300,000)	(162,633)
Shares outstanding, end of year	1,850,132	3,000,132	364,407	264,407
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares		Direxion Daily S&P 500® Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(4,560,910)	$(5,312,200)	$(3,339,914)	$(2,340,298)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	102,352,639	64,919,643	(133,757,914)	(66,276,817)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(39,548,130)	42,141,849	45,007,769	373,830
Net increase (decrease) in net assets resulting from operations	58,243,599	101,749,292	(92,090,059)	(68,243,285)
Capital share transactions:
Proceeds from shares sold	1,303,601,635	865,548,280	776,578,628	464,434,184
Cost of shares redeemed	(1,478,054,021)	(946,152,391)	(491,134,134)	(232,215,930)
Transaction fees	345,748	193,707	147,340	69,664
Net increase (decrease) in net assets resulting from capital transactions	(174,106,638)	(80,410,404)	285,591,834	232,287,918
Total increase (decrease) in net assets	(115,863,039)	21,338,888	193,501,775	164,044,633
Net assets:
Beginning of year	574,270,145	552,931,257	368,523,310	204,478,677
End of year	$458,407,106	$574,270,145	$562,025,085	$368,523,310
Accumulated net investment loss at end of year	$(43,132)	$(49,254)	$(2,869,307)	$(2,067,705)
Changes in shares outstanding
Shares outstanding, beginning of year	6,551,251	6,701,251	22,075,675	9,075,675
Shares sold	15,450,000	10,600,000	51,800,000	24,850,000
Shares repurchased	(17,000,000)	(10,750,000)	(30,400,000)	(11,850,000)
Shares outstanding, end of year	5,001,251	6,551,251	43,475,675	22,075,675

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(5,899,413)	$(6,995,955)	$(4,062,194)	$(5,759,664)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	31,182,414	416,149,236	(153,964,604)	(155,229,077)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	45,448,588	(349,417,774)	4,124,393	90,308,081
Net increase (decrease) in net assets resulting from operations	70,731,589	59,735,507	(153,902,405)	(70,680,660)
Distributions to shareholders:
Net realized gains	—	(5,754,016)	—	—
Total distributions	—	(5,754,016)	—	—
Capital share transactions:
Proceeds from shares sold	1,676,825,388	2,381,603,101	1,174,145,351	1,469,690,305
Cost of shares redeemed	(1,855,279,806)	(2,690,422,706)	(938,794,391)	(1,501,541,106)
Transaction fees	416,718	610,905	283,078	450,388
Net increase (decrease) in net assets resulting from capital transactions	(178,037,700)	(308,208,700)	235,634,038	(31,400,413)
Total increase (decrease) in net assets	(107,306,111)	(254,227,209)	81,731,633	(102,081,073)
Net assets:
Beginning of year	836,739,077	1,090,966,286	504,279,837	606,360,910
End of year	$729,432,966	$836,739,077	$586,011,470	$504,279,837
Accumulated net investment loss at end of year	$(13,174)	$(15,039)	$(3,392,720)	$(4,642,317)
Changes in shares outstanding
Shares outstanding, beginning of year	12,150,034	14,400,034	11,520,375	11,199,620
Shares sold	27,800,000	30,850,000	30,600,000	33,287,500
Shares repurchased	(29,350,000)	(33,100,000)	(23,050,000)	(32,966,745)
Shares outstanding, end of year	10,600,034	12,150,034	19,070,375	11,520,375

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Brazil Bull 3X Shares[1]
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(433,595)	$(358,890)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	24,246,909	(62,240,192)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	62,245,072	(14,327,457)
Net increase (decrease) in net assets resulting from operations	86,058,386	(76,926,539)
Capital share transactions:
Proceeds from shares sold	94,254,239	107,453,351
Cost of shares redeemed	(143,154,635)	(30,009,686)
Transaction fees	28,627	5,999
Net increase (decrease) in net assets resulting from capital transactions	(48,871,769)	77,449,664
Total increase in net assets	37,186,617	523,125
Net assets:
Beginning of year	41,283,778	40,760,653
End of year	$78,470,395	$41,283,778
Accumulated net investment loss at end of year	$(361,690)	$(303,996)
Changes in shares outstanding
Shares outstanding, beginning of year	2,504,845	270,000
Shares sold	5,350,000	3,000,000
Shares repurchased	(6,201,117)	(765,155)
Shares outstanding, end of year	1,653,728	2,504,845

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Effective August 25, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 and the 4:1 stock splits.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Developed Markets Bull 3X Shares		Direxion Daily Developed Markets Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(26,180)	$(230,947)	$(79,773)	$(74,715)
Net realized loss on investment securities, in-kind redemptions and swaps	(6,438,298)	(1,913,004)	(2,202,246)	(1,829,674)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(2,131,946)	(5,945,558)	842,636	96,275
Net decrease in net assets resulting from operations	(8,596,424)	(8,089,509)	(1,439,383)	(1,808,114)
Capital share transactions:
Proceeds from shares sold	36,839,438	60,874,382	12,710,125	17,153,127
Cost of shares redeemed	(43,730,977)	(55,496,189)	(13,905,404)	(13,507,056)
Transaction fees	10,047	13,357	5,213	4,052
Net increase (decrease) in net assets resulting from capital transactions	(6,881,492)	5,391,550	(1,190,066)	3,650,123
Total increase (decrease) in net assets	(15,477,916)	(2,697,959)	(2,629,449)	1,842,009
Net assets:
Beginning of year	33,284,258	35,982,217	11,097,267	9,255,258
End of year	$17,806,342	$33,284,258	$8,467,818	$11,097,267
Accumulated net investment loss at end of year	$—	$(167,431)	$(62,405)	$(59,875)
Changes in shares outstanding
Shares outstanding, beginning of year	600,001	550,001	384,916	284,916
Shares sold	850,000	1,000,000	400,000	550,000
Shares repurchased	(1,050,000)	(950,000)	(450,000)	(450,000)
Shares outstanding, end of year	400,001	600,001	334,916	384,916

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Emerging Markets Bull 3X Shares[1]		Direxion Daily Emerging Markets Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(1,502,875)	$(1,788,693)	$(946,706)	$(905,389)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(8,279,024)	(98,173,860)	(52,862,834)	24,161,697
Change in net unrealized appreciation (depreciation) on investment securities and swaps	53,133,077	(27,594,246)	143,010	(10,904,159)
Net increase (decrease) in net assets resulting from operations	43,351,178	(127,556,799)	(53,666,530)	12,352,149
Capital share transactions:
Proceeds from shares sold	368,130,679	298,992,238	373,252,252	291,826,004
Cost of shares redeemed	(397,814,248)	(276,919,220)	(300,318,800)	(265,811,221)
Transaction fees	82,144	57,179	90,858	93,438
Net increase (decrease) in net assets resulting from capital transactions	(29,601,425)	22,130,197	73,024,310	26,108,221
Total increase (decrease) in net assets	13,749,753	(105,426,602)	19,357,780	38,460,370
Net assets:
Beginning of year	182,246,710	287,673,312	124,472,044	86,011,674
End of year	$195,996,463	$182,246,710	$143,829,824	$124,472,044
Accumulated net investment loss at end of year	$(1,232,747)	$(1,379,368)	$(762,905)	$(772,612)
Changes in shares outstanding
Shares outstanding, beginning of year	3,182,233	2,594,733	3,077,763	2,627,763
Shares sold	7,600,000	3,662,500	11,750,000	7,500,000
Shares repurchased	(7,650,635)	(3,075,000)	(8,550,000)	(7,050,000)
Shares outstanding, end of year	3,131,598	3,182,233	6,277,763	3,077,763

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bull 3X Shares		Direxion Daily FTSE China Bear 3X Shares[1]
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(930,741)	$(1,149,397)	$(602,559)	$(405,015)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(40,240,522)	(52,624,264)	(17,031,453)	4,412,405
Change in net unrealized appreciation (depreciation) on investment securities and swaps	17,155,437	(22,317,512)	(2,309,835)	7,663,947
Net increase (decrease) in net assets resulting from operations	(24,015,826)	(76,091,173)	(19,943,847)	11,671,337
Distributions to shareholders:
Net realized gains	—	(248,005)	—	—
Total distributions	—	(248,005)	—	—
Capital share transactions:
Proceeds from shares sold	139,496,447	278,386,190	123,158,907	232,170,837
Cost of shares redeemed	(124,292,207)	(153,127,942)	(142,313,029)	(151,205,084)
Transaction fees	25,329	38,133	42,695	45,358
Net increase (decrease) in net assets resulting from capital transactions	15,229,569	125,296,381	(19,111,427)	81,011,111
Total increase (decrease) in net assets	(8,786,257)	48,957,203	(39,055,274)	92,682,448
Net assets:
Beginning of year	159,741,119	110,783,916	106,668,598	13,986,150
End of year	$150,954,862	$159,741,119	$67,613,324	$106,668,598
Accumulated net investment loss at end of year	$(688,158)	$(967,547)	$(491,474)	$(260,046)
Changes in shares outstanding
Shares outstanding, beginning of year	7,350,013	3,500,011	4,927,260	387,988
Shares sold	9,650,000	8,100,002	5,350,000	11,340,000
Shares repurchased	(8,250,000)	(4,250,000)	(5,900,000)	(6,800,728)
Shares outstanding, end of year	8,750,013	7,350,013	4,377,260	4,927,260

1  Effective March 24, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE Europe Bull 3X Shares		Direxion Daily India Bull 3X Shares[1]
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(233,129)	$(128,675)	$(468,850)	$(710,574)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(6,400,122)	(14,922,378)	(16,924,378)	1,270,094
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(5,594,364)	5,768,067	18,232,568	(44,538,813)
Net increase (decrease) in net assets resulting from operations	(12,227,615)	(9,282,986)	839,340	(43,979,293)
Distributions to shareholders:
Net investment income	—	(16,450)	—	—
Total distributions	—	(16,450)	—	—
Capital share transactions:
Proceeds from shares sold	17,681,826	67,889,180	13,193,074	130,404,639
Cost of shares redeemed	(30,417,147)	(16,834,901)	(32,931,769)	(71,348,032)
Transaction fees	6,705	3,509	6,584	13,639
Net increase (decrease) in net assets resulting from capital transactions	(12,728,616)	51,057,788	(19,732,111)	59,070,246
Total increase (decrease) in net assets	(24,956,231)	41,758,352	(18,892,771)	15,090,953
Net assets:
Beginning of year	51,388,975	9,630,623	94,039,537	78,948,584
End of year	$26,432,744	$51,388,975	$75,146,766	$94,039,537
Accumulated net investment loss at end of year	$(160,228)	$(113,520)	$(371,220)	$(591,921)
Changes in shares outstanding
Shares outstanding, beginning of year	1,850,001	300,001	1,612,364	774,864
Shares sold	1,000,000	2,100,000	300,000	1,662,500
Shares repurchased	(1,450,000)	(550,000)	(612,678)	(825,000)
Shares outstanding, end of year	1,400,001	1,850,001	1,299,686	1,612,364

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Japan Bull 3X Shares		Direxion Daily Latin America Bull 3X Shares[1]
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(52,457)	$(59,966)	$(108,285)	$(148,489)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(301,536)	(2,104,086)	(2,359,261)	(18,735,935)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(352,849)	251,443	13,115,835	(4,076,508)
Net increase (decrease) in net assets resulting from operations	(706,842)	(1,912,609)	10,648,289	(22,960,932)
Capital share transactions:
Proceeds from shares sold	12,498,440	37,005,262	4,413,640	11,838,956
Cost of shares redeemed	(14,421,475)	(28,239,047)	(7,456,481)	(541,142)
Transaction fees	2,884	5,881	1,489	107
Net increase (decrease) in net assets resulting from capital transactions	(1,920,151)	8,772,096	(3,041,352)	11,297,921
Total increase (decrease) in net assets	(2,626,993)	6,859,487	7,606,937	(11,663,011)
Net assets:
Beginning of year	14,196,012	7,336,525	10,216,142	21,879,153
End of year	$11,569,019	$14,196,012	$17,823,079	$10,216,142
Accumulated net investment loss at end of year	$(30,113)	$—	$(93,506)	$(117,811)
Changes in shares outstanding
Shares outstanding, beginning of year	300,001	150,001	154,955	73,741
Shares sold	300,000	700,000	75,000	84,375
Shares repurchased	(350,000)	(550,000)	(75,182)	(3,161)
Shares outstanding, end of year	250,001	300,001	154,773	154,955

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares[1]		Direxion Daily Russia Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(1,596,289)	$(1,882,426)	$(382,817)	$(513,408)
Net realized loss on investment securities, in-kind redemptions and swaps	(58,291,421)	(172,309,466)	(18,290,016)	(68,585,902)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	93,778,347	19,115,677	(17,084,807)	7,297,987
Net increase (decrease) in net assets resulting from operations	33,890,637	(155,076,215)	(35,757,640)	(61,801,323)
Distributions to shareholders:
Net realized gains	—	(76,183)	—	—
Total distributions	—	(76,183)	—	—
Capital share transactions:
Proceeds from shares sold	162,786,284	507,095,009	159,539,231	320,698,283
Cost of shares redeemed	(233,285,795)	(327,278,505)	(110,962,174)	(233,397,608)
Transaction fees	47,701	68,008	33,288	70,298
Net increase (decrease) in net assets resulting from capital transactions	(70,451,810)	179,884,512	48,610,345	87,370,973
Total increase (decrease) in net assets	(36,561,173)	24,732,114	12,852,705	25,569,650
Net assets:
Beginning of year	197,192,531	172,460,417	41,855,995	16,286,345
End of year	$160,631,358	$197,192,531	$54,708,700	$41,855,995
Accumulated net investment loss at end of year	$(1,292,554)	$(1,660,028)	$(313,803)	$(459,038)
Changes in shares outstanding
Shares outstanding, beginning of year	3,097,495	679,161	1,324,417	275,000
Shares sold	3,550,000	5,939,583	8,950,000	5,612,500
Shares repurchased	(4,263,494)	(3,521,249)	(5,000,000)	(4,563,083)
Shares outstanding, end of year	2,384,001	3,097,495	5,274,417	1,324,417

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily South Korea Bull 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(38,024)	$(35,335)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	1,444,546	(1,849,703)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,055,385)	390,771
Net increase (decrease) in net assets resulting from operations	351,137	(1,494,267)
Capital share transactions:
Proceeds from shares sold	953,022	18,410,521
Cost of shares redeemed	(1,554,703)	(14,627,841)
Transaction fees	311	3,589
Net increase (decrease) in net assets resulting from capital transactions	(601,370)	3,786,269
Total increase (decrease) in net assets	(250,233)	2,292,002
Net assets:
Beginning of year	4,235,393	1,943,391
End of year	$3,985,160	$4,235,393
Accumulated net investment loss at end of year	$(32,015)	$(30,462)
Changes in shares outstanding
Shares outstanding, beginning of year	150,001	50,001
Shares sold	50,000	500,000
Shares repurchased	(50,000)	(400,000)
Shares outstanding, end of year	150,001	150,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(1,569,648)	$(1,586,771)	$(672,204)	$(640,362)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	37,630,998	(132,080,738)	(20,435,143)	532,584
Change in net unrealized appreciation (depreciation) on investment securities and swaps	26,989,805	(97,058,927)	(12,656,116)	14,120,042
Net increase (decrease) in net assets resulting from operations	63,051,155	(230,726,436)	(33,763,463)	14,012,264
Capital share transactions:
Proceeds from shares sold	615,051,533	1,198,950,105	214,576,073	186,251,657
Cost of shares redeemed	(714,689,552)	(714,862,307)	(179,970,193)	(181,383,211)
Transaction fees	153,155	157,310	53,991	54,372
Net increase (decrease) in net assets resulting from capital transactions	(99,484,864)	484,245,108	34,659,871	4,922,818
Total increase (decrease) in net assets	(36,433,709)	253,518,672	896,408	18,935,082
Net assets:
Beginning of year	489,320,042	235,801,370	67,250,134	48,315,052
End of year	$452,886,333	$489,320,042	$68,146,542	$67,250,134
Accumulated net investment loss at end of year	$(1,167,397)	$(7,027)	$(565,211)	$(550,822)
Changes in shares outstanding
Shares outstanding, beginning of year	14,200,017	2,800,017	2,937,220	2,787,220
Shares sold	26,800,000	24,350,000	10,600,000	8,650,000
Shares repurchased	(26,100,000)	(12,950,000)	(8,450,000)	(8,500,000)
Shares outstanding, end of year	14,900,017	14,200,017	5,087,220	2,937,220

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(1,458,323)	$(8,874,434)	$(2,606,167)	$(2,695,381)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	63,178,832	751,727,397	(138,446,494)	(124,907,083)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(86,408,185)	(569,802,071)	32,244,127	38,945,115
Net increase (decrease) in net assets resulting from operations	(24,687,676)	173,050,892	(108,808,534)	(88,657,349)
Capital share transactions:
Proceeds from shares sold	619,127,755	1,485,260,175	424,533,329	401,777,591
Cost of shares redeemed	(865,335,424)	(1,616,747,887)	(313,646,120)	(285,626,263)
Transaction fees	181,044	372,418	94,094	85,591
Net increase (decrease) in net assets resulting from capital transactions	(246,026,625)	(131,115,294)	110,981,303	116,236,919
Total increase (decrease) in net assets	(270,714,301)	41,935,598	2,172,769	27,579,570
Net assets:
Beginning of year	1,304,919,539	1,262,983,941	311,118,949	283,539,379
End of year	$1,034,205,238	$1,304,919,539	$313,291,718	$311,118,949
Undistributed (Accumulated) net investment income (loss) at end of year	$161,223	$11,638	$(2,140,989)	$(2,269,722)
Changes in shares outstanding
Shares outstanding, beginning of year	43,199,888	44,299,888	7,432,055	4,863,363
Shares sold	25,050,000	50,800,000	9,550,000	8,300,000
Shares repurchased	(33,000,000)	(51,900,000)	(7,000,000)	(5,731,308)
Shares outstanding, end of year	35,249,888	43,199,888	9,982,055	7,432,055

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bull 3X Shares[1]		Direxion Daily Gold Miners Index Bear 3X Shares[2]
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(9,859,064)	$(7,038,482)	$(2,317,484)	$(1,609,816)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	1,269,451,787	(1,198,688,421)	(535,844,823)	25,436,335
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(290,092,098)	588,516,952	(76,628,781)	(52,251,910)
Net increase (decrease) in net assets resulting from operations	969,500,625	(617,209,951)	(614,791,088)	(28,425,391)
Capital share transactions:
Proceeds from shares sold	3,912,175,772	2,103,458,419	1,859,235,417	1,082,990,193
Cost of shares redeemed	(3,910,526,032)	(1,428,540,431)	(1,273,731,481)	(960,278,338)
Transaction fees	799,031	293,929	382,981	288,403
Net increase in net assets resulting from capital transactions	2,448,771	675,211,917	585,886,917	123,000,258
Total increase (decrease) in net assets	971,949,396	58,001,966	(28,904,171)	94,574,867
Net assets:
Beginning of year	610,268,594	552,266,628	287,615,088	193,040,221
End of year	$1,582,217,990	$610,268,594	$258,710,917	$287,615,088
Accumulated net investment loss at end of year	$(9,052,761)	$(5,977,878)	$(1,965,927)	$(1,348,556)
Changes in shares outstanding
Shares outstanding, beginning of year	88,438,735	25,037,380	360,000	83,000
Shares sold	311,150,000	155,000,000	26,940,000	1,283,000
Shares repurchased	(287,100,000)	(91,598,645)	(20,531,295)	(1,006,000)
Shares outstanding, end of year	112,488,735	88,438,735	6,768,705	360,000

1  Effective August 25, 2016, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

2  Effective May 18, 2016, the Fund had a 1:10 reverse stock split. Effective August 25, 2016, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 and the 1:5 stock splits.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Healthcare Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	For the Period December 3, 2015[1] through October 31, 2016
Operations:
Net investment loss	$(1,819,944)	$(2,505,358)	$(15,357)
Net realized gain (loss) on in-kind redemptions and swaps	43,446,816	8,988,150	(450,202)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(98,344,467)	7,052,534	366,744
Net increase (decrease) in net assets resulting from operations	(56,717,595)	13,535,326	(98,815)
Capital share transactions:
Proceeds from shares sold	109,872,861	288,216,291	4,000,040
Cost of shares redeemed	(231,918,859)	(148,718,439)	(1,909,477)
Transaction fees	57,418	38,421	573
Net increase (decrease) in net assets resulting from capital transactions	(121,988,580)	139,536,273	2,091,136
Total increase (decrease) in net assets	(178,706,175)	153,071,599	1,992,321
Net assets:
Beginning of period/year	342,892,024	189,820,425	—
End of period/year	$164,185,849	$342,892,024	$1,992,321
Accumulated net investment loss at end of period/year	$—	$—	$(13,120)
Changes in shares outstanding
Shares outstanding, beginning of period/year	10,500,008	6,400,008	—
Shares sold	3,650,000	8,300,000	100,001
Shares repurchased	(7,800,000)	(4,200,000)	(50,000)
Shares outstanding, end of period/year	6,350,008	10,500,008	50,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Homebuilders & Supplies Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bear 3X Shares
	Year Ended October 31, 2016	For the Period August 19, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period August 19, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(18,388)	$(5,323)	$(35,602)	$(8,950)
Net realized loss on investment securities and swaps	(637,220)	(736,573)	(628,094)	(316,774)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(124,172)	(354,659)	(43,094)	976,346
Net increase (decrease) in net assets resulting from operations	(779,780)	(1,096,555)	(706,790)	650,622
Capital share transactions:
Proceeds from shares sold	—	4,000,000	—	4,000,000
Net increase in net assets resulting from capital transactions	—	4,000,000	—	4,000,000
Total increase (decrease) in net assets	(779,780)	2,903,445	(706,790)	4,650,622
Net assets:
Beginning of period/year	2,903,445	—	4,650,622	—
End of period/year	$2,123,665	$2,903,445	$3,943,832	$4,650,622
Accumulated net investment loss at end of period/year	$(14,617)	$(509)	$(28,604)	$(4,136)
Changes in shares outstanding
Shares outstanding, beginning of period/year	100,000	—	100,000	—
Shares sold	—	100,000	—	100,000
Shares outstanding, end of period/year	100,000	100,000	100,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]		Direxion Daily Junior Gold Miners Index Bear 3X Shares[2]
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(3,156,557)	$(1,727,326)	$(413,089)	$(690,382)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(9,217,689)	(372,932,410)	(138,412,679)	12,173,272
Change in net unrealized appreciation (depreciation) on investment securities and swaps	130,973,203	200,397,561	(2,779,542)	(36,004,643)
Net increase (decrease) in net assets resulting from operations	118,598,957	(174,262,175)	(141,605,310)	(24,521,753)
Distributions to shareholders:
Net realized gains	—	(7,778,400)	—	(3,658,733)
Total distributions	—	(7,778,400)	—	(3,658,733)
Capital share transactions:
Proceeds from shares sold	1,150,758,759	701,316,190	403,262,805	596,900,665
Cost of shares redeemed	(663,501,053)	(580,802,748)	(247,970,661)	(552,447,418)
Transaction fees	138,570	121,980	74,382	168,979
Net increase in net assets resulting from capital transactions	487,396,276	120,635,422	155,366,526	44,622,226
Total increase (decrease) in net assets	605,995,233	(61,405,153)	13,761,216	16,441,740
Net assets:
Beginning of year	106,686,196	168,091,349	68,334,804	51,893,064
End of year	$712,681,429	$106,686,196	$82,096,020	$68,334,804
Accumulated net investment loss at end of year	$(3,007,381)	$(1,392,216)	$(336,558)	$—
Changes in shares outstanding
Shares outstanding, beginning of year	26,764,660	8,610,000	46,993	7,500
Shares sold	104,050,000	81,920,000	7,269,000	302,250
Shares repurchased	(72,600,000)	(63,765,340)	(4,259,843)	(262,757)
Shares outstanding, end of year	58,214,660	26,764,660	3,056,150	46,993

1  Effective August 25, 2016, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

2  Effective May 18, 2016, the Fund had a 1:10 reverse stock split. Effective August 25, 2016, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 and 1:5 stock splits.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares[1]		Direxion Daily Natural Gas Related Bear 3X Shares[2]
	Year Ended October 31, 2016	Year Ended October 31, 2015	For the Period December 3, 2015[3] through October 31, 2016
Operations:
Net investment loss	$(387,537)	$(386,985)	$(55,652)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(31,588,171)	(166,146,645)	(10,788,411)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	2,882,501	(3,815,442)	1,750,018
Net decrease in net assets resulting from operations	(29,093,207)	(170,349,072)	(9,094,045)
Capital share transactions:
Proceeds from shares sold	222,609,034	233,458,997	55,899,217
Cost of shares redeemed	(175,848,704)	(65,947,424)	(39,214,576)
Transaction fees	38,203	13,505	11,763
Net increase in net assets resulting from capital transactions	46,798,533	167,525,078	16,696,404
Total increase (decrease) in net assets	17,705,326	(2,823,994)	7,602,359
Net assets:
Beginning of period/year	39,587,876	42,411,870	—
End of period/year	$57,293,202	$39,587,876	$7,602,359
Accumulated net investment loss at end of period/year	$(434,697)	$(401,658)	$(51,124)
Changes in shares outstanding
Shares outstanding, beginning of period/year	203,643	6,600	—
Shares sold	5,890,000	275,600	762,500
Shares repurchased	(4,486,122)	(78,557)	(537,645)
Shares outstanding, end of period/year	1,607,521	203,643	224,855

1  Effective March 24, 2016, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

2  Effective August 25, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

3  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares[1]		Direxion Daily Real Estate Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(566,576)	$(347,702)	$(123,063)	$(109,164)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	24,858,954	36,889,122	(7,848,303)	(4,670,200)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(13,076,081)	(40,081,482)	3,888,281	602,768
Net increase (decrease) in net assets resulting from operations	11,216,297	(3,540,062)	(4,083,085)	(4,176,596)
Capital share transactions:
Proceeds from shares sold	95,243,230	139,127,468	28,202,230	37,293,871
Cost of shares redeemed	(136,352,820)	(130,852,043)	(12,901,968)	(30,579,487)
Transaction fees	31,905	31,451	3,871	10,264
Net increase (decrease) in net assets resulting from capital transactions	(41,077,685)	8,306,876	15,304,133	6,724,648
Total increase (decrease) in net assets	(29,861,388)	4,766,814	11,221,048	2,548,052
Net assets:
Beginning of year	104,192,634	99,425,820	11,745,498	9,197,446
End of year	$74,331,246	$104,192,634	$22,966,546	$11,745,498
Undistributed (Accumulated) net investment income (loss) at end of year	$14,322	$55,712	$(105,285)	$(90,941)
Changes in shares outstanding
Shares outstanding, beginning of year	5,600,000	5,600,000	558,309	308,309
Shares sold	4,450,000	6,800,000	1,800,000	1,500,000
Shares repurchased	(6,350,000)	(6,800,000)	(750,000)	(1,250,000)
Shares outstanding, end of year	3,700,000	5,600,000	1,608,309	558,309

1  Effective August 25, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares		Direxion Daily Regional Banks Bear 3X Shares
	Year Ended October 31, 2016	For the Period August 19, 2015[1] through October 31, 2015	Year Ended October 31, 2016	For the Period August 19, 2015[1] through October 31, 2015
Operations:
Net investment loss	$(1,065)	$(2,300)	$(14,985)	$(8,652)
Net realized loss on investment securities and swaps	(347,923)	(443,334)	(635,966)	(304,272)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	196,720	(25,282)	(331,507)	176,609
Net decrease in net assets resulting from operations	(152,268)	(470,916)	(982,458)	(136,315)
Distributions to shareholders:
Net realized gains	—	—	(92,570)	—
Return of capital	—	—	(226)	—
Total distributions	—	—	(92,796)	—
Capital share transactions:
Proceeds from shares sold	—	4,000,000	—	4,000,000
Cost of shares redeemed	(1,642,314)	—	(1,744,928)	—
Transaction fees	493	—	523	—
Net increase (decrease) in net assets resulting from capital transactions	(1,641,821)	4,000,000	(1,744,405)	4,000,000
Total increase (decrease) in net assets	(1,794,089)	3,529,084	(2,819,659)	3,863,685
Net assets:
Beginning of period/year	3,529,084	—	3,863,685	—
End of period/year	$1,734,995	$3,529,084	$1,044,026	$3,863,685
Accumulated net investment loss at end of period/year	$—	$(1,186)	$(11,454)	$—
Changes in shares outstanding
Shares outstanding, beginning of period/year	100,000	—	100,000	—
Shares sold	—	100,000	—	100,000
Shares repurchased	(50,000)	—	(50,000)	—
Shares outstanding, end of period/year	50,000	100,000	50,000	100,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(327,976)	$(56,167)
Net realized gain on investment securities, in-kind redemptions and swaps	7,423,868	14,743,132
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(8,954,274)	6,304,293
Net increase (decrease) in net assets resulting from operations	(1,858,382)	20,991,258
Capital share transactions:
Proceeds from shares sold	30,260,152	111,690,969
Cost of shares redeemed	(50,255,589)	(89,915,878)
Transaction fees	12,091	22,728
Net increase (decrease) in net assets resulting from capital transactions	(19,983,346)	21,797,819
Total increase (decrease) in net assets	(21,841,728)	42,789,077
Net assets:
Beginning of year	58,530,429	15,741,352
End of year	$36,688,701	$58,530,429
Accumulated net investment loss at end of year	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year	1,600,012	800,012
Shares sold	750,000	3,450,000
Shares repurchased	(1,400,000)	(2,650,000)
Shares outstanding, end of year	950,012	1,600,012

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares[1]		Direxion Daily S&P Biotech Bear 3X Shares
	Year Ended October 31, 2016	For the Period May 28, 2015[2] through October 31, 2015	Year Ended October 31, 2016	For the Period May 28, 2015[2] through October 31, 2015
Operations:
Net investment loss	$(1,630,578)	$(313,437)	$(490,505)	$(51,474)
Net realized loss on investment securities, in-kind redemptions and swaps	(25,816,489)	(51,941,573)	(31,283,770)	(4,373,117)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(27,152,353)	(14,156,052)	22,161,242	9,200,594
Net increase (decrease) in net assets resulting from operations	(54,599,420)	(66,411,062)	(9,613,033)	4,776,003
Capital share transactions:
Proceeds from shares sold	889,366,495	246,320,754	370,984,236	77,469,559
Cost of shares redeemed	(678,081,778)	(56,863,667)	(307,727,067)	(53,508,310)
Transaction fees	139,772	11,786	92,318	16,052
Net increase in net assets resulting from capital transactions	211,424,489	189,468,873	63,349,487	23,977,301
Total increase in net assets	156,825,069	123,057,811	53,736,454	28,753,304
Net assets:
Beginning of period/year	123,057,811	—	28,753,304	—
End of period/year	$279,882,880	$123,057,811	$82,489,758	$28,753,304
Accumulated net investment loss at end of period/year	$(1,387,551)	$(303,467)	$(430,918)	$(41,545)
Changes in shares outstanding
Shares outstanding, beginning of period/year	1,600,000	—	700,000	—
Shares sold	26,462,500	2,162,500	11,950,000	1,900,000
Shares repurchased	(18,350,900)	(562,500)	(9,650,000)	(1,200,000)
Shares outstanding, end of period/year	9,711,600	1,600,000	3,000,000	700,000

1  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

2  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[2]
	Year Ended October 31, 2016	For the Period May 28, 2015[3] through October 31, 2015	Year Ended October 31, 2016	For the Period May 28, 2015[3] through October 31, 2015
Operations:
Net investment loss	$(359,039)	$(16,456)	$(173,003)	$(27,154)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	20,518,859	(3,639,307)	(28,721,851)	(1,755,725)
Change in net unrealized appreciation on investment securities and swaps	12,282,518	1,529,236	2,029,986	2,370,443
Net increase (decrease) in net assets resulting from operations	32,442,338	(2,126,527)	(26,864,868)	587,564
Capital share transactions:
Proceeds from shares sold	187,291,027	19,362,946	122,728,849	23,041,255
Cost of shares redeemed	(169,518,225)	(8,468,840)	(74,613,389)	(17,957,341)
Transaction fees	38,818	2,109	22,383	5,387
Net increase in net assets resulting from capital transactions	17,811,620	10,896,215	48,137,843	5,089,301
Total increase in net assets	50,253,958	8,769,688	21,272,975	5,676,865
Net assets:
Beginning of period/year	8,769,688	—	5,676,865	—
End of period/year	$59,023,646	$8,769,688	$26,949,840	$5,676,865
Accumulated net investment loss at end of period/year	$—	$(6,530)	$(161,777)	$(17,228)
Changes in shares outstanding
Shares outstanding, beginning of period/year	65,000	—	80,000	—
Shares sold	3,195,000	110,000	2,970,000	320,000
Shares repurchased	(2,405,262)	(45,000)	(1,970,197)	(240,000)
Shares outstanding, end of period/year	854,738	65,000	1,079,803	80,000

1  Effective March 24, 2016, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

2  Effective March 24, 2016, the Fund had a 4:1 forward stock split. Effective August 25, 2016, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 and 1:5 stock splits.

3  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(448,002)	$(842,650)	$(347,939)	$(249,107)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	59,676,046	75,955,284	(33,422,363)	(16,167,035)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(2,858,033)	(64,199,595)	(11,169,062)	268,815
Net increase (decrease) in net assets resulting from operations	56,370,011	10,913,039	(44,939,364)	(16,147,327)
Distributions to shareholders:
Net investment income	—	(7,448)	—	—
Total distributions	—	(7,448)	—	—
Capital share transactions:
Proceeds from shares sold	147,499,788	180,026,637	119,453,839	71,254,027
Cost of shares redeemed	(223,704,994)	(224,703,543)	(61,250,756)	(39,305,006)
Transaction fees	55,655	49,603	18,375	11,789
Net increase (decrease) in net assets resulting from capital transactions	(76,149,551)	(44,627,303)	58,221,458	31,960,810
Total increase (decrease) in net assets	(19,779,540)	(33,721,712)	13,282,094	15,813,483
Net assets:
Beginning of year	131,928,747	165,650,459	38,178,075	22,364,592
End of year	$112,149,207	$131,928,747	$51,460,169	$38,178,075
Accumulated net investment loss at end of year	$—	$—	$(285,620)	$(212,707)
Changes in shares outstanding
Shares outstanding, beginning of year	4,900,004	6,000,004	899,748	324,962
Shares sold	4,000,000	5,750,000	4,200,000	1,375,000
Shares repurchased	(6,450,000)	(6,850,000)	(1,750,000)	(800,214)
Shares outstanding, end of year	2,450,004	4,900,004	3,349,748	899,748
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(994,631)	$(1,661,498)	$(147,605)	$(155,325)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	65,830,741	74,431,666	(7,802,948)	(9,289,400)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(30,871,476)	(30,012,965)	(1,494,844)	1,895,323
Net increase (decrease) in net assets resulting from operations	33,964,634	42,757,203	(9,445,397)	(7,549,402)
Capital share transactions:
Proceeds from shares sold	182,378,253	143,997,666	23,402,768	43,887,019
Cost of shares redeemed	(238,413,084)	(181,876,654)	(13,393,447)	(31,283,542)
Transaction fees	70,412	45,480	4,018	8,800
Net increase (decrease) in net assets resulting from capital transactions	(55,964,419)	(37,833,508)	10,013,339	12,612,277
Total increase (decrease) in net assets	(21,999,785)	4,923,695	567,942	5,062,875
Net assets:
Beginning of year	194,727,528	189,803,833	19,029,681	13,966,806
End of year	$172,727,743	$194,727,528	$19,597,623	$19,029,681
Accumulated net investment loss at end of year	$—	$—	$(120,328)	$(136,541)
Changes in shares outstanding
Shares outstanding, beginning of year	5,050,000	5,800,000	617,738	280,468
Shares sold	4,000,000	4,350,000	850,000	1,112,500
Shares repurchased	(5,400,000)	(5,100,000)	(450,000)	(775,230)
Shares outstanding, end of year	3,650,000	5,050,000	1,017,738	617,738

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(61,336)	$(56,163)	$(233,947)	$(435,087)
Net realized gain (loss) on swaps	551,876	792,243	(5,139,786)	(10,123,344)
Change in net unrealized appreciation (depreciation) on swaps	294,981	(437,723)	(318,001)	1,633,550
Net increase (decrease) in net assets resulting from operations	785,521	298,357	(5,691,734)	(8,924,881)
Distributions to shareholders:
Net realized gains	(109,119)	—	—	—
Total distributions	(109,119)	—	—	—
Capital share transactions:
Proceeds from shares sold	—	21,180,689	—	1,724,123
Cost of shares redeemed	—	(18,741,927)	(8,159,677)	(7,013,670)
Transaction fees	—	4,662	2,448	2,104
Net increase (decrease) in net assets resulting from capital transactions	—	2,443,424	(8,157,229)	(5,287,443)
Total increase (decrease) in net assets	676,402	2,741,781	(13,848,963)	(14,212,324)
Net assets:
Beginning of year	7,011,300	4,269,519	40,460,805	54,673,129
End of year	$7,687,702	$7,011,300	$26,611,842	$40,460,805
Accumulated net investment loss at end of year	$—	$—	$(172,503)	$(350,584)
Changes in shares outstanding
Shares outstanding, beginning of year	150,000	100,000	2,450,000	2,750,000
Shares sold	—	450,000	—	100,000
Shares repurchased	—	(400,000)	(500,000)	(400,000)
Shares outstanding, end of year	150,000	150,000	1,950,000	2,450,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares[1]		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(294,147)	$(272,191)	$(2,970,900)	$(4,447,521)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	22,890,126	(3,395,570)	(197,162,830)	(193,183,591)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(5,476,931)	(2,864,402)	53,871,678	25,275,402
Net increase (decrease) in net assets resulting from operations	17,119,048	(6,532,163)	(146,262,052)	(172,355,710)
Capital share transactions:
Proceeds from shares sold	237,708,175	205,844,507	147,258,920	358,265,198
Cost of shares redeemed	(250,113,998)	(194,479,083)	(159,115,864)	(176,891,627)
Transaction fees	69,440	51,126	48,981	53,067
Net increase (decrease) in net assets resulting from capital transactions	(12,336,383)	11,416,550	(11,807,963)	181,426,638
Total increase (decrease) in net assets	4,782,665	4,884,387	(158,070,015)	9,070,928
Net assets:
Beginning of year	62,613,829	57,729,442	537,015,896	527,944,968
End of year	$67,396,494	$62,613,829	$378,945,881	$537,015,896
Accumulated net investment loss at end of year	$—	$(203,466)	$(2,155,957)	$(3,738,091)
Changes in shares outstanding
Shares outstanding, beginning of year	3,200,000	3,200,000	19,449,789	13,549,789
Shares sold	9,750,000	9,800,000	7,700,000	11,550,000
Shares repurchased	(10,150,000)	(9,800,000)	(7,000,000)	(5,650,000)
Shares outstanding, end of year	2,800,000	3,200,000	20,149,789	19,449,789

1  Effective August 25, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2016	$23.15	$(0.18)	$(0.17)	$1.98	$1.80	$—	$—	$—	$—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	$22.86	(0.22)	(0.22)	0.51	0.29	—	—	—	—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
For the Year Ended October 31, 2014	$18.48	(0.19)	(0.19)	5.35	5.16	—	(0.78)	—	(0.78)	$22.86	29.26%	$91,439	0.98%	1.04%	(0.93)%	0.95%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2013	$8.44	(0.11)	(0.11)	10.15	10.04	—	—	—	—	$18.48	118.83%	$51,730	0.99%	1.11%	(0.87)%	0.95%	1.07%	(0.83)%	100%
For the Year Ended October 31, 2012	$9.02	(0.11)	(0.05)	2.24	2.13	—	(2.71)	—	(2.71)	$8.44	26.11%	$33,768	1.67%	1.81%	(1.23)%	0.95%	1.08%	(0.51)%	80%
Direxion Daily Mid Cap Bear 3X Shares
For the Year Ended October 31, 2016	$42.46	(0.30)	(0.30)	(12.14)	(12.44)	—	—	—	—	$30.02	(29.30)%	$10,941	0.97%	1.23%	(0.80)%	0.95%	1.21%	(0.78)%	0%
For the Year Ended October 31, 2015	$54.12	(0.42)	(0.41)	(11.24)	(11.66)	—	—	—	—	$42.46	(21.54)%	$11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
For the Year Ended October 31, 2014	$84.52	(0.64)	(0.64)	(29.76)	(30.40)	—	—	—	—	$54.12	(35.97)%	$8,229	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2013	$230.16	(1.28)	(1.28)	(144.36)	(145.64)	—	—	—	—	$84.52	(63.28)%	$10,736	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2012	$399.24	(2.64)	(2.68)	(166.44)	(169.08)	—	—	—	—	$230.16	(42.35)%	$16,784	0.95%	1.28%	(0.95)%	0.95%	1.28%	(0.95)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2016	$87.66	(0.71)	(0.65)	4.71	4.00	—	—	—	—	$91.66	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	$82.51	(0.81)	(0.79)	5.96	5.15	—	—	—	—	$87.66	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
For the Year Ended October 31, 2014	$54.45	(0.48)	(0.46)	28.54	28.06	—	—	—	—	$82.51	51.53%	$552,931	0.97%	0.98%	(0.71)%	0.95%	0.96%	(0.68)%	110%
For the Year Ended October 31, 2013	$28.31	(0.35)	(0.34)	26.49	26.14	—	—	—	—	$54.45	92.31%	$299,526	0.98%	1.00%	(0.88)%	0.95%	0.97%	(0.85)%	217%
For the Year Ended October 31, 2012	$20.70	(0.15)	(0.15)	7.76	7.61	—	—	—	—	$28.31	36.76%	$169,911	0.97%	1.03%	(0.63)%	0.95%	1.01%	(0.62)%	24%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2016	$16.69	(0.11)	(0.11)	(3.65)	(3.76)	—	—	—	—	$12.93	(22.53)%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	$22.53	(0.18)	(0.18)	(5.66)	(5.84)	—	—	—	—	$16.69	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
For the Year Ended October 31, 2014	$39.70	(0.27)	(0.27)	(16.90)	(17.17)	—	—	—	—	$22.53	(43.25)%	$204,479	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$90.20	(0.54)	(0.37)	(49.96)	(50.50)	—	—	—	—	$39.70	(55.99)%	$199,514	0.95%	1.29%	(0.95)%	0.65%	0.98%	(0.64)%	0%
For the Year Ended October 31, 2012	$160.75	(1.05)	(1.05)	(69.50)	(70.55)	—	—	—	—	$90.20	(43.89)%	$208,011	0.95%	1.03%	(0.95)%	0.95%	1.03%	(0.95)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2016	$68.87	(0.48)	(0.46)	0.42	(0.06)	—	—	—	—	$68.81	(0.09)%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	$75.76	(0.70)	(0.68)	(5.71)	(6.41)	—	(0.48)	—	(0.48)	$68.87	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
For the Year Ended October 31, 2014	$66.89	(0.66)	(0.64)	10.72	10.06	—	(1.19)	—	(1.19)	$75.76	15.30%	$1,090,966	0.98%	1.02%	(0.93)%	0.95%	0.99%	(0.90)%	0%
For the Year Ended October 31, 2013	$28.72	(0.38)	(0.36)	38.55	38.17	—	—	—	—	$66.89	132.90%	$732,449	0.99%	1.05%	(0.90)%	0.95%	1.01%	(0.87)%	0%
For the Year Ended October 31, 2012	$23.77	(0.21)	(0.20)	5.16	4.95	—	—	—	—	$28.72	20.82%	$761,097	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2016	$43.77	(0.29)	(0.29)	(12.75)	(13.04)	—	—	—	—	$30.73	(29.79)%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	$54.16	(0.42)	(0.42)	(9.97)	(10.39)	—	—	—	—	$43.77	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$82.96	(0.64)	(0.64)	(28.16)	(28.80)	—	—	—	—	$54.16	(34.72)%	$606,361	0.95%	1.02%	(0.95)%	0.95%	1.02%	(0.95)%	0%
For the Year Ended October 31, 2013	$251.52	(1.28)	(1.20)	(167.28)	(168.56)	—	—	—	—	$82.96	(67.02)%	$665,827	0.95%	1.07%	(0.95)%	0.89%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2012	$488.80	(3.04)	(2.96)	(234.24)	(237.28)	—	—	—	—	$251.52	(48.54)%	$845,931	0.96%	1.01%	(0.95)%	0.95%	1.00%	(0.95)%	0%
Direxion Daily Brazil Bull 3X Shares[11,15]
For the Year Ended October 31, 2016	$16.48	(0.15)	(0.12)	31.12	30.97	—	—	—	—	$47.45	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	—	—	—	—	$16.48	(89.09)%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
For the Year Ended October 31, 2014	$284.30	(0.70)	(0.70)	(132.60)	(133.30)	—	—	—	—	$151.00	(46.89)%	$40,761	0.97%	1.38%	(0.35)%	0.95%	1.36%	(0.33)%	229%
For the Period April 10, 2013[9] through October 31, 2013	$400.00	(0.40)	(0.40)	114.90	115.30	—	—	(0.40)	(0.40)	$284.30	(28.81)%	$5,685	0.95%	3.22%	(0.26)%	0.95%	3.22%	(0.26)%	50%
Direxion Daily Developed Markets Bull 3X Shares
For the Year Ended October 31, 2016	$55.47	(0.05)	(0.04)	(10.90)	(10.95)	—	—	—	—	$44.52	(19.74)%	$17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	(15.21)%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
For the Year Ended October 31, 2014	$69.40	(0.54)	(0.53)	(3.44)	(3.98)	—	—	—	—	$65.42	(5.73)%	$35,982	0.97%	1.06%	(0.75)%	0.95%	1.05%	(0.73)%	32%
For the Year Ended October 31, 2013	$36.93	(0.44)	(0.43)	32.98	32.54	(0.07)	—	—	(0.07)	$69.40	88.23%	$52,047	0.97%	1.25%	(0.84)%	0.95%	1.24%	(0.82)%	161%
For the Year Ended October 31, 2012	$39.57	(0.04)	(0.03)	(0.05)	(0.09)	(0.19)	(2.36)	—	(2.55)	$36.93	1.51%	$20,313	0.98%	1.42%	(0.13)%	0.95%	1.40%	(0.10)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Developed Markets Bear 3X Shares
For the Year Ended October 31, 2016	$28.83	$(0.25)	$(0.24)	$(3.30)	$(3.55)	$—	$—	$—	$—	$25.28	(12.31)%	$8,468	0.99%	1.79%	(0.84)%	0.95%	1.75%	(0.80)%	0%
For the Year Ended October 31, 2015	$32.48	(0.29)	(0.29)	(3.36)	(3.65)	—	—	—	—	$28.83	(11.24)%	$11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
For the Year Ended October 31, 2014	$36.33	(0.31)	(0.31)	(3.54)	(3.85)	—	—	—	—	$32.48	(10.60)%	$9,255	0.95%	2.09%	(0.95)%	0.95%	2.08%	(0.95)%	0%
For the Year Ended October 31, 2013	$84.68	(0.52)	(0.52)	(47.83)	(48.35)	—	—	—	—	$36.33	(57.10)%	$8,534	0.95%	1.88%	(0.94)%	0.95%	1.88%	(0.94)%	0%
For the Year Ended October 31, 2012	$135.68	(1.08)	(1.04)	(49.92)	(51.00)	—	—	—	—	$84.68	(37.59)%	$15,662	0.96%	1.55%	(0.96)%	0.95%	1.53%	(0.95)%	0%
Direxion Daily Emerging Markets Bull 3X Shares[11]
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	—	—	—	—	$57.28	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
For the Year Ended October 31, 2014	$119.48	(0.84)	(0.84)	(7.76)	(8.60)	—	—	—	—	$110.88	(7.20)%	$287,673	0.96%	0.99%	(0.76)%	0.95%	0.98%	(0.75)%	116%
For the Year Ended October 31, 2013	$115.60	(0.64)	(0.60)	4.64	4.00	—	—	(0.12)	(0.12)	$119.48	3.43%	$312,983	0.96%	1.03%	(0.53)%	0.95%	1.01%	(0.51)%	41%
For the Year Ended October 31, 2012	$129.80	(0.36)	(0.36)	(13.72)	(14.08)	(0.12)	—	—	(0.12)	$115.60	(10.81)%	$330,345	0.96%	0.98%	(0.34)%	0.95%	0.97%	(0.34)%	0%
Direxion Daily Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2016	$40.44	(0.26)	(0.25)	(17.27)	(17.53)	—	—	—	—	$22.91	(43.35)%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	$32.73	(0.34)	(0.34)	8.05	7.71	—	—	—	—	$40.44	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
For the Year Ended October 31, 2014	$40.45	(0.35)	(0.35)	(7.37)	(7.72)	—	—	—	—	$32.73	(19.09)%	$86,012	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$58.85	(0.48)	(0.47)	(17.92)	(18.40)	—	—	—	—	$40.45	(31.27)%	$106,297	0.95%	1.08%	(0.95)%	0.95%	1.08%	(0.95)%	0%
For the Year Ended October 31, 2012	$94.35	(0.70)	(0.70)	(34.80)	(35.50)	—	—	—	—	$58.85	(37.63)%	$124,084	0.96%	1.02%	(0.96)%	0.95%	1.01%	(0.95)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	(20.62)%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
For the Year Ended October 31, 2014	$30.02	(0.24)	(0.23)	1.87	1.63	—	—	—	—	$31.65	5.43%	$110,784	0.96%	1.03%	(0.88)%	0.95%	1.02%	(0.87)%	103%
For the Year Ended October 31, 2013	$16.45	(0.14)	(0.14)	13.71	13.57	—	—	—	—	$30.02	82.49%	$81,066	0.97%	1.05%	(0.72)%	0.95%	1.03%	(0.71)%	36%
For the Year Ended October 31, 2012	$22.90	(0.09)	(0.09)	(6.36)	(6.45)	—	—	—	—	$16.45	(28.17)%	$55,095	0.96%	1.11%	(0.49)%	0.95%	1.10%	(0.48)%	34%
Direxion Daily FTSE China Bear 3X Shares[13]
For the Year Ended October 31, 2016	$21.65	(0.18)	(0.17)	(6.02)	(6.20)	—	—	—	—	$15.45	(28.64)%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	$36.05	(0.20)	(0.20)	(14.20)	(14.40)	—	—	—	—	$21.65	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
For the Year Ended October 31, 2014	$56.85	(0.48)	(0.48)	(20.32)	(20.80)	—	—	—	—	$36.05	(36.59)%	$13,986	0.96%	1.18%	(0.95)%	0.95%	1.18%	(0.94)%	0%
For the Year Ended October 31, 2013	$156.50	(1.00)	(0.98)	(98.65)	(99.65)	—	—	—	—	$56.85	(63.67)%	$9,549	0.96%	1.39%	(0.95)%	0.95%	1.38%	(0.94)%	0%
For the Year Ended October 31, 2012	$203.38	(1.75)	(1.73)	(45.13)	(46.88)	—	—	—	—	$156.50	(23.05)%	$11,894	0.97%	1.34%	(0.97)%	0.95%	1.32%	(0.95)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	(32.04)%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	(13.33)%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
For the Period January 22, 2014[9] through October 31, 2014	$40.00	0.27	0.27	(7.99)	(7.72)	(0.18)	—	—	(0.18)	$32.10	(19.35)%	$9,631	0.95%	1.74%	0.91%	0.95%	1.74%	0.91%	0%
Direxion Daily India Bull 3X Shares[11]
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	(0.86)%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	—	—	—	—	$58.32	(42.76)%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
For the Year Ended October 31, 2014	$53.56	(0.64)	(0.64)	48.96	48.32	—	—	—	—	$101.88	90.24%	$78,949	0.98%	1.04%	(0.90)%	0.95%	1.02%	(0.87)%	195%
For the Year Ended October 31, 2013	$73.88	(0.48)	(0.48)	(19.80)	(20.28)	—	—	(0.04)	(0.04)	$53.56	(27.45)%	$36,144	0.96%	1.12%	(0.76)%	0.95%	1.11%	(0.75)%	190%
For the Year Ended October 31, 2012	$113.52	(0.60)	(0.60)	(39.04)	(39.64)	—	—	—	—	$73.88	(34.92)%	$22,159	0.96%	1.21%	(0.78)%	0.95%	1.20%	(0.77)%	65%
Direxion Daily Japan Bull 3X Shares
For the Year Ended October 31, 2016	$47.32	(0.20)	(0.20)	(0.84)	(1.04)	—	—	—	—	$46.28	(2.20)%	$11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	(3.25)%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
For the Year Ended October 31, 2014	$49.65	(0.29)	(0.28)	(0.14)	(0.43)	—	(0.31)	—	(0.31)	$48.91	(0.87)%	$7,337	0.96%	1.69%	(0.63)%	0.95%	1.68%	(0.63)%	0%
For the Period June 26, 2013[9] through October 31, 2013	$40.00	(0.13)	(0.12)	9.78	9.65	—	—	—	—	$49.65	24.13%	$4,965	0.96%	2.94%	(0.76)%	0.95%	2.93%	(0.75)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Latin America Bull 3X Shares[11]
For the Year Ended October 31, 2016	$65.92	$(0.62)	$(0.54)	$49.86	$49.24	$—	$—	$—	$—	$115.16	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	$296.64	(1.20)	(1.20)	(229.52)	(230.72)	—	—	—	—	$65.92	(77.78)%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
For the Year Ended October 31, 2014	$417.28	(1.92)	(1.76)	(118.72)	(120.64)	—	—	—	—	$296.64	(28.91)%	$21,879	0.96%	1.18%	(0.54)%	0.95%	1.17%	(0.52)%	64%
For the Year Ended October 31, 2013	$523.68	(2.40)	(2.40)	(102.72)	(105.12)	—	—	(1.28)	(1.28)	$417.28	(20.13)%	$24,254	0.96%	1.18%	(0.51)%	0.95%	1.17%	(0.50)%	124%
For the Year Ended October 31, 2012	$786.88	(0.32)	—	(200.00)	(200.32)	(5.76)	(57.12)	—	(62.88)	$523.68	(26.27)%	$25,526	1.02%	1.01%	(0.06)%	0.95%	0.94%	0.01%	0%
Direxion Daily Russia Bull 3X Shares[11]
For the Year Ended October 31, 2016	$63.68	(0.49)	(0.43)	4.19	3.70	—	—	—	—	$67.38	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	$253.92	(0.84)	(0.84)	(189.32)	(190.16)	—	(0.08)	—	(0.08)	$63.68	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
For the Year Ended October 31, 2014	$722.16	(3.36)	(3.32)	(464.88)	(468.24)	—	—	—	—	$253.92	(64.84)%	$172,460	0.96%	1.01%	(0.96)%	0.95%	1.00%	(0.95)%	72%
For the Year Ended October 31, 2013	$672.72	(6.24)	(6.00)	55.68	49.44	—	—	—	—	$722.16	7.35%	$22,561	0.98%	1.27%	(0.96)%	0.95%	1.24%	(0.93)%	267%
For the Year Ended October 31, 2012	$1,188.72	(4.08)	(4.08)	(509.76)	(513.84)	(2.16)	—	—	(2.16)	$672.72	(43.25)%	$19,620	0.97%	1.39%	(0.54)%	0.95%	1.37%	(0.53)%	114%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2016	$31.60	(0.13)	(0.12)	(21.10)	(21.23)	—	—	—	—	$10.37	(67.18)%	$54,709	0.98%	1.02%	(0.79)%	0.95%	0.99%	(0.76)%	0%
For the Year Ended October 31, 2015	$59.24	(0.40)	(0.40)	(27.24)	(27.64)	—	—	—	—	$31.60	(46.66)%	$41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$48.56	(0.52)	(0.52)	11.20	10.68	—	—	—	—	$59.24	21.99%	$16,286	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$83.12	(0.64)	(0.64)	(33.92)	(34.56)	—	—	—	—	$48.56	(41.58)%	$9,103	0.96%	1.34%	(0.96)%	0.95%	1.33%	(0.95)%	0%
For the Year Ended October 31, 2012	$141.28	(1.00)	(0.96)	(57.16)	(58.16)	—	—	—	—	$83.12	(41.17)%	$10,388	0.99%	1.86%	(0.98)%	0.95%	1.83%	(0.95)%	0%
Direxion Daily South Korea Bull 3X Shares
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	(5.91)%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	(27.35)%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
For the Year Ended October 31, 2014	$54.54	(0.34)	(0.33)	(14.20)	(14.54)	—	(1.13)	—	(1.13)	$38.87	(27.06)%	$1,943	0.97%	2.92%	(0.69)%	0.95%	2.90%	(0.66)%	0%
For the Period April 10, 2013[9] through October 31, 2013	$40.00	(0.23)	(0.23)	14.77	14.54	—	—	—	—	$54.54	36.35%	$2,727	0.95%	4.72%	(0.95)%	0.95%	4.72%	(0.95)%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2016	$34.46	(0.08)	(0.06)	(3.98)	(4.06)	—	—	—	—	$30.40	(11.78)%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	$84.21	(0.17)	(0.17)	(49.58)	(49.75)	—	—	—	—	$34.46	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
For the Year Ended October 31, 2014	$83.24	(0.86)	(0.80)	1.83	0.97	—	—	—	—	$84.21	1.17%	$235,801	1.02%	1.04%	(0.90)%	0.95%	0.97%	(0.83)%	0%
For the Year Ended October 31, 2013	$49.69	(0.53)	(0.50)	34.08	33.55	—	—	—	—	$83.24	67.52%	$141,510	1.00%	1.02%	(0.88)%	0.95%	0.97%	(0.82)%	196%
For the Year Ended October 31, 2012	$48.27	(0.28)	(0.27)	1.70	1.42	—	—	—	—	$49.69	2.94%	$260,856	0.97%	0.99%	(0.59)%	0.95%	0.97%	(0.57)%	347%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2016	$22.90	(0.16)	(0.14)	(9.34)	(9.50)	—	—	—	—	$13.40	(41.48)%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	$17.33	(0.21)	(0.20)	5.78	5.57	—	—	—	—	$22.90	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$22.30	(0.17)	(0.17)	(4.80)	(4.97)	—	—	—	—	$17.33	(22.29)%	$48,315	0.95%	1.05%	(0.95)%	0.95%	1.05%	(0.95)%	0%
For the Year Ended October 31, 2013	$48.30	(0.31)	(0.16)	(25.69)	(26.00)	—	—	—	—	$22.30	(53.83)%	$64,392	0.95%	1.45%	(0.95)%	0.50%	1.00%	(0.50)%	0%
For the Year Ended October 31, 2012	$77.94	(0.54)	(0.56)	(29.10)	(29.64)	—	—	—	—	$48.30	(38.03)%	$92,359	0.96%	0.96%	(0.96)%	0.95%	0.95%	(0.95)%	0%
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	(2.88)%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
For the Year Ended October 31, 2014	$18.96	(0.19)	(0.18)	9.74	9.55	—	—	—	—	$28.51	50.41%	$1,262,984	0.99%	1.00%	(0.80)%	0.95%	0.96%	(0.76)%	118%
For the Year Ended October 31, 2013	$9.08	(0.11)	(0.11)	9.99	9.88	—	—	—	—	$18.96	108.70%	$1,014,045	1.00%	1.02%	(0.81)%	0.95%	0.97%	(0.76)%	5%
For the Year Ended October 31, 2012	$6.11	(0.04)	(0.04)	3.01	2.97	—	—	—	—	$9.08	48.77%	$1,014,484	0.97%	0.97%	(0.56)%	0.95%	0.95%	(0.55)%	5%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2016	$41.86	$(0.30)	$(0.30)	$(10.17)	$(10.47)	$—	$—	$—	$—	$31.39	(25.01)%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	$58.32	(0.45)	(0.45)	(16.01)	(16.46)	—	—	—	—	$41.86	(28.22)%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$105.40	(0.76)	(0.76)	(46.32)	(47.08)	—	—	—	—	$58.32	(44.67)%	$283,539	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$277.28	(1.44)	(1.24)	(170.44)	(171.88)	—	—	—	—	$105.40	(61.99)%	$608,756	0.95%	1.11%	(0.95)%	0.81%	0.97%	(0.81)%	0%
For the Year Ended October 31, 2012	$638.08	(3.84)	(3.84)	(356.96)	(360.80)	—	—	—	—	$277.28	(56.54)%	$675,511	0.95%	0.96%	(0.95)%	0.95%	0.96%	(0.95)%	0%
Direxion Daily Gold Miners Index Bull 3X Shares[16]
For the Year Ended October 31, 2016	$6.90	(0.11)	(0.10)	7.28	7.17	—	—	—	—	$14.07	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	$22.06	(0.14)	(0.14)	(15.02)	(15.16)	—	—	—	—	$6.90	(68.72)%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
For the Year Ended October 31, 2014	$96.48	(0.56)	(0.56)	(73.86)	(74.42)	—	—	—	—	$22.06	(77.14)%	$552,267	0.96%	0.95%	(0.81)%	0.95%	0.94%	(0.80)%	435%
For the Year Ended October 31, 2013	$1,652.00	(0.78)	(0.76)	(1,554.74)	(1,555.52)	—	—	—	—	$96.48	(94.16)%	$647,626	0.96%	0.94%	(0.90)%	0.95%	0.93%	(0.89)%	0%
For the Year Ended October 31, 2012	$3,256.00	(13.00)	(12.60)	(1,489.10)	(1,502.10)	—	(101.90)	—	(101.90)	$1,652.00	(47.00)%	$418,014	0.96%	0.97%	(0.89)%	0.95%	0.96%	(0.89)%	39%
Direxion Daily Gold Miners Index Bear 3X Shares[14,17]
For the Year Ended October 31, 2016	$799.00	(0.46)	(0.45)	(760.32)	(760.78)	—	—	—	—	$38.22	(95.22)%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	$2,326.00	(8.50)	(8.50)	(1,518.50)	(1,527.00)	—	—	—	—	$799.00	(65.65)%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2014	$1,537.50	(11.00)	(10.50)	799.50	788.50	—	—	—	—	$2,326.00	51.28%	$193,040	0.97%	0.97%	(0.96)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2013	$595.00	(14.50)	(14.50)	957.00	942.50	—	—	—	—	$1,537.50	158.51%	$156,835	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2012	$830.50	(8.50)	(8.00)	(177.50)	(186.00)	—	(49.50)	—	(49.50)	$595.00	(24.70)%	$47,578	0.96%	1.17%	(0.96)%	0.95%	1.16%	(0.95)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	(20.82)%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
For the Year Ended October 31, 2014	$15.02	(0.12)	(0.12)	14.98	14.86	—	(0.22)	—	(0.22)	$29.66	100.25%	$189,820	0.97%	1.01%	(0.57)%	0.95%	0.99%	(0.55)%	46%
For the Year Ended October 31, 2013	$6.65	(0.02)	(0.02)	8.39	8.37	—	—	—	—	$15.02	125.87%	$48,047	0.97%	1.11%	(0.20)%	0.95%	1.10%	(0.18)%	7%
For the Year Ended October 31, 2012	$4.09	(0.03)	(0.03)	2.68	2.65	—	(0.09)	—	(0.09)	$6.65	66.77%	$5,319	0.98%	2.24%	(0.60)%	0.95%	2.21%	(0.57)%	0%
Direxion Daily Healthcare Bear 3X Shares
For the Period December 3, 2015[9] through October 31, 2016	$40.00	(0.29)	(0.28)	0.14	(0.15)	—	—	—	—	$39.85	(0.38)%	$1,992	0.97%	3.28%	(0.81)%	0.95%	3.26%	(0.79)%	0%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	(26.83)%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	(27.43)%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Homebuilders & Supplies Bear 3X Shares
For the Year Ended October 31, 2016	$46.51	(0.36)	(0.33)	(6.71)	(7.07)	—	—	—	—	$39.44	(15.20)%	$3,944	1.02%	1.86%	(0.86)%	0.95%	1.79%	(0.79)%	0%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.09)	(0.09)	6.60	6.51	—	—	—	—	$46.51	16.28%	$4,651	0.96%	3.88%	(0.95)%	0.95%	3.87%	(0.94)%	0%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[18]
For the Year Ended October 31, 2016	$3.99	(0.11)	(0.09)	8.36	8.25	—	—	—	—	$12.24	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	$19.53	(0.09)	(0.09)	(14.89)	(14.98)	—	(0.56)	—	(0.56)	$3.99	(78.75)%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
For the Year Ended October 31, 2014	$153.00	(0.84)	(0.84)	(132.63)	(133.47)	(0.00)[10]	—	—	(0.00)[10]	$19.53	(87.25)%	$168,091	0.96%	0.95%	(0.96)%	0.95%	0.94%	(0.95)%	168%
For the Period October 3, 2013[9] through October 31, 2013	$200.00	(0.15)	(0.15)	(46.85)	(47.00)	—	—	—	—	$153.00	(23.50)%	$4,590	0.95%	8.58%	(0.95)%	0.95%	8.58%	(0.95)%	0%
Direxion Daily Junior Gold Miners Index Bear 3X Shares[14,17]
For the Year Ended October 31, 2016	$1,454.00	(0.37)	(0.37)	(1,426.77)	(1,427.14)	—	—	—	—	$26.86	(98.15)%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	$6,920.00	(19.00)	(18.50)	(5,257.00)	(5,276.00)	—	(190.00)	—	(190.00)	$1,454.00	(77.88)%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$8,538.00	(28.00)	(28.00)	(1,589.75)	(1,617.75)	(0.25)	—	—	(0.25)	$6,920.00	(18.94)%	$51,893	0.96%	1.05%	(0.95)%	0.95%	1.04%	(0.95)%	0%
For the Period October 3, 2013[9] through October 31, 2013	$8,000.00	(6.00)	(6.00)	544.00	538.00	—	—	—	—	$8,538.00	6.73%	$4,269	0.95%	9.13%	(0.95)%	0.95%	9.13%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Natural Gas Related Bull 3X Shares[12]
For the Year Ended October 31, 2016	$194.40	$(0.30)	$(0.27)	$(158.46)	$(158.76)	$—	$—	$—	$—	$35.64	(81.67)%	$57,293	1.00%	1.13%	(0.74)%	0.95%	1.08%	(0.69)%	839%
For the Year Ended October 31, 2015	$6,425.00	(5.00)	(5.00)	(6,225.60)	(6,230.60)	—	—	—	—	$194.40	(96.97)%	$39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
For the Year Ended October 31, 2014	$17,400.00	(125.00)	(115.00)	(10,850.00)	(10,975.00)	—	—	—	—	$6,425.00	(63.07)%	$42,412	0.99%	1.19%	(0.79)%	0.95%	1.15%	(0.75)%	133%
For the Year Ended October 31, 2013	$12,360.00	(90.00)	(90.00)	5,130.00	5,040.00	—	—	—	—	$17,400.00	40.78%	$20,877	0.96%	1.16%	(0.79)%	0.95%	1.15%	(0.78)%	251%
For the Year Ended October 31, 2012	$24,135.00	(80.00)	(80.00)	(11,655.00)	(11,735.00)	(40.00)	—	—	(40.00)	$12,360.00	(48.69)%	$22,244	0.96%	1.25%	(0.57)%	0.95%	1.25%	(0.57)%	141%
Direxion Daily Natural Gas Related Bear 3X Shares[19]
For the Period December 3, 2015[9] through October 31, 2016	$160.00	(0.37)	(0.34)	(125.82)	(126.19)	—	—	—	—	$33.81	(78.87)%	$7,602	1.01%	1.70%	(0.82)%	0.95%	1.64%	(0.76)%	0%
Direxion Daily Real Estate Bull 3X Shares[15]
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	$17.76	(0.06)	(0.06)	0.91	0.85	—	—	—	—	$18.61	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
For the Year Ended October 31, 2014	$11.17	(0.10)	(0.10)	6.69	6.59	—	—	—	—	$17.76	58.92%	$99,426	1.00%	1.06%	(0.83)%	0.95%	1.01%	(0.78)%	167%
For the Year Ended October 31, 2013	$8.87	(0.04)	(0.03)	2.34	2.30	(0.00)[10]	—	—	(0.00)[10]	$11.17	25.97%	$134,065	1.01%	1.09%	(0.35)%	0.95%	1.04%	(0.29)%	174%
For the Year Ended October 31, 2012	$6.92	(0.02)	(0.02)	2.22	2.20	—	(0.25)	—	(0.25)	$8.87	34.26%	$106,439	1.00%	1.07%	(0.23)%	0.95%	1.02%	(0.19)%	72%
Direxion Daily Real Estate Bear 3X Shares
For the Year Ended October 31, 2016	$21.04	(0.11)	(0.11)	(6.65)	(6.76)	—	—	—	—	$14.28	(32.13)%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	$29.83	(0.23)	(0.23)	(8.56)	(8.79)	—	—	—	—	$21.04	(29.47)%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
For the Year Ended October 31, 2014	$56.50	(0.42)	(0.42)	(26.25)	(26.67)	—	—	—	—	$29.83	(47.20)%	$9,197	0.95%	1.54%	(0.94)%	0.95%	1.54%	(0.94)%	0%
For the Year Ended October 31, 2013	$92.88	(0.65)	(0.64)	(35.73)	(36.38)	—	—	—	—	$56.50	(39.17)%	$17,420	0.97%	1.53%	(0.96)%	0.95%	1.52%	(0.94)%	0%
For the Year Ended October 31, 2012	$175.56	(1.04)	(1.00)	(81.64)	(82.68)	—	—	—	—	$92.88	(47.10)%	$20,525	0.95%	1.32%	(0.95)%	0.95%	1.32%	(0.94)%	0%
Direxion Daily Regional Banks Bull 3X Shares
For the Year Ended October 31, 2016	$35.29	(0.01)	(0.01)	(0.58)	(0.59)	—	—	—	—	$34.70	(1.67)%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.02)	(0.02)	(4.69)	(4.71)	—	—	—	—	$35.29	(11.78)%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Regional Banks Bear 3X Shares
For the Year Ended October 31, 2016	$38.64	(0.29)	(0.28)	(15.61)	(15.90)	—	(1.86)	(0.00)[10]	(1.86)	$20.88	(43.20)%	$1,044	0.98%	3.27%	(0.84)%	0.95%	3.24%	(0.81)%	0%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.09)	(0.09)	(1.27)	(1.36)	—	—	—	—	$38.64	(3.40)%	$3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2016	$36.58	(0.26)	(0.24)	2.30	2.04	—	—	—	—	$38.62	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	$19.68	(0.04)	(0.04)	16.94	16.90	—	—	—	—	$36.58	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
For the Year Ended October 31, 2014	$17.76	(0.10)	(0.10)	2.02	1.92	—	—	—	—	$19.68	10.80%	$15,741	0.99%	1.27%	(0.54)%	0.95%	1.23%	(0.50)%	2%
For the Year Ended October 31, 2013	$9.11	(0.07)	(0.07)	9.22	9.15	—	(0.50)	—	(0.50)	$17.76	106.43%	$17,760	0.98%	1.38%	(0.59)%	0.95%	1.36%	(0.57)%	25%
For the Year Ended October 31, 2012	$5.16	(0.05)	(0.04)	4.24	4.19	—	(0.24)	—	(0.24)	$9.11	85.76%	$10,934	0.98%	1.87%	(0.61)%	0.95%	1.83%	(0.57)%	93%
Direxion Daily S&P Biotech Bull 3X Shares[11]
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	(62.53)%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
For the Period May 28, 2015[9] through October 31, 2015	$160.00	(0.44)	(0.44)	(82.64)	(83.08)	—	—	—	—	$76.92	(51.93)%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2016	$41.08	(0.24)	(0.22)	(13.34)	(13.58)	—	—	—	—	$27.50	(33.06)%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$40.00	(0.16)	(0.16)	1.24	1.08	—	—	—	—	$41.08	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[12]
For the Year Ended October 31, 2016	$134.90	(0.51)	(0.49)	(65.34)	(65.85)	—	—	—	—	$69.05	(48.81)%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[9] through October 31, 2015	$400.00	(0.50)	(0.50)	(264.60)	(265.10)	—	—	—	—	$134.90	(66.28)%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[13,17]
For the Year Ended October 31, 2016	$70.96	$(0.26)	$(0.26)	$(45.74)	$(46.00)	$—	$—	$—	$—	$24.96	(64.83)%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$50.00	(0.34)	(0.33)	21.30	20.96	—	—	—	—	$70.96	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	(2.49)%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
For the Year Ended October 31, 2014	$14.63	(0.10)	(0.09)	13.08	12.98	—	—	—	—	$27.61	88.74%	$165,650	1.01%	1.08%	(0.45)%	0.95%	1.02%	(0.40)%	8%
For the Year Ended October 31, 2013	$5.94	(0.06)	(0.06)	8.75	8.69	—	—	—	—	$14.63	146.36%	$55,587	0.99%	1.09%	(0.67)%	0.95%	1.05%	(0.63)%	16%
For the Year Ended October 31, 2012	$8.22	(0.05)	(0.05)	(2.23)	(2.28)	—	—	—	—	$5.94	(27.80)%	$92,609	0.97%	1.05%	(0.62)%	0.95%	1.03%	(0.61)%	84%
Direxion Daily Semiconductor Bear 3X Shares
For the Year Ended October 31, 2016	$42.43	(0.21)	(0.20)	(26.86)	(27.07)	—	—	—	—	$15.36	(63.80)%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	$68.84	(0.49)	(0.48)	(25.92)	(26.41)	—	—	—	—	$42.43	(38.36)%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$181.92	(1.04)	(1.04)	(112.04)	(113.08)	—	—	—	—	$68.84	(62.16)%	$22,365	0.95%	1.13%	(0.94)%	0.95%	1.13%	(0.94)%	0%
For the Year Ended October 31, 2013	$636.96	(2.76)	(2.76)	(452.28)	(455.04)	—	—	—	—	$181.92	(71.44)%	$29,556	0.95%	1.09%	(0.95)%	0.95%	1.08%	(0.94)%	0%
For the Year Ended October 31, 2012	$876.64	(5.76)	(5.76)	(233.92)	(239.68)	—	—	—	—	$636.96	(27.33)%	$29,858	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
For the Year Ended October 31, 2014	$18.88	(0.21)	(0.20)	14.06	13.85	—	—	—	—	$32.73	73.38%	$189,804	0.98%	1.01%	(0.83)%	0.95%	0.98%	(0.81)%	21%
For the Year Ended October 31, 2013	$12.08	(0.12)	(0.12)	6.92	6.80	—	—	—	—	$18.88	56.22%	$105,696	0.96%	1.00%	(0.88)%	0.95%	0.98%	(0.87)%	324%
For the Year Ended October 31, 2012	$10.44	(0.09)	(0.09)	1.73	1.64	—	—	—	—	$12.08	15.79%	$123,240	0.97%	1.01%	(0.72)%	0.95%	0.99%	(0.70)%	137%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2016	$30.81	(0.20)	(0.20)	(11.35)	(11.55)	—	—	—	—	$19.26	(37.49)%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	$49.80	(0.37)	(0.37)	(18.62)	(18.99)	—	—	—	—	$30.81	(38.13)%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$103.52	(0.68)	(0.68)	(53.04)	(53.72)	—	—	—	—	$49.80	(51.89)%	$13,967	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$196.80	(1.44)	(1.44)	(91.84)	(93.28)	—	—	—	—	$103.52	(47.40)%	$18,682	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.95)%	0%
For the Year Ended October 31, 2012	$320.40	(2.00)	(2.00)	(121.60)	(123.60)	—	—	—	—	$196.80	(38.58)%	$41,924	0.95%	1.13%	(0.95)%	0.95%	1.13%	(0.95)%	0%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
For the Year Ended October 31, 2014	$38.51	(0.37)	(0.37)	4.56	4.19	—	—	—	—	$42.70	10.88%	$4,270	0.95%	2.23%	(0.95)%	0.95%	2.23%	(0.95)%	0%
For the Year Ended October 31, 2013	$42.91	(0.39)	(0.39)	(4.01)	(4.40)	—	—	—	—	$38.51	(10.25)%	$3,851	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2012	$37.08	(0.39)	(0.39)	7.06	6.67	—	(0.84)	—	(0.84)	$42.91	18.28%	$4,291	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	(17.32)%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	(16.95)%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
For the Year Ended October 31, 2014	$23.93	(0.21)	(0.21)	(3.84)	(4.05)	—	—	—	—	$19.88	(16.92)%	$54,673	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$23.19	(0.23)	(0.23)	0.97	0.74	—	—	—	—	$23.93	3.19%	$57,438	0.95%	0.99%	(0.95)%	0.95%	0.99%	(0.95)%	0%
For the Year Ended October 31, 2012	$29.91	(0.24)	(0.24)	(6.48)	(6.72)	—	—	—	—	$23.19	(22.47)%	$52,167	0.95%	1.00%	(0.95)%	0.95%	1.00%	(0.95)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares[15]
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	$18.04	(0.07)	(0.07)	1.60	1.53	—	—	—	—	$19.57	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
For the Year Ended October 31, 2014	$12.63	(0.09)	(0.09)	5.50	5.41	—	—	—	—	$18.04	42.81%	$57,729	0.96%	1.03%	(0.59)%	0.95%	1.03%	(0.58)%	741%
For the Year Ended October 31, 2013	$18.76	0.07	(0.07)	(6.12)	(6.05)	(0.08)	—	(0.00)[10]	(0.08)	$12.63	(32.29)%	$30,318	0.96%	1.11%	0.49%	0.95%	1.10%	0.49%	0%
For the Year Ended October 31, 2012	$15.71	(0.05)	(0.04)	3.24	3.19	—	(0.14)	—	(0.14)	$18.76	20.45%	$33,773	0.96%	1.10%	(0.26)%	0.95%	1.10%	(0.25)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2016

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2016	$27.61	$(0.16)	$(0.16)	$(8.64)	$(8.80)	$—	$—	$—	$—	$18.81	(31.87)%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	$38.96	(0.27)	(0.27)	(11.08)	(11.35)	—	—	—	—	$27.61	(29.13)%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
For the Year Ended October 31, 2014	$64.67	(0.48)	(0.48)	(25.23)	(25.71)	—	—	—	—	$38.96	(39.76)%	$527,945	0.91%	0.91%	(0.90)%	0.90%	0.90%	(0.90)%	0%
For the Year Ended October 31, 2013	$53.35	(0.56)	(0.55)	11.88	11.32	—	—	—	—	$64.67	21.22%	$543,198	0.92%	0.92%	(0.91)%	0.91%	0.91%	(0.91)%	0%
For the Year Ended October 31, 2012	$83.34	(0.55)	(0.55)	(29.44)	(29.99)	—	—	—	—	$53.35	(35.99)%	$298,754	0.93%	0.92%	(0.93)%	0.93%	0.92%	(0.93)%	0%

1  Net Investment Income (Loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective March 24, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

12  Effective March 24, 2016, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective March 24, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

14  Effective May 18, 2016, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

15  Effective August 25, 2016, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

16  Effective August 25, 2016, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

17  Effective August 25, 2016, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

18  Effective August 25, 2016, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

19  Effective August 25, 2016, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2016

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 79 separate series (each, a "Fund" and together the "Funds"). 51 of these Funds are included in this report:

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Healthcare Bear 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily Developed Markets Bull 3X Shares		300%
Direxion Daily Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily Emerging Markets Bull 3X Shares		300%
Direxion Daily Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index(a)	300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	MVIS Russia Index	-300%
Direxion Daily South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Gold Miners Index Bull 3X Shares		300%
Direxion Daily Gold Miners Index Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares		300%
Direxion Daily Healthcare Bear 3X Shares	Health Care Select Sector Index	-300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares		300%
Direxion Daily Homebuilders & Supplies Bear 3X Shares	Dow Jones U.S. Select Home Construction Index	-300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	MVIS Global Junior Gold Miners Index	-300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas IndexTM	-300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	MSCI U.S. REIT IndexSM	-300%
Direxion Daily Regional Banks Bull 3X Shares		300%
Direxion Daily Regional Banks Bear 3X Shares	Solactive U.S. Regional Bank Index	-300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	S&P Oil & Gas Exploration & Production Select	300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index(b)	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index(c)	-300%

(a)  Effective on August 22, 2016, the benchmark index for the Direxion Daily FTSE Europe Bull 3X Shares changed from the FTSE Developed Europe Index to FTSE Developed Europe All Cap Index.

(b)  Effective on May 2, 2016, the benchmark index for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and Direxion Daily 7-10 Year Treasury Bear 3X Shares changed from the NYSE 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index.

(c)  Effective on May 2, 2016, the benchmark index for the Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares changed from the NYSE 20 Year Plus Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2016.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Securities or swap contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty

DIREXION ANNUAL REPORT

credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities", as amended ASU 2013-01, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging), to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

DIREXION ANNUAL REPORT

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2016, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2016 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$122,551	$—	$122,551[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	8,494,438	—	8,430,000	64,438	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	65,837,824	—	64,460,000	1,377,824	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	14,339,012	—	14,339,012[1]	—
Direxion Daily Brazil Bull 3X Shares	2,649,313	—	2,370,000	279,313	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	69,281	—	69,281[1]	—
Direxion Daily Developed Markets Bear 3X Shares	615,276	—	600,000	15,276	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	22,062,392	—	21,440,000	622,392	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Emerging Markets Bear 3X Shares	$31,310	$—	$31,310[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	8,531	—	8,531[1]	—
Direxion Daily FTSE China Bear 3X Shares	116,884	—	116,884[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	39,445	—	39,445[1]	—
Direxion Daily Russia Bull 3X Shares	—	—	—	—	108,331	—	108,331[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	180,320	—	180,320[1]	—
Direxion Daily Energy Bull 3X Shares	1,446,691	—	1,446,691[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	69,174,073	—	67,530,000	1,644,073	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	2,718,246	—	2,718,246[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	6,583,462	—	6,583,462[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	2,452,876	—	2,452,876[1]	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	13,681,731	—	13,681,731[1]	—
Direxion Daily Healthcare Bear 3X Shares	91,412	—	—	91,412	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	235,809	—	235,809[1]	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	291,411	—	280,000	11,411	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	8,097	—	8,097[1]	—
Direxion Daily Real Estate Bear 3X Shares	261,807	—	261,807[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	58,952	—	—	58,952	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$12,498,701	$—	$12,498,701[1]	$—	$—	$—	$—	$—
Direxion Daily S&P Biotech Bear 3X Shares	3,385,320	—	2,830,000	555,320	—	—	—	—
Direxion Daily Technology Bull 3X Shares	10,554,954	—	10,554,954[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	873,608	—	873,608[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	1,791,982	—	1,791,982[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	3,250,186	—	3,250,186[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$609,295	$285,040	$210,000	$114,255	$285,040	$—	$285,040[1]	$—
Direxion Daily Mid Cap Bear 3X Shares	52,635	—	—	52,635	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	2,746,118	—	2,746,118[1]	—
Direxion Daily S&P 500® Bear 3X Shares	1,107,077	—	—	1,107,077	8,088,106	1,107,077	6,981,029[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	15,910,409	—	15,910,409[1]	—
Direxion Daily Small Cap Bear 3X Shares	11,774,942	6,675,402	5,099,540[1]	—	6,675,402	—	6,675,402[1]	—
Direxion Daily Brazil Bull 3X Shares	3,163,218	—	2,800,000	363,218	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Emerging Markets Bull 3X Shares	$14,339,896	$—	$13,600,000	$739,896	$—	$—	$—	$—
Direxion Daily Emerging Markets Bear 3X Shares	36,463	—	—	36,463	14,388,166	36,463	14,351,703[1]	—
Direxion Daily FTSE China Bull 3X Shares	343,533	—	—	343,533	1,543,578	343,533	1,200,045[1]	—
Direxion Daily FTSE China Bear 3X Shares	94,440	—	—	94,440	336,463	94,440	242,023[1]	—
Direxion Daily India Bull 3X Shares	5,945,488	—	5,640,000	305,488	—	—	—	—
Direxion Daily Japan Bull 3X Shares	299,624	3,108	210,000	86,516	3,108	—	3,108[1]	—
Direxion Daily Latin America Bull 3X Shares	1,948,231	—	1,948,231[1]		—	—	—	—
Direxion Daily Russia Bull 3X Shares	10,060,541	—	9,390,000	670,541	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	779,829	—	779,829[1]	—
Direxion Daily Energy Bull 3X Shares	52,073,088	—	52,073,088[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	19,320,119	209,219	17,880,000	1,230,900	209,219	—	209,219[1]	—
Direxion Daily Financial Bear 3X Shares	78,627	—	—	78,627	432,601	78,627	353,974[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	59,371,890	—	18,080,000	41,291,890	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	4,612,190	—	4,612,190[1]	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	35,284,216	—	26,590,000	8,694,216	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	61,697	—	61,697[1]	—	427,679	61,697	365,982[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	1,486,903	—	1,486,903[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Real Estate Bear 3X Shares	$612,716	$—	$612,716[1]	$—	$—	$—	$—	$—
Direxion Daily Semiconductor Bull 3X Shares	86,627	—	—	86,627	661,583	86,627	574,956[1]	—
Direxion Daily Semiconductor Bear 3X Shares	4,773	—	—	4,773	21,305	4,773	16,532[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	558,181	—	558,181[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	286,198	1,105	280,000	5,093	1,105	—	1,105[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	164,480	—	100,000	64,480	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	1,707,065	—	1,707,065[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,577,254	154,086	4,423,168[1]	—	154,086	—	154,086[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$81,985	$—	$—	$81,985	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	303,518	—	303,518[1]	—
Direxion Daily S&P 500® Bear 3X Shares	2,036,491	—	2,000,000	36,491	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	7,074,252	—	7,074,252[1]	—
Direxion Daily Small Cap Bear 3X Shares	10,703,316	—	10,703,316	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Brazil Bull 3X Shares	$31,761,285	$—	$31,150,000	$611,285	$—	$—	$—	$—
Direxion Daily Developed Markets Bull 3X Shares	229,378	—	229,378[1]	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	45,337	—	45,337[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	428,379	—	428,379[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	511,507	—	511,507[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	21,630,398	—	21,600,000	30,398	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	504,918	—	300,000	204,918	—	—	—	—
Direxion Daily India Bull 3X Shares	641,602	—	450,000	191,602	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	3,394,778	—	3,394,778[1]	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	40,973,971	—	39,330,000	1,643,971	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	5,448,313	—	5,448,313[1]	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	1,309,821	—	1,309,821[1]	—
Direxion Daily Financial Bull 3X Shares	17,609,403	—	17,609,403[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	1,240,099	—	1,240,099[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	81,422,841	—	81,422,841[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	12,831,447	—	12,831,447[1]	—	—	—	—	—
Direxion Daily Healthcare Bear 3X Shares	33,983	—	—	33,983	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Homebuilders & Supplies Bear 3X Shares	$—	$—	$—	$—	$13,641	$—	$13,641[1]	$—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	39,622,565	—	39,622,565[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	14,587,859	—	14,587,859[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	877,340	—	877,340[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	106,917	—	—	106,917	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	1,544,560	—	1,544,560[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	3,603	—	—	3,603	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	29,950	—	29,950[1]	—
Direxion Daily Retail Bull 3X Shares	3,747,079	—	3,670,000	77,079	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	32,458,297	—	32,458,297[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	19,223,535	—	17,660,000	1,563,535	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	2,135,242	—	1,350,000	785,242	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	10,394,890	—	9,870,000	524,890	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	108,279	—	108,279[1]	—
Direxion Daily Technology Bull 3X Shares	4,680,020	—	4,680,020[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	214,444	—	214,444[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	8,031,704	—	8,031,704[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,361,670	$—	$840,000	$521,670	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	78,666	—	—	78,666	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	100,178,818	—	100,178,818[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	4,471,736	—	4,471,736[1]	—
Direxion Daily Small Cap Bull 3X Shares	26,406,351	—	24,910,000	1,496,351	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	3,586,882	—	3,586,882[1]	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	5,072,392	—	4,540,000	532,392	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	83,035	—	—	83,035	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	160,072	—	—	160,072	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	1,306,772	—	1,306,772[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	234,222	—	234,222[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	3,446,920	—	21	3,446,899
Direxion Daily FTSE China Bear 3X Shares	2,466,914	—	2,466,914[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE Europe Bull 3X Shares	$—	$—	$—	$—	$709,745	$—	$709,745[1]	$—
Direxion Daily Japan Bull 3X Shares	772,909	—	550,000	222,909	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	43,226	—	43,226[1]	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	44,635,734	—	42,610,000	2,025,734	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	3,281,438	—	3,281,438[1]	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	—	547,796	—	547,796[1]	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	5,584,629	—	2,810,000	2,774,629
Direxion Daily Energy Bear 3X Shares	—	—	—	—	173,267	—	173,267[1]	—
Direxion Daily Financial Bull 3X Shares	6,670,761	—	3,380,000	3,290,761	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	2,349,245	—	2,349,245[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	156,645,907	—	156,645,907[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	24,434,263	—	24,434,263[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	3,294,522	—	3,294,522[1]	—
Direxion Daily Healthcare Bear 3X Shares	241,349	—	—	241,349	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	122,631	—	122,631[1]	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	519,878	—	350,000	169,878	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$83,751,332	$—	$79,520,000	$4,231,332	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	6,010,264	—	6,010,264[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	3,653,525	—	3,653,525[1]	—
Direxion Daily Natural Gas Related Bear 3X Shares	1,605,156	—	990,000	615,156	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	1,393,517	—	1,393,517[1]	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	139,438	—	139,438[1]	—
Direxion Daily Regional Banks Bull 3X Shares	73,822	—	73,822[1]	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	13,276	—	13,276[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	370,036	—	370,036[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	278,971	—	278,971[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	388,203	—	—	388,203	—	—	—	—
Direxion Daily Technology Bear 3X Shares	6,587	—	—	6,587	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$122,056	$—	$—	$122,056	$—	$—	$—	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	7,545,902	—	7,545,902[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$15,721	$—	$15,721[1]	$—	$—	$—	$—	$—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	106,316	—	106,316[1]	—
Direxion Daily Developed Markets Bear 3X Shares	8,247	—	—	8,247	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	2,543,219	—	2,543,219[1]	—
Direxion Daily FTSE China Bear 3X Shares	691,309	—	691,309[1]	—	—	—	—	—
Direxion Daily India Bull 3X Shares	—	—	—	—	274,033	—	274,033[1]	—
Direxion Daily Japan Bull 3X Shares	79,700	—	—	79,700	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	5,724,661	—	5,550,000	174,661	—	—	—	—
Direxion Daily Russia Bull 3X Shares	104,429	—	104,429[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	157,666	—	157,666[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 3X Shares	$3,732,099	$—	$3,732,099[1]	$—	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	318,585	—	198,642	119,943	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	547,525	—	547,525[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	21,814,872	—	—	21,814,872	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	1,669,938	—	1,669,938[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	49,680	—	49,680[1]	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	135,604	—	—	135,604	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	26,094,236	—	7,952,331	18,141,905	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	946,823	—	946,823[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	3,767,704	—	3,767,704[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	37,945	—	1,642	36,303	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	362,899	—	362,899[1]	—
Direxion Daily Real Estate Bear 3X Shares	35,631	—	35,631[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	30,022,599	—	30,022,599[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,338,148	—	612,124	726,024	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$—	$—	$—	$—	$100,135	$—	$100,135[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	1,876,984	—	1,300,000	576,984	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	651,021	—	300,000	351,021	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	88,323	—	88,323[1]	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	83,688	—	83,688[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	136,583	—	136,583[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	42,676	—	42,676[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	1,502,431	—	1,502,431[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,819,181	—	5,819,181[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$7,754,675	$—	$7,700,000	$54,675	$—	$—	$—	$—
Direxion Daily Brazil Bull 3X Shares	7,367,453	—	7,200,000	167,453	—	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	1,566,202	—	1,566,202[1]	—
DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 3X Shares	$458,534	$—	$350,000	$108,534	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	30,864,895	—	27,960,000	2,904,895	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	209,904	—	209,904[1]	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	93,916	—	93,916[1]	—
Direxion Daily Retail Bull 3X Shares	3,673,635	—	3,590,000	83,635	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	14,992,368	—	14,992,368[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	9,093,524	—	8,810,000	283,524	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	5,487,231	—	5,487,231[1]	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	551,639	—	551,639[1]	—
Direxion Daily Technology Bear 3X Shares	16,877	—	—	16,877	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	59,442	—	59,442[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	1,438,798	—	1,438,798[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$32,998,229	$—	$32,998,229[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	2,997,305	—	2,997,305[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	3,882,102	—	3,882,102[1]	—
Direxion Daily Small Cap Bear 3X Shares	1,223,732	—	1,223,732[1]	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	17,152	—	17,152[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	7,433,233	—	6,950,000	483,233	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	611,147	—	611,147[1]
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	68,332	—	68,332[1]	—
Direxion Daily India Bull 3X Shares	3,044,362	—	2,810,000	234,362	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	235,115	—	235,115[1]	—
Direxion Daily Financial Bull 3X Shares	102,975	—	20,000	82,975	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	333,300	—	333,300[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	685,706	—	685,706[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	80,693	—	80,693[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	1,357,510	—	1,357,510[1]	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	4,971,474	—	4,971,474[1]	—
Direxion Daily Regional Banks Bull 3X Shares	6,327	—	6,327[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bear 3X Shares	$—	$—	$—	$—	$17,756	$—	$17,756[1]	$—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	172,218	—	172,218[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	9,511,780	—	9,511,780[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	7,414,833	—	6,690,000	724,833	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	440,946	—	440,946[1]	—
Direxion Daily Semiconductor Bull 3X Shares	343,752	—	260,000	83,752	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	6,225,405	—	6,225,405[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,010,427	—	4,010,427[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

e) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

f) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. No provision for federal income taxes has been made by the Funds. Certain Funds paid excise taxes in the year ended October 31, 2016.

g) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received

DIREXION ANNUAL REPORT

from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Funds estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2016, the Funds have estimated approximately 100% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

h) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

i) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2016 and October 31, 2015, were as follows:

	Period Ended October 31, 2016			Period Ended October 31, 2015
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	5,754,016	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	248,005	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	16,450	—	—
Direxion Daily India Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Japan Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—	76,183	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	—	—	—

DIREXION ANNUAL REPORT

	Period Ended October 31, 2016			Period Ended October 31, 2015
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Energy Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bear 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	7,778,400	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	3,658,733	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	92,570	—	226	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	7,448	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	109,119	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

1  Commenced operations on December 3, 2015.

DIREXION ANNUAL REPORT

At October 31, 2016, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$1,696,346	$1,133,276	$—	$(835,506)	$1,994,116
Direxion Daily Mid Cap Bear 3X Shares	351,558	—	—	(72,523,486)	(72,171,928)
Direxion Daily S&P 500® Bull 3X Shares	129,334,790	—	—	(6,416,927)	122,917,863
Direxion Daily S&P 500® Bear 3X Shares	(3,756,344)	—	—	(1,100,724,479)	(1,104,480,823)
Direxion Daily Small Cap Bull 3X Shares	73,089,048	—	—	(76,595,459)	(3,506,411)
Direxion Daily Small Cap Bear 3X Shares	6,274,458	—	—	(2,820,432,820)	(2,814,158,362)
Direxion Daily Brazil Bull 3X Shares	50,036,001	—	—	(45,573,353)	4,462,648
Direxion Daily Developed Markets Bull 3X Shares	161,199	—	—	(9,603,237)	(9,442,038)
Direxion Daily Developed Markets Bear 3X Shares	738,258	—	—	(43,436,272)	(42,698,014)
Direxion Daily Emerging Markets Bull 3X Shares	41,453,869	—	—	(225,197,507)	(183,743,638)
Direxion Daily Emerging Markets Bear 3X Shares	(15,140,866)	—	—	(342,841,687)	(357,982,553)
Direxion Daily FTSE China Bull 3X Shares	14,076,547	—	—	(93,718,503)	(79,641,956)
Direxion Daily FTSE China Bear 3X Shares	2,926,855	—	—	(36,782,917)	(33,856,062)
Direxion Daily FTSE Europe Bull 3X Shares	(4,724,625)	—	—	(18,307,777)	(23,032,402)
Direxion Daily India Bull 3X Shares	9,313,707	—	—	(30,059,989)	(20,746,282)
Direxion Daily Japan Bull 3X Shares	1,176,969	—	—	(3,573,005)	(2,396,036)
Direxion Daily Latin America Bull 3X Shares	11,565,089	—	—	(52,892,894)	(41,327,805)
Direxion Daily Russia Bull 3X Shares	13,934,427	—	—	(174,972,553)	(161,038,126)
Direxion Daily Russia Bear 3X Shares	(9,847,566)	—	—	(105,113,521)	(114,961,087)
Direxion Daily South Korea Bull 3X Shares	(536,887)	—	—	(568,858)	(1,105,745)
Direxion Daily Energy Bull 3X Shares	46,067,410	—	—	(213,312,090)	(167,244,680)
Direxion Daily Energy Bear 3X Shares	(173,267)	—	—	(205,279,472)	(205,452,739)
Direxion Daily Financial Bull 3X Shares	98,768,079	—	—	(34,063,479)	64,704,600
Direxion Daily Financial Bear 3X Shares	(7,542,389)	—	—	(4,634,838,796)	(4,642,381,185)
Direxion Daily Gold Miners Index Bull 3X Shares	(338,552,328)	—	—	(1,105,699,544)	(1,444,251,872)
Direxion Daily Gold Miners Index Bear 3X Shares	28,611,399	—	—	(553,679,269)	(525,067,870)
Direxion Daily Healthcare Bull 3X Shares	(20,643,766)	—	—	(2,198,949)	(22,842,715)
Direxion Daily Healthcare Bear 3X Shares	366,744	—	—	(463,322)	(96,578)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(478,831)	—	—	(1,388,410)	(1,867,241)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	933,252	—	—	(973,472)	(40,220)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	69,305,275	—	—	(529,686,822)	(460,381,547)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	19,285,318	—	—	(163,507,421)	(144,222,103)
Direxion Daily Natural Gas Related Bull 3X Shares	(1,611,518)	—	—	(200,829,151)	(202,440,669)
Direxion Daily Natural Gas Related Bear 3X Shares	1,269,855	—	—	(10,359,372)	(9,089,517)
Direxion Daily Real Estate Bull 3X Shares	(4,006,427)	—	—	—	(4,006,427)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Real Estate Bear 3X Shares	$2,315,276	$—	$—	$(179,850,602)	$(177,535,326)
Direxion Daily Regional Banks Bull 3X Shares	51,621	—	—	(671,440)	(619,819)
Direxion Daily Regional Banks Bear 3X Shares	(689,688)	—	—	(517,236)	(1,206,924)
Direxion Daily Retail Bull 3X Shares	1,734,011	951,334	—	—	2,685,345
Direxion Daily S&P Biotech Bull 3X Shares	(46,461,871)	—	—	(69,342,965)	(115,804,836)
Direxion Daily S&P Biotech Bear 3X Shares	31,361,836	—	—	(36,087,805)	(4,725,969)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	13,811,754	2,333,091	—	(2,798,861)	13,345,984
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	4,400,429	—	—	(30,639,353)	(26,238,924)
Direxion Daily Semiconductor Bull 3X Shares	20,284,238	6,634,615	—	(2,978,592)	23,940,261
Direxion Daily Semiconductor Bear 3X Shares	(11,925,770)	—	—	(119,826,099)	(131,751,869)
Direxion Daily Technology Bull 3X Shares	14,890,974	—	—	(1,272,370)	13,618,604
Direxion Daily Technology Bear 3X Shares	(5,769,779)	—	—	(134,103,848)	(139,873,627)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	301,859	284,232	—	(6,415)	579,676
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(2,654,693)	—	—	(71,860,234)	(74,514,927)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(3,982,786)	—	—	(1,091,205)	(5,073,991)
Direxion Daily 20+ Year Treasury Bear 3X Shares	29,070,141	—	—	(1,109,186,889)	(1,080,116,748)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and wash sales on swap contracts.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$47,437,018	$10,421	$—	$10,421
Direxion Daily Mid Cap Bear 3X Shares	7,468,079	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	268,888,205	—	(792,621)	(792,621)
Direxion Daily S&P 500® Bear 3X Shares	389,052,044	162,797	—	162,797
Direxion Daily Small Cap Bull 3X Shares	505,059,266	—	(43,039)	(43,039)
Direxion Daily Small Cap Bear 3X Shares	402,206,035	—	—	—
Direxion Daily Brazil Bull 3X Shares	39,896,907	39,492	—	39,492
Direxion Daily Developed Markets Bull 3X Shares	13,291,901	24,383	—	24,383
Direxion Daily Developed Markets Bear 3X Shares	5,904,896	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	135,629,941	—	(646,501)	(646,501)
Direxion Daily Emerging Markets Bear 3X Shares	112,890,019	—	—	—
Direxion Daily FTSE China Bull 3X Shares	130,450,005	—	(355,136)	(355,136)
Direxion Daily FTSE China Bear 3X Shares	45,546,693	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	18,711,834	—	(22,752)	(22,752)
Direxion Daily India Bull 3X Shares	59,320,197	—	(43,712)	(43,712)

DIREXION ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Japan Bull 3X Shares	$7,577,690	$27,844	$—	$27,844
Direxion Daily Latin America Bull 3X Shares	10,953,870	—	(4,341)	(4,341)
Direxion Daily Russia Bull 3X Shares	103,532,751	—	(309,297)	(309,297)
Direxion Daily Russia Bear 3X Shares	47,346,402	—	—	—
Direxion Daily South Korea Bull 3X Shares	3,459,251	116,712	(105,803)	10,909
Direxion Daily Energy Bull 3X Shares	352,295,192	—	(4,054,903)	(4,054,903)
Direxion Daily Energy Bear 3X Shares	41,468,951	—	—	—
Direxion Daily Financial Bull 3X Shares	764,075,734	—	(14,218,618)	(14,218,618)
Direxion Daily Financial Bear 3X Shares	198,771,287	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	1,872,894,849	—	(174,401,174)	(174,401,174)
Direxion Daily Gold Miners Index Bear 3X Shares	212,539,524	—	—	—
Direxion Daily Healthcare Bull 3X Shares	148,123,980	—	(2,310,003)	(2,310,003)
Direxion Daily Healthcare Bear 3X Shares	1,596,042	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,115,427	—	(70,711)	(70,711)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	2,036,502	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	634,026,966	—	(62,095,365)	(62,095,365)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	63,708,114	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	48,772,798	—	(906,230)	(906,230)
Direxion Daily Natural Gas Related Bear 3X Shares	4,620,380	—	—	—
Direxion Daily Real Estate Bull 3X Shares	62,319,678	—	(1,469,624)	(1,469,624)
Direxion Daily Real Estate Bear 3X Shares	16,389,023	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,595,595	28,734	(13,464)	15,270
Direxion Daily Regional Banks Bear 3X Shares	742,292	—	—	—
Direxion Daily Retail Bull 3X Shares	22,615,189	—	(87,846)	(87,846)
Direxion Daily S&P Biotech Bull 3X Shares	257,106,309	—	(5,991,456)	(5,991,456)
Direxion Daily S&P Biotech Bear 3X Shares	55,739,247	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	37,220,243	—	(360,562)	(360,562)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	15,574,763	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	73,869,868	376,007	—	376,007
Direxion Daily Semiconductor Bear 3X Shares	41,121,498	—	—	—
Direxion Daily Technology Bull 3X Shares	115,135,587	291,327	—	291,327
Direxion Daily Technology Bear 3X Shares	16,243,088	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	4,883,730	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	19,461,688	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	63,208,848	—	(483,739)	(483,739)
Direxion Daily 20+ Year Treasury Bear 3X Shares	236,621,025	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Mid Cap Bull 3X Shares	$386,016	$(6,194,022)	$5,808,006
Direxion Daily Mid Cap Bear 3X Shares	98,251	—	(98,251)

DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily S&P 500® Bull 3X Shares	$4,567,032	$(99,510,621)	$94,943,589
Direxion Daily S&P 500® Bear 3X Shares	2,538,312	—	(2,538,312)
Direxion Daily Small Cap Bull 3X Shares	5,901,278	(64,574,557)	58,673,279
Direxion Daily Small Cap Bear 3X Shares	5,311,791	—	(5,311,791)
Direxion Daily Brazil Bull 3X Shares	375,901	(3,257,282)	2,881,381
Direxion Daily Developed Markets Bull 3X Shares	193,611	279,735	(473,346)
Direxion Daily Developed Markets Bear 3X Shares	77,243	—	(77,243)
Direxion Daily Emerging Markets Bull 3X Shares	1,649,496	(4,084,637)	2,435,141
Direxion Daily Emerging Markets Bear 3X Shares	956,413	—	(956,413)
Direxion Daily FTSE China Bull 3X Shares	1,210,130	(3,199,775)	1,989,645
Direxion Daily FTSE China Bear 3X Shares	371,131	—	(371,131)
Direxion Daily FTSE Europe Bull 3X Shares	186,421	134,450	(320,871)
Direxion Daily India Bull 3X Shares	689,551	(1,083,200)	393,649
Direxion Daily Japan Bull 3X Shares	22,344	(480,444)	458,100
Direxion Daily Latin America Bull 3X Shares	132,590	(639,285)	506,695
Direxion Daily Russia Bull 3X Shares	1,963,763	(5,205,295)	3,241,532
Direxion Daily Russia Bear 3X Shares	528,052	—	(528,052)
Direxion Daily South Korea Bull 3X Shares	36,471	(154,721)	118,250
Direxion Daily Energy Bull 3X Shares	409,278	(16,139,433)	15,730,155
Direxion Daily Energy Bear 3X Shares	657,815	—	(657,815)
Direxion Daily Financial Bull 3X Shares	1,607,908	(84,734,575)	83,126,667
Direxion Daily Financial Bear 3X Shares	2,734,900	—	(2,734,900)
Direxion Daily Gold Miners Index Bull 3X Shares	6,784,181	(167,892,252)	161,108,071
Direxion Daily Gold Miners Index Bear 3X Shares	1,700,113	—	(1,700,113)
Direxion Daily Healthcare Bull 3X Shares	1,819,944	(32,074,831)	30,254,887
Direxion Daily Healthcare Bear 3X Shares	2,237	—	(2,237)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	4,280	—	(4,280)
Direxion Daily Homebuilders & Supplies Bear 3X Shares	11,134	—	(11,134)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,541,392	(59,643,977)	58,102,585
Direxion Daily Junior Gold Miners Index Bear 3X Shares	76,531	—	(76,531)
Direxion Daily Natural Gas Related Bull 3X Shares	354,498	1,298,069	(1,652,567)
Direxion Daily Natural Gas Related Bear 3X Shares	4,528	—	(4,528)
Direxion Daily Real Estate Bull 3X Shares	525,186	(24,155,416)	23,630,230
Direxion Daily Real Estate Bear 3X Shares	108,719	—	(108,719)
Direxion Daily Regional Banks Bull 3X Shares	2,251	—	(2,251)
Direxion Daily Regional Banks Bear 3X Shares	3,531	—	(3,531)
Direxion Daily Retail Bull 3X Shares	327,976	(10,903,020)	10,575,044
Direxion Daily S&P Biotech Bull 3X Shares	546,494	5,245,913	(5,792,407)
Direxion Daily S&P Biotech Bear 3X Shares	101,132	—	(101,132)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	365,569	(17,446,575)	17,081,006
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	28,454	—	(28,454)
Direxion Daily Semiconductor Bull 3X Shares	448,002	(50,509,639)	50,061,637
Direxion Daily Semiconductor Bear 3X Shares	275,026	—	(275,026)
Direxion Daily Technology Bull 3X Shares	994,631	(65,444,112)	64,449,481
Direxion Daily Technology Bear 3X Shares	163,818	—	(163,818)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	61,336	(61,336)	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	412,028	—	(412,028)
Direxion Daily 20+ Year Treasury Bull 3X Shares	497,613	(20,844,022)	20,346,409
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,553,034	—	(4,553,034)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2016.

DIREXION ANNUAL REPORT

At October 31, 2016, these Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$—
Direxion Daily Mid Cap Bear 3X Shares	74,338
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	2,838,037
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	3,379,010
Direxion Daily Brazil Bull 3X Shares	361,690
Direxion Daily Developed Markets Bull 3X Shares	—
Direxion Daily Developed Markets Bear 3X Shares	62,405
Direxion Daily Emerging Markets Bull 3X Shares	1,232,747
Direxion Daily Emerging Markets Bear 3X Shares	762,905
Direxion Daily FTSE China Bull 3X Shares	688,158
Direxion Daily FTSE China Bear 3X Shares	491,474
Direxion Daily FTSE Europe Bull 3X Shares	160,228
Direxion Daily India Bull 3X Shares	371,220
Direxion Daily Japan Bull 3X Shares	30,113
Direxion Daily Latin America Bull 3X Shares	93,506
Direxion Daily Russia Bull 3X Shares	1,292,554
Direxion Daily Russia Bear 3X Shares	313,803
Direxion Daily South Korea Bull 3X Shares	32,015
Direxion Daily Energy Bull 3X Shares	1,161,193
Direxion Daily Energy Bear 3X Shares	562,022
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	2,120,434
Direxion Daily Gold Miners Index Bull 3X Shares	9,052,761
Direxion Daily Gold Miners Index Bear 3X Shares	1,965,927
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Healthcare Bear 3X Shares	13,120
Direxion Daily Homebuilders & Supplies Bull 3X Shares	14,617
Direxion Daily Homebuilders & Supplies Bear 3X Shares	28,604
Direxion Daily Junior Gold Miners Index Bull 3X Shares	3,007,381
Direxion Daily Junior Gold Miners Index Bear 3X Shares	336,558
Direxion Daily Natural Gas Related Bull 3X Shares	434,697
Direxion Daily Natural Gas Related Bear 3X Shares	51,124
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	105,285
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Regional Banks Bear 3X Shares	11,454
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily S&P Biotech Bull 3X Shares	1,387,551
Direxion Daily S&P Biotech Bear 3X Shares	430,918
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	161,776
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	285,620
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	119,293
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	172,503
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,155,957

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used.

DIREXION ANNUAL REPORT

As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2016, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$386,016	$—
Direxion Daily Mid Cap Bear 3X Shares	22,162,993	4,862,033	5,743,778	36,543,312	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	243,723,246	—	522,489,448	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	447,535,089	170,386,620	41,155,587	1,980,864,749	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	13,984,066	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	4,478,557	—
Direxion Daily Developed Markets Bear 3X Shares	6,226,800	3,814,712	2,982,535	28,499,260	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	163,118,498	47,245,171
Direxion Daily Emerging Markets Bear 3X Shares	73,271,322	33,557,979	24,388,554	184,824,104	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	67,118,758	464,786
Direxion Daily FTSE China Bear 3X Shares	—	—	—	19,286,623	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	18,147,549	—
Direxion Daily India Bull 3X Shares	—	—	—	22,857,534	7,311
Direxion Daily Japan Bull 3X Shares	—	—	—	2,820,670	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	25,490,392	20,130,880
Direxion Daily Russia Bull 3X Shares	—	—	—	173,679,999	—
Direxion Daily Russia Bear 3X Shares	649,297	—	—	80,470,228	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	219,601	15,409
Direxion Daily Energy Bull 3X Shares	—	—	—	139,075,363	—
Direxion Daily Energy Bear 3X Shares	12,590,578	3,644,343	25,942,062	158,756,350	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	679,926,863	839,658,285	833,736,449	2,209,756,796	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	599,634,754
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	530,604,419	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Healthcare Bear 3X Shares	—	—	—	426,398	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	838,039	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	—	—	727,426	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	159,840,813	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	121,091,282	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	128,776,824	5,846,281
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	10,308,248	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	81,864,882	40,732,146	—	53,325,213	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	671,440	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	505,782	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—

DIREXION ANNUAL REPORT

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$47,516,880	$—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	13,029,839	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	21,082,362	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	961,396	—	—	104,166,564	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	37,175,240	11,093,015	13,642,542	66,756,707	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	13,265,888	—	50,721,447	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	93,882,293	—	816,821,043	—

During the year ended October 31, 2016, the following Funds utilized prior year capital loss carryover of:

Direxion Daily South Korea Bull 3X Shares	$385,073
Direxion Daily Gold Miners Index Bull 3X Shares	1,030,822,252
Direxion Daily Junior Gold Miners Index Bull 3X Shares	81,790,216
Direxion Daily S&P Biotech Bull 3X Shares	76,403
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,949,235
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,689,193

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2016, open Federal and state income tax years include the tax years ended October 31, 2013 through October 31, 2016. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is

DIREXION ANNUAL REPORT

applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2016. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$9,003,906	$8,629,486	$17,772,713	$18,448,334
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	714,807,699	55,828,481	340,953,160	970,288,516
Direxion Daily S&P 500® Bear 3X Shares	18,445,753[1]	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,309,008,534	—	110,006,909	1,387,945,805
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	99,502,392	7,811,216	40,109,420	136,491,401
Direxion Daily Developed Markets Bull 3X Shares	34,154,727	15,088,929	7,033,707	31,201,069
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	255,025,108	31,253,124	161,585,985	369,216,840
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	137,916,425	34,140,511	66,576,006	118,941,321
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	22,090,358	2,740,323	3,749,145	24,091,285
Direxion Daily India Bull 3X Shares	42,044,461	17,173,247	—	32,420,660
Direxion Daily Japan Bull 3X Shares	15,501,329	5,981,195	—	14,168,402
Direxion Daily Latin America Bull 3X Shares	7,319,830	952,630	—	7,390,418
Direxion Daily Russia Bull 3X Shares	174,181,080	15,002,076	72,437,171	218,938,874
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	5,907,257	5,158,381	958,830	1,511,814
Direxion Daily Energy Bull 3X Shares	410,683,075	91,053,200	400,535,682	606,359,536
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	374,246,082	48,873,593	487,434,101	779,714,713
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	2,778,265,004	898,406,885	2,410,692,695	3,546,857,192
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	159,084,627	—	1,690,005	121,295,664
Direxion Daily Healthcare Bear 3X Shares[2]	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	390,167	715,899	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	687,633,600	383,431,889	555,353,266	586,747,134
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	90,903,050	67,722,813	132,787,177	144,315,756
Direxion Daily Natural Gas Related Bear 3X Shares[2]	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	61,856,902	19,475,996	47,263,725	89,200,039
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	214,380	341,203	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	17,424,270	3,040,308	10,028,316	29,952,635
Direxion Daily S&P Biotech Bull 3X Shares	464,171,982	165,749,370	356,327,101	618,828,859
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—

DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$89,749,938	$1,526,271	$32,273,787	$116,926,202
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	71,148,368	6,104,456	31,680,394	114,335,196
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	51,238,800	24,657,317	2,927,194	31,869,286
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	29,772,465	54,698,753	94,783,114	68,131,736
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents purchases in affiliate, Direxion Daily S&P 500® Bear 1X Shares.

2  Represents the period from December 3, 2015 (commencement of operations) to October 31, 2016.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2016.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Advisor has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2018. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fees
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

The Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, each Fund pays the Adviser 0.02% of its average daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95%. Any expense waiver is subject to recoupment by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2017	October 31, 2018	October 31, 2019	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$37,975	$38,793	$22,753	$37,975	$99,521
Direxion Daily Mid Cap Bear 3X Shares	—	31,444	33,769	26,804	31,444	92,017
DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2017	October 31, 2018	October 31, 2019	Recoupment Amount
Direxion Daily S&P 500® Bull 3X Shares	$8,677	$25,105	$43,374	$—	$25,105	$68,479
Direxion Daily S&P 500® Bear 3X Shares	18,899	83,176	46,312	32,630	83,176	162,118
Direxion Daily Small Cap Bull 3X Shares	—	139,350	422,839	165,116	139,350	727,305
Direxion Daily Small Cap Bear 3X Shares	4,076	189,079	467,508	195,511	189,079	852,098
Direxion Daily Brazil Bull 3X Shares	38	41,581	47,780	33,656	41,581	123,017
Direxion Daily Developed Markets Bull 3X Shares	—	62,016	47,201	47,458	62,016	156,675
Direxion Daily Developed Markets Bear 3X Shares	—	75,544	81,939	68,565	75,544	226,048
Direxion Daily Emerging Markets Bull 3X Shares	104	68,967	81,382	—	68,967	150,349
Direxion Daily Emerging Markets Bear 3X Shares	3,334	57,645	67,638	18,915	57,645	144,198
Direxion Daily FTSE China Bull 3X Shares	—	75,021	70,727	52,781	75,021	198,529
Direxion Daily FTSE China Bear 3X Shares	—	61,794	35,007	36,274	61,794	133,075
Direxion Daily FTSE Europe Bull 3X Shares	—	23,550	30,431	10,868	23,550	64,849
Direxion Daily India Bull 3X Shares	—	46,522	33,888	28,207	46,522	108,617
Direxion Daily Japan Bull 3X Shares	—	47,576	53,518	38,909	47,576	140,003
Direxion Daily Latin America Bull 3X Shares	—	37,072	45,333	32,537	37,072	114,942
Direxion Daily Russia Bull 3X Shares	62,892	29,349	34,899	—	29,349	64,248
Direxion Daily Russia Bear 3X Shares	1,280	18,693	33,435	25,321	18,693	77,449
Direxion Daily South Korea Bull 3X Shares	—	30,643	48,753	29,972	30,643	109,368
Direxion Daily Energy Bull 3X Shares	9,820	42,811	40,473	28,703	42,811	111,987
Direxion Daily Energy Bear 3X Shares	—	43,863	53,760	18,091	43,863	115,714
Direxion Daily Financial Bull 3X Shares	14,755	88,665	120,016	15,384	88,665	224,065
Direxion Daily Financial Bear 3X Shares	1,237	99,421	222,097	72,684	99,421	394,202
Direxion Daily Gold Miners Index Bull 3X Shares	8,991	23,704	—	—	14,713	14,713
Direxion Daily Gold Miners Index Bear 3X Shares	90,418	76,078	—	—	49,433	49,433
Direxion Daily Healthcare Bull 3X Shares	6,575	66,252	39,688	39,773	66,252	145,713
Direxion Daily Healthcare Bear 3X Shares	—	43,545	—	—	43,545	43,545
Direxion Daily Homebuilders & Supplies Bull 3X Shares	567	34,712	—	27,112	34,712	61,824
Direxion Daily Homebuilders & Supplies Bear 3X Shares	576	35,417	—	26,975	35,417	62,392
Direxion Daily Junior Gold Miners Index Bull 3X Shares	90,301	22,583	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	23,672	62,477	31,402	17,633	62,477	111,512
Direxion Daily Natural Gas Related Bull 3X Shares	—	66,435	38,433	48,864	66,435	153,732
Direxion Daily Natural Gas Related Bear 3X Shares	—	46,696	—	—	46,696	46,696
Direxion Daily Real Estate Bull 3X Shares	7,743	48,669	64,997	—	48,669	113,666
Direxion Daily Real Estate Bear 3X Shares	—	70,252	74,616	63,837	70,252	208,705
Direxion Daily Regional Banks Bull 3X Shares	—	40,319	—	18,744	40,319	59,063
Direxion Daily Regional Banks Bear 3X Shares	—	40,429	—	18,468	40,429	58,897
Direxion Daily Retail Bull 3X Shares	—	39,834	47,943	25,551	39,834	113,328
Direxion Daily S&P Biotech Bull 3X Shares	7,336	48,721	—	26,655	48,721	75,376
Direxion Daily S&P Biotech Bear 3X Shares	1,451	42,944	—	30,367	42,944	73,311
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	495	38,994	—	31,773	38,994	70,767

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2017	October 31, 2018	October 31, 2019	Recoupment Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$351	$37,128	$—	$31,769	$37,128	$68,897
Direxion Daily Semiconductor Bull 3X Shares	1,613	41,292	59,779	44,224	41,292	145,295
Direxion Daily Semiconductor Bear 3X Shares	137	28,749	40,074	31,222	28,749	100,045
Direxion Daily Technology Bull 3X Shares	1,431	38,305	44,741	6,472	38,305	89,518
Direxion Daily Technology Bear 3X Shares	—	37,968	32,623	19,924	37,968	90,515
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	46,735	49,936	31,202	46,735	127,873
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	38,077	12,458	—	38,077	50,535
Direxion Daily 20+ Year Treasury Bull 3X Shares	4,849	9,461	26,561	2,461	9,461	38,483
Direxion Daily 20+ Year Treasury Bear 3X Shares	17,438	—	—	—	—	—

For the year ended October 31, 2016, the Adviser waived $9,801 of investment advisory fees in Direxion Daily S&P 500® Bear 3X Shares. These waived fees related to Direxion Daily S&P 500® Bear 3X Shares' investment in Direxion Daily S&P 500® Bear 1X Shares, an affiliated Fund managed by the Adviser. These waived fees are not subject to recoupment and not presented on the preceding table.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2016:

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$7,070,107	$—	$—	$7,070,107	$—	$—	$—	$—
Short Term Investments	40,377,332	—	—	40,377,332	7,468,079	—	—	7,468,079
Other Financial Instruments*	—	1,685,925	—	1,685,925	—	351,558	—	351,558
Cash Equivalents	1,901,980	—	—	1,901,980	3,385,138	—	—	3,385,138

DIREXION ANNUAL REPORT

	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$59,338,221	$—	$—	$59,338,221	$18,608,550	$—	$—	$18,608,550
Short Term Investments	208,757,363	—	—	208,757,363	370,606,291	—	—	370,606,291
Other Financial Instruments*	—	130,127,411	—	130,127,411	—	(3,919,141)	—	(3,919,141)
Cash Equivalents	194,351,826	—	—	194,351,826	187,682,106	—	—	187,682,106
	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$66,727,350	$—	$—	$66,727,350	$—	$—	$—	$—
Short Term Investments	438,288,877	—	—	438,288,877	402,206,035	—	—	402,206,035
Other Financial Instruments*	—	73,132,087	—	73,132,087	—	6,274,458	—	6,274,458
Cash Equivalents	269,658,652	—	—	269,658,652	237,449,880	—	—	237,449,880
	Direxion Daily Brazil Bull 3X Shares				Direxion Daily Developed Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$1,162,555	$—	$—	$1,162,555	$6,745,166	$—	$—	$6,745,166
Short Term Investments	38,773,844	—	—	38,773,844	6,571,118	—	—	6,571,118
Other Financial Instruments*	—	49,996,509	—	49,996,509	—	136,816	—	136,816
Cash Equivalents	36,716,845	—	—	36,716,845	4,743,081	—	—	4,743,081
	Direxion Daily Developed Markets Bear 3X Shares				Direxion Daily Emerging Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$33,395,062	$—	$—	$33,395,062
Short Term Investments	5,904,896	—	—	5,904,896	101,588,378	—	—	101,588,378
Other Financial Instruments*	—	738,258	—	738,258	—	42,100,370	—	42,100,370
Cash Equivalents	2,414,522	—	—	2,414,522	61,119,117	—	—	61,119,117
	Direxion Daily Emerging Markets Bear 3X Shares				Direxion Daily FTSE China Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$70,507,504	$—	$—	$70,507,504
Short Term Investments	112,890,019	—	—	112,890,019	59,587,365	—	—	59,587,365
Other Financial Instruments*	—	(15,140,866)	—	(15,140,866)	—	14,431,683	—	14,431,683
Cash Equivalents	53,181,838	—	—	53,181,838	28,166,959	—	—	28,166,959

DIREXION ANNUAL REPORT

	Direxion Daily FTSE China Bear 3X Shares				Direxion Daily FTSE Europe Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$617,947	$—	$—	$617,947
Short Term Investments	45,546,693	—	—	45,546,693	18,071,135	—	—	18,071,135
Other Financial Instruments*	—	2,926,855	—	2,926,855	—	(817,522)	—	(817,522)
Cash Equivalents	27,417,851	—	—	27,417,851	8,630,969	—	—	8,630,969
	Direxion Daily India Bull 3X Shares				Direxion Daily Japan Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$12,491,011	$—	$—	$12,491,011	$1,841,214	$—	$—	$1,841,214
Short Term Investments	46,785,474	—	—	46,785,474	5,764,320	—	—	5,764,320
Other Financial Instruments*	—	9,357,419	—	9,357,419	—	1,149,125	—	1,149,125
Cash Equivalents	15,446,140	—	—	15,446,140	3,493,095	—	—	3,493,095
	Direxion Daily Latin America Bull 3X Shares				Direxion Daily Russia Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$564,355	$—	$—	$564,355	$20,516,036	$—	$—	$20,516,036
Short Term Investments	10,385,174	—	—	10,385,174	82,707,418	—	—	82,707,418
Other Financial Instruments*	—	11,569,430	—	11,569,430	—	95,666,344	—	95,666,344
Cash Equivalents	6,758,678	—	—	6,758,678	53,376,412	—	—	53,376,412
	Direxion Daily Russia Bear 3X Shares				Direxion Daily South Korea Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$1,759,742	$—	$—	$1,759,742
Short Term Investments	47,346,402	—	—	47,346,402	1,710,418	—	—	1,710,418
Other Financial Instruments*	—	(9,847,566)	—	(9,847,566)	—	(547,796)	—	(547,796)
Cash Equivalents	17,616,472	—	—	17,616,472	1,071,822	—	—	1,071,822
	Direxion Daily Energy Bull 3X Shares				Direxion Daily Energy Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$202,419,256	$—	$—	$202,419,256	$—	$—	$—	$—
Short Term Investments	145,821,033	—	—	145,821,033	41,468,951	—	—	41,468,951
Other Financial Instruments*	—	50,122,313	—	50,122,313	—	(173,267)	—	(173,267)
Cash Equivalents	118,333,268	—	—	118,333,268	26,943,872	—	—	26,943,872
	Direxion Daily Financial Bull 3X Shares				Direxion Daily Financial Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$299,137,045	$—	$—	$299,137,045	$—	$—	$—	$—
Short Term Investments	450,720,071	—	—	450,720,071	198,771,287	—	—	198,771,287
Other Financial Instruments*	—	112,986,697	—	112,986,697	—	(7,542,389)	—	(7,542,389)
Cash Equivalents	288,726,132	—	—	288,726,132	122,444,631	—	—	122,444,631

DIREXION ANNUAL REPORT

	Direxion Daily Gold Miners Index Bull 3X Shares				Direxion Daily Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$782,939,318	$—	$—	$782,939,318	$—	$—	$—	$—
Short Term Investments	915,554,357	—	—	915,554,357	212,539,524	—	—	212,539,524
Other Financial Instruments*	—	(164,151,154)	—	(164,151,154)	—	28,611,399	—	28,611,399
Cash Equivalents	170,592,410	—	—	170,592,410	72,774,527	—	—	72,774,527
	Direxion Daily Healthcare Bull 3X Shares				Direxion Daily Healthcare Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$39,446,420	$—	$—	$39,446,420	$—	$—	$—	$—
Short Term Investments	106,367,557	—	—	106,367,557	1,596,042	—	—	1,596,042
Other Financial Instruments*	—	(18,333,763)	—	(18,333,763)	—	366,744	—	366,744
Cash Equivalents	38,139,579	—	—	38,139,579	37,395	—	—	37,395
	Direxion Daily Homebuilders & Supplies Bull 3X Shares				Direxion Daily Homebuilders & Supplies Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$631,610	$—	$—	$631,610	$—	$—	$—	$—
Short Term Investments	1,413,106	—	—	1,413,106	2,036,502	—	—	2,036,502
Other Financial Instruments*	—	(408,120)	—	(408,120)	—	933,252	—	933,252
Cash Equivalents	496,461	—	—	496,461	1,543,469	—	—	1,543,469
	Direxion Daily Junior Gold Miners Index Bull 3X Shares				Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$286,278,381	$—	$—	$286,278,381	$—	$—	$—	$—
Short Term Investments	285,653,220	—	—	285,653,220	63,708,114	—	—	63,708,114
Other Financial Instruments*	—	131,400,640	—	131,400,640	—	19,285,318	—	19,285,318
Cash Equivalents	142,817,754	—	—	142,817,754	30,088,080	—	—	30,088,080
	Direxion Daily Natural Gas Related Bull 3X Shares				Direxion Daily Natural Gas Related Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$13,313,131	$—	$—	$13,313,131	$—	$—	$—	$—
Master Limited Partnerships	1,405,404	—	—	1,405,404	—	—	—	—
Short Term Investments	33,148,033	—	—	33,148,033	4,620,380	—	—	4,620,380
Other Financial Instruments*	—	(705,288)	—	(705,288)	—	1,750,018	—	1,750,018
Cash Equivalents	14,398,663	—	—	14,398,663	3,727,965	—	—	3,727,965

DIREXION ANNUAL REPORT

	Direxion Daily Real Estate Bull 3X Shares				Direxion Daily Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$18,813,467	$—	$—	$18,813,467	$—	$—	$—	$—
Short Term Investments	42,036,587	—	—	42,036,587	16,389,023	—	—	16,389,023
Other Financial Instruments*	—	(1,764,513)	—	(1,764,513)	—	2,315,276	—	2,315,276
Cash Equivalents	15,316,412	—	—	15,316,412	7,919,421	—	—	7,919,421
	Direxion Daily Regional Banks Bull 3X Shares				Direxion Daily Regional Banks Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$851,142	$—	$—	$851,142	$—	$—	$—	$—
Short Term Investments	759,723	—	—	759,723	742,292	—	—	742,292
Other Financial Instruments*	—	142,704	—	142,704	—	(154,898)	—	(154,898)
Cash Equivalents	213,653	—	—	213,653	462,563	—	—	462,563
	Direxion Daily Retail Bull 3X Shares				Direxion Daily S&P Biotech Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$2,348,893	$—	$—	$2,348,893	$—	$—	$—	$—
Investment Companies – Equity	—	—	—	—	24,683,484	—	—	24,683,484
Short Term Investments	20,178,450	—	—	20,178,450	226,431,369	—	—	226,431,369
Other Financial Instruments*	—	6,878,460	—	6,878,460	—	(40,470,415)	—	(40,470,415)
Cash Equivalents	14,583,217	—	—	14,583,217	76,929,653	—	—	76,929,653
	Direxion Daily S&P Biotech Bear 3X Shares				Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$5,339,264	$—	$—	$5,339,264
Short Term Investments	55,739,247	—	—	55,739,247	31,520,417	—	—	31,520,417
Other Financial Instruments*	—	31,361,836	—	31,361,836	—	14,172,316	—	14,172,316
Cash Equivalents	32,335,927	—	—	32,335,927	27,254,072	—	—	27,254,072
	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares				Direxion Daily Semiconductor Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$—	$—	$10,842,157	$—	$—	$10,842,157
Short Term Investments	15,574,763	—	—	15,574,763	63,403,718	—	—	63,403,718
Other Financial Instruments*	—	4,400,429	—	4,400,429	—	19,908,231	—	19,908,231
Cash Equivalents	10,822,166	—	—	10,822,166	55,362,740	—	—	55,362,740

DIREXION ANNUAL REPORT

	Direxion Daily Semiconductor Bear 3X Shares				Direxion Daily Technology Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity	$—	$—	$—	$—	$7,644,531	$—	$—	$7,644,531
Short Term Investments	41,121,498	—	—	41,121,498	107,782,383	—	—	107,782,383
Other Financial Instruments*	—	(11,925,770)	—	(11,925,770)	—	14,599,647	—	14,599,647
Cash Equivalents	22,403,057	—	—	22,403,057	101,221,365	—	—	101,221,365
	Direxion Daily Technology Bear 3X Shares				Direxion Daily 7-10 Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$16,243,088	$—	$—	$16,243,088	$4,883,730	$—	$—	$4,883,730
Other Financial Instruments*	—	(5,769,779)	—	(5,769,779)	—	301,859	—	301,859
Cash Equivalents	9,363,262	—	—	9,363,262	3,057,871	—	—	3,057,871
	Direxion Daily 7-10 Year Treasury Bear 3X Shares				Direxion Daily 20+ Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income	$—	$—	$—	$—	$14,983,106	$—	$—	$14,983,106
Short Term Investments	19,461,688	—	—	19,461,688	47,742,003	—	—	47,742,003
Other Financial Instruments*	—	(2,654,693)	—	(2,654,693)	—	(3,499,047)	—	(3,499,047)
Cash Equivalents	10,150,495	—	—	10,150,495	8,238,134	—	—	8,238,134
	Direxion Daily 20+ Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total
Short Term Investments	$236,621,025	$—	$—	$236,621,025
Other Financial Instruments*	—	29,070,141	—	29,070,141
Cash Equivalents	154,286,822	—	—	154,286,822

For further detail on each asset class, see the Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2016. There were no Level 3 securities held by the Funds during the period ended October 31, 2016. It is the Funds' policy to recognize transfers between levels at their fair values as of the beginning of the period.

DIREXION ANNUAL REPORT

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2016, the Funds were invested in swap contracts. At October 31, 2016, the fair value of derivative instruments, by primary risk, was as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$1,970,965	$—	$1,970,965
Direxion Daily Mid Cap Bear 3X Shares	351,558	—	351,558
Direxion Daily S&P 500® Bull 3X Shares	133,177,047	—	133,177,047
Direxion Daily S&P 500® Bear 3X Shares	11,638,006	—	11,638,006
Direxion Daily Small Cap Bull 3X Shares	99,998,850	—	99,998,850
Direxion Daily Small Cap Bear 3X Shares	27,288,872	—	27,288,872
Direxion Daily Brazil Bull 3X Shares	50,013,661	—	50,013,661
Direxion Daily Developed Markets Bull 3X Shares	312,414	—	312,414
Direxion Daily Developed Markets Bear 3X Shares	783,595	—	783,595
Direxion Daily Emerging Markets Bull 3X Shares	43,835,521	—	43,835,521
Direxion Daily Emerging Markets Bear 3X Shares	813,502	—	813,502
Direxion Daily FTSE China Bull 3X Shares	21,973,931	—	21,973,931
Direxion Daily FTSE China Bear 3X Shares	3,874,465	—	3,874,465
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—
Direxion Daily India Bull 3X Shares	9,631,452	—	9,631,452
Direxion Daily Japan Bull 3X Shares	1,152,233	—	1,152,233
Direxion Daily Latin America Bull 3X Shares	11,569,430	—	11,569,430
Direxion Daily Russia Bull 3X Shares	95,774,675	—	95,774,675
Direxion Daily Russia Bear 3X Shares	—	—	—
Direxion Daily South Korea Bull 3X Shares	—	—	—
Direxion Daily Energy Bull 3X Shares	57,251,878	—	57,251,878
Direxion Daily Energy Bear 3X Shares	—	—	—
Direxion Daily Financial Bull 3X Shares	113,195,916	—	113,195,916
Direxion Daily Financial Bear 3X Shares	78,627	—	78,627
Direxion Daily Gold Miners Index Bull 3X Shares	81,186,762	—	81,186,762
Direxion Daily Gold Miners Index Bear 3X Shares	37,346,403	—	37,346,403
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Healthcare Bear 3X Shares	366,744	—	366,744
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	946,893	—	946,893
Direxion Daily Junior Gold Miners Index Bull 3X Shares	175,994,679	—	175,994,679
Direxion Daily Junior Gold Miners Index Bear 3X Shares	20,659,820	—	20,659,820
Direxion Daily Natural Gas Related Bull 3X Shares	4,645,044	—	4,645,044
Direxion Daily Natural Gas Related Bear 3X Shares	1,750,018	—	1,750,018
Direxion Daily Real Estate Bull 3X Shares	—	—	—
Direxion Daily Real Estate Bear 3X Shares	2,454,714	—	2,454,714
Direxion Daily Regional Banks Bull 3X Shares	142,704	—	142,704
Direxion Daily Regional Banks Bear 3X Shares	—	—	—
Direxion Daily Retail Bull 3X Shares	7,420,714	—	7,420,714
Direxion Daily S&P Biotech Bull 3X Shares	22,010,481	—	22,010,481
Direxion Daily S&P Biotech Bear 3X Shares	31,361,836	—	31,361,836
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	14,992,368	—	14,992,368
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	4,400,429	—	4,400,429
Direxion Daily Semiconductor Bull 3X Shares	20,569,814	—	20,569,814
Direxion Daily Semiconductor Bear 3X Shares	4,773	—	4,773

DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Technology Bull 3X Shares	$15,234,974	$—	$15,234,974
Direxion Daily Technology Bear 3X Shares	23,464	—	23,464
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	345,640	345,640
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	286,536	286,536
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	29,224,227	29,224,227

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$285,040	$—	$285,040
Direxion Daily Mid Cap Bear 3X Shares	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	3,049,636	—	3,049,636
Direxion Daily S&P 500® Bear 3X Shares	15,557,147	—	15,557,147
Direxion Daily Small Cap Bull 3X Shares	26,866,763	—	26,866,763
Direxion Daily Small Cap Bear 3X Shares	21,014,414	—	21,014,414
Direxion Daily Brazil Bull 3X Shares	17,152	—	17,152
Direxion Daily Developed Markets Bull 3X Shares	175,598	—	175,598
Direxion Daily Developed Markets Bear 3X Shares	45,337	—	45,337
Direxion Daily Emerging Markets Bull 3X Shares	1,735,151	—	1,735,151
Direxion Daily Emerging Markets Bear 3X Shares	15,954,368	—	15,954,368
Direxion Daily FTSE China Bull 3X Shares	7,542,248	—	7,542,248
Direxion Daily FTSE China Bear 3X Shares	947,610	—	947,610
Direxion Daily FTSE Europe Bull 3X Shares	817,522	—	817,522
Direxion Daily India Bull 3X Shares	274,033	—	274,033
Direxion Daily Japan Bull 3X Shares	3,108	—	3,108
Direxion Daily Latin America Bull 3X Shares	—	—	—
Direxion Daily Russia Bull 3X Shares	108,331	—	108,331
Direxion Daily Russia Bear 3X Shares	9,847,566	—	9,847,566
Direxion Daily South Korea Bull 3X Shares	547,796	—	547,796
Direxion Daily Energy Bull 3X Shares	7,129,565	—	7,129,565
Direxion Daily Energy Bear 3X Shares	173,267	—	173,267
Direxion Daily Financial Bull 3X Shares	209,219	—	209,219
Direxion Daily Financial Bear 3X Shares	7,621,016	—	7,621,016
Direxion Daily Gold Miners Index Bull 3X Shares	245,337,916	—	245,337,916
Direxion Daily Gold Miners Index Bear 3X Shares	8,735,004	—	8,735,004
Direxion Daily Healthcare Bull 3X Shares	18,333,763	—	18,333,763
Direxion Daily Healthcare Bear 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	408,120	—	408,120
Direxion Daily Homebuilders & Supplies Bear 3X Shares	13,641	—	13,641
Direxion Daily Junior Gold Miners Index Bull 3X Shares	44,594,039	—	44,594,039
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1,374,502	—	1,374,502
Direxion Daily Natural Gas Related Bull 3X Shares	5,350,332	—	5,350,332
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—
Direxion Daily Real Estate Bull 3X Shares	1,764,513	—	1,764,513
Direxion Daily Real Estate Bear 3X Shares	139,438	—	139,438
Direxion Daily Regional Banks Bull 3X Shares	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	154,898	—	154,898
Direxion Daily Retail Bull 3X Shares	542,254	—	542,254
Direxion Daily S&P Biotech Bull 3X Shares	62,480,896	—	62,480,896
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	820,052	—	820,052
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	661,583	—	661,583
Direxion Daily Semiconductor Bear 3X Shares	11,930,543	—	11,930,543
Direxion Daily Technology Bull 3X Shares	635,327	—	635,327

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	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Technology Bear 3X Shares	$5,793,243	$—	$5,793,243
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	43,781	43,781
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,941,229	2,941,229
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	3,499,047	3,499,047
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	154,086	154,086

2  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

Transactions in derivative instruments during the period ended October 31, 2016 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$7,309,481	$—	$(4,093,743)	$—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(3,085,229)	—	370,258	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	100,597,556	—	(38,793,066)	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(133,757,914)	—	44,844,972	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	16,893,868	—	44,556,424	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(153,964,604)	—	4,124,393	—
Direxion Daily Brazil Bull 3X Shares	Swap Contracts	21,059,806	—	61,847,771	—
Direxion Daily Developed Markets Bull 3X Shares	Swap Contracts	(6,106,427)	—	(2,128,146)	—
Direxion Daily Developed Markets Bear 3X Shares	Swap Contracts	(2,202,246)	—	842,636	—
Direxion Daily Emerging Markets Bull 3X Shares	Swap Contracts	(13,250,899)	—	52,896,337	—
Direxion Daily Emerging Markets Bear 3X Shares	Swap Contracts	(52,862,834)	—	143,010	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(42,748,040)	—	13,518,379	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(17,031,453)	—	(2,309,835)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(6,265,619)	—	(5,706,107)	—
Direxion Daily India Bull 3X Shares	Swap Contracts	(17,025,427)	—	17,659,560	—
Direxion Daily Japan Bull 3X Shares	Swap Contracts	(427,671)	—	(633,307)	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	(2,700,614)	—	12,877,980	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	(63,496,716)	—	93,504,576	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Russia Bear 3X Shares	Swap Contracts	$(18,290,016)	$—	$(17,084,807)	$—
Direxion Daily South Korea Bull 3X Shares	Swap Contracts	1,096,283	—	(1,197,946)	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	7,646,017	—	30,699,753	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	(20,435,143)	—	(12,656,116)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	34,632,770	—	(79,193,011)	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(138,446,494)	—	32,244,127	—
Direxion Daily Gold Miners Index Bull 3X Shares	Swap Contracts	1,228,834,503	—	(245,942,180)	—
Direxion Daily Gold Miners Index Bear 3X Shares	Swap Contracts	(535,844,823)	—	(76,628,781)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	41,169,361	—	(96,034,464)	—
Direxion Daily Healthcare Bear 3X Shares	Swap Contracts	(450,202)	—	366,744	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	(624,758)	—	(142,326)	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	Swap Contracts	(628,094)	—	(43,094)	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(16,769,859)	—	140,077,774	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	(138,412,679)	—	(2,779,542)	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(28,836,640)	—	2,982,524	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	(10,788,411)	—	1,750,018	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	26,051,086	—	(13,201,129)	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(7,848,303)	—	3,888,281	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(315,031)	—	145,966	—
Direxion Daily Regional Banks Bear 3X Shares	Swap Contracts	(635,966)	—	(331,507)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	8,300,380	—	(9,290,899)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(15,417,109)	—	(26,314,363)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(31,283,770)	—	22,161,242	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Swap Contracts	$18,390,285	$—	$12,643,080	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Swap Contracts	(28,721,851)	—	2,029,986	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	52,847,584	—	(4,527,949)	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(33,422,363)	—	(11,169,062)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	62,111,716	—	(30,994,473)	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(7,802,948)	—	(1,494,844)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	551,876	—	294,981
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(5,139,786)	—	(318,001)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	24,021,871	—	(5,906,729)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(197,162,830)	—	53,871,678

1  Statements of Operations location: Net realized gain (loss) on swaps.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the period ended October 31, 2016, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$145,787,243	$—
Direxion Daily Mid Cap Bear 3X Shares	—	37,472,207
Direxion Daily S&P 500® Bull 3X Shares	1,425,657,694	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,292,379,969
Direxion Daily Small Cap Bull 3X Shares	2,192,654,116	—
Direxion Daily Small Cap Bear 3X Shares	—	1,556,728,752
Direxion Daily Brazil Bull 3X Shares	143,303,549	—
Direxion Daily Developed Markets Bull 3X Shares	59,768,062	—
Direxion Daily Developed Markets Bear 3X Shares	—	28,800,785
Direxion Daily Emerging Markets Bull 3X Shares	529,151,399	—
Direxion Daily Emerging Markets Bear 3X Shares	—	340,544,242
Direxion Daily FTSE China Bull 3X Shares	372,645,520	—
Direxion Daily FTSE China Bear 3X Shares	—	248,363,833
Direxion Daily FTSE Europe Bull 3X Shares	104,604,183	—
Direxion Daily India Bull 3X Shares	230,790,074	—
Direxion Daily Japan Bull 3X Shares	30,177,538	—
Direxion Daily Latin America Bull 3X Shares	33,646,642	—
Direxion Daily Russia Bull 3X Shares	480,068,100	—
Direxion Daily Russia Bear 3X Shares	—	138,165,138
Direxion Daily South Korea Bull 3X Shares	11,471,427	—
Direxion Daily Energy Bull 3X Shares	1,324,329,460	—
Direxion Daily Energy Bear 3X Shares	—	239,462,674
DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Daily Financial Bull 3X Shares	$3,052,717,355	$—
Direxion Daily Financial Bear 3X Shares	—	933,041,872
Direxion Daily Gold Miners Index Bull 3X Shares	2,939,178,461	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	712,238,280
Direxion Daily Healthcare Bull 3X Shares	687,019,155	—
Direxion Daily Healthcare Bear 3X Shares	—	4,815,762
Direxion Daily Homebuilders & Supplies Bull 3X Shares	6,740,985	—
Direxion Daily Homebuilders & Supplies Bear 3X Shares	—	13,762,068
Direxion Daily Junior Gold Miners Index Bull 3X Shares	861,367,526	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	166,726,162
Direxion Daily Natural Gas Related Bull 3X Shares	145,456,214	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	17,205,623
Direxion Daily Real Estate Bull 3X Shares	257,259,852	—
Direxion Daily Real Estate Bear 3X Shares	—	45,925,912
Direxion Daily Regional Banks Bull 3X Shares	6,360,873	—
Direxion Daily Regional Banks Bear 3X Shares	—	6,255,056
Direxion Daily Retail Bull 3X Shares	125,871,465	—
Direxion Daily S&P Biotech Bull 3X Shares	584,791,202	—
Direxion Daily S&P Biotech Bear 3X Shares	—	182,091,659
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	120,906,222	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	61,045,969
Direxion Daily Semiconductor Bull 3X Shares	274,979,689	—
Direxion Daily Semiconductor Bear 3X Shares	—	126,948,696
Direxion Daily Technology Bull 3X Shares	469,710,941	—
Direxion Daily Technology Bear 3X Shares	—	54,103,557
Direxion Daily 7-10 Year Treasury Bull 3X Shares	22,346,109	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	88,507,236
Direxion Daily 20+ Year Treasury Bull 3X Shares	208,181,766	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,173,840,519

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% (or -300%) daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely

DIREXION ANNUAL REPORT

affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

During the period ended October 31, 2016, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Brazil Bull 3X Shares	3/24/16	1	:4	$18.16	$72.64	2,504,845	626,211
Direxion Daily Emerging Markets Bull 3X Shares	3/24/16	1	:4	12.19	48.76	14,528,932	3,632,233
Direxion Daily India Bull 3X Shares	3/24/16	1	:4	11.57	46.28	6,799,457	1,699,864
Direxion Daily Latin America Bull 3X Shares	3/24/16	1	:4	16.13	64.52	619,819	154,955
Direxion Daily Russia Bull 3X Shares	3/24/16	1	:4	12.85	51.40	14,139,979	3,534,995
Direxion Daily Natural Gas Related Bull 3X Shares	3/24/16	1	:10	2.38	23.80	21,586,428	2,158,643
Direxion Daily S&P Biotech Bull 3X Shares	3/24/16	1	:4	6.16	24.64	26,650,000	6,662,500
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	3/24/16	1	:10	4.83	48.30	8,550,000	855,000
Direxion Daily Gold Miners Index Bear 3X Shares	5/18/16	1	:10	1.25	12.50	251,600,002	25,160,000
Direxion Daily Junior Gold Miners Index Bear 3X Shares	5/18/16	1	:10	1.51	15.10	30,849,649	3,084,965

DIREXION ANNUAL REPORT

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Gold Miners Index Bear 3X Shares	8/25/16	1	:5	$7.23	$36.15	72,607,284	14,521,457
Direxion Daily Junior Gold Miners Index Bear 3X Shares	8/25/16	1	:5	6.14	30.70	13,284,316	2,656,863
Direxion Daily Natural Gas Related Bear 3X Shares	8/25/16	1	:4	7.33	29.32	1,100,001	275,000
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	8/25/16	1	:5	4.85	24.25	7,900,000	1,580,000

During the period ended October 31, 2016, shares of the following funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily FTSE China Bear 3X Shares	3/24/16	4	:1	$105.22	$26.31	681,815	2,727,260
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	3/24/16	4	:1	55.60	13.90	550,000	2,200,000
Direxion Daily Brazil Bull 3X Shares	8/25/16	4	:1	140.55	35.14	425,932	1,703,728
Direxion Daily Gold Miners Index Bull 3X Shares	8/25/16	5	:1	106.80	21.36	13,837,747	69,188,735
Direxion Daily Junior Gold Miners Index Bull 3X Shares	8/25/16	10	:1	189.59	18.96	2,726,466	27,264,660
Direxion Daily Real Estate Bull 3X Shares	8/25/16	4	:1	102.72	25.68	800,000	3,200,000
Direxion Daily 20+ Year Treasury Bull 3X Shares	8/25/16	4	:1	116.05	29.01	700,000	2,800,000

11.  OTHER INFORMATION

In December 2015, the Securities and Exchange Commission issued proposed Rule 18f-4 under the Investment Company Act of 1940, Use of Derivatives by Registered Investment Companies and Business Development Companies. This proposed rule would apply portfolio limitations designed to impose a limit on the amount of leverage a fund may obtain through derivatives transactions and other senior securities transactions; manage the risks associated with a fund's derivatives transactions by maintaining an amount of certain assets as defined as "qualifying coverage assets," which is designed to enable a fund to meet its obligations under its derivatives transactions; and, depending on the extent of its derivatives usage, establish a formalized derivatives risk management program. At this time, the proposed rule has not been adopted by the Securities and Exchange Commission; however, management is evaluating the implications of this proposed rule and the impact it will have on the Funds' portfolios.

12.  SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

DIREXION ANNUAL REPORT

Effective December 1, 2016, the Direxion Daily Regional Banks Bull 3X Shares and Direxion Daily Regional Banks Bear 3X Shares changed their target index from the Solactive U.S. Regional Bank Index to the S&P Regional Banks Select Industry Index. The Direxion Daily Retail Bull 3X Shares changed its target index from the Russell 1000® Retail Index to the S&P Retail Select Industry Index.

The Board of Trustees of the Trust appointed Kent Barnes to serve as the Chief Compliance Officer ("CCO") of the Trust effective December 1, 2016. All references to Angela Brickl as CCO of the Trust appearing in this report are hereby replaced with Mr. Barnes to reflect this change.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016)	N/A	N/A

On December 19, 2016, the following Funds declared short-term capital gain distributions with an ex-date of December 20, 2016 and payable date of December 28, 2016. The short-term capital gain distribution per share for each Fund was as follows:

Per Share Short-Term Capital Gain
Funds	Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.61254
Direxion Daily Retail Bull 3X Shares	0.95133
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	3.31058
Direxion Daily Semiconductor Bull 3X Shares	2.76442
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2.84233

Effective January 3, 2017, the Direxion Daily India Bull 3X Shares will change its target index from the Indus India Index to the MSCI India Index.

The Trust has evaluated subsequent events through the issuance of the Funds' financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds' financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Healthcare Bear 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and Direxion Daily 20+ Year Treasury Bear 3X Shares (51 of the series constituting the Direxion Shares ETF Trust (the "Funds")) as of October 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2016, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Brazil Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Japan Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily South Korea Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Homebuilders and Supplies Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Homebuilders and Supplies Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bear 3X Shares	70.10%	70.10%	0.00%	100.00%
Direxion Daily Retail Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	38.10%	38.10%	0.00%	100.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2016. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	142	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	142	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997 – 2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000 – 2003).	142	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999 – 2006).	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management LLC.	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 79 of the 118 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 18 of the 24 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 22-23, 2016, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Advisory Agreement outside the presence of the Advisor's representatives and Fund management in an executive session held on August 9, 2016. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Advisory Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Advisory Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor;

•  The investment objectives of the Funds which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees paid to the Advisor and an evaluation of the Operating Expense Limitation Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor;

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that that they had also received information relevant to their consideration throughout the year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Advisory Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Fund's daily leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which includes development of investment strategies and specialized skills trading complex financial instruments required to achieve each Fund's investment objective and minimize counterparty risk; (3) information regarding the selection of swap counterparties and the favorable terms of derivatives transactions that the Advisor is able to negotiate with swap counterparties on behalf of the Funds; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Advisory Agreement were fair and reasonable and could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to independently achieve the investment objective of any of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be extremely difficult for an investor to independently implement any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by USBancorp Fund Services, LLC ("USBFS") at the direction of the Advisor, using data provided by Morningstar, Inc. ("Morningstar"), to compare the Funds' actual advisory fees, operating expenses, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor and USBFS used the same methodology as in 2015, when the methodology was recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board reviewed shareholder report disclosures related to approval of investment advisory agreements from Peer Group funds to evaluate the extent to which those funds' fee rates appeared to be the result of arm's-length negotiations and therefore could provide the Board a useful basis for comparison. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Advisory Agreement were reasonable in relation to the nature and quality of the services provided by the Advisor.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return information for the periods ending June 30, 2016 and June 30, 2015 or since inception if a Fund did not have two full years of operations. The Board also reviewed the total return of each Fund for one-year or since inception period ended June 30, 2016. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's underlying index return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Funds, the correlation of each Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Advisory Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, daily portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Advisory Agreement was not excessive in light of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board also considered the Advisor's representation that the current breakpoints based on the asset levels of each Fund are sufficient to reflect the economies of scale for the Funds. The Advisor noted that it was continuing its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

determined that, in the exercise of its business judgment, changes to the existing breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board also considered that the Advisor's overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Advisory Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Advisory Agreement.

DIREXION ANNUAL REPORT

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ANNUAL REPORT OCTOBER 31, 2016

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.),
28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling (800) 851-0511 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling (800) 851-0511, or by accessing the SEC's website, at www.sec.gov. It may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$1,337,808	$1,141,750
Audit-Related Fees	—	—
Tax Fees	496,975	421,550
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last  year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/30/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/30/16

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/30/16

* Print the name and title of each signing officer under his or her signature.